UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-02699

                                       AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

                               11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

                      Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (713) 626-1919

Date of fiscal year end:          12/31

Date of reporting period:      06/30/19

Item 1. Reports to Stockholders.

Semiannual Report to Shareholders	June 30, 2019

Invesco Alternative Strategies Fund

Nasdaq:
A: LQLAX ∎ C: LQLCX ∎ R: LQLRX ∎ Y: LQLYX ∎ R5: LQLFX ∎ R6: LQLSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.01%
Class C Shares	0.67
Class R Shares	0.78
Class Y Shares	1.11
Class R5 Shares	1.12
Class R6 Shares	1.12
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.21
Lipper Alternative Multi-Strategy Funds Classification Average∎ (Peer Group)	4.65

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The FTSE US 3-Month Treasury Bill Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

  The Lipper Alternative Multi-Strategy Funds Classification Average represents an average of all funds in the Lipper Alternative Multi-Strategy Funds classification.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco Alternative Strategies Fund

Average Annual Total Returns

As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-0.11%
1 Years	-8.03

Class C Shares
Inception (10/14/14)	0.33%
1 Year	-4.27

Class R Shares
Inception (10/14/14)	0.83%
1 Year	-2.93

Class Y Shares
Inception (10/14/14)	1.36%
1 Year	-2.41

Class R5 Shares
Inception (10/14/14)	1.34%
1 Year	-2.41

Class R6 Shares
Inception (10/14/14)	1.34%
1 Year	-2.41

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 7.79%, 8.54%, 8.04%, 7.54%, 7.41% and 7.41%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.07%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

3 Invesco Alternative Strategies Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4 Invesco Alternative Strategies Fund

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Alternative Strategies Fund

Schedule of Investments in Affiliated Issuers–100.07%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Alternative Funds–28.40%
Invesco DB Base Metals Fund	2.40%	$73,487	$16,684	$(7,850)	$ 1,364	$ (869)	$ –	5,343	$82,816

Invesco DB Silver Fund	2.04%	62,804	14,445	(5,569)	(351)	(903)	–	3,144	70,426

Invesco Global Targeted Returns Fund, Class R6	23.96%	733,676	102,007	(26,653)	19,610	(954)	–	84,891	827,686

Total Alternative Funds		869,967	133,136	(40,072)	20,623	(2,726)	–		980,928

Asset Allocation Funds–29.31%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	14.66%	440,269	49,585	(31,655)	48,080	(13)	–	44,488	506,266

Invesco Balanced-Risk Commodity Strategy Fund, Class R6	2.29%	71,921	17,136	(12,132)	2,901	(876)	–	12,259	78,950

Invesco Macro Allocation Strategy Fund, Class R6	12.36%	373,309	72,595	(29,166)	10,746	(469)	–	45,670	427,015

Total Asset Allocation Funds		885,499	139,316	(72,953)	61,727	(1,358)	–		1,012,231

Domestic Equity Funds–17.44%
Invesco All Cap Market Neutral Fund, Class R6(b)	13.58%	403,846	110,055	(6,324)	(35,929)	(2,686)	–	65,498	468,962

Invesco Long/Short Equity Fund, Class R6(b)	3.86%	122,911	29,640	(16,019)	1,794	(4,850)	–	14,997	133,476

Total Domestic Equity Funds		526,757	139,695	(22,343)	(34,135)	(7,536)	–		602,438

Fixed Income Fund–1.95%
Invesco Floating Rate Fund, Class R6	1.95%	59,868	5,860	–	1,658	–	1,462	9,081	67,386

Foreign Equity Funds–18.55%
Invesco Global Infrastructure Fund, Class R6	4.05%	113,127	32,122	(29,133)	23,246	361	939	12,118	139,723

Invesco Global Market Neutral Fund, Class R6	14.50%	444,246	111,209	(9,864)	(39,550)	(5,283)	–	81,823	500,758

Total Foreign Equity Funds		557,373	143,331	(38,997)	(16,304)	(4,922)	939		640,481

Real Estate Funds–3.83%
Invesco Global Real Estate Fund, Class R6	3.83%	117,094	19,968	(22,014)	17,671	(556)	1,451	10,151	132,163

Money Market Funds–0.59%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.21%	4,569	159,054	(156,454)	–	–	75	7,169	7,169

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.15%	3,264	113,609	(111,754)	1	(1)	57	5,117	5,119

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.23%	5,222	181,776	(178,805)	–	–	85	8,193	8,193

Total Money Market Funds		13,055	454,439	(447,013)	1	(1)	217		20,481

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $3,685,916)	100.07%	$3,029,613	$1,035,745	$(643,392)	$ 51,241	$(17,099)	$4,069		$3,456,108

OTHER ASSETS LESS LIABILITIES	(0.07)%								(2,462)

NET ASSETS	100.00%								$3,453,646

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5 Invesco Alternative Strategies Fund

Portfolio Composition*

By fund type, based on total investments

Alternative Funds	61.50%
Equity Funds	35.96
Fixed Income Funds	1.95
Money Market Funds	0.59

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6 Invesco Alternative Strategies Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $3,685,916)	$3,456,108

Receivable for: Fund shares sold	16

Dividends - affiliated underlying funds	38

Fund expenses absorbed	16,623

Investment for trustee deferred compensation and retirement plans	11,998

Other assets	22,381

Total assets	3,507,164

Liabilities:

Payable for:
Fund shares reacquired	207

Accrued fees to affiliates	3,707

Accrued trustees’ and officers’ fees and benefits	427

Accrued other operating expenses	37,179

Trustee deferred compensation and retirement plans	11,998

Total liabilities	53,518

Net assets applicable to shares outstanding	$3,453,646

Net assets consist of:

Shares of beneficial interest	$3,662,033

Distributable earnings	(208,387)

$3,453,646

Net Assets:

Class A	$1,702,450

Class C	$84,909

Class R	$25,396

Class Y	$1,622,729

Class R5	$9,081

Class R6	$9,081

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	188,258

Class C	9,490

Class R	2,818

Class Y	178,638

Class R5	1,001

Class R6	1,001

Class A:
Net asset value per share	$9.04

Maximum offering price per share (Net Asset Value of $9.04 ÷ 94.50%)	$9.57

Class C:
Net asset value and offering price per share	$8.95

Class R:
Net asset value and offering price per share	$9.01

Class Y:
Net asset value and offering price per share	$9.08

Class R5:
Net asset value and offering price per share	$9.07

Class R6:
Net asset value and offering price per share	$9.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Alternative Strategies Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends from affiliated underlying funds	$4,069

Expenses:
Advisory fees	2,380

Administrative services fees	224

Custodian fees	1,003

Distribution fees:
Class A	1,781

Class C	469

Class R	58

Transfer agent fees – A, C, R and Y	3,804

Transfer agent fees – R5	7

Transfer agent fees – R6	7

Trustees’ and officers’ fees and benefits	11,376

Registration and filing fees	39,801

Reports to shareholders	5,440

Professional services fees	19,706

Other	6,100

Total expenses	92,156

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(87,647)

Net expenses	4,509

Net investment income (loss)	(440)

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(17,099)

Change in net unrealized appreciation of affiliated underlying fund shares	51,240

Net realized and unrealized gain	34,141

Net increase in net assets resulting from operations	$33,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Alternative Strategies Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018

Operations:
Net investment income (loss)	$(440)	$36,499

Net realized gain (loss)	(17,099)	91,815

Change in net unrealized appreciation (depreciation)	51,240	(256,830)

Net increase (decrease) in net assets resulting from operations	33,701	(128,516)

Distributions to shareholders from distributable earnings:
Class A	–	(55,586)

Class C	–	(4,523)

Class R	–	(763)

Class Y	–	(77,362)

Class R5	–	(431)

Class R6	–	(431)

Total distributions from distributable earnings	–	(139,096)

Share transactions–net:
Class A	450,745	393,654

Class C	(42,821)	(41,894)

Class R	6,325	2,224

Class Y	(25,978)	325,219

Net increase in net assets resulting from share transactions	388,271	679,203

Net increase in net assets	421,972	411,591

Net assets:
Beginning of period	3,031,674	2,620,083

End of period	$3,453,646	$3,031,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Alternative Strategies Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed (c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$8.95	$(0.01)	$0.10	$0.09	$–	$–	$–	$9.04	1.01%	$1,702	0.39	%(e)	5.91	%(e)	(0.13	)%(e)	6%
Year ended 12/31/18	9.79	0.12	(0.55)	(0.43)	(0.13)	(0.28)	(0.41)	8.95	(4.39)	1,237	0.37		8.48		1.19		30
Year ended 12/31/17	9.54	0.03	0.32	0.35	(0.07)	(0.03)	(0.10)	9.79	3.66	948	0.30		11.13		0.35		43
Year ended 12/31/16	9.32	0.32	0.24	0.56	(0.34)	(0.00)	(0.34)	9.54	5.97	856	0.51		18.77		3.39		45
Year ended 12/31/15	9.95	0.41	(0.62)	(0.21)	(0.40)	(0.02)	(0.42)	9.32	(2.15)	489	0.52		47.31		4.19		52
Year ended 12/31/14(f)	10.00	0.15	(0.01)	0.14	(0.19)	–	(0.19)	9.95	1.39	152	0.52	(g)	97.85	(g)	6.96	(g)	3
Class C
Six months ended 06/30/19	8.89	(0.04)	0.10	0.06	–	–	–	8.95	0.67	85	1.14	(e)	6.66	(e)	(0.88	)(e)	6
Year ended 12/31/18	9.72	0.04	(0.54)	(0.50)	(0.05)	(0.28)	(0.33)	8.89	(5.17)	127	1.12		9.23		0.44		30
Year ended 12/31/17	9.48	(0.04)	0.32	0.28	(0.01)	(0.03)	(0.04)	9.72	2.98	181	1.05		11.88		(0.40)		43
Year ended 12/31/16	9.28	0.25	0.22	0.47	(0.27)	(0.00)	(0.27)	9.48	5.10	160	1.26		19.52		2.64		45
Year ended 12/31/15	9.95	0.33	(0.62)	(0.29)	(0.36)	(0.02)	(0.38)	9.28	(2.90)	101	1.27		48.06		3.44		52
Year ended 12/31/14(f)	10.00	0.14	(0.02)	0.12	(0.17)	–	(0.17)	9.95	1.23	21	1.27	(g)	98.60	(g)	6.21	(g)	3
Class R
Six months ended 06/30/19	8.94	(0.02)	0.09	0.07	–	–	–	9.01	0.78	25	0.64	(e)	6.16	(e)	(0.38	)(e)	6
Year ended 12/31/18	9.77	0.09	(0.54)	(0.45)	(0.10)	(0.28)	(0.38)	8.94	(4.57)	19	0.62		8.73		0.94		30
Year ended 12/31/17	9.52	0.01	0.32	0.33	(0.05)	(0.03)	(0.08)	9.77	3.47	18	0.55		11.38		0.10		43
Year ended 12/31/16	9.31	0.30	0.22	0.52	(0.31)	(0.00)	(0.31)	9.52	5.64	18	0.76		19.02		3.14		45
Year ended 12/31/15	9.95	0.39	(0.63)	(0.24)	(0.38)	(0.02)	(0.40)	9.31	(2.38)	18	0.77		47.56		3.94		52
Year ended 12/31/14(f)	10.00	0.15	(0.02)	0.13	(0.18)	–	(0.18)	9.95	1.34	18	0.77	(g)	98.10	(g)	6.71	(g)	3
Class Y
Six months ended 06/30/19	8.98	0.01	0.09	0.10	–	–	–	9.08	1.11	1,623	0.14	(e)	5.66	(e)	0.12	(e)	6
Year ended 12/31/18	9.82	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.98	(4.17)	1,631	0.12		8.23		1.44		30
Year ended 12/31/17	9.57	0.06	0.31	0.37	(0.09)	(0.03)	(0.12)	9.82	3.88	1,453	0.05		10.88		0.60		43
Year ended 12/31/16	9.34	0.35	0.23	0.58	(0.35)	(0.00)	(0.35)	9.57	6.28	495	0.26		18.52		3.64		45
Year ended 12/31/15	9.96	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.34	(1.89)	256	0.27		47.06		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.01)	0.15	(0.19)	–	(0.19)	9.96	1.54	309	0.27	(g)	97.60	(g)	7.21	(g)	3
Class R5
Six months ended 06/30/19	8.97	0.01	0.09	0.10	–	–	–	9.07	1.12	9	0.14	(e)	5.57	(e)	0.12	(e)	6
Year ended 12/31/18	9.81	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.97	(4.17)	9	0.12		8.10		1.44		30
Year ended 12/31/17	9.55	0.06	0.32	0.38	(0.09)	(0.03)	(0.12)	9.81	4.00	10	0.05		10.72		0.60		43
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26		18.23		3.64		45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	0.02	0.14	(0.19)	–	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3
Class R6
Six months ended 06/30/19	8.97	0.01	0.09	0.10	–	–	–	9.07	1.12	9	0.14	(e)	5.57	(e)	0.12	(e)	6
Year ended 12/31/18	9.81	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.97	(4.17)	9	0.12		8.10		1.44		30
Year ended 12/31/17	9.55	0.06	0.32	0.38	(0.09)	(0.03)	(0.12)	9.81	4.00	10	0.05		10.72		0.60		43
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26		18.23		3.64		45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	–	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.07%, 1.07%, 1.04%, 1.14%, 1.02% and 1.73% for the six months ended June 30, 2019, the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,437, $95, $23, $1,627, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Alternative Strategies Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Alternative Strategies Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

11 Invesco Alternative Strategies Fund

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

12 Invesco Alternative Strategies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 1.07% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,380, reimbursed fund level expenses of $81,449 and reimbursed class level expenses of $1,718, $113, $28, $1,946, $6 and $6 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $223 in front-end sales commissions from the sale of Class A shares and $0 and $10 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

13 Invesco Alternative Strategies Fund

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $581,695 and $196,381, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 70,982

Aggregate unrealized (depreciation) of investments	(407,669)

Net unrealized appreciation (depreciation) of investments	$(336,687)

Cost of investments for tax purposes is $3,792,795.

14 Invesco Alternative Strategies Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	55,467	$499,208	91,530	$881,753

Class C	428	3,818	3,367	32,241

Class R	704	6,370	197	1,844

Class Y	3,075	27,863	51,669	498,850

Issued as reinvestment of dividends:
Class A	–	–	5,203	46,569

Class C	–	–	453	4,026

Class R	–	–	43	380

Class Y	–	–	4,701	42,168

Automatic conversion of Class C shares to Class A shares:
Class A	3,690	33,324	–	–

Class C	(3,715)	(33,324)	–	–

Reacquired:
Class A	(9,079)	(81,787)	(55,400)	(534,668)

Class C	(1,489)	(13,315)	(8,161)	(78,161)

Class R	(5)	(45)	–	–

Class Y	(5,957)	(53,841)	(22,743)	(215,799)

Net increase in share activity	43,119	$388,271	70,859	$679,203

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

15 Invesco Alternative Strategies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,010.10	$1.94	$1,022.86	$1.96	0.39%
Class C	1,000.00	1,006.70	5.67	1,019.14	5.71	1.14
Class R	1,000.00	1,007.80	3.19	1,021.62	3.21	0.64
Class Y	1,000.00	1,011.10	0.70	1,024.10	0.70	0.14
Class R5	1,000.00	1,011.20	0.70	1,024.10	0.70	0.14
Class R6	1,000.00	1,011.20	0.70	1,024.10	0.70	0.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16 Invesco Alternative Strategies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Alternative Strategies Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Multi-Strategy Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

17                         Invesco Alternative Strategies Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

18                         Invesco Alternative Strategies Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	ALST-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800)959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance	3
Letters to Shareholders	13
Schedule of Investments	14
Financial Statements	20
Financial Highlights	26
Notes to Financial Statements	33
Fund Expenses	43
Approval of Investment Advisory and Sub-Advisory Contracts	46

2

Fund Performance

Performance summary - Invesco Balanced-Risk Retirement Now Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.83%
Class AX Shares	6.84
Class C Shares	6.32
Class CX Shares	6.46
Class R Shares	6.53
Class RX Shares	6.67
Class Y Shares	6.85
Class R5 Shares	6.86
Class R6 Shares	6.86
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	13.54
Custom Invesco Balanced-Risk Retirement Now Index◆ (Style-Specific Index)	7.92
Lipper Mixed-Asset Target Today Funds Index▲ (Peer Group Index)	9.07
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.;▲Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Custom Invesco Balanced-Risk Retirement Now Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and FTSE US 3-Month Treasury Bill Index. From January 31, 2007, to November 4, 2009, the index was composed of the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Bloomberg Barclays U.S. Universal and U.S. 3-Month Treasury Bill Index. From November 4, 2009, through November 30, 2009, the index was composed of the following indexes: MSCI World, JP Morgan Global Government Bond and U.S. 3-Month Treasury Bill Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

The Lipper Mixed-Asset Target Today Funds Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.

The MSCI World IndexSM is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills.

The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).

The Bloomberg Barclays U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade.

The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.

The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance of the three-month US Treasury bill.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

3                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.34%
10 Years	4.16
5 Years	1.26
1 Year	-2.64

Class AX Shares
10 Years	4.15%
5 Years	1.26
1 Year	-2.65

Class C Shares
Inception (1/31/07)	2.20%
10 Years	3.99
5 Years	1.67
1 Year	1.17

Class CX Shares
10 Years	3.97%
5 Years	1.70
1 Year	1.29

Class R Shares
Inception (1/31/07)	2.54%
10 Years	4.48
5 Years	2.12
1 Year	2.60

Class RX Shares
10 Years	4.47%
5 Years	2.17
1 Year	2.72

Class Y Shares
Inception (10/3/08)	4.33%
10 Years	5.02
5 Years	2.67
1 Year	3.14

Class R5 Shares
Inception (1/31/07)	3.05%
10 Years	4.99
5 Years	2.65
1 Year	3.15

Class R6 Shares
10 Years	4.91%
5 Years	2.65
1 Year	3.15

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.58%, 1.58%, 1.08%, 1.08%, 0.58%, 0.58% and 0.58%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.01%, 2.01%, 2.76%, 2.76%, 2.26%, 2.26%, 1.76%, 1.68% and 1.63%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Balanced-Risk Retirement Now Fund Nasdaq: A: IANAX ∎ AX: VIRAX ∎ C: IANCX

CX: VIRCX ∎ R: IANRX ∎ RX: VIRRX

Y: IANYX ∎ R5: IANIX ∎ R6: IANFX

4                         Invesco Balanced-Risk Retirement Funds

Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2020 Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.16%
Class AX Shares	7.16
Class C Shares	6.83
Class CX Shares	6.83
Class R Shares	7.09
Class RX Shares	6.97
Class Y Shares	7.26
Class R5 Shares	7.33
Class R6 Shares	7.33
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	13.54
Custom Invesco Balanced-Risk Retirement 2020 Index◆ (Style-Specific Index)	8.30
Lipper Mixed-Asset Target 2020 Funds Index▲ (Peer Group Index)	11.08
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Custom Invesco Balanced-Risk Retirement 2020 Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and US 3-Month Treasury Bill Index. From January 31, 2007, to November 4, 2009, the index was composed of the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index was composed of the following indexes: MSCI World and JP Morgan Global Government Bond. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.

The MSCI World IndexSM is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).

The Bloomberg Barclays U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade.

The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.

The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance of the three-month US Treasury bill.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

5                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.01%
10 Years	6.22
5 Years	1.59
1 Year	-2.82

Class AX Shares
10 Years	6.22%
5 Years	1.59
1 Year	-2.82

Class C Shares
Inception (1/31/07)	2.85%
10 Years	6.03
5 Years	2.01
1 Year	1.02

Class CX Shares
10 Years	6.03%
5 Years	1.98
1 Year	1.13

Class R Shares
Inception (1/31/07)	3.22%
10 Years	6.55
5 Years	2.50
1 Year	2.56

Class RX Shares
10 Years	6.55%
5 Years	2.50
1 Year	2.56

Class Y Shares
Inception (10/3/08)	5.94%
10 Years	7.07
5 Years	3.01
1 Year	3.10

Class R5 Shares
Inception (1/31/07)	3.75%
10 Years	7.09
5 Years	3.04
1 Year	3.20

Class R6 Shares
10 Years	7.00%
5 Years	2.99
1 Year	3.20

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.89%, 0.89%, 1.64%, 1.64%, 1.14%, 1.14%, 0.64%, 0.64% and 0.64%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.50%, 1.50%, 2.25%, 2.25%, 1.75%, 1.75%, 1.25%, 1.16% and 1.08%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.64%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Balanced-Risk Retirement 2020 Fund Nasdaq: A: AFTAX ◾ AX: VRCAX ◾ C: AFTCX CX: VRCCX ◾ R: ATFRX ◾ RX: VRCRX Y: AFTYX ◾ R5: AFTSX ◾ R6: VRCFX

   6                             Invesco Balanced-Risk Retirement Funds

Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2030 Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.79%
Class AX Shares	10.77
Class C Shares	10.34
Class CX Shares	10.47
Class R Shares	10.61
Class RX Shares	10.61
Class Y Shares	11.00
Class R5 Shares	10.96
Class R6 Shares	10.96
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	13.54
Custom Invesco Balanced-Risk Retirement 2030 Index◆ (Style-Specific Index)	12.65
Lipper Mixed-Asset Target 2030 Funds Index▲ (Peer Group Index)	13.07
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research
Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Custom Invesco Balanced-Risk Retirement 2030 Index is composed of the following indexes: MSCI World and the Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index was composed of the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index was composed of the following indexes: MSCI World and JP Morgan Global Government Bond. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.

The MSCI World IndexSM is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).

The Bloomberg Barclays U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade.

The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

   7                             Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.13%
10 Years	7.16
5 Years	2.52
1 Year	-2.12

Class AX Shares
10 Years	7.17%
5 Years	2.52
1 Year	-2.12

Class C Shares
Inception (1/31/07)	2.98%
10 Years	6.97
5 Years	2.92
1 Year	1.63

Class CX Shares
10 Years	6.99%
5 Years	2.94
1 Year	1.75

Class R Shares
Inception (1/31/07)	3.33%
10 Years	7.51
5 Years	3.43
1 Year	3.20

Class RX Shares
10 Years	7.52%
5 Years	3.44
1 Year	3.20

Class Y Shares
Inception (10/3/08)	6.60%
10 Years	8.04
5 Years	3.92
1 Year	3.75

Class R5 Shares
Inception (1/31/07)	3.86%
10 Years	8.06
5 Years	3.93
1 Year	3.74

Class R6 Shares
10 Years	7.96%
5 Years	3.93
1 Year	3.74

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.11%, 1.11%, 1.86%, 1.86%, 1.36%, 1.36%, 0.86%, 0.86% and 0.86%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.70%, 1.70%, 2.45%, 2.45%, 1.95%, 1.95%, 1.45%, 1.33% and 1.25%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.86%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Balanced-Risk Retirement 2030 Fund Nasdaq: A: TNAAX ⬛ AX: VREAX ⬛ C: TNACX CX: VRECX ⬛ R: TNARX ⬛ RX: VRERX Y: TNAYX ⬛ R5: TNAIX ⬛ R6: TNAFX

   8                             Invesco Balanced-Risk Retirement Funds

Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2040 Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.46%
Class AX Shares	12.48
Class C Shares	11.98
Class CX Shares	12.01
Class R Shares	12.27
Class RX Shares	12.27
Class Y Shares	12.54
Class R5 Shares	12.52
Class R6 Shares	12.52
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	13.54
Custom Invesco Balanced-Risk Retirement 2040 Index◆ (Style-Specific Index)	13.20
Lipper Mixed-Asset Target 2040 Funds Index▲ (Peer Group Index)	15.08
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Custom Invesco Balanced-Risk Retirement 2040 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index was composed of the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index was composed of the following indexes: MSCI World and the JP Morgan Global Government Bond. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.

The MSCI World IndexSM is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).

The Bloomberg Barclays U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade.

The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

   9                             Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.17%
10 Years	7.63
5 Years	3.01
1 Year	-1.90

Class AX Shares
10 Years	7.62%
5 Years	3.01
1 Year	-1.90

Class C Shares
Inception (1/31/07)	3.02%
10 Years	7.47
5 Years	3.48
1 Year	2.09

Class CX Shares
10 Years	7.44%
5 Years	3.46
1 Year	2.10

Class R Shares
Inception (1/31/07)	3.39%
10 Years	7.99
5 Years	3.97
1 Year	3.58

Class RX Shares
10 Years	7.97%
5 Years	3.94
1 Year	3.58

Class Y Shares
Inception (10/3/08)	6.88%
10 Years	8.52
5 Years	4.45
1 Year	4.06

Class R5 Shares
Inception (1/31/07)	3.89%
10 Years	8.51
5 Years	4.44
1 Year	4.06

Class R6 Shares
10 Years	8.42%
5 Years	4.44
1 Year	4.05

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.14%, 1.14%, 1.89%, 1.89%, 1.39%, 1.39%, 0.89%, 0.89% and 0.89%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.88%, 1.88%, 2.63%, 2.63%, 2.13%, 2.13%, 1.63%, 1.46% and 1.39%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.89%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Balanced-Risk Retirement 2040 Fund Nasdaq: A: TNDAX  ⬛  AX: VRGAX  ⬛  C: TNDCX CX: VRGCX  ⬛  R: TNDRX  ⬛  RX: VRGRX Y: TNDYX  ⬛  R5: TNDIX   ⬛  R6: TNDFX

   10                             Invesco Balanced-Risk Retirement Funds

Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2050 Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.06%
Class AX Shares	14.04
Class C Shares	13.60
Class CX Shares	13.60
Class R Shares	13.86
Class RX Shares	14.01
Class Y Shares	14.26
Class R5 Shares	14.10
Class R6 Shares	14.22
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	13.54
Custom Invesco Balanced-Risk Retirement 2050 Index◆ (Style-Specific Index)	13.74
Lipper Mixed-Asset Target 2050 Funds Index▲ (Peer Group Index)	15.70
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ÙLipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Custom Invesco Balanced-Risk Retirement 2050 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index was composed of the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index was composed of the following indexes: MSCI World and JP Morgan Global Government Bond. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.

The MSCI World IndexSM is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).

The Bloomberg Barclays U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade.

The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

   11                             Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.25%
10 Years	8.05
5 Years	3.49
1 Year	-1.53

Class AX Shares
10 Years	8.04%
5 Years	3.51
1 Year	-1.53

Class C Shares
Inception (1/31/07)	3.12%
10 Years	7.87
5 Years	3.95
1 Year	2.33

Class CX Shares
10 Years	7.88%
5 Years	3.95
1 Year	2.47

Class R Shares
Inception (1/31/07)	3.47%
10 Years	8.41
5 Years	4.44
1 Year	3.96

Class RX Shares
10 Years	8.41%
5 Years	4.44
1 Year	3.96

Class Y Shares
Inception (10/3/08)	7.15%
10 Years	8.94
5 Years	4.93
1 Year	4.44

Class R5 Shares
Inception (1/31/07)	3.97%
10 Years	8.93
5 Years	4.93
1 Year	4.30

Class R6 Shares
10 Years	8.86%
5 Years	4.95
1 Year	4.56

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.16%, 1.16%, 1.91%, 1.91%, 1.41%, 1.41%, 0.91%, 0.91% and 0.91%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.18%, 2.18%, 2.93%, 2.93%, 2.43%, 2.43%, 1.93%, 1.61% and 1.61%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.91%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Balanced-Risk Retirement 2050 Fund Nasdaq: A: TNEAX ◾ AX: VRIAX ◾ C: TNECX CX: VRICX ◾ R: TNERX ◾ RX: VRIRX Y: TNEYX ◾ R5: TNEIX ◾ R6: TNEFX

12                         Invesco Balanced-Risk Retirement Funds

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco

Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

13                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers-99.89%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Dividend Income	Shares 06/30/19	Value 06/30/19
Asset Allocation Funds-60.75%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	60.75%	$11,512,229	$28,125	$(1,235,550)	$1,172,321	$19,824	$—	1,010,277	$11,496,949

Money Market Funds-39.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	23.48%	4,629,840	874,904	(1,059,711)	—	—	52,222	4,445,033	4,445,033
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	15.66%	3,086,560	583,269	(706,474)	—	—	34,547	2,963,355	2,963,355
Total Money Market Funds		7,716,400	1,458,173	(1,766,185)	—	—	86,769		7,408,388
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $18,234,949)	99.89%	$19,228,629	$1,486,298	$(3,001,735)	$1,172,321	$19,824	$86,769		$18,905,337
OTHER ASSETS LESS LIABILITIES	0.11%								20,450
NET ASSETS	100.00%								$18,925,787

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers-99.96%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Dividend Income	Shares 06/30/19	Value 06/30/19
Asset Allocation Funds-64.02%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	64.02%	$30,445,315	$–	$(3,933,635)	$3,055,551	$53,782	$–	2,602,901	$29,621,013

Money Market Funds-35.94%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	21.56%	9,808,371	3,064,217	(2,897,132)	–	–	113,347	9,975,456	9,975,456
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	14.38%	6,538,914	2,042,811	(1,931,421)	–	–	74,981	6,650,304	6,650,304
Total Money Market Funds		16,347,285	5,107,028	(4,828,553)	–	–	188,328		16,625,760
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $44,580,481)	99.96%	$46,792,600	$5,107,028	$(8,762,188)	$3,055,551	$53,782	$188,328		$46,246,773
OTHER ASSETS LESS LIABILITIES	0 04%								18,728
NET ASSETS	100.00%								$46,265,501

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers-100.04%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Asset Allocation Funds-99.82%
Invesco Balanced-Risk Aggressive Allocation Fund (b)	2.29%	$2,069,638	$–	$(1,036,835)	$461,117	$(203,019)	$–	146,195	$1,290,901

Invesco Balanced-Risk Allocation Fund, Class R6(b)	97.53%	50,709,894	1,094,575	(2,182,151)	5,383,233	76,998	–	4,840,294	55,082,549

Total Asset Allocation Funds		52,779,532	1,094,575	(3,218,986)	5,844,350	(126,021)	–		56,373,450

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.13%	230,080	2,234,709	(2,388,837)	–	–	1,909	75,952	75,952

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.09%	153,387	1,489,806	(1,592,558)	–	–	1,264	50,635	50,635

Total Money Market Funds		383,467	3,724,515	(3,981,395)	–	–	3,173		126,587

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $55,167,090)	100.04%	$53,162,999	$4,819,090	$(7,200,381)	$5,844,350	$(126,021)	$3,173		$56,500,037

OTHER ASSETS LESS LIABILITIES	(0.04)%								(22,464)

NET ASSETS	100.00%								$56,477,573

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers-100.02%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Asset Allocation Funds-99.80%
Invesco Balanced-Risk Aggressive Allocation Fund (b)	36.70%	$14,734,799	$93,212	$(1,559,349)	$2,410,427	$(190,818)	$-	1,754,051	$15,488,271

Invesco Balanced-Risk Allocation Fund, Class R6(b)	63.10%	24,031,242	936,669	(926,121)	2,567,638	24,149	-	2,340,385	26,633,577

Total Asset Allocation Funds		38,766,041	1,029,881	(2,485,470)	4,978,065	(166,669)	-		42,121,848

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.13%	88,814	1,948,055	(1,980,560)	-	-	1,192	56,309	56,309

Invesco Treasury Portfolio, Institutional Class, 2.22% (c)	0.09%	59,210	1,298,702	(1,320,373)	-	-	789	37,539	37,539

Total Money Market Funds		148,024	3,246,757	(3,300,933)	-	-	1,981		93,848

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $45,154,017)	100.02%	$38,914,065	$4,276,638	$(5,786,403)	$4,978,065	$(166,669)	$1,981		$42,215,696

OTHER ASSETS LESS LIABILITIES	(0.02)%								(9,401)

NET ASSETS	100.00%								$42,206,295

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers-100.06%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Asset Allocation Funds-99.66%
Invesco Balanced-Risk Aggressive Allocation Fund (b)	69.05%	$20,349,907	$233,011	$(1,859,113)	$3,483,745	$(461,888)	$–	2,462,702	$21,745,662

Invesco Balanced-Risk Allocation Fund, Class R6(b)	30.61%	8,504,697	828,674	(599,659)	1,017,271	(109,566)	–	847,225	9,641,417

Total Asset Allocation Funds		28,854,604	1,061,685	(2,458,772)	4,501,016	(571,454)	–		31,387,079

Money Market Funds-0.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.24%	96,303	1,317,824	(1,339,315)	–	–	1,184	74,812	74,812

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.16%	64,202	878,549	(892,877)	–	–	784	49,874	49,874

Total Money Market Funds		160,505	2,196,373	(2,232,192)	–	–	1,968		124,686
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $31,488,197)	100.06%	$29,015,109	$3,258,058	$(4,690,964)	$4,501,016	$(571,454)	$1,968		$31,511,765

OTHER ASSETS LESS LIABILITIES	(0.06)%								(17,828)

NET ASSETS	100.00%								$31,493,937

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Balanced-Risk Retirement Funds

Portfolio Composition

June 30, 2019

(Unaudited)

Invesco Balanced-Risk Retirement Now Fund

Asset Class*	Risk Allocation	% of Total Net Assets as of 06/30/19**
Equity	30.54%	20.83%
Fixed Income	47.99	44.66
Commodities	17.57	14.91
Cash	3.90	39.12
Total	100.00%	119.52%

Invesco Balanced-Risk Retirement 2020 Fund

Asset Class*	Risk Allocation	% of Total Net Assets as of 06/30/19**
Equity	30.69%	21.98%
Fixed Income	48.23	47.11
Commodities	17.66	15.73
Cash	3.42	35.94
Total	100.00%	120.76%

Invesco Balanced-Risk Retirement 2030 Fund

Asset Class*	Risk Allocation	% of Total Net Assets as of 06/30/19**
Equity	31.77%	34.66%
Fixed Income	49.94	74.29
Commodities	18.28	24.80
Cash	0.01	0.22
Total	100.00%	133.97%

Invesco Balanced-Risk Retirement 2040 Fund

Asset Class*	Risk Allocation	% of Total Net Assets as of 06/30/19**
Equity	31.77%	40.56%
Fixed Income	49.94	86.95
Commodities	18.28	29.03
Cash	0.01	0.22
Total	100.00%	156.76%

Invesco Balanced-Risk Retirement 2050 Fund

Asset Class*	Risk Allocation	% of Total Net Assets as of 06/30/19**
Equity	31.77%	46.03%
Fixed Income	49.94	98.67
Commodities	18.28	32.94
Cash	0.01	0.40
Total	100.00%	178.04%

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities

June 30, 2019

(Unaudited)

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$18,905,337	$46,246,773	$56,500,037	$42,215,696	$31,511,765
Receivable for:
Fund shares sold	1,900	8,943	24,713	19,635	36,296
Fund expenses absorbed	5,919	-	-	-	-
Dividends - affiliated underlying funds	13,935	31,192	406	281	238
Investment for trustee deferred compensation and retirement plans	45,924	41,494	41,226	38,047	34,602
Other assets	59,691	59,000	58,901	59,663	58,984
Total assets	19,032,706	46,387,402	56,625,283	42,333,322	31,641,885

Liabilities:
Payable for:
Fund shares reacquired	16,292	10,183	16,852	20,610	53,114
Accrued fees to affiliates	14,477	31,098	50,913	36,853	26,584
Accrued trustees’ and officers’ fees and benefits	531	395	442	1,519	409
Accrued other operating expenses	28,765	36,760	36,287	28,926	32,421
Trustee deferred compensation and retirement plans	46,854	43,465	43,216	39,119	35,420
Total liabilities	106,919	121,901	147,710	127,027	147,948
Net assets applicable to shares outstanding	$18,925,787	$46,265,501	$56,477,573	$42,206,295	$31,493,937

Net assets consist of:
Shares of beneficial interest	$18,234,819	$46,121,938	$58,305,300	$48,432,028	$34,188,619
Distributable earnings	690,968	143,563	(1,827,727)	(6,225,733)	(2,694,682)
	$18,925,787	$46,265,501	$56,477,573	$42,206,295	$31,493,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities–(continued)

June 30, 2019

(Unaudited)

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Net Assets:
Class A	$8,393,679	$29,423,713	$35,645,278	$25,975,039	$18,753,616
Class AX	$6,448,113	$5,162,079	$3,818,666	$2,008,298	$829,017
Class C	$2,175,816	$4,349,968	$8,583,762	$6,051,364	$4,091,259
Class CX	$447,005	$642,549	$295,571	$109,591	$130,227
Class R	$1,120,455	$4,394,726	$6,621,953	$7,123,340	$4,678,389
Class RX	$67,075	$207,104	$429,773	$94,749	$50,120
Class Y	$255,123	$1,989,004	$940,380	$811,715	$2,897,345
Class R5	$9,381	$12,413	$133,061	$23,394	$48,949
Class R6	$9,140	$83,945	$9,129	$8,805	$15,015

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	993,351	3,222,475	4,082,789	3,271,022	2,406,683
Class AX	764,177	565,346	436,884	253,295	106,248
Class C	269,594	487,460	1,004,666	779,928	538,207
Class CX	55,419	72,043	34,585	14,156	17,145
Class R	134,623	484,874	765,212	905,304	606,101
Class RX	8,065	22,847	49,690	12,038	6,487
Class Y	29,731	217,101	107,103	101,614	369,281
Class R5	1,094	1,347	15,110	2,924	6,235
Class R6	1,066	9,106	1,036	1,100	1,909
Class A:
Net asset value per share	$8.45	$9.13	$8.73	$7.94	$7.79
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.94	$9.66	$9.24	$8.40	$8.24
Class AX:
Net asset value per share	$8.44	$9.13	$8.74	$7.93	$7.80
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.93	$9.66	$9.25	$8.39	$8.25
Class C:
Net asset value and offering price per share	$8.07	$8.92	$8.54	$7.76	$7.60
Class CX:
Net asset value and offering price per share	$8.07	$8.92	$8.55	$7.74	$7.60
Class R:
Net asset value and offering price per share	$8.32	$9.06	$8.65	$7.87	$7.72
Class RX:
Net asset value and offering price per share	$8.32	$9.06	$8.65	$7.87	$7.73
Class Y:
Net asset value and offering price per share	$8.58	$9.16	$8.78	$7.99	$7.85
Class R5:
Net asset value and offering price per share	$8.57	$9.22	$8.81	$8.00	$7.85
Class R6:
Net asset value and offering price per share	$8.57	$9.22	$8.81	$8.00	$7.87
Cost of Investments in affiliated underlying funds	$18,234,949	$44,580,481	$55,167,090	$45,154,017	$31,488,197
.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Balanced-Risk Retirement Funds

Statements of Operations

For the six months ended June 30, 2019

(Unaudited)

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund

Investment income:
Dividends from affiliated underlying funds	$86,769	$188,328	$3,173	$1,981	$1,968

Expenses:
Administrative services fees	1,344	3,256	3,885	2,878	2,103

Custodian fees	663	670	1,327	1,428	1,491

Distribution fees:
Class A	10,439	36,246	42,680	31,238	21,771

Class AX	7,858	6,312	4,548	2,378	999

Class C	10,799	22,530	43,294	29,552	20,819

Class CX	2,745	4,100	2,110	801	635

Class R	3,452	11,238	16,749	17,174	11,186

Class RX	175	561	1,025	287	130

Transfer agent fees – A, AX, C, CX, R, RX and Y	19,776	47,702	63,374	58,471	58,389

Transfer agent fees – R5	5	20	75	16	23

Transfer agent fees – R6	3	22	2	4	7

Trustees’ and officers’ fees and benefits	11,590	8,321	11,775	12,710	11,539

Registration and filing fees	56,633	57,674	58,135	57,771	57,449

Reports to shareholders	6,900	9,257	6,356	8,705	7,994

Professional services fees	17,314	18,841	18,553	15,119	17,679

Other	5,299	6,061	5,941	5,412	8,798

Total expenses	154,995	232,811	279,829	243,944	221,012

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(119,555)	(151,880)	(169,533)	(162,607)	(165,545)

Net expenses	35,440	80,931	110,296	81,337	55,467

Net investment income (loss)	51,329	107,397	(107,123)	(79,356)	(53,499)

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	19,824	53,782	(126,021)	(166,669)	(571,454)

Change in net unrealized appreciation of affiliated underlying fund shares	1,172,321	3,055,551	5,844,350	4,978,065	4,501,016

Net realized and unrealized gain	1,192,145	3,109,333	5,718,329	4,811,396	3,929,562

Net increase in net assets resulting from operations	$1,243,474	$3,216,730	$5,611,206	$4,732,040	$3,876,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	June 30, 2019	December 31, 2018	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$51,329	$66,047	$107,397	$108,968

Net realized gain (loss)	19,824	40,485	53,782	217,765

Change in net unrealized appreciation (depreciation)	1,172,321	(884,147)	3,055,551	(2,570,226)

Net increase (decrease) in net assets resulting from operations	1,243,474	(777,615)	3,216,730	(2,243,493)

Distributions to shareholders from distributable earnings:
Class A	–	(250,369)	–	(483,179)

Class AX	–	(186,678)	–	(89,111)

Class C	–	(68,492)	–	(92,002)

Class CX	–	(21,129)	–	(16,734)

Class R	–	(40,698)	–	(81,065)

Class RX	–	(2,364)	–	(4,719)

Class Y	–	(7,559)	–	(30,577)

Class R5	–	(3,102)	–	(10,968)

Class R6	–	(269)	–	(1,310)

Total distributions from distributable earnings	–	(580,660)	–	(809,665)

Share transactions–net:
Class A	(304,286)	(1,343,306)	(471,348)	(6,786,671)

Class AX	(87,180)	(1,055,537)	(346,083)	(1,025,752)

Class B	–	(27,702)	–	(398,544)

Class C	(273,550)	(926,874)	(1,202,700)	(1,714,241)

Class CX	(298,226)	(357,000)	(364,076)	(121,510)

Class R	(343,993)	97,532	(525,500)	(2,051,446)

Class RX	(16,147)	(3,166)	(81,030)	(132,808)

Class Y	37,382	(85,658)	(87,911)	117,530

Class R5	(93,653)	(15,826)	(635,648)	(48,339)

Class R6	–	(630,042)	1,706	(2,912,355)

Net increase (decrease) in net assets resulting from share transactions	(1,379,653)	(4,347,579)	(3,712,590)	(15,074,136)

Net increase (decrease) in net assets	(136,179)	(5,705,854)	(495,860)	(18,127,294)

Net assets:
Beginning of period	19,061,966	24,767,820	46,761,361	64,888,655

End of period	$18,925,787	$19,061,966	$46,265,501	$46,761,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets-(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	June 30, 2019	December 31, 2018	June 30, 2019	December 31, 2018
Operations: Net investment income (loss)	$(107,123)	$(248,448)	$(79,356)	$(174,013)

Net realized gain (loss)	(126,021)	51,334	(166,669)	35,240

Change in net unrealized appreciation (depreciation)	5,844,350	(4,060,782)	4,978,065	(3,550,605)

Net increase (decrease) in net assets resulting from operations	5,611,206	(4,257,896)	4,732,040	(3,689,378)

Distributions to shareholders from distributable earnings:
Class A	–	(819,080)	–	(705,867)

Class AX	–	(93,258)	–	(58,522)

Class C	–	(249,033)	–	(191,898)

Class CX	–	(13,125)	–	(5,783)

Class R	–	(174,888)	–	(201,390)

Class RX	–	(9,829)	–	(5,665)

Class Y	–	(19,670)	–	(22,181)

Class R5	–	(19,906)	–	(8,737)

Class R6	–	(221)	–	(246)

Total distributions from distributable earnings	–	(1,399,010)	–	(1,200,289)

Share transactions-net:
Class A	928,626	(7,099,964)	(223,425)	(5,906,332)

Class AX	(98,563)	(701,580)	(90,743)	(466,144)

Class B	–	(315,687)	–	(240,423)

Class C	(1,844,247)	(1,321,529)	(539,725)	329,883

Class CX	(237,727)	(171,373)	(74,103)	(23,183)

Class R	(669,605)	(1,223,968)	(210,354)	(286,266)

Class RX	17,308	(148,940)	(110,774)	48,811

Class Y	66,879	(32,656)	(5,729)	(34,238)

Class R5	(654,769)	77,868	(272,135)	(92,313)

Class R6	–	(3,071,974)	–	(3,100,058)

Net increase (decrease) in net assets resulting from share transactions	(2,492,098)	(14,009,803)	(1,526,988)	(9,770,263)

Net increase (decrease) in net assets	3,119,108	(19,666,709)	3,205,052	(14,659,930)

Net assets:
Beginning of period	53,358,465	73,025,174	39,001,243	53,661,173

End of period	$56,477,573	$53,358,465	$42,206,295	$39,001,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets-(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Balanced-Risk Retirement 2050 Fund

	June 30, 2019	December 31, 2018

Operations:
Net investment income (loss)	$(53,499)	$(118,036)

Net realized gain (loss)	(571,454)	(1,375,236)

Change in net unrealized appreciation (depreciation)	4,501,016	(1,518,758)

Net increase (decrease) in net assets resulting from operations	3,876,063	(3,012,030)

Distributions to shareholders from distributable earnings:
Class A	–	(547,648)

Class AX	–	(23,549)

Class C	–	(147,929)

Class CX	–	(4,298)

Class R	–	(140,625)

Class RX	–	1,944

Class Y	–	(84,681)

Class R5	–	(4,891)

Class R6	–	(343)

Total distributions from distributable earnings	–	(955,908)

Share transactions-net:
Class A	(297,558)	(2,174,772)

Class AX	9,848	(209,482)

Class B	–	(92,506)

Class C	(846,854)	(781,486)

Class CX	(14,788)	3,095

Class R	(134,919)	606,474

Class RX	(20,905)	15,341

Class Y	(319)	(1,321,079)

Class R5	(110,157)	56,031

Class R6	3,150	(1,587,439)

Net increase (decrease) in net assets resulting from share transactions	(1,412,502)	(5,485,823)

Net increase (decrease) in net assets	2,463,561	(9,453,761)

Net assets:
Beginning of period	29,030,376	38,484,137

End of period	$31,493,937	$29,030,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Balanced-Risk Retirement Funds

Financial Highlights

June 30, 2019

(Unaudited)

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced–Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$7.91	$0.03	$0.51	$0.54	$ –	$ –	$ –	$8.45	6.83%	$8,394	0.25	%(e)	1.50	%(e)	0.66	%(e)	0%
Year ended 12/31/18	8.47	0.04	(0.35)	(0.31)	(0.03)	(0.22)	(0.25)	7.91	(3.70)	8,151	0.25		1.64		0.43		1
Year ended 12/31/17	8.26	0.00	0.50	0.50	(0.16)	(0.13)	(0.29)	8.47	6.11	10,053	0.25		1.50		0.05		10
Year ended 12/31/16	8.11	0.19	0.36	0.55	(0.29)	(0.11)	(0.40)	8.26	6.74	10,130	0.25		1.32		2.20		10
Year ended 12/31/15	8.77	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.11	(2.81)	10,366	0.25		1.11		1.39		19
Year ended 12/31/14	8.91	0.10	0.19	0.29	(0.23)	(0.20)	(0.43)	8.77	3.32	14,273	0.25		0.96		1.13		9
Class AX
Six months ended 06/30/19	7.90	0.03	0.51	0.54	–	–	–	8.44	6.84	6,448	0.25	(e)	1.50	(e)	0.66	(e)	0
Year ended 12/31/18	8.45	0.04	(0.34)	(0.30)	(0.03)	(0.22)	(0.25)	7.90	(3.59)	6,124	0.25		1.64		0.43		1
Year ended 12/31/17	8.25	0.00	0.49	0.49	(0.16)	(0.13)	(0.29)	8.45	5.99	7,608	0.25		1.50		0.05		10
Year ended 12/31/16	8.10	0.18	0.37	0.55	(0.29)	(0.11)	(0.40)	8.25	6.75	8,641	0.25		1.32		2.20		10
Year ended 12/31/15	8.76	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.10	(2.82)	9,283	0.25		1.11		1.39		19
Year ended 12/31/14	8.90	0.10	0.20	0.30	(0.24)	(0.20)	(0.44)	8.76	3.32	11,273	0.25		0.96		1.13		9
Class C
Six months ended 06/30/19	7.59	(0.00)	0.48	0.48	–	–	–	8.07	6.32	2,176	1.00	(e)	2.25	(e)	(0.09	)(e)	0
Year ended 12/31/18	8.17	(0.03)	(0.32)	(0.35)	(0.01)	(0.22)	(0.23)	7.59	(4.27)	2,314	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.02	(0.06)	0.48	0.42	(0.14)	(0.13)	(0.27)	8.17	5.27	3,423	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.37	0.49	(0.25)	(0.11)	(0.36)	8.02	6.16	3,522	1.00		2.07		1.45		10
Year ended 12/31/15	8.58	0.05	(0.37)	(0.32)	(0.20)	(0.17)	(0.37)	7.89	(3.67)	3,799	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.21)	(0.20)	(0.41)	8.58	2.66	4,535	1.00		1.71		0.38		9
Class CX
Six months ended 06/30/19	7.58	(0.00)	0.49	0.49	–	–	–	8.07	6.46	447	1.00	(e)	2.25	(e)	(0.09	)(e)	0
Year ended 12/31/18	8.17	(0.03)	(0.33)	(0.36)	(0.01)	(0.22)	(0.23)	7.58	(4.40)	707	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.01	(0.06)	0.49	0.43	(0.14)	(0.13)	(0.27)	8.17	5.40	1,121	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	1,638	1.00		2.07		1.45		10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	2,281	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.22)	(0.20)	(0.42)	8.57	2.55	3,088	1.00		1.71		0.38		9
Class R
Six months ended 06/30/19	7.81	0.02	0.49	0.51	–	–	–	8.32	6.53	1,120	0.50	(e)	1.75	(e)	0.41	(e)	0
Year ended 12/31/18	8.37	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.81	(3.81)	1,374	0.50		1.89		0.18		1
Year ended 12/31/17	8.18	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.37	5.84	1,374	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.05	0.16	0.35	0.51	(0.27)	(0.11)	(0.38)	8.18	6.37	1,732	0.50		1.57		1.95		10
Year ended 12/31/15	8.72	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.05	(3.08)	1,442	0.50		1.36		1.14		19
Year ended 12/31/14	8.88	0.08	0.19	0.27	(0.23)	(0.20)	(0.43)	8.72	3.02	1,656	0.50		1.21		0.88		9
Class RX
Six months ended 06/30/19	7.80	0.02	0.50	0.52	–	–	–	8.32	6.67	67	0.50	(e)	1.75	(e)	0.41	(e)	0
Year ended 12/31/18	8.36	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.80	(3.81)	78	0.50		1.89		0.18		1
Year ended 12/31/17	8.17	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.36	5.84	87	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.04	0.15	0.36	0.51	(0.27)	(0.11)	(0.38)	8.17	6.38	67	0.50		1.57		1.95		10
Year ended 12/31/15	8.71	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.04	(3.09)	189	0.50		1.36		1.14		19
Year ended 12/31/14	8.86	0.08	0.20	0.28	(0.23)	(0.20)	(0.43)	8.71	3.14	181	0.50		1.21		0.88		9
Class Y
Six months ended 06/30/19	8.03	0.04	0.51	0.55	–	–	–	8.58	6.85	255	0.00	(e)	1.25	(e)	0.91	(e)	0
Year ended 12/31/18	8.57	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.03	(3.36)	203	0.00		1.39		0.68		1
Year ended 12/31/17	8.33	0.03	0.51	0.54	(0.17)	(0.13)	(0.30)	8.57	6.51	306	0.00		1.25		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	460	0.00		1.07		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	1,442	0.00		0.86		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	1,695	0.00		0.71		1.38		9
Class R5
Six months ended 06/30/19	8.02	0.04	0.51	0.55	–	–	–	8.57	6.86	9	0.00	(e)	1.12	(e)	0.91	(e)	0
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	102	0.00		1.31		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	124	0.00		1.16		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	139	0.00		0.98		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	3,141	0.00		0.77		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	9,573	0.00		0.63		1.38		9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Balanced–Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class R6
Six months ended 06/30/19	$8.02	$ 0.03	$ 0.52	$ 0.55	$ –	$ –	$ –	$8.57	6.86%	$ 9	0.00	%(e)	1.12	%(e)	0.91	%(e)	0%
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	9	0.00		1.26		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	644	0.00		1.10		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	574	0.00		0.93		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	416	0.00		0.69		1.64		19
Year ended 12/31/14	8.96	0.13	0.20	0.33	(0.25)	(0.20)	(0.45)	8.84	3.61	328	0.00		0.54		1.38		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.58%, 0.58%, 0.56%, 0.56% and 0.56% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $8,420, $6,338, $2,178, $554, $1,392, $70, $228, $13 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced–Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$8.52	$0.03	$0.58	$0.61	$ –	$ –	$ –	$9.13	7.16%	$29,424	0.25	%(e)	0.91	%(e)	0.57	%(e)	0%
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	–	(0.15)	8.52	(4.20)	27,882	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	(0.00)	0.63	0.63	(0.27)	–	(0.27)	9.05	7.24	36,409	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	38,580	0.25		0.82		2.67		11
Year ended 12/31/15	9.11	0.17	(0.52)	(0.35)	(0.31)	(0.20)	(0.51)	8.25	(3.79)	38,164	0.25		0.69		1.92		12
Year ended 12/31/14	9.32	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.11	4.81	47,303	0.25		0.67		1.65		7
Class AX
Six months ended 06/30/19	8.52	0.03	0.58	0.61	–	–	–	9.13	7.16	5,162	0.25	(e)	0.91	(e)	0.57	(e)	0
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	–	(0.15)	8.52	(4.20)	5,157	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	0.00	0.63	0.63	(0.27)	–	(0.27)	9.05	7.24	6,510	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	7,220	0.25		0.82		2.67		11
Year ended 12/31/15	9.10	0.17	(0.51)	(0.34)	(0.31)	(0.20)	(0.51)	8.25	(3.69)	7,802	0.25		0.69		1.92		12
Year ended 12/31/14	9.31	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.10	4.81	9,609	0.25		0.67		1.65		7
Class C
Six months ended 06/30/19	8.35	(0.01)	0.58	0.57	–	–	–	8.92	6.83	4,350	1.00	(e)	1.66	(e)	(0.18	)(e)	0
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	–	(0.15)	8.35	(4.93)	5,242	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.59	(0.07)	0.61	0.54	(0.19)	–	(0.19)	8.94	6.35	7,345	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.59	8.01	7,798	1.00		1.57		1.92		11
Year ended 12/31/15	8.98	0.10	(0.50)	(0.40)	(0.23)	(0.20)	(0.43)	8.15	(4.37)	8,032	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.27	0.36	(0.30)	(0.28)	(0.58)	8.98	3.93	9,613	1.00		1.42		0.90		7
Class CX
Six months ended 06/30/19	8.35	(0.01)	0.58	0.57	–	–	–	8.92	6.83	643	1.00	(e)	1.66	(e)	(0.18	)(e)	0
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	–	(0.15)	8.35	(4.93)	950	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.58	(0.07)	0.62	0.55	(0.19)	–	(0.19)	8.94	6.48	1,138	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.49	0.65	(0.17)	(0.05)	(0.22)	8.58	7.89	1,466	1.00		1.57		1.92		11
Year ended 12/31/15	8.99	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.15	(4.48)	2,124	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	8.99	4.04	2,677	1.00		1.42		0.90		7
Class R
Six months ended 06/30/19	8.46	0.01	0.59	0.60	–	–	–	9.06	7.09	4,395	0.50	(e)	1.16	(e)	0.32	(e)	0
Year ended 12/31/18	9.01	0.00	(0.40)	(0.40)	(0.15)	–	(0.15)	8.46	(4.44)	4,607	0.50		1.19		0.05		0
Year ended 12/31/17	8.65	(0.03)	0.63	0.60	(0.24)	–	(0.24)	9.01	6.99	7,006	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.20	0.49	0.69	(0.21)	(0.05)	(0.26)	8.65	8.40	7,083	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	6,047	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	7,564	0.50		0.92		1.40		7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Balanced–Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class RX
Six months ended 06/30/19	$8.47	$0.01	$0.58	$0.59	$ –	$ –	$ –	$9.06	6.97%	$ 207	0.50	%(e)	1.16	%(e)	0.32	%(e)	0%
Year ended 12/31/18	9.01	0.00	(0.39)	(0.39)	(0.15)	–	(0.15)	8.47	(4.33)	272	0.50		1.19		0.05		0
Year ended 12/31/17	8.66	(0.03)	0.62	0.59	(0.24)	–	(0.24)	9.01	6.87	423	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.21	0.49	0.70	(0.21)	(0.05)	(0.26)	8.66	8.52	419	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	545	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	848	0.50		0.92		1.40		7
Class Y
Six months ended 06/30/19	8.54	0.04	0.58	0.62	–	–	–	9.16	7.26	1,989	0.00	(e)	0.66	(e)	0.82	(e)	0
Year ended 12/31/18	9.04	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.54	(3.88)	1,935	0.00		0.69		0.55		0
Year ended 12/31/17	8.68	0.02	0.63	0.65	(0.29)	–	(0.29)	9.04	7.52	1,921	0.00		0.63		0.21		6
Year ended 12/31/16	8.25	0.25	0.49	0.74	(0.26)	(0.05)	(0.31)	8.68	8.92	3,583	0.00		0.57		2.92		11
Year ended 12/31/15	9.10	0.20	(0.51)	(0.31)	(0.34)	(0.20)	(0.54)	8.25	(3.40)	5,502	0.00		0.44		2.17		12
Year ended 12/31/14	9.31	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.10	5.09	7,416	0.00		0.42		1.90		7
Class R5
Six months ended 06/30/19	8.59	0.04	0.59	0.63	–	–	–	9.22	7.33	12	0.00	(e)	0.55	(e)	0.82	(e)	0
Year ended 12/31/18	9.09	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.59	(3.85)	641	0.00		0.60		0.55		0
Year ended 12/31/17	8.73	0.02	0.63	0.65	(0.29)	–	(0.29)	9.09	7.48	728	0.00		0.54		0.21		6
Year ended 12/31/16	8.29	0.24	0.51	0.75	(0.26)	(0.05)	(0.31)	8.73	9.00	1,194	0.00		0.47		2.92		11
Year ended 12/31/15	9.15	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.29	(3.50)	27,809	0.00		0.34		2.17		12
Year ended 12/31/14	9.36	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.15	5.07	36,230	0.00		0.31		1.90		7
Class R6
Six months ended 06/30/19	8.59	0.04	0.59	0.63	–	–	–	9.22	7.33	84	0.00	(e)	0.51	(e)	0.82	(e)	0
Year ended 12/31/18	9.10	0.05	(0.41)	(0.36)	(0.15)	–	(0.15)	8.59	(3.96)	77	0.00		0.52		0.55		0
Year ended 12/31/17	8.74	0.02	0.63	0.65	(0.29)	–	(0.29)	9.10	7.47	3,014	0.00		0.45		0.21		6
Year ended 12/31/16	8.30	0.26	0.49	0.75	(0.26)	(0.05)	(0.31)	8.74	8.99	1,545	0.00		0.38		2.92		11
Year ended 12/31/15	9.16	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.30	(3.49)	1,303	0.00		0.24		2.17		12
Year ended 12/31/14	9.37	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.16	5.06	1,136	0.00		0.22		1.90		7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.64%, 0.64%, 0.66%, 0.66%, 0.70% and 0.73% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $29,237, $5,091, $4,543, $827, $4,533, $226, $1,941, $40 and $81 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 06/30/19	$7.88	$(0.01)	$0.86	$0.85	$ –	$ –	$ –	$8.73	10.79%	$35,645	0.25	%(e)	0.86	%(e)	(0.24	)%(e)	2%
Year ended 12/31/18	8.71	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.88	(7.09)	31,241	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.85	0.83	(0.26)	–	(0.26)	8.71	10.20	41,546	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.67	0.32	0.61	0.93	(0.40)	(0.06)	(0.46)	8.14	12.09	43,528	0.25		0.81		3.86		11
Year ended 12/31/15	8.79	0.24	(0.69)	(0.45)	(0.40)	(0.27)	(0.67)	7.67	(5.03)	40,600	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.31	0.55	(0.50)	(0.30)	(0.80)	8.79	6.25	49,929	0.25		0.68		2.57		9
Class AX
Six months ended 06/30/19	7.89	(0.01)	0.86	0.85	–	–	–	8.74	10.77	3,819	0.25	(e)	0.86	(e)	(0.24	)(e)	2
Year ended 12/31/18	8.72	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.89	(7.08)	3,543	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.86	0.84	(0.26)	–	(0.26)	8.72	10.33	4,629	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.69	0.31	0.60	0.91	(0.40)	(0.06)	(0.46)	8.14	11.80	5,545	0.25		0.81		3.86		11
Year ended 12/31/15	8.80	0.24	(0.68)	(0.44)	(0.40)	(0.27)	(0.67)	7.69	(4.90)	5,767	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.32	0.56	(0.50)	(0.30)	(0.80)	8.80	6.36	6,697	0.25		0.68		2.57		9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Balanced–Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class C
Six months ended 06/30/19	$7.74	$(0.04)	$ 0.84	$ 0.80	$–	$–	$–	$8.54	10.34%	$8,584	1.00	%(e)	1.61	%(e)	(0.99	)%(e)	2%
Year ended 12/31/18	8.62	(0.08)	(0.59)	(0.67)	(0.21)	–	(0.21)	7.74	(7.74)	9,562	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.83	0.75	(0.19)	–	(0.19)	8.62	9.34	11,936	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	11,502	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	12,119	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	13,330	1.00		1.43		1.82		9
Class CX
Six months ended 06/30/19	7.74	(0.04)	0.85	0.81	–	–	–	8.55	10.47	296	1.00	(e)	1.61	(e)	(0.99	)(e)	2
Year ended 12/31/18	8.63	(0.08)	(0.60)	(0.68)	(0.21)	–	(0.21)	7.74	(7.85)	490	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.84	0.76	(0.19)	–	(0.19)	8.63	9.47	724	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	801	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	1,111	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	1,732	1.00		1.43		1.82		9
Class R
Six months ended 06/30/19	7.82	(0.02)	0.85	0.83	–	–	–	8.65	10.61	6,622	0.50	(e)	1.11	(e)	(0.49	)(e)	2
Year ended 12/31/18	8.67	(0.04)	(0.60)	(0.64)	(0.21)	–	(0.21)	7.82	(7.35)	6,597	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.10	(0.04)	0.84	0.80	(0.23)	–	(0.23)	8.67	9.97	8,538	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.61	0.90	(0.37)	(0.06)	(0.43)	8.10	11.85	8,693	0.50		1.06		3.61		11
Year ended 12/31/15	8.74	0.22	(0.68)	(0.46)	(0.38)	(0.27)	(0.65)	7.63	(5.21)	9,435	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.31	0.53	(0.48)	(0.30)	(0.78)	8.74	6.02	11,531	0.50		0.93		2.32		9
Class RX
Six months ended 06/30/19	7.82	(0.02)	0.85	0.83	–	–	–	8.65	10.61	430	0.50	(e)	1.11	(e)	(0.49	)(e)	2
Year ended 12/31/18	8.66	(0.04)	(0.59)	(0.63)	(0.21)	–	(0.21)	7.82	(7.24)	371	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.09	(0.04)	0.84	0.80	(0.23)	–	(0.23)	8.66	9.99	561	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.60	0.89	(0.37)	(0.06)	(0.43)	8.09	11.72	480	0.50		1.06		3.61		11
Year ended 12/31/15	8.73	0.22	(0.67)	(0.45)	(0.38)	(0.27)	(0.65)	7.63	(5.09)	1,162	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.30	0.52	(0.48)	(0.30)	(0.78)	8.73	5.89	1,139	0.50		0.93		2.32		9
Class Y
Six months ended 06/30/19	7.91	0.00	0.87	0.87	–	–	–	8.78	11.00	940	0.00	(e)	0.61	(e)	0.01	(e)	2
Year ended 12/31/18	8.73	0.00	(0.61)	(0.61)	(0.21)	–	(0.21)	7.91	(6.95)	782	0.00		0.66		0.01		3
Year ended 12/31/17	8.16	0.00	0.85	0.85	(0.28)	–	(0.28)	8.73	10.46	890	0.00		0.60		0.00		9
Year ended 12/31/16	7.69	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.16	12.35	3,374	0.00		0.56		4.11		11
Year ended 12/31/15	8.81	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.69	(4.75)	5,018	0.00		0.44		2.99		17
Year ended 12/31/14	9.06	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.81	6.51	5,730	0.00		0.43		2.82		9
Class R5
Six months ended 06/30/19	7.94	0.00	0.87	0.87	–	–	–	8.81	10.96	133	0.00	(e)	0.48	(e)	0.01	(e)	2
Year ended 12/31/18	8.76	0.00	(0.61)	(0.61)	(0.21)	–	(0.21)	7.94	(6.93)	765	0.00		0.53		0.01		3
Year ended 12/31/17	8.18	0.00	0.86	0.86	(0.28)	–	(0.28)	8.76	10.55	761	0.00		0.49		0.00		9
Year ended 12/31/16	7.71	0.32	0.63	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,953	0.00		0.44		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	28,098	0.00		0.32		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	41,595	0.00		0.30		2.82		9
Class R6
Six months ended 06/30/19	7.94	0.00	0.87	0.87	–	–	–	8.81	10.96	9	0.00	(e)	0.44	(e)	0.01	(e)	2
Year ended 12/31/18	8.75	0.00	(0.60)	(0.60)	(0.21)	–	(0.21)	7.94	(6.82)	8	0.00		0.46		0.01		3
Year ended 12/31/17	8.18	0.00	0.85	0.85	(0.28)	–	(0.28)	8.75	10.43	3,128	0.00		0.41		0.00		9
Year ended 12/31/16	7.71	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,109	0.00		0.35		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	1,576	0.00		0.23		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	1,250	0.00		0.21		2.82		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.86%, 0.86%, 0.86%, 0.83%, 0.88%, and 0.89% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $34,427, $3,669, $8,730, $426, $6,755, $413, $904, $157 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Balanced–Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$7.06	$(0.01)	$0.89	$0.88	$ –	$ –	$ –	$7.94	12.46%	$25,975	0.25	%(e)	1.05	%(e)	(0.24	)%(e)	3%
Year ended 12/31/18	7.94	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.06	(8.27)	23,297	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.39	(0.02)	0.88	0.86	(0.31)	–	(0.31)	7.94	11.78	32,004	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.91	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.39	14.07	30,678	0.25		1.06		5.06		13
Year ended 12/31/15	8.07	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.91	(5.74)	27,131	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.29	0.60	(0.59)	(0.28)	(0.87)	8.07	7.35	35,495	0.26		0.86		3.53		8
Class AX
Six months ended 06/30/19	7.05	(0.01)	0.89	0.88	–	–	–	7.93	12.48	2,008	0.25	(e)	1.05	(e)	(0.24	)(e)	3
Year ended 12/31/18	7.93	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.05	(8.28)	1,874	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.38	(0.02)	0.89	0.87	(0.32)	–	(0.32)	7.93	11.79	2,587	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.90	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.38	14.09	2,815	0.25		1.06		5.06		13
Year ended 12/31/15	8.06	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.90	(5.76)	2,851	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.28	0.59	(0.59)	(0.28)	(0.87)	8.06	7.23	3,284	0.26		0.86		3.53		8
Class C
Six months ended 06/30/19	6.93	(0.04)	0.87	0.83	–	–	–	7.76	11.98	6,051	1.00	(e)	1.80	(e)	(0.99	)(e)	3
Year ended 12/31/18	7.85	(0.08)	(0.62)	(0.70)	(0.22)	–	(0.22)	6.93	(8.87)	5,920	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.31	(0.07)	0.87	0.80	(0.26)	–	(0.26)	7.85	10.95	6,369	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.82	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.31	13.54	5,820	1.00		1.81		4.31		13
Year ended 12/31/15	7.96	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.82	(6.39)	5,382	1.00		1.60		2.57		28
Year ended 12/31/14	8.25	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.96	6.39	6,249	1.01		1.61		2.78		8
Class CX
Six months ended 06/30/19	6.91	(0.04)	0.87	0.83	–	–	–	7.74	12.01	110	1.00	(e)	1.80	(e)	(0.99	)(e)	3
Year ended 12/31/18	7.84	(0.08)	(0.63)	(0.71)	(0.22)	–	(0.22)	6.91	(9.01)	165	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.30	(0.08)	0.88	0.80	(0.26)	–	(0.26)	7.84	10.96	213	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.81	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.30	13.56	291	1.00		1.81		4.31		13
Year ended 12/31/15	7.95	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.81	(6.40)	308	1.00		1.60		2.57		28
Year ended 12/31/14	8.24	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.95	6.39	572	1.01		1.61		2.78		8
Class R
Six months ended 06/30/19	7.01	(0.02)	0.88	0.86	–	–	–	7.87	12.27	7,123	0.50	(e)	1.30	(e)	(0.49	)(e)	3
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	6,534	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.36	(0.04)	0.88	0.84	(0.30)	–	(0.30)	7.90	11.42	7,650	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.87	0.36	0.60	0.96	(0.35)	(0.12)	(0.47)	7.36	14.00	6,981	0.50		1.31		4.81		13
Year ended 12/31/15	8.02	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.87	(5.93)	6,869	0.50		1.10		3.07		28
Year ended 12/31/14	8.30	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.02	7.00	8,650	0.51		1.11		3.28		8
Class RX
Six months ended 06/30/19	7.01	(0.02)	0.88	0.86	–	–	–	7.87	12.27	95	0.50	(e)	1.30	(e)	(0.49	)(e)	3
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	189	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.35	(0.03)	0.88	0.85	(0.30)	–	(0.30)	7.90	11.57	161	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.88	0.34	0.60	0.94	(0.35)	(0.12)	(0.47)	7.35	13.68	138	0.50		1.31		4.81		13
Year ended 12/31/15	8.03	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.88	(5.91)	599	0.50		1.10		3.07		28
Year ended 12/31/14	8.31	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.03	6.99	683	0.51		1.11		3.28		8
Class Y
Six months ended 06/30/19	7.10	0.00	0.89	0.89	–	–	–	7.99	12.54	812	0.00	(e)	0.80	(e)	0.01	(e)	3
Year ended 12/31/18	7.96	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.10	(7.99)	725	0.00		0.83		0.01		6
Year ended 12/31/17	7.41	0.00	0.88	0.88	(0.33)	–	(0.33)	7.96	12.02	849	0.00		0.82		0.00		17
Year ended 12/31/16	6.92	0.39	0.61	1.00	(0.39)	(0.12)	(0.51)	7.41	14.47	1,528	0.00		0.81		5.31		13
Year ended 12/31/15	8.09	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.92	(5.58)	2,921	0.00		0.60		3.57		28
Year ended 12/31/14	8.36	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.09	7.61	2,338	0.01		0.61		3.78		8
Class R5
Six months ended 06/30/19	7.11	0.00	0.89	0.89	–	–	–	8.00	12.52	23	0.00	(e)	0.61	(e)	0.01	(e)	3
Year ended 12/31/18	7.98	0.00	(0.65)	(0.65)	(0.22)	–	(0.22)	7.11	(8.10)	288	0.00		0.66		0.01		6
Year ended 12/31/17	7.42	0.00	0.89	0.89	(0.33)	–	(0.33)	7.98	12.14	412	0.00		0.65		0.00		17
Year ended 12/31/16	6.94	0.37	0.62	0.99	(0.39)	(0.12)	(0.51)	7.42	14.29	739	0.00		0.62		5.31		13
Year ended 12/31/15	8.10	0.29	(0.74)	(0.45)	(0.47)	(0.24)	(0.71)	6.94	(5.44)	23,619	0.00		0.42		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	25,848	0.01		0.44		3.78		8
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

.

30	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudted)

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class R6
Six months ended 06/30/19	$7.11	$0.00	$0.89	$0.89	$ –	$ –	$ –	$8.00	12.52%	$ 9	0.00	%(e)	0.61	%(e)	0.01	%(e)	3%
Year ended 12/31/18	7.97	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.11	(7.99)	8	0.00		0.59		0.01		6
Year ended 12/31/17	7.42	0.00	0.88	0.88	(0.33)	–	(0.33)	7.97	12.00	3,181	0.00		0.56		0.00		17
Year ended 12/31/16	6.93	0.40	0.60	1.00	(0.39)	(0.12)	(0.51)	7.42	14.45	2,152	0.00		0.53		5.31		13
Year ended 12/31/15	8.10	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.93	(5.58)	1,484	0.00		0.33		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	1,270	0.01		0.35		3.78		8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.89%, 0.89%, 0.90%, 0.87%, 0.98% and 0.99% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $25,198, $1,918, $5,959, $161, $6,927, $116, $793, $32 and $8 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$6.83	$(0.01)	$0.97	$0.96	$ –	$ –	$ –	$7.79	14.06%	$18,754	0.25	%(e)	1.36	%(e)	(0.24	)%(e)	4%
Year ended 12/31/18	7.80	(0.02)	(0.72)	(0.74)	(0.12)	(0.11)	(0.23)	6.83	(9.46)	16,780	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.02)	0.97	0.95	(0.34)	–	(0.34)	7.80	13.30	21,082	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.70	0.49	0.57	1.06	(0.55)	(0.02)	(0.57)	7.19	16.00	17,740	0.25		1.57		6.72		34
Year ended 12/31/15	7.98	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.70	(6.45)	13,456	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.27	0.67	(0.63)	(0.27)	(0.90)	7.98	8.30	14,645	0.25		1.24		4.61		8
Class AX
Six months ended 06/30/19	6.84	(0.01)	0.97	0.96	–	–	–	7.80	14.04	829	0.25	(e)	1.36	(e)	(0.24	)(e)	4
Year ended 12/31/18	7.80	(0.02)	(0.71)	(0.73)	(0.12)	(0.11)	(0.23)	6.84	(9.33)	717	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.01)	0.96	0.95	(0.34)	–	(0.34)	7.80	13.30	1,025	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.71	0.48	0.57	1.05	(0.55)	(0.02)	(0.57)	7.19	15.82	1,231	0.25		1.57		6.72		34
Year ended 12/31/15	7.99	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.71	(6.44)	1,037	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.28	0.68	(0.63)	(0.27)	(0.90)	7.99	8.43	1,192	0.25		1.24		4.61		8
Class C
Six months ended 06/30/19	6.69	(0.04)	0.95	0.91	–	–	–	7.60	13.60	4,091	1.00	(e)	2.11	(e)	(0.99	)(e)	4
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	4,398	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.10	(0.07)	0.94	0.87	(0.28)	–	(0.28)	7.69	12.35	5,853	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.58	1.01	(0.50)	(0.02)	(0.52)	7.10	15.38	5,273	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.11)	4,283	1.00		2.06		3.22		22
Year ended 12/31/14	8.12	0.33	0.26	0.59	(0.57)	(0.27)	(0.84)	7.87	7.41	4,876	1.00		1.99		3.86		8
Class CX
Six months ended 06/30/19	6.69	(0.04)	0.95	0.91	–	–	–	7.60	13.60	130	1.00	(e)	2.11	(e)	(0.99	)(e)	4
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	129	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.09	(0.07)	0.95	0.88	(0.28)	–	(0.28)	7.69	12.51	144	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.09	15.23	142	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.10)	141	1.00		2.06		3.22		22
Year ended 12/31/14	8.11	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.87	7.54	152	1.00		1.99		3.86		8
Class R
Six months ended 06/30/19	6.78	(0.02)	0.96	0.94	–	–	–	7.72	13.86	4,678	0.50	(e)	1.61	(e)	(0.49	)(e)	4
Year ended 12/31/18	7.75	(0.04)	(0.70)	(0.74)	(0.12)	(0.11)	(0.23)	6.78	(9.52)	4,240	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.15	(0.04)	0.96	0.92	(0.32)	–	(0.32)	7.75	12.96	4,227	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.66	0.47	0.57	1.04	(0.53)	(0.02)	(0.55)	7.15	15.80	3,578	0.50		1.82		6.47		34
Year ended 12/31/15	7.93	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.66	(6.63)	3,812	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.27	0.64	(0.61)	(0.27)	(0.88)	7.93	7.96	5,548	0.50		1.49		4.36		8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains		Total distributions		Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class RX
Six months ended 06/30/19	$6.78	$(0.02)	$0.97	$0.95	$	_	$	_	$	_	$7.73	14.01%	$50	0.50	%(e)	1.61	%(e)	(0.49	)%(e)	4%
Year ended 12/31/18	7.76	(0.04)	(0.71)	(0.75)		(0.12)		(0.11)		(0.23)	6.78	(9.64)	64	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.16	(0.04)	0.96	0.92		(0.32)		_		(0.32)	7.76	12.94	58	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.67	0.46	0.58	1.04		(0.53)		(0.02)		(0.55)	7.16	15.79	81	0.50		1.82		6.47		34
Year ended 12/31/15	7.94	0.29	(0.82)	(0.53)		(0.46)		(0.28)		(0.74)	6.67	(6.63)	163	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.28	0.65		(0.61)		(0.27)		(0.88)	7.94	8.09	214	0.50		1.49		4.36		8
Class Y
Six months ended 06/30/19	6.87	0.00	0.98	0.98		–		–		–	7.85	14.26	2,897	0.00	(e)	1.11	(e)	0.01	(e)	4
Year ended 12/31/18	7.82	0.00	(0.72)	(0.72)		(0.12)		(0.11)		(0.23)	6.87	(9.18)	2,542	0.00		1.17		0.01		10
Year ended 12/31/17	7.20	0.00	0.98	0.98		(0.36)		_		(0.36)	7.82	13.67	4,251	0.00		1.18		0.00		18
Year ended 12/31/16	6.72	0.51	0.56	1.07		(0.57)		(0.02)		(0.59)	7.20	16.06	3,681	0.00		1.32		6.97		34
Year ended 12/31/15	8.01	0.34	(0.85)	(0.51)		(0.50)		(0.28)		(0.78)	6.72	(6.29)	2,412	0.00		1.06		4.22		22
Year ended 12/31/14	8.22	0.42	0.29	0.71		(0.65)		(0.27)		(0.92)	8.01	8.81	3,381	0.00		0.99		4.86		8
Class R5
Six months ended 06/30/19	6.88	0.00	0.97	0.97		–		–		–	7.85	14.10	49	0.00	(e)	0.82	(e)	0.01	(e)	4
Year ended 12/31/18	7.83	0.00	(0.72)	(0.72)		(0.12)		(0.11)		(0.23)	6.88	(9.17)	152	0.00		0.84		0.01		10
Year ended 12/31/17	7.21	0.00	0.98	0.98		(0.36)		_		(0.36)	7.83	13.65	114	0.00		0.94		0.00		18
Year ended 12/31/16	6.72	0.48	0.60	1.08		(0.57)		(0.02)		(0.59)	7.21	16.21	693	0.00		1.02		6.97		34
Year ended 12/31/15	8.00	0.34	(0.84)	(0.50)		(0.50)		(0.28)		(0.78)	6.72	(6.17)	8,058	0.00		0.77		4.22		22
Year ended 12/31/14	8.23	0.42	0.27	0.69		(0.65)		(0.27)		(0.92)	8.00	8.53	18,171	0.00		0.70		4.86		8
Class R6
Six months ended 06/30/19	6.89	0.00	0.98	0.98		–		–		–	7.87	14.22	15	0.00	(e)	0.82	(e)	0.01	(e)	4
Year ended 12/31/18	7.84	0.00	(0.72)	(0.72)		(0.12)		(0.11)		(0.23)	6.89	(9.16)	10	0.00		0.84		0.01		10
Year ended 12/31/17	7.22	0.00	0.98	0.98		(0.36)		–		(0.36)	7.84	13.63	1,639	0.00		0.84		0.00		18
Year ended 12/31/16	6.73	0.52	0.56	1.08		(0.57)		(0.02)		(0.59)	7.22	16.18	1,012	0.00		0.95		6.97		34
Year ended 12/31/15	8.01	0.33	(0.83)	(0.50)		(0.50)		(0.28)		(0.78)	6.73	(6.16)	523	0.00		0.69		4.22		22
Year ended 12/31/14	8.24	0.42	0.27	0.69		(0.65)		(0.27)		(0.92)	8.01	8.52	430	0.00		0.61		4.86		8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.91%, 0.91%, 0.93%, 0.91%, 1.09% and 1.10% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $17,561, $806, $4,198, $128, $4,511, $52, $2,727, $45 and $14 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of nine different classes of shares: Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C and Class CX shares held for ten years after purchase are eligible for automatic conversion into Class A and Class AX shares of the same Fund, respectively (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C or Class CX shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations - Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by

33	Invesco Balanced-Risk Retirement Funds

the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the

34	Invesco Balanced-Risk Retirement Funds

Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.Other

Risks - The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Funds’ shares may vary more widely and the Funds may be subject to greater market and credit risk than if the Funds invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through April 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A/AX	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or nonroutine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

For the six-month period ended June 30, 2019, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$99,771	$8,568	$6,450	$2,216	$563	$1,416	$72	$232	$5	$3
Invesco Balanced-Risk Retirement 2020 Fund	104,136	29,668	5,166	4,610	839	4,599	230	1,970	20	22
Invesco Balanced-Risk Retirement 2030 Fund	106,082	38,761	4,130	9,830	479	7,605	466	1,017	75	2
Invesco Balanced-Risk Retirement 2040 Fund	104,116	35,229	2,682	8,332	226	9,684	162	1,108	16	4
Invesco Balanced-Risk Retirement 2050 Fund	107,126	33,517	1,538	8,013	244	8,611	100	5,205	20	6

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to

35	Invesco Balanced-Risk Retirement Funds

customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$ 986	$ 67	$32	$0	$ 0	$0
Invesco Balanced-Risk Retirement 2020 Fund	3,326	85	0	8	87	0
Invesco Balanced-Risk Retirement 2030 Fund	6,729	162	9	0	388	0
Invesco Balanced-Risk Retirement 2040 Fund	7,052	80	33	0	796	0
Invesco Balanced-Risk Retirement 2050 Fund	8,189	38	20	0	648	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund,and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$259
Invesco Balanced-Risk Retirement 2020 Fund	620
Invesco Balanced-Risk Retirement 2030 Fund	1,086
Invesco Balanced-Risk Retirement 2040 Fund	1,048
Invesco Balanced-Risk Retirement 2050 Fund	1,165
NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include

36	Invesco Balanced-Risk Retirement Funds

amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at each Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period,whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds below had a capital loss carryforward as of December 31, 2018, as follows:

	Short-Term	Long-Term
Fund	Not subject to Expiration	Not subject to Expiration	Total

Invesco Balanced-Risk Retirement 2020 Fund	$–	$1,640,932	$1,640,932

Invesco Balanced-Risk Retirement 2030 Fund	44,880	2,525,165	2,570,045

Invesco Balanced-Risk Retirement 2040 Fund	–	2,587,455	2,587,455

Invesco Balanced-Risk Retirement 2050 Fund	–	1,265,991	1,265,991

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At June 30, 2019
	For the six months ended June 30, 2019*		Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Balanced-Risk Retirement Now Fund	$28,125	$1,235,550	$18,243,717	$661,620	$–	$661,620

Invesco Balanced-Risk Retirement 2020 Fund	–	3,933,635	44,678,901	1,567,872	–	1,567,872

Invesco Balanced-Risk Retirement 2030 Fund	1,094,575	3,218,986	55,489,973	1,181,112	(171,048)	1,010,064

Invesco Balanced-Risk Retirement 2040 Fund	1,029,881	2,485,470	45,576,953	–	(3,361,257)	(3,361,257)

Invesco Balanced-Risk Retirement 2050 Fund	1,061,685	2,458,772	32,287,613	–	(775,848)	(775,848)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

37                         Invesco Balanced-Risk Retirement Funds

NOTE 9–Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	47,357	$391,106	190,066	$1,583,351

Class AX	1,676	13,810	13,447	110,822

Class C	9,320	73,491	30,672	247,178

Class CX	32	246	64	521

Class R	13,824	112,829	58,779	482,034

Class RX	839	6,769	10,774	87,744

Class Y	4,488	37,976	14,467	124,159

Class R5	–	–	1,140	9,686

Class R6	–	–	31,984	274,517

Issued as reinvestment of dividends:
Class A	–	–	29,313	232,163

Class AX	–	–	22,905	181,177

Class C	–	–	7,761	58,899

Class CX	–	–	2,563	19,451

Class R	–	–	5,177	40,432

Class RX	–	–	269	2,097

Class Y	–	–	907	7,284

Class R5	–	–	353	2,826

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	3,236	27,671

Class B	–	–	(3,362)	(27,671)

Automatic conversion of Class C shares to Class A shares:
Class A	28,197	227,996	-	-

Class AX	31,931	261,625	-	-

Class C	(29,441)	(227,996)	-	-

Class CX	(33,321)	(261,625)	-	-

Reacquired:
Class A	(112,198)	(923,388)	(380,094)	(3,186,491)

Class AX	(44,273)	(362,615)	(161,425)	(1,347,536)

Class B(c)	–	–	(5)	(31)

Class C	(15,217)	(119,045)	(152,391)	(1,232,951)

Class CX	(4,574)	(36,847)	(46,605)	(376,972)

Class R	(55,256)	(456,822)	(52,036)	(424,934)

Class RX	(2,836)	(22,916)	(11,408)	(93,007)

Class Y	(70)	(594)	(25,760)	(217,101)

Class R5	(11,567)	(93,653)	(3,313)	(28,338)

Class R6	–	–	(106,171)	(904,559)

Net increase (decrease) in share activity	(171,089)	$(1,379,653)	(518,693)	$(4,347,579)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

38                         Invesco Balanced-Risk Retirement Funds

NOTE 9–Share Information-(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	227,528	$2,013,108	703,728	$6,253,741

Class AX	3,317	29,969	31,304	275,587

Class C	37,883	330,716	125,677	1,105,285

Class CX	1,257	11,052	2,282	20,151

Class R	34,175	302,387	220,011	1,957,770

Class RX	1,749	15,342	34,393	300,266

Class Y	40,169	360,367	39,293	343,971

Class R5	–	–	11,084	100,608

Class R6	189	1,706	57,682	524,879

Issued as reinvestment of dividends:
Class A	–	–	55,472	472,584

Class AX	–	–	10,376	88,402

Class C	–	–	10,570	88,371

Class CX	–	–	2,002	16,734

Class R	–	–	9,571	81,064

Class RX	–	–	539	4,562

Class Y	–	–	3,409	29,107

Class R5	–	–	1,254	10,767

Class R6	–	–	135	1,160

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	43,282	395,597

Class B	–	–	(43,712)	(395,597)

Automatic conversion of Class C shares to Class A shares:
Class A	81,613	712,322	-	-

Class AX	34,898	310,707	-	-

Class C	(83,251)	(712,322)	-	-

Class CX	(35,651)	(310,707)	-	-

Reacquired:
Class A	(360,282)	(3,196,778)	(1,553,783)	(13,908,593)

Class AX	(78,349)	(686,759)	(155,861)	(1,389,741)

Class B(c)	–	–	(327)	(2,947)

Class C	(94,606)	(821,094)	(330,052)	(2,907,897)

Class CX	(7,301)	(64,421)	(17,909)	(158,395)

Class R	(93,540)	(827,887)	(462,563)	(4,090,280)

Class RX	(10,978)	(96,372)	(49,754)	(437,636)

Class Y	(49,794)	(448,278)	(28,480)	(255,548)

Class R5	(73,278)	(635,648)	(17,780)	(159,714)

Class R6	–	–	(380,142)	(3,438,394)

Net increase (decrease) in share activity	(424,252)	$(3,712,590)	(1,678,299)	$(15,074,136)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party recordkeeping and account servicing.The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

39                         Invesco Balanced-Risk Retirement Funds

NOTE 9–Share Information-(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Six months ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	421,650	$3,522,242	902,204	$7,650,303

Class AX	5,101	43,177	39,802	330,755

Class C	82,008	675,718	237,842	1,973,770

Class CX	–	–	135	1,165

Class R	103,612	862,405	353,324	2,987,874

Class RX	17,331	141,522	46,743	383,449

Class Y	21,272	177,119	25,460	215,387

Class R5	19	152	10,457	89,118

Class R6	–	–	83,653	727,349

Issued as reinvestment of dividends:
Class A	–	–	101,966	804,518

Class AX	–	–	11,300	89,264

Class C	–	–	31,824	246,634

Class CX	–	–	1,681	13,026

Class R	–	–	22,336	174,888

Class RX	–	–	1,205	9,422

Class Y	–	–	2,401	19,012

Class R5	–	–	2,467	19,613

Conversion of Class B shares to Class A shares:(a)
Class A	–	–	35,412	313,394

Class B	–	–	(35,785)	(313,394)

Automatic conversion of Class C shares to Class A shares:
Class A	126,326	1,031,265	-	-

Class AX	27,618	233,884	-	-

Class C	(128,722)	(1,031,265)	-	-

Class CX	(28,204)	(233,884)	-	-

Reacquired:
Class A	(430,061)	(3,624,881)	(1,844,743)	(15,868,179)

Class AX	(44,953)	(375,624)	(132,915)	(1,121,599)

Class B(b)	–	–	(264)	(2,293)

Class C	(184,024)	(1,488,700)	(418,462)	(3,541,933)

Class CX	(485)	(3,843)	(22,455)	(185,564)

Class R	(182,074)	(1,532,010)	(517,241)	(4,386,730)

Class RX	(15,091)	(124,214)	(65,281)	(541,811)

Class Y	(12,972)	(110,240)	(31,117)	(267,055)

Class R5	(81,155)	(654,921)	(3,551)	(30,863)

Class R6	–	–	(440,024)	(3,799,323)

Net increase (decrease) in share activity	(302,804)	$(2,492,098)	(1,601,626)	$(14,009,803)

(a)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

40                         Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information–(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	319,834	$2,423,612	808,172	$6,221,103

Class AX	2,947	22,075	31,023	234,076

Class C	68,967	512,819	252,709	1,933,122

Class CX	80	600	3,202	24,197

Class R	81,420	612,570	413,022	3,090,499

Class RX	2,296	17,256	35,981	267,032

Class Y	3,624	27,133	35,646	278,879

Class R5	884	6,741	11,307	87,816

Class R6	–	–	115,382	913,731

Issued as reinvestment of dividends:
Class A	–	–	99,302	702,069

Class AX	–	–	8,193	57,844

Class C	–	–	27,418	190,283

Class CX	–	–	750	5,189

Class R	–	–	28,688	201,390

Class RX	–	–	770	5,407

Class Y	–	–	3,078	21,857

Class R5	–	–	1,181	8,396

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	29,425	238,049

Class B	–	–	(29,756)	(238,049)

Automatic conversion of Class C shares to Class A shares:
Class A	29,593	218,438	-	-

Class AX	9,598	74,494	-	-

Class C	(30,217)	(218,438)	-	-

Class CX	(9,826)	(74,494)	-	-

Reacquired:
Class A	(377,203)	(2,865,475)	(1,667,154)	(13,067,553)

Class AX	(25,081)	(187,312)	(99,536)	(758,064)

Class B(c)	–	–	(298)	(2,374)

Class C	(113,510)	(834,106)	(236,467)	(1,793,522)

Class CX	(29)	(209)	(7,146)	(52,569)

Class R	(108,727)	(822,924)	(477,198)	(3,578,155)

Class RX	(17,296)	(128,030)	(30,129)	(223,628)

Class Y	(4,199)	(32,862)	(43,136)	(334,974)

Class R5	(38,546)	(278,876)	(23,539)	(188,525)

Class R6	–	–	(513,154)	(4,013,789)

Net increase (decrease) in share activity	(205,391)	$(1,526,988)	(1,222,264)	$(9,770,263)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party recordkeeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

41                         Invesco Balanced-Risk Retirement Funds

NOTE 9–Share Information–(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	307,811	$2,274,998	906,042	$6,757,972

Class AX	4,856	35,171	12,883	94,759

Class C	76,020	552,067	189,767	1,407,546

Class CX	372	2,709	815	6,010

Class R	89,180	654,176	387,254	2,839,255

Class RX	1,177	8,635	11,962	87,379

Class Y	46,633	354,439	178,939	1,372,784

Class R5	1,930	14,430	10,163	76,975

Class R6	461	3,459	65,858	511,715

Issued as reinvestment of dividends:
Class A	–	–	79,446	543,409

Class AX	–	–	3,417	23,405

Class C	–	–	21,568	144,505

Class CX	–	–	642	4,298

Class R	–	–	20,700	140,552

Class RX	–	–	216	1,468

Class Y	–	–	12,122	83,402

Class R5	–	–	664	4,576

Class R6	–	–	13	87

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	11,072	88,132

Class B	–	–	(11,256)	(88,132)

Automatic conversion of Class C shares to Class A shares:
Class A	51,407	366,363	-	-

Class AX	2,387	17,424	-	-

Class C	(52,519)	(366,363)	-	-

Class CX	(2,445)	(17,424)	-	-

Reacquired:
Class A	(408,304)	(2,938,919)	(1,245,391)	(9,564,285)

Class AX	(5,763)	(42,747)	(42,895)	(327,646)

Class B(c)	–	–	(564)	(4,374)

Class C	(142,723)	(1,032,558)	(314,705)	(2,333,537)

Class CX	(10)	(73)	(958)	(7,213)

Class R	(108,664)	(789,095)	(327,663)	(2,373,333)

Class RX	(4,070)	(29,540)	(10,248)	(73,506)

Class Y	(47,312)	(354,758)	(365,033)	(2,777,265)

Class R5	(17,746)	(124,587)	(3,290)	(25,520)

Class R6	(40)	(309)	(273,572)	(2,099,241)

Net increase (decrease) in share activity	(207,362)	$(1,412,502)	(682,032)	$(5,485,823)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party recordkeeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

42	Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,068.30	$1.28	$1,023.55	$1.25	0.25%
Class AX	1,000.00	1,068.40	1.28	1,023.55	1.25	0.25
Class C	1,000.00	1,063.20	5.12	1,019.84	5.01	1.00
Class CX	1,000.00	1,064.60	5.12	1,019.84	5.01	1.00
Class R	1,000.00	1,065.30	2.56	1,022.32	2.51	0.50
Class RX	1,000.00	1,066.70	2.56	1,022.32	2.51	0.50
Class Y	1,000.00	1,068.50	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,068.60	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,068.60	0.00	1,024.79	0.00	0.00

43	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Fund 2020 Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,071.60	$1.28	$1,023.55	$1.25	0.25%
Class AX	1,000.00	1,071.60	1.28	1,023.55	1.25	0.25
Class C	1,000.00	1,068.30	5.13	1,019.84	5.01	1.00
Class CX	1,000.00	1,068.30	5.13	1,019.84	5.01	1.00
Class R	1,000.00	1,070.90	2.57	1,022.32	2.51	0.50
Class RX	1,000.00	1,069.70	2.57	1,022.32	2.51	0.50
Class Y	1,000.00	1,072.60	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,073.30	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,073.30	0.00	1,024.79	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,107.90	$1.31	$1,023.55	$1.25	0.25%
Class AX	1,000.00	1,107.70	1.31	1,023.55	1.25	0.25
Class C	1,000.00	1,103.40	5.22	1,019.84	5.01	1.00
Class CX	1,000.00	1,104.70	5.22	1,019.84	5.01	1.00
Class R	1,000.00	1,106.10	2.61	1,022.32	2.51	0.50
Class RX	1,000.00	1,106.10	2.61	1,022.32	2.51	0.50
Class Y	1,000.00	1,110.00	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,109.60	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,109.60	0.00	1,024.79	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,124.60	$1.32	$1,023.55	$1.25	0.25%
Class AX	1,000.00	1,124.80	1.32	1,023.55	1.25	0.25
Class C	1,000.00	1,119.80	5.26	1,019.84	5.01	1.00
Class CX	1,000.00	1,120.10	5.26	1,019.84	5.01	1.00
Class R	1,000.00	1,122.70	2.63	1,022.32	2.51	0.50
Class RX	1,000.00	1,122.70	2.63	1,022.32	2.51	0.50
Class Y	1,000.00	1,125.40	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,125.20	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,125.20	0.00	1,024.79	0.00	0.00

44	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,140.60	$1.33	$1,023.55	$1.25	0.25%
Class AX	1,000.00	1,140.40	1.33	1,023.55	1.25	0.25
Class C	1,000.00	1,136.00	5.30	1,019.84	5.01	1.00
Class CX	1,000.00	1,136.00	5.30	1,019.84	5.01	1.00
Class R	1,000.00	1,138.60	2.65	1,022.32	2.51	0.50
Class RX	1,000.00	1,140.10	2.65	1,022.32	2.51	0.50
Class Y	1,000.00	1,142.60	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,141.00	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,142.20	0.00	1,024.79	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

45	Invesco Balanced-Risk Retirement Funds

Approval of Investment Advisory and Sub-Advisory Contracts

(Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund)

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of each series portfolio of AIM Growth Series listed above (each, a Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and with respect to Invesco Balanced-Risk Retirement Now Fund only, a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of each Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by each Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to each Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to each Fund by Invesco Advisers under each Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to each Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing each Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for each Fund, as no Affiliated Sub-Adviser currently manages assets of each Fund.

Invesco Balanced-Risk Retirement Now Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Today Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its underweight equity exposure and overweight commodity exposure, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Balanced-Risk Retirement 2020 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2020 Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its underweight equity exposure and overweight commodity exposure, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Balanced-Risk Retirement 2030 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2030 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its underweight equity exposure and overweight commodity exposure, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Balanced-Risk Retirement 2040 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2040 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its underweight equity exposure and overweight commodity exposure, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Balanced-Risk Retirement 2050 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2050 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its underweight equity exposure and overweight commodity exposure, negatively impacted relative

46                         Invesco Balanced-Risk Retirement Funds

performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

Invesco Balanced-Risk Retirement Now Fund

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Balanced-Risk Retirement 2020 Fund

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Balanced-Risk Retirement 2030 Fund

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The

Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expenses plus indirect expenses were in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Balanced-Risk Retirement 2040 Fund

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expenses plus indirect expenses were in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Balanced-Risk Retirement 2050 Fund

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the

Fund’s total expenses plus indirect expenses were in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge each Fund any advisory fees pursuant to each Fund’s investment advisory agreement, although the underlying funds in which each Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that each Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing a Fund because each Fund is a fund of funds and no advisory fee is charged to such Fund, although each Fund does incur its share of underlying fund fees and other allocable costs. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees received for providing administrative, transfer agency and distribution services to each Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

The Board considered that the underlying holdings of each Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with each Fund.

47                         Invesco Balanced-Risk Retirement Funds

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	IBRR-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Allocation Funds
Invesco Conservative Allocation Fund
Invesco Growth Allocation Fund
Invesco Moderate Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance	3
Letters to Shareholders	9
Schedules of Investments	10
Financial Statements	18
Financial Highlights	23
Notes to Financial Statements	26
Fund Expenses	34
Approval of Investment Advisory and Sub-Advisory Contracts	36

2

Fund Performance

Performance summary – Invesco Conservative Allocation Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.02%
Class C Shares	9.61
Class R Shares	9.92
Class S Shares	10.06
Class Y Shares	10.17
Class R5 Shares	10.15
Class R6 Shares	10.15
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Conservative Allocation Index∎ (Style-Specific Index)	9.81
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	8.87

Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Conservative Allocation Index is composed of the following: the Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.

  The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

  The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

  The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

3                         Invesco Allocation Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.07%
10 Years	5.69
5 Years	1.90
1 Year	0.26

Class C Shares
Inception (4/29/05)	3.96%
10 Years	5.50
5 Years	2.29
1 Year	4.20

Class R Shares
Inception (4/29/05)	4.23%
10 Years	6.03
5 Years	2.83
1 Year	5.80

Class S Shares
10 Years	6.39%
5 Years	3.19
1 Year	6.16

Class Y Shares
Inception (10/3/08)	5.74%
10 Years	6.55
5 Years	3.34
1 Year	6.33

Class R5 Shares
Inception (4/29/05)	4.78%
10 Years	6.60
5 Years	3.37
1 Year	6.36

Class R6 Shares
10 Years	6.36%
5 Years	3.20
1 Year	6.36

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.03%, 1.78%, 1.28%, 0.93%, 0.78%, 0.74 and 0.74%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.53%.

Invesco Conservative Allocation Fund

Nasdaq: A: CAAMX  ∎  C: CACMX

R: CMARX  ∎  S: CMASX  ∎  Y: CAAYX

R5: CMAIX  ∎  R6: CNSSX

4                         Invesco Allocation Funds

Fund Performance

Performance summary – Invesco Growth Allocation Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.92%
Class C Shares	13.46
Class R Shares	13.81
Class S Shares	14.01
Class Y Shares	14.10
Class R5 Shares	14.15
Class R6 Shares	14.15
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Growth Allocation Index∎ (Style-Specific Index)	14.57
Lipper Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	13.33
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Growth Allocation Index is composed of the following: the Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.

  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.

  The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

  The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

5                         Invesco Allocation Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.45%
10 Years	8.21
5 Years	3.16
1 Year	-1.05

Class C Shares
Inception (4/30/04)	5.33%
10 Years	8.00
5 Years	3.54
1 Year	2.83

Class R Shares
Inception (4/30/04)	5.59%
10 Years	8.55
5 Years	4.08
1 Year	4.40

Class S Shares
10 Years	8.92%
5 Years	4.45
1 Year	4.75

Class Y Shares
Inception (10/3/08)	7.38%
10 Years	9.08
5 Years	4.60
1 Year	4.94

Class R5 Shares
Inception (4/30/04)	6.20%
10 Years	9.19
5 Years	4.71
1 Year	4.99

Class R6 Shares
10 Years	8.90%
5 Years	4.50
1 Year	5.06

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.95%, 0.80%, 0.71% and 0.71%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.55%.

Invesco Growth Allocation Fund

Nasdaq: A: AADAX  ∎  C: AADCX

R: AADRX  ∎  S: AADSX  ∎  Y: AADYX

R5: AADIX  ∎  R6: AAESX

6                         Invesco Allocation Funds

Fund Performance

Performance summary – Invesco Moderate Allocation Fund
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.07%
Class C Shares	11.64
Class R Shares	11.95
Class S Shares	12.12
Class Y Shares	12.19
Class R5 Shares	12.18
Class R6 Shares	12.27
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Moderate Allocation Index∎ (Style-Specific Index)	12.50
Lipper Mixed-Asset Target Allocation Moderate Funds Index♦ (Peer Group Index)	11.77

Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Moderate Allocation Index is composed of the following: the Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.

  The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

  The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

  The Russell 3000® Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

7                         Invesco Allocation Funds

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.08%
10 Years	7.30
5 Years	2.67
1 Year	-0.51

Class C Shares
Inception (4/30/04)	4.96%
10 Years	7.11
5 Years	3.07
1 Year	3.49

Class R Shares
Inception (4/30/04)	5.22%
10 Years	7.64
5 Years	3.56
1 Year	5.00

Class S Shares
10 Years	8.01%
5 Years	3.94
1 Year	5.36

Class Y Shares
Inception (10/3/08)	6.97%
10 Years	8.19
5 Years	4.10
1 Year	5.52

Class R5 Shares
Inception (4/30/04)	5.75%
10 Years	8.19
5 Years	4.09
1 Year	5.56

Class R6 Shares
10 Years	7.98%
5 Years	3.97
1 Year	5.56

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.27%, 0.92%, 0.77%, 0.72% and 0.72%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56%.

Invesco Moderate Allocation Fund

Nasdaq: A: AMKAX ◾ C: AMKCX

R: AMKRX ◾ S: AMKSX ◾ Y: ABKYX

R5: AMLIX ◾ R6: AMLSX

8                         Invesco Allocation Funds

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

9                         Invesco Allocation Funds

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–3.44%
Invesco Global Targeted Returns Fund, Class R6	3.44%	$10,034,541	$135,292	$(193,259)	$257,931	$(5,890)	$–	1,049,089	$10,228,615
Asset Allocation Funds–3.52%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	3.52%	9,851,866	116,298	(569,622)	1,046,516	(1,429)	–	917,718	10,443,629
Domestic Equity Funds–25.84%

Invesco American Franchise Fund, Class R6(b)	2.50%	6,921,700	259,701	(1,291,212)	1,508,683	15,807	–	338,415	7,414,679

Invesco Diversified Dividend Fund, Class R6	5.46%	19,581,558	252,569	(6,247,639)	2,001,652	619,285	252,569	814,443	16,207,425

Invesco Equally-Weighted S&P 500 Fund, Class R6	6.48%	15,484,612	3,122,209	(2,197,460)	2,796,067	47,229	–	309,528	19,252,657

Invesco Growth and Income Fund, Class R6	4.52%	12,653,703	622,033	(1,746,436)	2,207,184	(299,061)	141,869	567,699	13,437,423

Invesco Russell Top 200 Pure Growth ETF	–	9,836,657	–	(11,734,377)	(3,156,351)	5,054,071	12,894	–	–

Invesco S&P 500® Pure Growth ETF	5.40%	–	16,601,486	(644,653)	70,949	377	30,241	134,183	16,028,159

Invesco S&P MidCap Low Volatility ETF	1.48%	–	4,379,293	–	3,421	–	24,728	85,483	4,382,714

Total Domestic Equity Funds		64,478,230	25,237,291	(23,861,777)	5,431,605	5,437,708	462,301		76,723,057

Fixed Income Funds–56.59%

Invesco 1-30 Laddered Treasury ETF	–	11,984,766	–	(12,175,908)	(1,339,039)	1,530,181	88,401	–	–

Invesco Core Plus Bond Fund, Class R6	16.91%	50,742,635	1,409,420	(4,788,179)	2,838,362	6,538	1,018,962	4,623,276	50,208,776

Invesco Emerging Market Flexible Bond Fund, Class R6	2.26%	8,551,223	175,975	(2,415,035)	785,175	(380,814)	175,975	1,113,851	6,716,524

Invesco Emerging Markets Sovereign Debt ETF	2.21%	4,221,995	2,181,821	(349,754)	487,281	9,094	129,822	225,566	6,550,437

Invesco Floating Rate Fund, Class R6	3.96%	11,249,015	416,044	(219,419)	315,913	(2,154)	300,092	1,584,825	11,759,399

Invesco High Yield Fund, Class R6	7.48%	21,000,197	880,788	(983,379)	1,347,565	(36,004)	637,931	5,443,423	22,209,167

Invesco Quality Income Fund, Class R5	5.96%	19,840,998	566,514	(3,129,044)	620,799	(205,787)	394,406	1,501,993	17,693,480

Invesco Short Duration Inflation Protected Fund, Class R6	4.22%	14,858,532	250,991	(2,910,998)	368,060	(48,157)	159,649	1,213,026	12,518,428

Invesco Short Term Bond Fund, Class R6	5.94%	16,947,512	566,903	(205,970)	344,686	334	272,368	2,052,729	17,653,465

Invesco Taxable Municipal Bond ETF	4.20%	–	12,231,778	(194,513)	446,240	3,142	81,970	397,158	12,486,647

Invesco Variable Rate Investment Grade ETF	3.45%	9,850,522	293,699	–	95,280	–	166,382	411,721	10,239,501

Total Fixed Income Funds		169,247,395	18,973,933	(27,372,199)	6,310,322	876,373	3,425,958		168,035,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Conservative Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Foreign Equity Funds–7.30%

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	$9,753,774	$1	$(10,809,164)	$476,978	$578,411	$42,460	–	$–

Invesco International Growth Fund, Class R6	2.79%	9,775,029	136,494	(3,476,244)	1,828,599	13,196	–	243,229	8,277,074
Invesco RAFITM Strategic Developed ex-US ETF	4.51%	–	12,857,233	(468,187)	1,016,211	(2,277)	74,752	495,306	13,402,980
Total Foreign Equity Funds		19,528,803	12,993,728	(14,753,595)	3,321,788	589,330	117,212		21,680,054

Real Estate Funds–2.95%
Invesco Global Real Estate Income Fund, Class R6	2.95%	8,325,440	207,608	(675,524)	876,719	42,350	159,352	937,670	8,776,593

Money Market Funds–0.44%

Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.16%	875,858	11,422,839	(11,820,218)	1	–	5,404	478,480	478,480

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.12%	625,533	8,159,171	(8,443,013)	14	66	4,123	341,634	341,771

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.16%	823,922	13,054,673	(13,402,635)	–	–	4,182	475,960	475,960
Total Money Market Funds		2,325,313	32,636,683	(33,665,866)	15	66	13,709		1,296,211
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $270,817,737)	100.08%	$283,791,588	$90,300,833	$(101,091,842)	$17,244,896	$6,938,508	$4,178,532		$297,183,983
OTHER ASSETS LESS LIABILITIES	(0.08)%								(237,567)
NET ASSETS	100.00%								$296,946,416

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Allocation Funds

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.14%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Asset Allocation Funds–4.51%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	4.51%	$40,324,153	$823,228	$(925,248)	$4,355,163	$23,637	$–	3,919,238	$44,600,933

Domestic Equity Funds–57.79%

Invesco All Cap Market Neutral Fund, Class R6(b)	3.48%	35,798,258	6,339,048	(4,167,323)	(1,537,663)	(2,025,791)	–	4,805,381	34,406,529

Invesco American Franchise Fund, Class R6(b)	5.71%	51,874,428	–	(6,957,863)	11,265,728	199,898	–	2,573,354	56,382,191

Invesco Comstock Fund, Class R6	6.84%	63,167,161	705,350	(5,144,575)	8,965,704	(150,438)	705,350	2,753,494	67,543,202

Invesco Diversified Dividend Fund, Class R6	9.44%	103,643,859	1,418,625	(25,858,261)	12,120,107	1,999,292	1,418,625	4,689,629	93,323,622

Invesco Equally-Weighted S&P 500 Fund, Class R6	9.24%	76,785,528	5,937,043	(5,709,553)	13,924,523	367,543	–	1,467,927	91,305,084

Invesco Long/Short Equity Fund, Class R6(b)	2.95%	27,119,623	2,871,812	–	(835,102)	–	–	3,275,993	29,156,333

Invesco Russell Top 200 Pure Growth ETF	–	63,124,485	1,029,177	(76,635,487)	(22,130,764)	34,612,589	86,900	–	–

Invesco S&P 500® Pure Growth ETF	9.86%	–	98,387,073	(1,267,846)	293,662	(1,295)	183,789	815,501	97,411,594

Invesco S&P MidCap Low Volatility ETF	2.92%	36,154,323	–	(12,817,336)	3,013,050	2,490,722	272,367	562,527	28,840,759

Invesco S&P SmallCap Low Volatility ETF	2.94%	26,964,939	169,241	(1,384,207)	3,322,275	26,518	305,282	606,477	29,098,766

Invesco Small Cap Equity Fund, Class R6	2.24%	20,373,984	–	(2,027,761)	4,126,346	(300,170)	–	1,486,086	22,172,399
Invesco Small Cap Value Fund, Class R6(b)	2.17%	–	22,112,940	–	(662,505)	–	–	1,472,233	21,450,435
Total Domestic Equity Funds		505,006,588	138,970,309	(141,970,212)	31,865,361	37,218,868	2,972,313		571,090,914

Fixed Income Funds–10.87%

Invesco 1-30 Laddered Treasury ETF	–	22,458,572	1,869,104	(24,715,740)	(920,798)	1,308,862	171,004	–	–

Invesco Core Plus Bond Fund, Class R6	4.47%	47,136,634	3,904,813	(9,512,818)	2,843,019	(206,931)	958,780	4,066,733	44,164,717

Invesco Emerging Market Flexible Bond Fund, Class R6	–	8,960,924	107,155	(9,323,539)	633,604	(378,144)	107,155	0	–

Invesco Quality Income Fund, Class R5	2.23%	22,421,769	2,174,838	(3,099,209)	710,297	(203,506)	469,640	1,867,928	22,004,189

Invesco Short Term Bond Fund, Class R6	2.71%	15,681,620	11,536,543	(819,896)	400,393	(2,267)	309,064	3,115,859	26,796,393
Invesco Taxable Municipal Bond ETF	1.46%	–	13,974,930	–	505,297	–	94,282	460,567	14,480,227
Total Fixed Income Funds		116,659,519	33,567,383	(47,471,202)	4,171,812	518,014	2,109,925		107,445,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Growth Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.14%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Foreign Equity Funds–23.59%

Invesco Developing Markets Fund, Class R6	1.51%	$20,209,283	$–	$(8,689,868)	$2,820,171	$598,402	$–	421,977	$14,937,988

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	62,593,003	–	(69,481,309)	2,873,320	4,014,986	283,713	–	–

Invesco International Growth Fund, Class R6	6.32%	61,163,547	233,558	(10,795,561)	11,838,263	(28,966)	–	1,833,995	62,410,841

Invesco International Select Equity Fund, Class R6	6.03%	53,314,023	3,461,391	(7,807,718)	11,494,906	(863,688)	–	5,418,083	59,598,914

Invesco Low Volatility Emerging Markets Fund, Class R6	1.99%	18,041,928	593,351	–	1,051,629	–	–	3,095,426	19,686,908
Invesco RAFITM Strategic Developed ex-US ETF	7.74%	–	71,801,709	(1,098,367)	5,734,232	26	426,310	2,824,745	76,437,600
Total Foreign Equity Funds		215,321,784	76,090,009	(97,872,823)	35,812,521	3,720,760	710,023		233,072,251

Real Estate Funds–2.95%
Invesco Global Real Estate Income Fund, Class R6	2.95%	22,872,831	5,573,116	(1,874,179)	2,551,646	19,993	486,841	3,113,612	29,143,407

Money Market Funds–0.43%

Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.10%	1,452,344	16,151,869	(16,637,680)	–	–	8,420	966,533	966,533

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.07%	1,037,332	11,537,049	(11,884,037)	5	88	6,425	690,161	690,437

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.26%	3,524,694	18,459,279	(19,441,471)	–	–	26,510	2,542,502	2,542,502
Total Money Market Funds		6,014,370	46,148,197	(47,963,188)	5	88	41,355		4,199,472
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $868,679,842)	100.14%	$906,199,245	$301,172,242	$(338,076,852)	$78,756,508	$41,501,360	$6,320,457		$989,552,503
OTHER ASSETS LESS LIABILITIES	(0.14)%								(1,353,334)
NET ASSETS	100.00%								$988,199,169

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Allocation Funds

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Asset Allocation Funds–4.48%
Invesco Balanced-Risk Allocation Fund, Class R6(b)	4.48%	$29,421,319	$142,583	$(842,730)	$3,138,048	$44,584	$–	2,803,498	$31,903,804

Domestic Equity Funds–43.99%

Invesco All Cap Market Neutral Fund, Class R6(b)	2.49%	19,469,293	3,555,614	(3,370,931)	(274,753)	(1,661,593)	–	2,474,529	17,717,630

Invesco American Franchise Fund, Class R6(b)	4.20%	27,826,450	–	(4,068,540)	5,929,252	196,356	–	1,363,921	29,883,518

Invesco Comstock Fund, Class R6	4.86%	32,944,909	363,578	(3,297,473)	4,667,999	(83,311)	363,578	1,410,343	34,595,702

Invesco Diversified Dividend Fund, Class R6	6.95%	65,447,952	1,077,995	(25,962,061)	6,007,308	2,866,891	829,732	2,484,326	49,438,085

Invesco Equally-Weighted S&P 500 Fund, Class R6	8.45%	41,256,638	15,219,578	(3,975,908)	7,339,827	324,474	–	967,277	60,164,609

Invesco Long/Short Equity Fund, Class R6(b)	1.96%	13,112,694	1,238,048	(20,001)	(386,357)	(6,069)	–	1,566,103	13,938,315

Invesco Russell Top 200 Pure Growth ETF	–	39,867,742	196,335	(47,829,415)	(14,590,909)	22,356,247	53,570	–	–

Invesco S&P 500® Pure Growth ETF	8.46%	–	60,024,287	–	181,499	–	113,592	504,025	60,205,786

Invesco S&P MidCap Low Volatility ETF	2.20%	14,998,893	–	(1,630,459)	1,880,063	379,881	133,273	304,825	15,628,378

Invesco S&P SmallCap Low Volatility ETF	1.47%	11,596,119	–	(2,526,538)	1,328,114	105,655	111,662	218,911	10,503,350

Invesco Small Cap Equity Fund, Class R6	1.99%	13,202,588	–	(1,539,887)	2,478,429	(8,324)	–	947,239	14,132,806
Invesco Small Cap Value Fund, Class R6(b)	0.96%	–	7,047,444	–	(211,142)	–	–	469,204	6,836,302
Total Domestic Equity Funds		279,723,278	88,722,879	(94,221,213)	14,349,330	24,470,207	1,605,407		313,044,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Moderate Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Fixed Income Funds–31.77%

Invesco 1-30 Laddered Treasury ETF	–	$22,814,719	$1,127,589	$(24,326,676)	$(2,843,754)	$3,228,122	$176,620	–	$–

Invesco Core Plus Bond Fund, Class R6	9.70%	67,015,191	3,905,286	(5,749,667)	3,929,888	(44,219)	1,393,931	6,358,792	69,056,479

Invesco Emerging Market Flexible Bond Fund, Class R6	1.50%	13,035,263	275,832	(3,249,575)	1,794,686	(1,160,767)	275,832	1,773,705	10,695,439

Invesco Emerging Markets Sovereign Debt ETF	1.49%	8,176,118	1,956,364	(409,119)	869,705	6,067	234,063	364,984	10,599,135

Invesco Floating Rate Fund, Class R6	3.20%	13,170,035	9,494,239	(185,657)	284,812	(1,645)	428,788	3,067,626	22,761,784

Invesco High Yield Fund, Class R6	3.23%	18,160,636	3,920,763	(236,463)	1,129,003	(1,183)	595,473	5,630,577	22,972,756

Invesco Quality Income Fund, Class R5	3.21%	40,876,882	2,536,757	(21,232,389)	2,105,148	(1,402,076)	744,984	1,942,642	22,884,322

Invesco Short Duration Inflation Protected Fund, Class R6	3.23%	21,208,334	1,504,411	(240,270)	504,555	(3,985)	263,016	2,226,070	22,973,045

Invesco Short Term Bond Fund, Class R6	3.23%	17,913,406	4,914,343	(239,795)	400,760	–	315,678	2,673,106	22,988,714
Invesco Taxable Municipal Bond ETF	2.98%	–	21,872,438	(1,467,325)	759,378	15,662	142,969	673,669	21,180,153
Total Fixed Income Funds		222,370,584	51,508,022	(57,336,936)	8,934,181	635,976	4,571,354		226,111,827

Foreign Equity Funds–16.45%

Invesco Developing Markets Fund, Class R6	0.76%	6,528,036	–	(2,227,018)	778,640	336,012	–	152,985	5,415,670

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,497,730	172,127	(40,628,637)	1,222,684	2,736,096	160,230	–	–

Invesco International Growth Fund, Class R6	4.78%	33,013,632	–	(5,368,186)	6,827,213	(487,951)	–	998,669	33,984,708

Invesco International Select Equity Fund, Class R6	4.53%	25,970,210	5,700,369	(4,506,759)	5,638,700	(560,992)	–	2,931,048	32,241,528

Invesco Low Volatility Emerging Markets Fund, Class R6	0.74%	6,560,825	–	(1,646,389)	767,477	(387,992)	–	832,378	5,293,921
Invesco RAFITM Strategic Developed ex-US ETF	5.64%	–	37,268,393	(141,776)	3,010,957	(1,370)	223,849	1,483,230	40,136,204
Total Foreign Equity Funds		108,570,433	43,140,889	(54,518,765)	18,245,671	1,633,803	384,079		117,072,031

Real Estate Funds–2.94%
Invesco Global Real Estate Income Fund, Class R6	2.94%	16,496,066	3,992,081	(1,449,474)	1,811,869	48,600	351,009	2,232,814	20,899,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Allocation Funds

Schedule of Investments–(continued)

Invesco Moderate Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–0.48%

Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.21%	$1,765,432	$12,847,914	$(13,136,957)	$–	$–	$13,804	1,476,389	$1,476,389

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.15%	1,261,060	9,177,081	(9,383,541)	166	36	10,546	1,054,380	1,054,802

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.12%	1,133,671	14,683,330	(14,956,547)	–	–	6,177	860,454	860,454
Total Money Market Funds		4,160,163	36,708,325	(37,477,045)	166	36	30,527		3,391,645
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $620,442,689)	100.11%	$660,741,843	$224,214,779	$(245,846,163)	$46,479,265	$26,833,206	$6,942,376		$712,422,930
OTHER ASSETS LESS LIABILITIES	(0.11)%								(771,369)
NET ASSETS	100.00%								$711,651,561

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Allocation Funds

Portfolio Composition*

June 30, 2019

(Unaudited)

Invesco Conservative Allocation Fund

By fund type, based on total investments
Fixed Income Funds	56.54%
Equity Funds	33.12
Alternative Funds	9.90
Money Market Funds	0.44

Invesco Growth Allocation Fund

By fund type, based on total investments
Equity Funds	81.26%
Fixed Income Funds	10.86
Alternative Funds	7.46
Money Market Funds	0.42

Invesco Moderate Allocation Fund

By fund type, based on total investments
Equity Funds	60.37%
Fixed Income Funds	31.74
Alternative Funds	7.41
Money Market Funds	0.48

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Allocation Funds

Statements of Assets and Liabilities

June 30, 2019

(Unaudited)

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$297,183,983	$989,552,503	$712,422,930
Receivable for:
Fund shares sold	206,408	261,698	210,764
Dividends - affiliated underlying funds	398,720	267,092	533,819
Investment for trustee deferred compensation and retirement plans	92,224	209,099	150,353
Other assets	58,803	65,091	60,568
Total assets	297,940,138	990,355,483	713,378,434

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	425,514	280,290	567,622
Dividends	–	–	4
Fund shares reacquired	252,878	910,921	545,609
Accrued fees to affiliates	165,960	634,649	388,287
Accrued trustees’ and officers’ fees and benefits	511	707	591
Accrued other operating expenses	48,162	103,774	61,346
Trustee deferred compensation and retirement plans	100,697	225,973	163,414
Total liabilities	993,722	2,156,314	1,726,873
Net assets applicable to shares outstanding	$296,946,416	$988,199,169	$711,651,561
Net assets consist of:
Shares of beneficial interest	$266,305,551	$786,207,363	$583,592,803
Distributable earnings	30,640,865	201,991,806	128,058,758
	$296,946,416	$988,199,169	$711,651,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Allocation Funds

Statements of Assets and Liabilities–(continued)

June 30, 2019

(Unaudited)

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Net Assets:
Class A	$243,538,898	$860,565,986	$597,432,128
Class C	$31,803,723	$74,691,146	$63,457,467
Class R	$7,727,167	$20,923,690	$15,923,839
Class S	$1,909,335	$22,589,175	$25,916,358
Class Y	$11,945,927	$9,388,246	$8,896,873
Class R5	$11,087	$29,818	$14,613
Class R6	$10,279	$11,108	$10,283

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,939,246	52,567,832	44,810,876
Class C	2,763,137	4,615,376	4,796,566
Class R	666,897	1,282,290	1,197,163
Class S	163,961	1,380,905	1,944,842
Class Y	1,028,242	574,347	666,391
Class R5	949	1,811	1,091
Class R6	880	675	768
Class A:
Net asset value per share	$11.63	$16.37	$13.33
Maximum offering price per share (Net asset value ÷ 94.50%)	$12.31	$17.32	$14.11
Class C:
Net asset value and offering price per share	$11.51	$16.18	$13.23
Class R:
Net asset value and offering price per share	$11.59	$16.32	$13.30
Class S:
Net asset value and offering price per share	$11.65	$16.36	$13.33
Class Y:
Net asset value and offering price per share	$11.62	$16.35	$13.35
Class R5:
Net asset value and offering price per share	$11.68	$16.46	$13.39
Class R6:
Net asset value and offering price per share	$11.68	$16.46	$13.39
Cost of Investments in affiliated underlying funds	$270,817,737	$868,679,842	$620,442,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Allocation Funds

Statements of Operations

For the six months ended June 30, 2019

(Unaudited)

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$4,178,532	$6,320,457	$6,942,376

Expenses:
Administrative services fees	20,410	67,661	48,823
Custodian fees	1,732	3,190	2,275
Distribution fees:
Class A	294,021	1,032,038	716,008
Class C	180,165	411,370	351,937
Class R	19,849	49,889	38,600
Class S	1,410	16,363	18,981
Transfer agent fees – A, C, R, S and Y	236,354	935,645	534,344
Transfer agent fees – R5	6	15	7
Transfer agent fees – R6	6	6	5
Trustees’ and officers’ fees and benefits	13,569	18,680	16,611
Registration and filing fees	49,743	58,788	55,495
Reports to shareholders	11,556	41,152	25,009
Professional services fees	25,690	26,910	13,655
Other	6,620	14,089	7,499
Total expenses	861,131	2,675,796	1,829,249
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(3,032)	(10,993)	(6,776)
Net expenses	858,099	2,664,803	1,822,473
Net investment income	3,320,433	3,655,654	5,119,903

Realized and unrealized gain from:
Net realized gain on sales of affiliated underlying fund shares	6,938,508	41,501,360	26,833,206
Change in net unrealized appreciation of affiliated underlying fund shares	17,244,896	78,756,508	46,479,265
Net realized and unrealized gain	24,183,404	120,257,868	73,312,471
Net increase in net assets resulting from operations	$27,503,837	$123,913,522	$78,432,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Allocation Funds

Statements of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund
	June 30, 2019	December 31, 2018	June 30, 2019	December 31, 2018
Operations:
Net investment income	$3,320,433	$6,936,839	$3,655,654	$11,741,028
Net realized gain	6,938,508	3,499,031	41,501,360	66,596,411
Change in net unrealized appreciation (depreciation)	17,244,896	(24,142,324)	78,756,508	(160,418,461)
Net increase (decrease) in net assets resulting from operations	27,503,837	(13,706,454)	123,913,522	(82,081,022)

Distributions to shareholders from distributable earnings:
Class A	(2,486,811)	(8,340,735)	–	(17,522,870)
Class C	(209,883)	(1,870,547)	–	(1,856,358)
Class R	(71,585)	(278,515)	–	(384,611)
Class S	(20,557)	(75,510)	–	(519,004)
Class Y	(112,959)	(258,394)	–	(221,599)
Class R5	(130)	(444)	–	(698)
Class R6	(120)	(410)	–	(273)
Total distributions from distributable earnings	(2,902,045)	(10,824,555)	–	(20,505,413)

Share transactions–net:
Class A	13,706,674	(5,584,995)	16,091,627	(21,391,776)
Class B	–	(2,801,615)	–	(14,722,590)
Class C	(28,780,028)	(7,662,374)	(56,389,129)	(14,577,114)
Class R	(341,093)	(295,267)	119,623	(1,257,123)
Class S	(63,750)	(132,940)	(948,490)	(2,285,896)
Class Y	5,002,515	563,526	(34,013)	(1,349,938)
Class R5	–	–	958	3,107
Class R6	–	–	–	–
Net increase (decrease) in net assets resulting from share transactions	(10,475,682)	(15,913,665)	(41,159,424)	(55,581,330)
Net increase (decrease) in net assets	14,126,110	(40,444,674)	82,754,098	(158,167,765)

Net assets:
Beginning of period	282,820,306	323,264,980	905,445,071	1,063,612,836
End of period	$296,946,416	$282,820,306	$988,199,169	$905,445,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Allocation Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Moderate Allocation Fund
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$5,119,903	$12,148,993
Net realized gain	26,833,206	30,096,241
Change in net unrealized appreciation (depreciation)	46,479,265	(88,718,936)
Net increase (decrease) in net assets resulting from operations	78,432,374	(46,473,702)

Distributions to shareholders from distributable earnings:
Class A	(4,690,096)	(30,687,111)
Class C	(268,054)	(5,671,699)
Class R	(105,052)	(810,973)
Class S	(217,301)	(1,510,158)
Class Y	(75,697)	(444,443)
Class R5	(137)	(871)
Class R6	(96)	(613)
Total distributions from distributable earnings	(5,356,433)	(39,125,868)

Share transactions–net:
Class A	27,342,109	(8,113,900)
Class B	–	(7,059,605)
Class C	(51,091,106)	(12,446,560)
Class R	174,582	368,658
Class S	(1,186,084)	(1,563,032)
Class Y	1,278,435	(126,480)
Class R5	–	–
Class R6	–	–
Net increase (decrease) in net assets resulting from share transactions	(23,482,064)	(28,940,919)
Net increase (decrease) in net assets	49,593,877	(114,540,489)

Net assets:
Beginning of period	662,057,684	776,598,173
End of period	$711,651,561	$662,057,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Allocation Funds

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 06/30/19	$10.68	$0.13	$0.94	$1.07	$(0.12)	$–	$(0.12)	$11.63	10.02%	$243,539	0.50	%(e)	0.50	%(e)	2.39	%(e)	20%
Year ended 12/31/18	11.63	0.28	(0.80)	(0.52)	(0.28)	(0.15)	(0.43)	10.68	(4.50)	210,248	0.50		0.50		2.43		23
Year ended 12/31/17	11.13	0.24	0.63	0.87	(0.34)	(0.03)	(0.37)	11.63	7.87	233,998	0.53		0.53		2.11		11
Year ended 12/31/16	10.70	0.23	0.47	0.70	(0.22)	(0.05)	(0.27)	11.13	6.63	239,626	0.50		0.50		2.16		45
Year ended 12/31/15	11.34	0.26	(0.60)	(0.34)	(0.30)	–	(0.30)	10.70	(3.07)	246,518	0.51		0.51		2.24		12
Year ended 12/31/14	11.08	0.27	0.28	0.55	(0.29)	–	(0.29)	11.34	5.01	256,587	0.50		0.50		2.40		7
Class C
Six months ended 06/30/19	10.57	0.09	0.92	1.01	(0.07)	–	(0.07)	11.51	9.61	31,804	1.25	(e)	1.25	(e)	1.64	(e)	20
Year ended 12/31/18	11.51	0.19	(0.79)	(0.60)	(0.19)	(0.15)	(0.34)	10.57	(5.21)	57,060	1.25		1.25		1.68		23
Year ended 12/31/17	11.02	0.16	0.61	0.77	(0.25)	(0.03)	(0.28)	11.51	7.02	69,800	1.28		1.28		1.36		11
Year ended 12/31/16	10.59	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.02	5.88	70,906	1.25		1.25		1.41		45
Year ended 12/31/15	11.23	0.17	(0.60)	(0.43)	(0.21)	–	(0.21)	10.59	(3.86)	73,617	1.26		1.26		1.49		12
Year ended 12/31/14	10.96	0.19	0.28	0.47	(0.20)	–	(0.20)	11.23	4.34	77,159	1.25		1.25		1.65		7
Class R
Six months ended 06/30/19	10.64	0.12	0.93	1.05	(0.10)	–	(0.10)	11.59	9.92	7,727	0.75	(e)	0.75	(e)	2.14	(e)	20
Year ended 12/31/18	11.58	0.25	(0.79)	(0.54)	(0.25)	(0.15)	(0.40)	10.64	(4.68)	7,410	0.75		0.75		2.18		23
Year ended 12/31/17	11.09	0.21	0.62	0.83	(0.31)	(0.03)	(0.34)	11.58	7.52	8,359	0.78		0.78		1.86		11
Year ended 12/31/16	10.66	0.21	0.47	0.68	(0.20)	(0.05)	(0.25)	11.09	6.38	9,534	0.75		0.75		1.91		45
Year ended 12/31/15	11.30	0.23	(0.60)	(0.37)	(0.27)	–	(0.27)	10.66	(3.34)	10,448	0.76		0.76		1.99		12
Year ended 12/31/14	11.04	0.24	0.28	0.52	(0.26)	–	(0.26)	11.30	4.75	10,211	0.75		0.75		2.15		7
Class S
Six months ended 06/30/19	10.70	0.14	0.93	1.07	(0.12)	–	(0.12)	11.65	10.06	1,909	0.40	(e)	0.40	(e)	2.49	(e)	20
Year ended 12/31/18	11.64	0.29	(0.79)	(0.50)	(0.29)	(0.15)	(0.44)	10.70	(4.31)	1,814	0.40		0.40		2.53		23
Year ended 12/31/17	11.14	0.26	0.62	0.88	(0.35)	(0.03)	(0.38)	11.64	7.97	2,106	0.43		0.43		2.21		11
Year ended 12/31/16	10.71	0.25	0.46	0.71	(0.23)	(0.05)	(0.28)	11.14	6.73	2,162	0.40		0.40		2.26		45
Year ended 12/31/15	11.36	0.26	(0.60)	(0.34)	(0.31)	–	(0.31)	10.71	(3.05)	2,226	0.41		0.41		2.34		12
Year ended 12/31/14	11.09	0.29	0.28	0.57	(0.30)	–	(0.30)	11.36	5.20	2,525	0.40		0.40		2.50		7
Class Y
Six months ended 06/30/19	10.67	0.15	0.93	1.08	(0.13)	–	(0.13)	11.62	10.17	11,946	0.25	(e)	0.25	(e)	2.64	(e)	20
Year ended 12/31/18	11.62	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.67	(4.27)	6,268	0.25		0.25		2.68		23
Year ended 12/31/17	11.12	0.27	0.63	0.90	(0.37)	(0.03)	(0.40)	11.62	8.15	6,232	0.28		0.28		2.36		11
Year ended 12/31/16	10.69	0.26	0.47	0.73	(0.25)	(0.05)	(0.30)	11.12	6.90	4,767	0.25		0.25		2.41		45
Year ended 12/31/15	11.33	0.28	(0.60)	(0.32)	(0.32)	–	(0.32)	10.69	(2.83)	4,498	0.26		0.26		2.49		12
Year ended 12/31/14	11.07	0.30	0.28	0.58	(0.32)	–	(0.32)	11.33	5.28	3,871	0.25		0.25		2.65		7
Class R5
Six months ended 06/30/19	10.73	0.15	0.94	1.09	(0.14)	–	(0.14)	11.68	10.15	11	0.20	(e)	0.20	(e)	2.69	(e)	20
Year ended 12/31/18	11.68	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.73	(4.18)	10	0.21		0.21		2.72		23
Year ended 12/31/17	11.18	0.28	0.62	0.90	(0.37)	(0.03)	(0.40)	11.68	8.16	11	0.24		0.24		2.40		11
Year ended 12/31/16	10.74	0.27	0.48	0.75	(0.26)	(0.05)	(0.31)	11.18	7.03	14	0.20		0.20		2.46		45
Year ended 12/31/15	11.40	0.29	(0.62)	(0.33)	(0.33)	–	(0.33)	10.74	(2.92)	13	0.20		0.20		2.55		12
Year ended 12/31/14	11.13	0.31	0.29	0.60	(0.33)	–	(0.33)	11.40	5.41	27	0.21		0.21		2.69		7
Class R6
Six months ended 06/30/19	10.73	0.15	0.94	1.09	(0.14)	–	(0.14)	11.68	10.15	10	0.20	(e)	0.20	(e)	2.69	(e)	20
Year ended 12/31/18	11.67	0.31	(0.79)	(0.48)	(0.31)	(0.15)	(0.46)	10.73	(4.10)	9	0.21		0.21		2.72		23
Year ended 12/31/17(f)	11.40	0.21	0.40	0.61	(0.31)	(0.03)	(0.34)	11.67	5.38	10	0.24	(g)	0.24	(g)	2.40	(g)	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.53%, 0.53%, 0.53%, 0.55%, 0.63% and 0.63% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $237,166, $36,332, $8,005, $1,896, $8,126, $11 and $10 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Allocation Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 06/30/19	$14.37	$0.06	$1.94	$2.00	$–	$–	$–	$16.37	13.92%	$860,566	0.49	%(e)	0.49	%(e)	0.83	%(e)	27%
Year ended 12/31/18	16.05	0.20	(1.53)	(1.33)	(0.20)	(0.15)	(0.35)	14.37	(8.27)	739,240	0.50		0.50		1.26		16
Year ended 12/31/17	14.12	0.20	2.02	2.22	(0.29)	–	(0.29)	16.05	15.77	844,780	0.55		0.55		1.32		14
Year ended 12/31/16	13.09	0.16	1.03	1.19	(0.16)	–	(0.16)	14.12	9.08	793,403	0.54		0.54		1.21		52
Year ended 12/31/15	13.95	0.16	(0.81)	(0.65)	(0.21)	–	(0.21)	13.09	(4.68)	787,598	0.53		0.53		1.15		15
Year ended 12/31/14	13.61	0.18	0.41	0.59	(0.25)	–	(0.25)	13.95	4.35	850,812	0.54		0.54		1.27		18
Class C
Six months ended 06/30/19	14.26	0.01	1.91	1.92	–	–	–	16.18	13.46	74,691	1.24	(e)	1.24	(e)	0.08	(e)	27
Year ended 12/31/18	15.91	0.08	(1.51)	(1.43)	(0.07)	(0.15)	(0.22)	14.26	(8.95)	118,925	1.25		1.25		0.51		16
Year ended 12/31/17	14.00	0.09	1.99	2.08	(0.17)	–	(0.17)	15.91	14.86	147,229	1.30		1.30		0.57		14
Year ended 12/31/16	12.97	0.06	1.02	1.08	(0.05)	–	(0.05)	14.00	8.30	144,077	1.29		1.29		0.46		52
Year ended 12/31/15	13.81	0.06	(0.80)	(0.74)	(0.10)	–	(0.10)	12.97	(5.40)	149,087	1.28		1.28		0.40		15
Year ended 12/31/14	13.47	0.07	0.41	0.48	(0.14)	–	(0.14)	13.81	3.56	168,737	1.29		1.29		0.52		18
Class R
Six months ended 06/30/19	14.34	0.04	1.94	1.98	–	–	–	16.32	13.81	20,924	0.74	(e)	0.74	(e)	0.58	(e)	27
Year ended 12/31/18	16.01	0.16	(1.52)	(1.36)	(0.16)	(0.15)	(0.31)	14.34	(8.49)	18,275	0.75		0.75		1.01		16
Year ended 12/31/17	14.09	0.16	2.01	2.17	(0.25)	–	(0.25)	16.01	15.43	21,598	0.80		0.80		1.07		14
Year ended 12/31/16	13.06	0.13	1.02	1.15	(0.12)	–	(0.12)	14.09	8.82	22,386	0.79		0.79		0.96		52
Year ended 12/31/15	13.91	0.12	(0.80)	(0.68)	(0.17)	–	(0.17)	13.06	(4.89)	24,382	0.78		0.78		0.90		15
Year ended 12/31/14	13.57	0.14	0.41	0.55	(0.21)	–	(0.21)	13.91	4.09	25,309	0.79		0.79		1.02		18
Class S
Six months ended 06/30/19	14.35	0.07	1.94	2.01	–	–	–	16.36	14.01	22,589	0.39	(e)	0.39	(e)	0.93	(e)	27
Year ended 12/31/18	16.03	0.22	(1.53)	(1.31)	(0.22)	(0.15)	(0.37)	14.35	(8.17)	20,700	0.40		0.40		1.36		16
Year ended 12/31/17	14.10	0.22	2.02	2.24	(0.31)	–	(0.31)	16.03	15.90	25,358	0.45		0.45		1.42		14
Year ended 12/31/16	13.08	0.18	1.01	1.19	(0.17)	–	(0.17)	14.10	9.12	23,344	0.44		0.44		1.31		52
Year ended 12/31/15	13.93	0.17	(0.80)	(0.63)	(0.22)	–	(0.22)	13.08	(4.51)	23,234	0.43		0.43		1.25		15
Year ended 12/31/14	13.60	0.19	0.40	0.59	(0.26)	–	(0.26)	13.93	4.38	28,380	0.44		0.44		1.37		18
Class Y
Six months ended 06/30/19	14.33	0.08	1.94	2.02	–	–	–	16.35	14.10	9,388	0.24	(e)	0.24	(e)	1.08	(e)	27
Year ended 12/31/18	16.02	0.24	(1.54)	(1.30)	(0.24)	(0.15)	(0.39)	14.33	(8.08)	8,271	0.25		0.25		1.51		16
Year ended 12/31/17	14.09	0.24	2.02	2.26	(0.33)	–	(0.33)	16.02	16.08	10,561	0.30		0.30		1.57		14
Year ended 12/31/16	13.06	0.20	1.02	1.22	(0.19)	–	(0.19)	14.09	9.38	6,816	0.29		0.29		1.46		52
Year ended 12/31/15	13.92	0.19	(0.81)	(0.62)	(0.24)	–	(0.24)	13.06	(4.43)	5,657	0.28		0.28		1.40		15
Year ended 12/31/14	13.58	0.21	0.41	0.62	(0.28)	–	(0.28)	13.92	4.63	6,090	0.29		0.29		1.52		18
Class R5
Six months ended 06/30/19	14.42	0.09	1.95	2.04	–	–	–	16.46	14.15	30	0.15	(e)	0.15	(e)	1.17	(e)	27
Year ended 12/31/18	16.12	0.26	(1.56)	(1.30)	(0.25)	(0.15)	(0.40)	14.42	(8.02)	25	0.16		0.16		1.60		16
Year ended 12/31/17	14.17	0.26	2.04	2.30	(0.35)	–	(0.35)	16.12	16.26	25	0.19		0.19		1.68		14
Year ended 12/31/16	13.14	0.21	1.03	1.24	(0.21)	–	(0.21)	14.17	9.45	12	0.16		0.16		1.59		52
Year ended 12/31/15	14.00	0.22	(0.82)	(0.60)	(0.26)	–	(0.26)	13.14	(4.28)	11	0.16		0.16		1.52		15
Year ended 12/31/14	13.66	0.23	0.41	0.64	(0.30)	–	(0.30)	14.00	4.71	374	0.17		0.17		1.64		18
Class R6
Six months ended 06/30/19	14.42	0.09	1.95	2.04	–	–	–	16.46	14.15	11	0.15	(e)	0.15	(e)	1.17	(e)	27
Year ended 12/31/18	16.11	0.26	(1.55)	(1.29)	(0.25)	(0.15)	(0.40)	14.42	(7.96)	10	0.16		0.16		1.60		16
Year ended 12/31/17(f)	14.84	0.19	1.43	1.62	(0.35)	–	(0.35)	16.11	10.94	11	0.20	(g)	0.20	(g)	1.67	(g)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.55%, 0.55%, 0.58%, 0.61%, 0.69% and 0.69% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $832,473, $82,956, $20,121, $21,962, $8,891, $28 and $11 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 06/30/19	$11.99	$0.10	$1.34	$1.44	$(0.10)	$–	$(0.10)	$13.33	12.07%	$597,432	0.45	%(e)	0.45	%(e)	1.56	%(e)	27%
Year ended 12/31/18	13.62	0.24	(1.11)	(0.87)	(0.28)	(0.48)	(0.76)	11.99	(6.46)	510,795	0.46		0.46		1.78		20
Year ended 12/31/17	12.57	0.23	1.35	1.58	(0.33)	(0.20)	(0.53)	13.62	12.66	584,747	0.49		0.49		1.73		12
Year ended 12/31/16	11.83	0.20	0.77	0.97	(0.23)	–	(0.23)	12.57	8.22	580,922	0.48		0.48		1.66		47
Year ended 12/31/15	12.58	0.21	(0.73)	(0.52)	(0.23)	–	(0.23)	11.83	(4.18)	607,469	0.47		0.47		1.68		14
Year ended 12/31/14	12.30	0.23	0.31	0.54	(0.26)	–	(0.26)	12.58	4.39	659,139	0.47		0.47		1.83		15
Class C
Six months ended 06/30/19	11.89	0.05	1.34	1.39	(0.05)	–	(0.05)	13.23	11.74	63,457	1.20	(e)	1.20	(e)	0.81	(e)	27
Year ended 12/31/18	13.51	0.14	(1.11)	(0.97)	(0.17)	(0.48)	(0.65)	11.89	(7.17)	105,839	1.21		1.21		1.03		20
Year ended 12/31/17	12.48	0.13	1.33	1.46	(0.23)	(0.20)	(0.43)	13.51	11.73	132,379	1.24		1.24		0.98		12
Year ended 12/31/16	11.74	0.11	0.76	0.87	(0.13)	–	(0.13)	12.48	7.47	130,220	1.23		1.23		0.91		47
Year ended 12/31/15	12.48	0.12	(0.72)	(0.60)	(0.14)	–	(0.14)	11.74	(4.87)	141,890	1.22		1.22		0.93		14
Year ended 12/31/14	12.20	0.13	0.31	0.44	(0.16)	–	(0.16)	12.48	3.62	154,724	1.22		1.22		1.08		15
Class R
Six months ended 06/30/19	11.96	0.08	1.35	1.43	(0.09)	–	(0.09)	13.30	11.95	15,924	0.70	(e)	0.70	(e)	1.31	(e)	27
Year ended 12/31/18	13.59	0.20	(1.11)	(0.91)	(0.24)	(0.48)	(0.72)	11.96	(6.72)	14,152	0.71		0.71		1.53		20
Year ended 12/31/17	12.55	0.20	1.34	1.54	(0.30)	(0.20)	(0.50)	13.59	12.32	15,614	0.74		0.74		1.48		12
Year ended 12/31/16	11.81	0.17	0.77	0.94	(0.20)	–	(0.20)	12.55	7.97	17,279	0.73		0.73		1.41		47
Year ended 12/31/15	12.55	0.18	(0.72)	(0.54)	(0.20)	–	(0.20)	11.81	(4.35)	17,870	0.72		0.72		1.43		14
Year ended 12/31/14	12.27	0.20	0.30	0.50	(0.22)	–	(0.22)	12.55	4.13	21,117	0.72		0.72		1.58		15
Class S
Six months ended 06/30/19	11.98	0.11	1.35	1.46	(0.11)	–	(0.11)	13.33	12.21	25,916	0.35	(e)	0.35	(e)	1.66	(e)	27
Year ended 12/31/18	13.61	0.25	(1.11)	(0.86)	(0.29)	(0.48)	(0.77)	11.98	(6.37)	24,422	0.36		0.36		1.88		20
Year ended 12/31/17	12.57	0.24	1.35	1.59	(0.35)	(0.20)	(0.55)	13.61	12.70	29,134	0.36		0.39		1.83		12
Year ended 12/31/16	11.83	0.21	0.77	0.98	(0.24)	–	(0.24)	12.57	8.33	27,441	0.38		0.38		1.76		47
Year ended 12/31/15	12.58	0.22	(0.73)	(0.51)	(0.24)	–	(0.24)	11.83	(4.08)	27,124	0.37		0.37		1.78		14
Year ended 12/31/14	12.29	0.24	0.32	0.56	(0.27)	–	(0.27)	12.58	4.58	31,854	0.37		0.37		1.78		15
Class Y
Six months ended 06/30/19	12.01	0.12	1.34	1.46	(0.12)	–	(0.12)	13.35	12.19	8,897	0.20	(e)	0.20	(e)	1.81	(e)	27
Year ended 12/31/18	13.63	0.27	(1.10)	(0.83)	(0.31)	(0.48)	(0.79)	12.01	(6.14)	6,827	0.21		0.21		2.03		20
Year ended 12/31/17	12.59	0.26	1.34	1.60	(0.36)	(0.20)	(0.56)	13.63	12.85	7,880	0.24		0.24		1.98		12
Year ended 12/31/16	11.85	0.23	0.77	1.00	(0.26)	–	(0.26)	12.59	8.48	5,611	0.23		0.23		1.91		47
Year ended 12/31/15	12.60	0.24	(0.73)	(0.49)	(0.26)	–	(0.26)	11.85	(3.92)	4,788	0.22		0.22		1.93		14
Year ended 12/31/14	12.31	0.26	0.32	0.58	(0.29)	–	(0.29)	12.60	4.74	6,870	0.22		0.22		2.08		15
Class R5
Six months ended 06/30/19	12.05	0.12	1.35	1.47	(0.13)	–	(0.13)	13.39	12.18	15	0.15	(e)	0.15	(e)	1.86	(e)	27
Year ended 12/31/18	13.68	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.05	(6.14)	13	0.16		0.16		2.08		20
Year ended 12/31/17	12.63	0.27	1.35	1.62	(0.37)	(0.20)	(0.57)	13.68	12.97	15	0.18		0.18		2.04		12
Year ended 12/31/16	11.89	0.24	0.77	1.01	(0.27)	–	(0.27)	12.63	8.53	14	0.17		0.17		1.97		47
Year ended 12/31/15	12.62	0.26	(0.76)	(0.50)	(0.23)	–	(0.23)	11.89	(4.03)	13	0.16		0.16		1.99		14
Year ended 12/31/14	12.34	0.27	0.31	0.58	(0.30)	–	(0.30)	12.62	4.71	159	0.16		0.16		2.14		15
Class R6
Six months ended 06/30/19	12.04	0.12	1.36	1.48	(0.13)	–	(0.13)	13.39	12.27	10	0.15	(e)	0.15	(e)	1.86	(e)	27
Year ended 12/31/18	13.67	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.04	(6.15)	9	0.16		0.16		2.08		20
Year ended 12/31/17(f)	13.03	0.20	0.94	1.14	(0.30)	(0.20)	(0.50)	13.67	8.80	11	0.18	(g)	0.18	(g)	2.04	(g)	12

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.56%, 0.56%, 0.56%, 0.58%, 0.62% and 0.67% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $577,553, $70,971, $15,568, $25,517, $7,764, $14 and $10 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Funds or each class will be voted on exclusively by the shareholders of a Fund or each class.

The investment objectives of the Funds are: total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events

26                         Invesco Allocation Funds

occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each **needs attribute assignment** monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

27                         Invesco Allocation Funds

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
Invesco Conservative Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.25%	1.90%	1.75%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or nonroutine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Funds that IDI retained the following front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charge	Contingent Deferred Sales Charges
	Class A	Class A	Class C
Invesco Conservative Allocation Fund	$20,873	$162	$ 990
Invesco Growth Allocation Fund	88,272	491	4,293
Invesco Moderate Allocation Fund	43,329	36	3,600

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods,

28                         Invesco Allocation Funds

giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$ (3,032)
Invesco Growth Allocation Fund	(10,993)
Invesco Moderate Allocation Fund	(6,776)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at each Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds did not have a capital loss carryforward as of December 31, 2018.

29                         Invesco Allocation Funds

NOTE 8—Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the six months ended June 30, 2019*		At June 30, 2019
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$57,664,150	$67,425,976	$277,259,075	$21,158,955	$(1,234,047)	$19,924,908
Invesco Growth Allocation Fund	255,024,045	290,113,664	873,835,660	135,980,300	(20,263,457)	115,716,843
Invesco Moderate Allocation Fund	187,506,454	208,369,118	631,124,859	91,232,349	(9,934,278)	81,298,071

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

30                         Invesco Allocation Funds

NOTE 9—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	995,964	$11,220,758	2,555,490	$28,980,559
Class C	279,189	3,109,749	878,305	9,875,535
Class R	98,146	1,109,619	120,856	1,381,187
Class S	892	10,006	4,826	56,118
Class Y	632,955	7,175,258	240,755	2,745,648

Issued as reinvestment of dividends:
Class A	197,632	2,263,654	714,730	7,833,511
Class C	17,564	199,082	166,465	1,795,135
Class R	6,237	71,099	25,151	273,983
Class S	1,793	20,557	6,874	75,510
Class Y	9,191	105,313	21,806	238,509

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	203,968	2,419,061
Class B	–	–	(206,581)	(2,419,061)

Automatic conversion of Class C shares to Class A shares:
Class A	2,293,034	25,314,225	–	–
Class C	(2,318,352)	(25,314,225)	–	–

Reacquired:
Class A	(2,226,036)	(25,091,963)	(3,919,999)	(44,818,126)
Class B(c)	–	–	(32,799)	(382,554)
Class C	(611,114)	(6,774,634)	(1,713,630)	(19,333,044)
Class R	(133,688)	(1,521,811)	(171,396)	(1,950,437)
Class S	(8,293)	(94,313)	(23,013)	(264,568)
Class Y	(201,186)	(2,278,056)	(211,742)	(2,420,631)
Net increase (decrease) in share activity	(966,072)	$(10,475,682)	(1,339,934)	$(15,913,665)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

31                         Invesco Allocation Funds

NOTE 9—Share Information–(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,997,267	$31,272,465	4,996,304	$78,950,121
Class B(b)	–	–	1,740	28,065
Class C	435,296	6,765,620	1,136,892	17,946,023
Class R	95,011	1,491,440	228,048	3,626,286
Class S	21,893	340,868	38,149	610,552
Class Y	108,345	1,709,398	333,116	5,311,566
Class R5	62	988	173	2,811

Issued as reinvestment of dividends:
Class A	–	–	1,193,717	17,022,412
Class C	–	–	126,268	1,787,955
Class R	–	–	27,027	384,590
Class S	–	–	36,447	519,004
Class Y	–	–	13,492	191,864
Class R5	–	–	24	346

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	787,184	13,264,060
Class B	–	–	(795,304)	(13,264,060)

Automatic conversion of Class C shares to Class A shares:
Class A	3,338,789	50,869,011	–	–
Class C	(3,365,943)	(50,869,011)	–	–

Reacquired:
Class A	(4,215,805)	(66,049,849)	(8,160,065)	(130,628,369)
Class B(b)	–	–	(90,094)	(1,486,595)
Class C	(793,509)	(12,285,738)	(2,175,997)	(34,311,092)
Class R	(87,175)	(1,371,817)	(329,273)	(5,267,999)
Class S	(83,410)	(1,289,358)	(213,655)	(3,415,452)
Class Y	(111,142)	(1,743,411)	(428,855)	(6,853,368)
Class R5	(2)	(30)	(3)	(50)
Net increase (decrease) in share activity	(2,660,323)	$(41,159,424)	(3,274,665)	$(55,581,330)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

32                         Invesco Allocation Funds

NOTE 9—Share Information–(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,642,871	$21,117,576	4,140,353	$55,071,291
Class B(b)	–	–	1,039	14,525
Class C	403,099	5,143,476	1,201,469	15,918,283
Class R	116,114	1,488,772	302,264	4,053,268
Class S	25,246	323,809	50,909	687,193
Class Y	217,792	2,832,130	253,981	3,442,400

Issued as reinvestment of dividends:
Class A	338,455	4,428,075	2,416,080	29,523,976
Class C	19,729	256,051	448,499	5,386,314
Class R	8,009	104,548	66,656	809,424
Class S	16,609	217,218	123,444	1,509,511
Class Y	4,912	64,384	32,334	396,709

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	427,234	6,032,546
Class B	–	–	(430,593)	(6,032,546)

Automatic conversion of Class C shares to Class A shares:
Class A	3,588,654	45,047,930	–	–
Class C	(3,620,478)	(45,047,930)	–	–

Reacquired:
Class A	(3,357,742)	(43,251,472)	(7,330,635)	(98,741,713)
Class B(b)	–	–	(74,809)	(1,041,584)
Class C	(903,621)	(11,442,703)	(2,550,842)	(33,751,157)
Class R	(109,988)	(1,418,738)	(335,165)	(4,494,034)
Class S	(134,753)	(1,727,111)	(277,273)	(3,759,736)
Class Y	(124,939)	(1,618,079)	(295,716)	(3,965,589)
Net increase (decrease) in share activity	(1,870,031)	$(23,482,064)	(1,830,771)	$(28,940,919)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 22% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

33                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,100.20	$2.60	$1,022.32	$2.51	0.50%
Class C	1,000.00	1,096.10	6.50	1,018.60	6.26	1.25
Class R	1,000.00	1,099.20	3.90	1,021.08	3.76	0.75
Class S	1,000.00	1,100.60	2.08	1,022.81	2.01	0.40
Class Y	1,000.00	1,101.70	1.30	1,023.55	1.25	0.25
Class R5	1,000.00	1,101.50	1.04	1,023.80	1.00	0.20
Class R6	1,000.00	1,101.50	1.04	1,023.80	1.00	0.20

34                         Invesco Allocation Funds

Invesco Growth Allocation Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,139.20	$2.60	$1,022.36	$2.46	0.49%
Class C	1,000.00	1,134.60	6.56	1,018.65	6.21	1.24
Class R	1,000.00	1,138.10	3.92	1,021.12	3.71	0.74
Class S	1,000.00	1,140.10	2.07	1,022.86	1.96	0.39
Class Y	1,000.00	1,141.00	1.27	1,023.60	1.20	0.24
Class R5	1,000.00	1,141.50	0.80	1,024.05	0.75	0.15
Class R6	1,000.00	1,141.50	0.80	1,024.05	0.75	0.15

Invesco Moderate Allocation Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,120.70	$2.37	$1,022.56	$2.26	0.45%
Class C	1,000.00	1,116.40	6.30	1,018.84	6.01	1.20
Class R	1,000.00	1,119.50	3.68	1,021.32	3.51	0.70
Class S	1,000.00	1,121.20	1.84	1,023.06	1.76	0.35
Class Y	1,000.00	1,121.90	1.05	1,023.80	1.00	0.20
Class R5	1,000.00	1,121.80	0.79	1,024.05	0.75	0.15
Class R6	1,000.00	1,122.70	0.79	1,024.05	0.75	0.15

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

35                         Invesco Allocation Funds

Approval of Investment Advisory and Sub-Advisory Contracts

(Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund)

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of each series portfolio of AIM Growth Series listed above (each, a Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of each Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by each Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco

Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to each Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to each Fund by Invesco Advisers under each Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to each Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the

Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing each Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for each Fund, as no Affiliated Sub-Adviser currently manages assets of each Fund.

Invesco Conservative Allocation Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the performance of certain underlying funds in which the Fund invests impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Growth Allocation Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the

36                         Invesco Allocation Funds

performance of certain underlying funds in which the Fund invests impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Moderate Allocation Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Moderate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year period and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s allocation to equity underlying funds and the performance of certain underlying funds in which the Fund invests, including those with a value investing style or emerging markets focus, impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that each Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge a Fund any advisory fees pursuant to such Fund’s investment advisory agreement, although the underlying funds in which such Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge a Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components.

Invesco Conservative Allocation Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Growth Allocation Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

Invesco Moderate Allocation Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge a Fund any advisory fees pursuant to such Fund’s investment advisory agreement, although the underlying funds in which such Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that each Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing a Fund because each Fund is a fund of funds and no advisory fee is charged to each Fund, although each Fund does incur its share of underlying fund fees and other allocable costs. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees received for providing administrative, transfer agency and distribution services to each Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

The Board considered that the underlying holdings of each Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with each Fund.

37                         Invesco Allocation Funds

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	AAS-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Convertible Securities Fund
Nasdaq:
A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.11%
Class C Shares	15.67
Class Y Shares	16.28
Class R5 Shares	16.26
Class R6 Shares	16.30
ICE BofAML U.S. Convertible Index▼ (Broad Market/Style-Specific Index)	14.51
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	16.64

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The ICE BofAML U.S. Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.

The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco Convertible Securities Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.48%
10 Years	9.29
5 Years	3.53
1 Year	2.48

Class C Shares
Inception (7/28/97)	6.39%
10 Years	9.12
5 Years	3.96
1 Year	6.63

Class Y Shares
Inception (7/28/97)	7.01%
10 Years	10.18
5 Years	4.96
1 Year	8.68

Class R5 Shares
10 Years	10.18%
5 Years	4.99
1 Year	8.71

Class R6 Shares
10 Years	10.17%
5 Years	5.08
1 Year	8.81

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.91%, 1.67%, 0.67%, 0.65% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3 Invesco Convertible Securities Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4 Invesco Convertible Securities Fund

Schedule of Investments(a)

June 30, 2019

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–77.34%
Air Freight & Logistics–1.48%

Air Transport Services Group, Inc., Conv., 1.13%, 10/15/2024	$9,000,000	$9,211,201
Atlas Air Worldwide Holdings, Inc., Conv., 2.25%, 06/01/2022	8,000,000	7,942,522

		17,153,723

Alternative Carriers–1.47%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(b)(c)	14,487,000	17,006,770

Application Software–18.90%
8x8, Inc., Conv., 0.50%, 02/01/2024(b)	2,700,000	3,079,665

Atlassian, Inc., Conv., 0.63%, 05/01/2023	11,000,000	18,727,500

Coupa Software, Inc., Conv., 0.13%, 06/15/2025(b)	12,950,000	13,889,937

DocuSign, Inc., Conv., 0.50%, 09/15/2023(b)	13,450,000	13,929,156

Envestnet, Inc., Conv., 1.75%, 06/01/2023	10,900,000	13,024,288

Guidewire Software, Inc., Conv., 1.25%, 03/15/2025	9,000,000	10,139,756

HubSpot, Inc., Conv., 0.25%, 06/01/2022	3,000,000	5,599,621

New Relic, Inc., Conv., 0.50%, 05/01/2023	7,600,000	8,146,429

NICE Systems, Inc. (Israel), Conv., 1.25%, 01/15/2024	9,000,000	15,350,625

Pluralsight, Inc., Conv., 0.38%, 03/01/2024(b)	11,096,000	11,890,872

Q2 Holdings, Inc., Conv., 0.75%, 02/15/2023	8,672,000	12,409,597

RealPage, Inc., Conv., 1.50%, 11/15/2022	8,320,000	12,495,021

RingCentral, Inc., Conv., 0.00%, 03/15/2023(d)	10,836,000	16,297,038

Splunk, Inc., Conv., 0.50%, 09/15/2023(b)	12,500,000	13,790,724

Verint Systems, Inc., Conv., 1.50%, 06/01/2021	6,600,000	7,105,419

Workday, Inc., Conv., 0.25%, 10/01/2022	13,500,000	20,284,439

Zendesk, Inc., Conv., 0.25%, 03/15/2023	14,500,000	22,260,282

		218,420,369

Asset Management & Custody Banks–0.81%
Ares Capital Corp., Conv., 4.63%, 03/01/2024	9,100,000	9,395,750

	Principal Amount	Value

Biotechnology–6.36%
BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	$8,500,000	$9,551,875

Clovis Oncology, Inc., Conv., 2.50%, 09/15/2021	6,000,000	5,351,453

Exact Sciences Corp., Conv., 0.38%, 03/15/2027	14,600,000	18,488,727

Insmed, Inc., Conv., 1.75%, 01/15/2025	6,000,000	5,849,131

Medicines Co. (The), Conv., 2.50%, 01/15/2022	5,500,000	6,632,755

2.75%, 07/15/2023	3,800,000	3,819,679

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	11,000,000	14,486,964

Retrophin, Inc., Conv., 2.50%, 09/15/2025	2,000,000	1,801,780

Sarepta Therapeutics, Inc, Conv., 1.50%, 11/15/2024	3,400,000	7,576,712

		73,559,076

Broadcasting–1.44%
IAC FinanceCo, Inc., Conv., 0.88%, 10/01/2022(b)	11,000,000	16,627,362

Cable & Satellite–2.99%
DISH Network Corp., Conv., 3.38%, 08/15/2026	8,600,000	8,382,283

Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(b)	4,525,000	4,578,366

Liberty Media Corp., Conv., 2.25%, 12/01/2021(b)(c)	13,800,000	15,821,900

Liberty Formula One, Conv., 1.00%, 01/30/2023	4,900,000	5,780,831

		34,563,380

Casinos & Gaming–0.40%
Caesars Entertainment Corp., Conv., 5.00%, 10/01/2024	2,700,000	4,628,274

Communications Equipment–1.64%
Lumentum Holdings, Inc., Conv., 0.25%, 03/15/2024	4,100,000	4,834,666

Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	12,123,000	14,072,447

		18,907,113

Construction Machinery & Heavy Trucks–0.51%
Meritor, Inc., Conv., 3.25%, 10/15/2025(c)	5,603,000	5,853,865

Data Processing &Outsourced Services–2.84%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(b)(c)	12,495,000	15,196,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5 Invesco Convertible Securities Fund

	Principal Amount	Value

Data Processing & Outsourced Services–(continued)
Square, Inc., Conv., 0.50%, 05/15/2023	$14,721,000	$17,640,860

		32,836,906

Education Services–0.74%
Chegg, Inc., Conv., 0.13%, 03/15/2025(b)	8,450,000	8,522,767

Electric Utilities–1.09%
NextEra Energy, Inc., Series I, Conv. Investment Units, 6.12%, 09/01/2019	193,900	12,589,927

Gas Utilities–0.65%
South Jersey Industries Inc., Conv. Investment Units, 7.25%, 04/15/2021	140,600	7,486,950

Health Care Equipment–5.15%
CONMED Corp., Conv., 2.63%, 02/01/2024(b)	5,242,000	6,052,338

DexCom, Inc., Conv., 0.75%, 12/01/2023(b)	10,800,000	12,694,345

Insulet Corp., Conv., 1.38%, 11/15/2024	13,000,000	18,517,295

NuVasive, Inc., Conv., 2.25%, 03/15/2021	7,000,000	7,966,875

Wright Medical Group, Inc., Conv., 1.63%, 06/15/2023	12,940,000	14,258,262

		59,489,115

Health Care Technology–1.37%
Tabula Rasa HealthCare, Inc., Conv., 1.75%, 02/15/2026(b)	5,640,000	5,660,475

Teladoc Health, Inc., Conv., 1.38%, 05/15/2025	6,875,000	10,229,615

		15,890,090

Independent Power Producers & Energy Traders–0.82%
NRG Energy, Inc., Conv., 2.75%, 09/01/2025(c)	8,825,000	9,447,878

Industrial Machinery–0.96%
Fortive Corp., Conv., 0.88%, 02/15/2022(b)	10,660,000	11,049,498

Interactive Media & Services–1.60%
Twitter, Inc.,
Conv., 1.00%, 09/15/2021	8,805,000	8,449,219

0.25%, 06/15/2024	5,000,000	4,894,298

Zillow Group, Inc., Conv., 2.00%, 12/01/2021	4,525,000	5,131,973

		18,475,490

Internet & Direct Marketing Retail–3.73%
Booking Holdings, Inc., Conv.,
0.35%, 06/15/2020	5,000,000	7,211,177

0.90%, 09/15/2021	6,000,000	6,878,385

	Principal Amount	Value

Internet & Direct Marketing Retail–(continued)
Ctrip.com International, Ltd. (China), Conv., 1.99%, 07/01/2020(c)	$9,600,000	$10,542,373

Liberty Expedia Holdings, Inc., Conv., 1.00%, 07/05/2022(b)(c)	2,300,000	2,301,795

MercadoLibre, Inc. (Argentina), Conv., 2.00%, 08/15/2028(b)	6,350,000	9,797,615

Wayfair, Inc., Conv., 0.38%, 09/01/2022	4,200,000	6,367,883

		43,099,228

Internet Services & Infrastructure–4.18%
Akamai Technologies, Inc., Conv., 0.13%, 05/01/2025	7,600,000	8,157,096

IAC Financeco 2, Inc., Conv., 0.88%, 06/15/2026(b)	4,932,000	4,979,420

Okta, Inc., Conv., 0.25%, 02/15/2023	6,250,000	16,210,071

Twilio, Inc., Conv., 0.25%, 06/01/2023	5,450,000	10,944,980

Wix.com Ltd. (Israel), Conv., 0.00%, 07/01/2023(b)(d)	6,587,000	8,069,075

		48,360,642

IT Consulting &Other Services–0.36%
KBR, Inc., Conv., 2.50%, 11/01/2023(b)	3,630,000	4,226,050

Life Sciences Tools & Services–1.19%
Illumina, Inc., Conv., 0.00%, 08/15/2023(b)(d)	11,840,000	13,721,960

Multi-line Insurance–1.50%
AXA S.A. (France), Conv., 7.25%, 05/15/2021(b)	16,841,000	17,328,968

Multi-Utilities–0.57%
DTE Energy Co., Series C, Conv. Investment Units, 6.50%, 10/01/2019	117,800	6,620,360

Oil & Gas Equipment & Services–0.21%
Oil States International, Inc., Conv., 1.50%, 02/15/2023	2,770,000	2,477,509

Oil & Gas Storage & Transportation–0.53%
Cheniere Energy, Inc., Conv., 4.25%, 03/15/2045	7,832,000	6,172,399

Pharmaceuticals–0.99%
Horizon Pharma Investment Ltd., Conv., 2.50%, 03/15/2022	7,500,000	8,337,923

Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	3,000,000	3,064,287

		11,402,210

Semiconductors–6.83%
Advanced Micro Devices, Inc., Conv., 2.13%, 09/01/2026	1,000,000	3,878,125

Cree, Inc., Conv., 0.88%, 09/01/2023(b)	9,700,000	11,251,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6 Invesco Convertible Securities Fund

	Principal Amount	Value

Semiconductors–(continued)
Inphi Corp., Conv., 0.75%, 09/01/2021	$8,000,000	$8,889,853

Intel Corp., Conv., 3.25%, 08/01/2039	2,308,000	5,435,017

Microchip Technology, Inc., Conv., 1.63%, 02/15/2025	2,482,000	4,386,527

1.63%, 02/15/2027	10,375,000	12,248,725

NXP Semiconductors N.V. (Netherlands), Conv., 1.00%, 12/01/2019	14,294,000	15,097,754

ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	7,700,000	9,478,646

Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	6,688,000	8,336,668

		79,002,665

Specialty Chemicals–1.04%
International Flavors & Fragrances, Inc., Conv. Amortizing Notes, 6.00%, 09/15/2021	223,432	12,025,110

Systems Software–4.11%
Palo Alto Networks, Inc., Conv., 0.75%, 07/01/2023(b)	16,600,000	17,572,313

Rapid7, Inc., Conv., 1.25%, 08/01/2023(b)	3,670,000	5,619,683

ServiceNow, Inc., Conv., 0.00%, 06/01/2022(d)	11,700,000	24,287,064

		47,479,060

Technology Hardware, Storage & Peripherals–0.88%
Pure Storage, Inc., Conv., 0.13%, 04/15/2023	4,000,000	3,850,000

Western Digital Corp., Conv., 1.50%, 02/01/2024(b)	7,000,000	6,303,715

		10,153,715

Total U.S. Dollar Denominated Bonds & Notes (Cost $763,411,583)		893,974,179

	Shares
Preferred Stocks–19.76%
Diversified Banks–4.45%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	19,300	26,479,600

Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	18,300	24,964,860

		51,444,460

Electric Utilities–1.05%
American Electric Power Co., Inc., $3.06 Conv. Pfd.	227,488	12,172,883

Health Care Equipment–2.67%
Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.	190,100	11,769,091

	Shares	Value

Health Care Equipment–(continued)
Danaher Corp., Series A, $47.50 Conv. Pfd.	17,300	$19,110,445

		30,879,536

Industrial Machinery–2.87%
Fortive Corp., Series A, $50.00 Conv. Pfd.	6,703	6,869,972

Rexnord Corp., Series A, $2.88 Conv. Pfd.	199,300	12,227,055

Stanley Black & Decker, Inc., Series C, $5.38 Conv. Investment Units	139,100	14,067,183

		33,164,210

Life Sciences Tools & Services–1.26%
Avantor, Inc., Series A, $3.13 Conv. Pfd.	220,012	14,549,394

Multi-line Insurance–1.12%
Assurant, Inc., Series D, $6.50 Conv. Pfd.	116,100	12,940,506

Multi-Utilities–3.08%
CenterPoint Energy, Inc., Series B, $3.50 Conv. Pfd.	248,742	12,491,823

Dominion Energy, Inc., Series A, $88.69 Conv. Pfd.(e)	123,605	12,800,534

Sempra Energy, Series A, $6.00 Conv. Pfd.	92,900	10,357,421

		35,649,778

Other Diversified Financial Services–0.71%
2017 Mandatory Exchangeable Trust, $5.19 Conv. Pfd.(b)	51,500	8,215,347

Specialized REIT–1.48%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	14,204	17,071,077

Water Utilities–1.07%
Aqua America, Inc., $42.41 Conv. Pfd.	216,700	12,347,566

Total Preferred Stocks (Cost $202,374,884)		228,434,757

Money Market Funds–2.78%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(f)	12,799,911	12,799,911

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(f)	9,140,407	9,144,064

Invesco Treasury Portfolio, Institutional Class, 2.22%(f)	10,123,516	10,123,516

Total Money Market Funds (Cost $32,065,880)		32,067,491

TOTAL INVESTMENTS IN SECURITIES-99.88% (Cost $997,852,347)		1,154,476,427

OTHER ASSETS LESS LIABILITIES-0.12%		1,411,265

NET ASSETS-100.00%		$1,155,887,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Convertible Securities Fund

Investment Abbreviations:

Conv.	- Convertible
Pfd.	- Preferred
REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $279,177,512, which represented 24.15% of the Fund’s Net Assets.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Each corporate unit consists of purchase contract for issuer’s common stock & 1/40th undivided beneficial ownership interest in the issuer’s Series A, 1.50% Subordinated notes due 2020.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2019

Information Technology	39.74%
Health Care	18.99
Financials	8.59
Utilities	8.33
Communication Services	7.50
Industrials	5.82
Consumer Discretionary	4.87
Other Sectors, Each Less than 2% of Net Assets	3.26
Money Market Funds Plus Other Assets Less Liabilities	2.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Convertible Securities Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $965,786,467)	$1,122,408,936

Investments in affiliated money market funds, at value (Cost $32,065,880)	32,067,491

Receivable for:
Fund shares sold	509,655

Dividends	1,168,632

Interest	2,237,980

Investments sold	3,777,984

Investment for trustee deferred compensation and retirement plans	123,433

Other assets	67,784

Total assets	1,162,361,895

Liabilities:
Payable for:
Investments purchased	4,547,333

Fund shares reacquired	1,278,650

Accrued fees to affiliates	458,196

Accrued trustees’ and officers’ fees and benefits	769

Accrued other operating expenses	4,635

Trustee deferred compensation and retirement plans	184,620

Total liabilities	6,474,203

Net assets applicable to shares outstanding	$1,155,887,692

Net assets consist of:
Shares of beneficial interest	$985,302,036

Distributable earnings	170,585,656

$1,155,887,692

Net Assets:

Class A	$467,747,321

Class C	$73,036,072

Class Y	$566,733,678

Class R5	$1,286,282

Class R6	$47,084,339

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	18,944,475

Class C	2,973,700

Class Y	22,928,589

Class R5	52,079

Class R6	1,906,113

Class A:
Net asset value per share	$24.69

Maximum offering price per share (Net asset value of $24.69 ÷ 94.50%)	$26.13

Class C:
Net asset value and offering price per share	$24.56

Class Y:
Net asset value and offering price per share	$24.72

Class R5:
Net asset value and offering price per share	$24.70

Class R6:
Net asset value and offering price per share	$24.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Convertible Securities Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:

Interest	$6,530,134

Dividends	4,971,476

Dividends from affiliated money market funds	366,233

Total investment income	11,867,843

Expenses:

Advisory fees	2,860,906

Administrative services fees	81,588

Distribution fees:
Class A	513,009

Class C	361,310

Transfer agent fees – A, C and Y	785,439

Transfer agent fees – R5	599

Transfer agent fees – R6	6,305

Trustees’ and officers’ fees and benefits	21,605

Registration and filing fees	59,178

Other	(42,644)

Total expenses	4,647,295

Less: Fees waived and/or expense offset arrangement(s)	(23,140)

Net expenses	4,624,155

Net investment income	7,243,688

Realized and unrealized gain from:

Net realized gain from Investment securities	26,151,887

Change in net unrealized appreciation of Investment securities	141,183,815

Net realized and unrealized gain	167,335,702

Net increase in net assets resulting from operations	$174,579,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018

Operations:

Net investment income	$7,243,688	$14,566,457

Net realized gain	26,151,887	92,055,526

Change in net unrealized appreciation (depreciation)	141,183,815	(125,630,618)

Net increase (decrease) in net assets resulting from operations	174,579,390	(19,008,635)

Distributions to shareholders from distributable earnings:

Class A	(3,404,541)	(47,566,755)

Class C	(270,762)	(8,896,685)

Class Y	(4,940,947)	(71,907,188)

Class R5	(10,883)	(130,753)

Class R6	(440,648)	(6,055,787)

Total distributions from distributable earnings	(9,067,781)	(134,557,168)

Share transactions–net:

Class A	(2,638,552)	(197,392,735)

Class B	–	(830,801)

Class C	(19,603,482)	(2,904,343)

Class Y	(101,008,899)	75,493,290

Class R5	39,133	(387,350)

Class R6	(7,767,455)	19,185,249

Net increase (decrease) in net assets resulting from share transactions	(130,979,255)	(106,836,690)

Net increase (decrease) in net assets	34,532,354	(260,402,493)

Net assets:

Beginning of period	1,121,355,338	1,381,757,831

End of period	$1,155,887,692	$1,121,355,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Convertible Securities Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/19	$21.42	$0.14	$3.31	$3.45	$(0.18)	$–	$(0.18)	$24.69	16.11	%(d)	$467,747	0.89	%(d)(e)	0.89	%(d)(e)	1.16	%(d)(e)	24%
Year ended 12/31/18	24.41	0.28	(0.62)	(0.34)	(0.57)	(2.08)	(2.65)	21.42	(1.71	)(f)	407,548	0.90	(f)	0.90	(f)	1.09	(f)	62
Year ended 12/31/17	23.10	0.33	2.04	2.37	(1.01)	(0.05)	(1.06)	24.41	10.42	(g)	653,121	0.93	(g)	0.93	(g)	1.36	(g)	39
Year ended 12/31/16	22.62	0.39	0.90	1.29	(0.81)	–	(0.81)	23.10	5.82	(h)	785,526	0.88	(h)	0.89	(h)	1.74	(h)	42
Year ended 12/31/15	23.88	0.30	(1.00)	(0.70)	(0.56)	–	(0.56)	22.62	(3.02	)(i)	755,534	0.86	(i)	0.87	(i)	1.26	(i)	45
Year ended 12/31/14	24.17	0.32	0.63	0.95	(0.52)	(0.72)	(1.24)	23.88	3.95	(j)	980,513	0.84	(j)	0.85	(j)	1.29	(j)	56
Class C
Six months ended 06/30/19	21.31	0.05	3.29	3.34	(0.09)	–	(0.09)	24.56	15.67	(d)	73,036	1.62	(d)(e)	1.62	(d)(e)	0.43	(d)(e)	24
Year ended 12/31/18	24.30	0.08	(0.62)	(0.54)	(0.37)	(2.08)	(2.45)	21.31	(2.48	)(f)	81,529	1.66	(f)	1.66	(f)	0.33	(f)	62
Year ended 12/31/17	23.00	0.15	2.03	2.18	(0.83)	(0.05)	(0.88)	24.30	9.57	(g)	95,218	1.69	(g)	1.69	(g)	0.60	(g)	39
Year ended 12/31/16	22.52	0.22	0.90	1.12	(0.64)	–	(0.64)	23.00	5.07	(h)	130,934	1.61	(h)	1.62	(h)	1.01	(h)	42
Year ended 12/31/15	23.77	0.14	(0.99)	(0.85)	(0.40)	–	(0.40)	22.52	(3.67	)(i)	187,743	1.54	(i)	1.55	(i)	0.58	(i)	45
Year ended 12/31/14	24.04	0.16	0.62	0.78	(0.33)	(0.72)	(1.05)	23.77	3.30	(j)	232,065	1.48	(j)	1.49	(j)	0.65	(j)	56
Class Y
Six months ended 06/30/19	21.44	0.16	3.33	3.49	(0.21)	–	(0.21)	24.72	16.28		566,734	0.66	(e)	0.66	(e)	1.39	(e)	24
Year ended 12/31/18	24.44	0.33	(0.62)	(0.29)	(0.63)	(2.08)	(2.71)	21.44	(1.51)		583,289	0.66		0.66		1.33		62
Year ended 12/31/17	23.13	0.39	2.04	2.43	(1.07)	(0.05)	(1.12)	24.44	10.68		594,284	0.69		0.69		1.60		39
Year ended 12/31/16	22.65	0.44	0.90	1.34	(0.86)	–	(0.86)	23.13	6.07		569,345	0.64		0.65		1.98		42
Year ended 12/31/15	23.91	0.36	(1.00)	(0.64)	(0.62)	–	(0.62)	22.65	(2.78)		1,107,497	0.62		0.63		1.50		45
Year ended 12/31/14	24.20	0.38	0.63	1.01	(0.58)	(0.72)	(1.30)	23.91	4.20		1,043,554	0.60		0.61		1.53		56
Class R5
Six months ended 06/30/19	21.43	0.17	3.31	3.48	(0.21)	–	(0.21)	24.70	16.26		1,286	0.62	(e)	0.62	(e)	1.43	(e)	24
Year ended 12/31/18	24.43	0.34	(0.62)	(0.28)	(0.64)	(2.08)	(2.72)	21.43	(1.49)		1,081	0.64		0.64		1.35		62
Year ended 12/31/17	23.11	0.39	2.06	2.45	(1.08)	(0.05)	(1.13)	24.43	10.78		1,585	0.64		0.64		1.65		39
Year ended 12/31/16	22.63	0.45	0.90	1.35	(0.87)	–	(0.87)	23.11	6.10		5,225	0.62		0.63		2.00		42
Year ended 12/31/15	23.89	0.37	(1.00)	(0.63)	(0.63)	–	(0.63)	22.63	(2.75)		3,912	0.57		0.58		1.55		45
Year ended 12/31/14	24.18	0.40	0.63	1.03	(0.60)	(0.72)	(1.32)	23.89	4.28		6,615	0.53		0.54		1.60		56
Class R6
Six months ended 06/30/19	21.43	0.18	3.31	3.49	(0.22)	–	(0.22)	24.70	16.30		47,084	0.54	(e)	0.54	(e)	1.51	(e)	24
Year ended 12/31/18	24.43	0.36	(0.62)	(0.26)	(0.66)	(2.08)	(2.74)	21.43	(1.41)		47,908	0.56		0.56		1.43		62
Year ended 12/31/17	23.12	0.42	2.04	2.46	(1.10)	(0.05)	(1.15)	24.43	10.82		36,751	0.57		0.57		1.72		39
Year ended 12/31/16	22.64	0.47	0.90	1.37	(0.89)	–	(0.89)	23.12	6.21		13,880	0.52		0.53		2.10		42
Year ended 12/31/15	23.90	0.39	(1.00)	(0.61)	(0.65)	–	(0.65)	22.64	(2.66)		16,731	0.49		0.50		1.63		45
Year ended 12/31/14	24.18	0.41	0.64	1.05	(0.61)	(0.72)	(1.33)	23.90	4.35		16,598	0.49		0.50		1.64		56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% and 0.96% for Class A and Class C shares, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $453,630, $75,893, $585,566 , $1,210 and $48,994 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.97% for Class A and Class C shares, respectively.

(i)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.92% for Class A and Class C shares, respectively.

(j)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.88% for Class A and Class C shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Convertible Securities Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

13 Invesco Convertible Securities Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

14 Invesco Convertible Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 750 million	0.52%
Next $250 million	0.47%
Next $500 million	0.42%
Next $500 million	0.395%
Next $1 billion	0.37%
Over $3 billion	0.345%

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $20,232.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $34,218 in front-end sales commissions from the sale of Class A shares and $2,988 and $1,071 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

15 Invesco Convertible Securities Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$893,974,179	$–	$893,974,179

Preferred Stocks	220,219,410	8,215,347	–	228,434,757

Money Market Funds	32,067,491	–	–	32,067,491

Total Investments	$252,286,901	$902,189,526	$–	$1,154,476,427

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,908.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $274,043,926 and $416,488,711, respectively. Cost of

16 Invesco Convertible Securities Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$155,953,945

Aggregate unrealized (depreciation) of investments	(5,394,007)

Net unrealized appreciation of investments	$150,559,938

Cost of investments for tax purposes is $1,003,916,489.

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:

Class A	1,018,204	$23,730,920	2,184,081	$55,050,397

Class C	122,861	2,873,700	585,356	14,619,366

Class Y	3,370,545	79,027,365	9,160,760	230,034,534

Class R5	2,819	67,114	6,031	150,443

Class R6	134,146	3,163,300	1,322,798	33,372,723

Issued as reinvestment of dividends:

Class A	112,254	2,738,759	1,811,167	40,633,721

Class C	9,053	219,692	344,323	7,623,378

Class Y	142,255	3,471,497	2,302,445	51,520,150

Class R5	441	10,765	5,136	115,942

Class R6	10,955	267,456	149,656	3,341,726

Conversion of Class B shares to Class A shares:(b)

Class A	–	–	26,580	677,001

Class B	–	–	(26,518)	(677,001)

Automatic conversion of Class C shares to Class A shares:

Class A	541,565	12,388,864	–	–

Class C	(544,672)	(12,388,864)	–	–

Reacquired:

Class A	(1,754,955)	(41,497,095)	(11,745,539)	(293,753,854)

Class B(c)	–	–	(6,101)	(153,800)

Class C	(439,987)	(10,308,010)	(1,021,805)	(25,147,087)

Class Y	(7,786,464)	(183,507,761)	(8,575,507)	(206,061,394)

Class R5	(1,621)	(38,746)	(25,601)	(653,735)

Class R6	(474,626)	(11,198,211)	(741,238)	(17,529,200)

Net increase (decrease) in share activity	(5,537,227)	$(130,979,255)	(4,243,976)	$(106,836,690)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

17 Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,161.10	$4.77	$1,020.38	$4.46	0.89%
Class C	1,000.00	1,156.70	8.66	1,016.76	8.10	1.62
Class Y	1,000.00	1,162.80	3.54	1,021.52	3.31	0.66
Class R5	1,000.00	1,162.60	3.32	1,021.72	3.11	0.62
Class R6	1,000.00	1,163.00	2.90	1,022.12	2.71	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18 Invesco Convertible Securities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Convertible Securities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Convertible Securities Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s underweight and overweight exposure to and security selection in certain sectors impacted performance. The Trustees

19                         Invesco Convertible Securities Fund

also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’

or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                         Invesco Convertible Securities Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Global Low Volatility Equity Yield Fund
Nasdaq:
A: GTNDX ∎ C: GNDCX ∎ R: GTNRX ∎ Y: GTNYX ∎ R5: GNDIX ∎ R6: GNDSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.68%
Class C Shares	10.32
Class R Shares	10.53
Class Y Shares	10.79
Class R5 Shares	10.90
Class R6 Shares	10.90
MSCI World Index▼ (Broad Market Index)	16.98
Custom Invesco Global Low Volatility Equity Yield Index∎ (Style-Specific Index)	17.24
Lipper Global Equity Income Funds Index◆ (Peer Group Index)	13.41
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ◆Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Low Volatility Equity Yield Index is composed of the MSCI World Index (Net) through February 23, 2017 and the MSCI World 100% Hedged to USD Index thereafter.

The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.

The MSCI World 100% Hedged to USD IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is 100% hedged to the USD and is computed using the net return, which withholds applicable taxes for non-residents investors.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (9/15/97)	5.26%
10 Years	7.08
5 Years	-1.46
1 Year	-8.66

Class C Shares
Inception (1/2/98)	5.47%
10 Years	6.88
5 Years	-1.09
1 Year	-5.02

Class R Shares
Inception (10/31/05)	3.63%
10 Years	7.42
5 Years	-0.60
1 Year	-3.59

Class Y Shares
Inception (10/3/08)	5.82%
10 Years	7.94
5 Years	-0.10
1 Year	-3.11

Class R5 Shares
Inception (4/30/04)	5.33%
10 Years	8.20
5 Years	0.04
1 Year	-2.96

Class R6 Shares
10 Years	7.78%
5 Years	-0.16
1 Year	-2.96

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.59%, 2.34%, 1.84%, 1.34%, 1.21% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Global Low Volatility Equity Yield Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

June 30, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-97.55%
Australia-13.10%
BHP Group Ltd.	44,616	$1,292,466

Fortescue Metals Group Ltd.	55,713	354,636

Magellan Financial Group Ltd.	17,331	622,018

Metcash Ltd.	136,324	246,423

Newcrest Mining Ltd.	32,907	739,603

OceanaGold Corp.	84,108	229,931

Qantas Airways Ltd.	289,205	1,097,574

Regis Resources Ltd.	305,231	1,134,898

Rio Tinto Ltd.	18,908	1,379,699

St Barbara Ltd.	347,544	717,501

Telstra Corp. Ltd.	461,702	1,248,938

Whitehaven Coal Ltd.	346,886	896,214

Woolworths Group Ltd.	48,556	1,134,600

		11,094,501

Canada-13.80%
B2Gold Corp.(a)	126,020	383,001

Bank of Montreal	4,661	352,080

Capital Power Corp.	50,305	1,158,181

CGI, Inc.(a)	15,961	1,227,104

Emera, Inc.	26,658	1,089,282

Empire Co. Ltd., Class A	47,836	1,204,712

Gildan Activewear, Inc.	33,917	1,312,599

Hydro One Ltd., REGS(b)	52,472	915,170

Kirkland Lake Gold Ltd.	28,306	1,219,522

Northland Power, Inc.	22,426	436,687

Quebecor, Inc., Class B	51,323	1,222,377

TFI International, Inc.	38,711	1,171,484

		11,692,199

China-0.85%
Yangzijiang Shipbuilding Holdings Ltd.	638,400	723,816

Denmark-1.45%
Carlsberg A/S, Class B	9,232	1,224,168

Finland-0.63%
Valmet OYJ	21,378	533,578

France-3.26%
Kering S.A.	464	274,477

Peugeot S.A.	50,183	1,236,803

Sanofi	14,455	1,250,486

		2,761,766

Germany-1.80%
Fielmann AG	4,368	317,010
Merck KGaA	11,568	1,210,404

		1,527,414

	Shares	Value

Hong Kong-4.96%
CK Asset Holdings Ltd.	137,000	$1,069,463

CLP Holdings Ltd.	37,500	413,169

HKT Trust & HKT Ltd.	124,000	196,881

Kerry Properties Ltd.	207,500	871,866

NWS Holdings Ltd	539,000	1,109,044

Swire Pacific Ltd., Class A	44,000	541,388

		4,201,811

Israel-0.22%
Teva Pharmaceutical Industries Ltd.(a)	19,784	183,149

Italy-0.61%
Enel S.p.A.	73,372	512,668

Japan-5.10%
Dai Nippon Printing Co., Ltd.	28,500	610,816

Japan Post Holdings Co. Ltd.	46,900	531,371

Konica Minolta, Inc.	69,300	675,398

Mitsui & Co., Ltd.	79,000	1,288,535

Sekisui House Ltd.	52,500	866,414

Toppan Printing Co. Ltd.	23,200	351,479

		4,324,013

Jordan-0.98%
Hikma Pharmaceuticals PLC	37,846	830,029

Netherlands-2.11%
Koninklijke Ahold Delhaize N.V.	22,366	503,026

Wolters Kluwer N.V.	17,638	1,284,091

		1,787,117

New Zealand-1.14%
Contact Energy Ltd.	179,123	963,186

Portugal-0.22%
NOS, SGPS S.A.	27,957	183,721

Puerto Rico-1.34%
Popular, Inc.	20,999	1,138,986

Russia-1.22%
Evraz PLC	121,836	1,032,949

Singapore-0.54%
ComfortDelGro Corp. Ltd.	233,800	459,749

Sweden-4.37%
Hennes & Mauritz AB, Class B	34,858	618,641

Loomis AB, Class B	38,461	1,322,076

Sandvik AB	78,968	1,450,920

Swedish Match AB	7,296	308,360

		3,699,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Low Volatility Equity Yield Fund

	Shares	Value

Switzerland-1.30%
Roche Holding AG	3,917	$1,102,112

United Kingdom-10.97%
Auto Trader Group PLC, REGS(b)	140,430	978,708

Barratt Developments PLC	46,028	335,109

Bovis Homes Group PLC	63,246	831,350

Dialog Semiconductor PLC(a)	35,111	1,416,420

Drax Group PLC	58,676	193,912

GlaxoSmithKline PLC	24,317	486,767

Greene King PLC	51,460	404,470

Greggs PLC	14,120	412,098

Imperial Brands PLC	7,923	186,034

Next PLC	18,525	1,300,160

PageGroup PLC	182,436	1,191,632

Persimmon PLC	34,871	884,409

Tate & Lyle PLC	72,131	676,401

		9,297,470

United States-27.58%
AbbVie, Inc.	14,414	1,048,186

Amgen, Inc.	6,856	1,263,424

Bed Bath & Beyond, Inc.	12,948	150,456

Biogen, Inc.(a)	3,642	851,755

Brinker International, Inc.	27,630	1,087,240

BRP, Inc.	31,458	1,124,229

CoreCivic, Inc.	22,574	468,636

Domtar Corp.	26,438	1,177,284

EastGroup Properties, Inc.	3,119	361,742

Entergy Corp.	11,988	1,233,925

EPR Properties	13,681	1,020,466

	Shares	Value

United States-(continued)
FirstEnergy Corp.	28,378	$1,214,862

Foot Locker, Inc.	7,872	329,994

Gaming and Leisure Properties, Inc.	32,603	1,270,865

Gilead Sciences, Inc.	17,456	1,179,327

Lamar Advertising Co., Class A	14,701	1,186,518

Macquarie Infrastructure Corp.	23,363	947,136

Navient Corp.	69,118	943,461

Newmont Goldcorp Corp.	35,049	1,348,335

Outfront Media, Inc.	32,119	828,349

Retail Properties of America, Inc., Class A	53,719	631,735

Starbucks Corp.	16,566	1,388,728

TEGNA, Inc.	65,535	992,855

Xerox Corp.	37,238	1,318,598

		23,368,106

Total Common Stocks & Other Equity Interests (Cost $80,531,309)		82,642,505

Money Market Funds-2.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	688,679	688,679

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	491,696	491,893

Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	687,298	687,298

Total Money Market Funds (Cost $1,867,822)		1,867,870

TOTAL INVESTMENTS IN SECURITIES-99.76% (Cost $82,399,131)		84,510,375

OTHER ASSETS LESS LIABILITIES-0.24%		204,768

NET ASSETS-100.00%		$84,715,143

Investment Abbreviations:

REGS - Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $1,893,878, which represented 2.24% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Low Volatility Equity Yield Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2019

Industrials	15.98%

Consumer Discretionary	15.19

Materials	13.00

Health Care	11.10

Real Estate	9.74

Utilities	9.61

Consumer Staples	6.48

Communication Services	5.68

Information Technology	5.48

Financials	4.23

Other Sectors, Each Less than 2% of Net Assets	1.07

Money Market Funds Plus Other Assets Less Liabilities	2.44

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	7	September-2019	$1,030,470	$16,678	$16,678
EURO STOXX 50 Index	7	September-2019	275,883	8,039	8,039
FTSE 100 Index	2	September-2019	187,165	114	114
Tokyo Stock Price Index	1	September-2019	143,858	2,968	2,968
Total Futures Contracts				$27,799	$27,799

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
07/12/2019	State Street Bank and Trust Co.	GBP	7,410,000	USD	9,436,998	$21,859
07/12/2019	State Street Bank and Trust Co.	USD	903,194	NOK	7,779,127	9,038
07/12/2019	State Street Bank and Trust Co.	USD	252,830	CHF	250,000	3,510
Subtotal-Appreciation						34,407

Currency Risk
07/12/2019	State Street Bank and Trust Co.	AUD	14,480,000	USD	10,060,709	(108,522)
07/12/2019	State Street Bank and Trust Co.	CAD	15,520,000	USD	11,714,021	(140,286)
07/12/2019	State Street Bank and Trust Co.	CHF	1,300,000	USD	1,314,144	(18,827)
07/12/2019	State Street Bank and Trust Co.	DKK	7,900,000	USD	1,199,982	(4,591)
07/12/2019	State Street Bank and Trust Co.	EUR	7,200,000	USD	8,167,687	(26,343)
07/12/2019	State Street Bank and Trust Co.	JPY	447,000,000	USD	4,125,345	(23,980)
07/12/2019	State Street Bank and Trust Co.	NOK	7,900,000	USD	914,846	(11,560)
07/12/2019	State Street Bank and Trust Co.	NZD	1,325,000	USD	872,689	(17,653)
07/12/2019	State Street Bank and Trust Co.	SEK	32,200,000	USD	3,418,214	(51,966)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Low Volatility Equity Yield Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

07/12/2019	State Street Bank and Trust Co.	SGD	1,500,000	USD	1,099,218	$ (9,654)

Subtotal–Depreciation						(413,382)

Total Forward Foreign Currency Contracts						$(378,975)

Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound Sterling

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $80,531,309)	$82,642,505

Investments in affiliated money market funds, at value (Cost $1,867,822)	1,867,870

Other investments:
Variation margin receivable – futures contracts	104,447

Unrealized appreciation on forward foreign currency contracts outstanding	34,407

Foreign currencies, at value (Cost $374,152)	376,452

Receivable for:
Fund shares sold	27,092

Dividends	237,879

Investment for trustee deferred compensation and retirement plans	87,334

Other assets	36,846

Total assets	85,414,832

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	413,382

Payable for:
Fund shares reacquired	64,684

Accrued fees to affiliates	53,032

Accrued trustees’ and officers’ fees and benefits	451

Accrued other operating expenses	72,942

Trustee deferred compensation and retirement plans	95,198

Total liabilities	699,689

Net assets applicable to shares outstanding	$84,715,143

Net assets consist of:
Shares of beneficial interest	$90,050,088

Distributable earnings	(5,334,945)

$84,715,143

Net Assets:
Class A	$75,264,568
Class C	$3,220,113
Class R	$1,807,112
Class Y	$2,378,018
Class R5	$569,150
Class R6	$1,476,182

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,607,525
Class C	253,840
Class R	134,438
Class Y	176,748
Class R5	41,915
Class R6	108,696
Class A:
Net asset value per share	$13.42

Maximum offering price per share
(Net asset value of $13.42 ÷ 94.50%)	$14.20
Class C:
Net asset value and offering price per share	$12.69
Class R:
Net asset value and offering price per share	$13.44
Class Y:
Net asset value and offering price per share	$13.45
Class R5:
Net asset value and offering price per share	$13.58
Class R6:
Net asset value and offering price per share	$13.58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $119,692)	$1,862,966

Dividends from affiliated money market funds	23,647

Total investment income	1,886,613

Expenses:
Advisory fees	342,060

Administrative services fees	6,038

Custodian fees	4,801

Distribution fees:
Class A	94,225

Class C	21,894

Class R	3,389

Transfer agent fees – A, C, R and Y	105,815

Transfer agent fees – R5	272

Transfer agent fees – R6	760

Trustees’ and officers’ fees and benefits	12,014

Registration and filing fees	39,393

Reports to shareholders	20,697

Professional services fees	32,621

Other	9,105

Total expenses	693,084

Less: Fees waived and/or expense offset arrangement(s)	(2,948)

Net expenses	690,136

Net investment income	1,196,477

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,489,721)

Foreign currencies	(200,779)

Forward foreign currency contracts	1,682,870

Futures contracts	217,217

(1,790,413)

Change in net unrealized appreciation (depreciation) of:
Investment securities	10,538,703

Foreign currencies	2,628

Forward foreign currency contracts	(1,347,229)

Futures contracts	51,105

9,245,207

Net realized and unrealized gain	7,454,794

Net increase in net assets resulting from operations	$8,651,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018
Operations:
Net investment income	$1,196,477	$1,996,760

Net realized gain (loss)	(1,790,413)	3,076,358

Change in net unrealized appreciation (depreciation)	9,245,207	(15,052,895)

Net increase (decrease) in net assets resulting from operations	8,651,271	(9,979,777)

Distributions to shareholders from distributable earnings:
Class A	(660,009)	(1,418,653)

Class C	(18,121)	(80,495)

Class R	(12,025)	(20,813)

Class Y	(23,208)	(75,781)

Class R5	(6,143)	(12,590)

Class R6	(16,700)	(35,730)

Total distributions from distributable earnings	(736,206)	(1,644,062)

Share transactions–net:
Class A	(1,681,494)	(8,678,388)

Class B	-	(530,278)

Class C	(4,080,529)	(1,429,829)

Class R	411,198	(76,095)

Class Y	(9,193)	(2,104,172)

Class R5	18,375	(481,714)

Class R6	(150,374)	1,728,977

Net increase (decrease) in net assets resulting from share transactions	(5,492,017)	(11,571,499)

Net increase (decrease) in net assets	2,423,048	(23,195,338)

Net assets:
Beginning of period	82,292,095	105,487,433

End of period	$84,715,143	$82,292,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Low Volatility Equity Yield Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/19	$12.23	$0.18		$1.13	$1.31	$(0.12)	$13.42	10.68%	$75,265	1.59	%(d)	1.59	%(d)	2.82	%(d)	48%
Year ended 12/31/18	13.89	0.28	(e)	(1.70)	(1.42)	(0.24)	12.23	(10.39)	70,104	1.59		1.59		2.07	(e)	111
Year ended 12/31/17	12.37	0.38		1.55	1.93	(0.41)	13.89	15.77	88,550	1.65		1.65		2.83		78
Year ended 12/31/16	12.40	0.40		0.02	0.42	(0.45)	12.37	3.34	92,154	1.49		1.52		3.14		83
Year ended 12/31/15	13.89	0.48		(1.44)	(0.96)	(0.53)	12.40	(7.02)	108,429	1.48		1.52		3.60		94
Year ended 12/31/14	14.44	0.53		(0.55)	(0.02)	(0.53)	13.89	(0.33)	140,461	1.45		1.46		3.55		64
Class C
Six months ended 06/30/19	11.56	0.13		1.06	1.19	(0.06)	12.69	10.32	3,220	2.34	(d)	2.34	(d)	2.07	(d)	48
Year ended 12/31/18	13.13	0.17	(e)	(1.61)	(1.44)	(0.13)	11.56	(11.08)	6,782	2.34		2.34		1.32	(e)	111
Year ended 12/31/17	11.69	0.26		1.47	1.73	(0.29)	13.13	14.93	9,163	2.40		2.40		2.08		78
Year ended 12/31/16	11.72	0.28		0.02	0.30	(0.33)	11.69	2.56	10,283	2.24		2.27		2.39		83
Year ended 12/31/15	13.13	0.36		(1.37)	(1.01)	(0.40)	11.72	(7.74)	12,900	2.23		2.27		2.85		94
Year ended 12/31/14	13.66	0.40		(0.52)	(0.12)	(0.41)	13.13	(1.06)	18,936	2.20		2.21		2.80		64
Class R
Six months ended 06/30/19	12.25	0.17		1.12	1.29	(0.10)	13.44	10.53	1,807	1.84	(d)	1.84	(d)	2.57	(d)	48
Year ended 12/31/18	13.91	0.25	(e)	(1.71)	(1.46)	(0.20)	12.25	(10.60)	1,253	1.84		1.84		1.82	(e)	111
Year ended 12/31/17	12.38	0.35		1.56	1.91	(0.38)	13.91	15.55	1,496	1.90		1.90		2.58		78
Year ended 12/31/16	12.42	0.37		0.01	0.38	(0.42)	12.38	3.00	1,398	1.74		1.77		2.89		83
Year ended 12/31/15	13.91	0.44		(1.44)	(1.00)	(0.49)	12.42	(7.24)	1,388	1.73		1.77		3.35		94
Year ended 12/31/14	14.46	0.49		(0.55)	(0.06)	(0.49)	13.91	(0.58)	1,627	1.70		1.71		3.30		64
Class Y
Six months ended 06/30/19	12.26	0.20		1.12	1.32	(0.13)	13.45	10.79	2,378	1.34	(d)	1.34	(d)	3.07	(d)	48
Year ended 12/31/18	13.93	0.32	(e)	(1.72)	(1.40)	(0.27)	12.26	(10.21)	2,168	1.34		1.34		2.32	(e)	111
Year ended 12/31/17	12.39	0.41		1.58	1.99	(0.45)	13.93	16.20	4,714	1.40		1.40		3.08		78
Year ended 12/31/16	12.42	0.43		0.02	0.45	(0.48)	12.39	3.60	3,339	1.24		1.27		3.39		83
Year ended 12/31/15	13.92	0.52		(1.46)	(0.94)	(0.56)	12.42	(6.90)	4,257	1.23		1.27		3.85		94
Year ended 12/31/14	14.49	0.57		(0.55)	0.02	(0.59)	13.92	(0.04)	10,067	1.20		1.21		3.80		64
Class R5
Six months ended 06/30/19	12.38	0.21		1.14	1.35	(0.15)	13.58	10.90	569	1.19	(d)	1.19	(d)	3.22	(d)	48
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	12.38	(10.05)	502	1.21		1.21		2.45	(e)	111
Year ended 12/31/17	12.52	0.44		1.57	2.01	(0.47)	14.06	16.27	1,042	1.24		1.24		3.24		78
Year ended 12/31/16	12.56	0.45		0.02	0.47	(0.51)	12.52	3.67	1,004	1.10		1.10		3.53		83
Year ended 12/31/15	14.08	0.56		(1.49)	(0.93)	(0.59)	12.56	(6.66)	2,004	1.05		1.05		4.03		94
Year ended 12/31/14	14.63	0.61		(0.55)	0.06	(0.61)	14.08	0.21	13,373	0.97		0.98		4.03		64
Class R6
Six months ended 06/30/19	12.38	0.21		1.14	1.35	(0.15)	13.58	10.90	1,476	1.19	(d)	1.19	(d)	3.22	(d)	48
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	12.38	(10.03)	1,483	1.20		1.20		2.46	(e)	111
Year ended 12/31/17(f)	13.27	0.34		0.81	1.15	(0.36)	14.06	8.72	11	1.20	(g)	1.20	(g)	3.28	(g)	78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $76,005, $4,415, $1,366, $2,354, $550 and $1,534 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.23 and 1.73%, $0.12 and 0.98%, $0.20 and 1.48%, $0.27 and 1.98%, $0.29 and 2.11% and $0.29 and 2.12% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Low Volatility Equity Yield Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

13                         Invesco Global Low Volatility Equity Yield Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

14                         Invesco Global Low Volatility Equity Yield Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities.

When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense

15                         Invesco Global Low Volatility Equity Yield Fund

reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,026.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $2,494 in front-end sales commissions from the sale of Class A shares and $6 and $35 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco Global Low Volatility Equity Yield Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$229,931	$10,864,570	$–	$11,094,501

Canada	11,692,199	–	–	11,692,199

China	–	723,816	–	723,816

Denmark	–	1,224,168	–	1,224,168

Finland	–	533,578	–	533,578

France	–	2,761,766	–	2,761,766

Germany	–	1,527,414	–	1,527,414

Hong Kong	–	4,201,811	–	4,201,811

Israel	–	183,149	–	183,149

Italy	–	512,668	–	512,668

Japan	–	4,324,013	–	4,324,013

Jordan	–	830,029	–	830,029

Netherlands	–	1,787,117	–	1,787,117

New Zealand	–	963,186	–	963,186

Portugal	–	183,721	–	183,721

Puerto Rico	1,138,986	–	–	1,138,986

Russia	–	1,032,949	–	1,032,949

Singapore	–	459,749	–	459,749

Sweden	–	3,699,997	–	3,699,997

Switzerland	–	1,102,112	–	1,102,112

United Kingdom	–	9,297,470	–	9,297,470

United States	23,368,106	–	–	23,368,106

Money Market Funds	1,867,870	–	–	1,867,870

Total Investments in Securities	38,297,092	46,213,283	–	84,510,375

Other Investments - Assets*

Forward Foreign Currency Contracts	–	34,407	–	34,407

Futures Contracts	27,799	–	–	27,799

	27,799	34,407	–	62,206

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(413,382)	–	(413,382)

Total Other Investments	27,799	(378,975)	–	(351,176)

Total Investments	$38,324,891	$45,834,308	$–	$84,159,199

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

17                         Invesco Global Low Volatility Equity Yield Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$27,799	$27,799

Unrealized appreciation on forward foreign currency contracts outstanding	34,407	-	34,407

Total Derivative Assets	34,407	27,799	62,206

Derivatives not subject to master netting agreements	-	(27,799)	(27,799)

Total Derivative Assets subject to master netting agreements	$34,407	$-	$34,407

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on forward foreign currency contracts outstanding	$(413,382)	$-	$(413,382)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(413,382)	$-	$(413,382)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

State Street Bank and Trust Co.	$34,407	$(413,382)	$(378,975)	$-	$-	$(378,975)

Effect of Derivative Investments for the six months ended June 30, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total

Realized Gain:
Forward foreign currency contracts	$1,682,870	$-	$1,682,870

Futures contracts	-	217,217	217,217

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,347,229)	-	(1,347,229)

Futures contracts	-	51,105	51,105

Total	$335,641	$268,322	$603,963

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$53,946,618	$1,782,231

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,922.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the

18                         Invesco Global Low Volatility Equity Yield Fund

Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,987,960	$—	$4,987,960

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $39,537,995 and $43,930,556, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 6,579,320

Aggregate unrealized (depreciation) of investments	(5,774,345)

Net unrealized appreciation of investments	$ 804,975

Cost of investments for tax purposes is $83,354,224.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	138,370	$1,820,626	403,855	$5,442,681

Class C	14,128	177,995	57,196	742,014

Class R	53,972	697,342	26,675	351,446

Class Y	38,041	490,387	283,127	4,053,457

Class R5	1,216	16,173	3,362	47,151

Class R6	11,669	155,583	153,241	2,199,060

19                         Invesco Global Low Volatility Equity Yield Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	45,303	$606,229	99,269	$1,329,711

Class C	1,323	16,732	5,997	75,797

Class R	896	12,025	1,554	20,799

Class Y	1,500	20,118	5,022	68,596

Class R5	454	6,143	931	12,590

Class R6	1,145	15,496	2,511	34,042

Conversion of Class B shares to Class A shares:(b)
Class A	–	–	35,086	505,937

Class B	–	–	(37,092)	(505,937)

Automatic conversion of Class C shares to Class A shares:
Class A	237,965	3,087,512	-	-

Class C	(251,766)	(3,087,512)	-	-

Reacquired:
Class A	(544,744)	(7,195,861)	(1,180,587)	(15,956,717)

Class B(c)	–	–	(1,798)	(24,341)

Class C	(96,312)	(1,187,744)	(174,373)	(2,247,640)

Class R	(22,666)	(298,169)	(33,498)	(448,340)

Class Y	(39,611)	(519,698)	(449,837)	(6,226,225)

Class R5	(305)	(3,941)	(37,853)	(541,455)

Class R6	(23,904)	(321,453)	(36,724)	(504,125)

Net increase (decrease) in share activity	(433,326)	$(5,492,017)	(873,936)	$(11,571,499)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

20                         Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,106.80	$ 8.31	$1,016.91	$ 7.95	1.59%
Class C	1,000.00	1,103.20	12.20	1,013.19	11.68	2.34
Class R	1,000.00	1,105.30	9.60	1,015.67	9.20	1.84
Class Y	1,000.00	1,107.90	7.00	1,018.15	6.71	1.34
Class R5	1,000.00	1,109.00	6.22	1,018.89	5.96	1.19
Class R6	1,000.00	1,109.00	6.22	1,018.89	5.96	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Global Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Low Volatility Equity Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation component of the Fund’s multi-factor model investment process detracted from the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

22                         Invesco Global Low Volatility Equity Yield Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                         Invesco Global Low Volatility Equity Yield Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	GLVEY-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.07%
Class C Shares	9.75
Class R Shares	10.03
Class Y Shares	10.20
Class R5 Shares	10.20
Class R6 Shares	10.20
S&P 500 Index▼ (Broad Market Index)	18.54
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	10.54
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	8.87

Source(s):▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦Lipper Inc.

  The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Income Allocation Index is composed of the following: the S&P 500 Index, MSCI EAFE Index, FTSE NAREIT Equity REITs Index and Bloomberg Barclays U.S. Universal Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

  The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

  The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US real estate investment trusts.

  The Bloomberg Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated taxable bonds that are rated investment grade or below investment grade.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Income Allocation Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	5.10%
10 Years	6.91
5 Years	3.23
1 Year	1.41

Class C Shares
Inception (10/31/05)	4.95%
10 Years	6.71
5 Years	3.65
1 Year	5.64

Class R Shares
Inception (10/31/05)	5.27%
10 Years	7.25
5 Years	4.15
1 Year	7.18

Class Y Shares
Inception (10/3/08)	6.84%
10 Years	7.78
5 Years	4.67
1 Year	7.62

Class R5 Shares
Inception (10/31/05)	5.80%
10 Years	7.78
5 Years	4.67
1 Year	7.62

Class R6 Shares
10 Years	7.56%
5 Years	4.51
1 Year	7.62

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56%, and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.26%, 0.76%, 0.74%, and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

3                         Invesco Income Allocation Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance,

holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Income Allocation Fund

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–100.30%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Domestic Equity Funds–20.88%

Invesco Dividend Income Fund, Class R6	8.41%	$54,952,874	$1,508,007	$(16,647,059)	$4,327,870	$1,273,176	$844,245	2,009,507	$45,414,868

Invesco Russell Top 200 Pure Value ETF	–%	30,067,272	–	(34,928,395)	(5,916,739)	10,777,862	172,695	–	–

Invesco S&P 500® Enhanced Value ETF	5.99%	–	32,866,496	(173,319)	(329,708)	(102)	177,897	926,786	32,363,367

Invesco S&P 500® High Dividend Low Volatility ETF	2.48%	–	13,563,414	–	(159,717)	–	94,198	318,302	13,403,697

Invesco S&P High Income Infrastructure ETF	4.00%	20,110,878	313,397	(1,551,397)	2,766,257	(72,504)	562,015	807,739	21,566,631

Total Domestic Equity Funds		105,131,024	48,251,314	(53,300,170)	687,963	11,978,432	1,851,050		112,748,563
Fixed Income Funds–68.31%

Invesco Core Plus Bond Fund, Class R6	14.55%	72,378,414	4,005,004	(2,139,868)	4,402,093	(61,187)	1,438,086	7,236,138	78,584,456

Invesco Corporate Bond Fund, Class R6	3.79%	18,600,424	852,413	(591,639)	1,586,385	(5,638)	440,648	2,766,163	20,441,945

Invesco Emerging Markets Sovereign Debt ETF	3.51%	17,447,557	181,650	(388,804)	1,719,490	14,669	467,816	653,394	18,974,562

Invesco Floating Rate Fund, Class R6	8.66%	43,377,322	2,723,370	(530,710)	1,241,652	(30,239)	1,180,811	6,304,770	46,781,395

Invesco High Yield Fund, Class R6	6.68%	33,561,990	1,400,188	(1,000,704)	2,193,141	(83,728)	1,034,240	8,840,904	36,070,887

Invesco Multi-Asset Income Fund, Class R6	9.99%	49,947,305	1,621,282	(2,259,089)	4,609,274	(3,156)	1,389,000	5,015,406	53,915,616

Invesco Quality Income Fund, Class R5	11.74%	58,861,884	4,182,538	(1,048,839)	1,459,033	(70,112)	1,259,517	5,380,688	63,384,504

Invesco Taxable Municipal Bond ETF	3.48%	17,481,769	884,939	(673,510)	1,044,620	23,688	375,846	596,740	18,761,506

Invesco Variable Rate Preferred ETF	5.91%	30,031,531	156,553	(1,041,221)	2,794,278	(43,331)	893,426	1,279,495	31,897,810

Total Fixed Income Funds		341,688,196	16,007,937	(9,674,384)	21,049,966	(259,034)	8,479,390		368,812,681
Foreign Equity Fund–5.45%

Invesco S&P International Developed Low Volatility ETF	5.45%	27,759,346	42,113	(2,030,473)	3,577,188	50,415	477,586	868,496	29,398,589
Real Estate Funds–4.94%

Invesco Global Real Estate Income Fund, Class R6	4.94%	24,855,037	647,390	(1,565,319)	2,662,375	88,284	482,921	2,851,257	26,687,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Income Allocation Fund

Invesco Income Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–100.30%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–0.72%

Invesco Government & Agency Portfolio, Institutional Class, 2.26%(b)	0.25%	$884,184	$15,187,141	$(14,699,396)	$–	$–	$8,843	1,371,929	$1,371,929

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(b)	0.18%	564,877	10,847,959	(10,449,704)	10	178	6,255	962,935	963,320

Invesco Treasury Portfolio, Institutional Class, 2.22%(b)	0.29%	1,010,495	17,356,733	(16,799,310)	–	–	10,026	1,567,918	1,567,918

Total Money Market Funds		2,459,556	43,391,833	(41,948,410)	10	178	25,124		3,903,167

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $518,874,783)	100.30%	$501,893,159	$108,340,587	$(108,518,756)	$27,977,502	$11,858,275	$11,316,071		$541,550,767

OTHER ASSETS LESS LIABILITIES	(0.30)%								(1,619,693)
NET ASSETS	100.00%								$539,931,074

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Portfolio Composition*

By fund type, based on total investments

Fixed Income Funds	68.10%
Equity Funds	26.25
Alternative Funds	4.93
Money Market Funds	0.72

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $518,874,783)	$541,550,767
Receivable for:
Fund expenses absorbed	26,127
Fund shares sold	454,855
Dividends - affiliated underlying funds	862,300
Investment for trustee deferred compensation and retirement plans	52,167
Other assets	34,892
Total assets	542,981,108
Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	2,070,332
Fund shares reacquired	596,654
Accrued fees to affiliates	262,299
Accrued trustees’ and officers’ fees and benefits	618
Accrued other operating expenses	61,712
Trustee deferred compensation and retirement plans	58,419
Total liabilities	3,050,034
Net assets applicable to shares outstanding	$539,931,074

Net assets consist of:
Shares of beneficial interest	$511,115,028
Distributable earnings	28,816,046
$539,931,074

Net Assets:
Class A	$388,307,751
Class C	$73,564,203
Class R	$7,844,058
Class Y	$68,071,035
Class R5	$1,976,432
Class R6	$167,595

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	33,469,100
Class C	6,333,023
Class R	675,730
Class Y	5,867,900
Class R5	170,338
Class R6	14,443
Class A:
Net asset value per share	$11.60
Maximum offering price per share (Net Asset Value of $11.60 ÷ 94.50%)	$12.28
Class C:
Net asset value and offering price per share	$11.62
Class R:
Net asset value and offering price per share	$11.61
Class Y:
Net asset value and offering price per share	$11.60
Class R5:
Net asset value and offering price per share	$11.60
Class R6:
Net asset value and offering price per share	$11.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Income Allocation Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends from affiliated underlying funds	$11,316,071

Expenses:
Administrative services fees	36,931
Custodian fees	2,523
Distribution fees:
Class A	461,398
Class C	389,786
Class R	22,246
Transfer agent fees – A, C, R and Y	332,834
Transfer agent fees – R5	961
Transfer agent fees – R6	58
Trustees’ and officers’ fees and benefits	15,383
Registration and filing fees	48,802
Reports to shareholders	24,349
Professional services fees	24,783
Other	6,676
Total expenses	1,366,730
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(493,301)
Net expenses	873,429
Net investment income	10,442,642

Realized and unrealized gain from:
Net realized gain on sales of affiliated underlying fund shares	11,858,275
Change in net unrealized appreciation of affiliated underlying fund shares	27,977,502
Net realized and unrealized gain	39,835,777
Net increase in net assets resulting from operations	$50,278,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018
Operations:
Net investment income	$10,442,642	$21,139,646
Net realized gain (loss)	11,858,275	(153,797)
Change in net unrealized appreciation (depreciation)	27,977,502	(46,955,269)
Net increase (decrease) in net assets resulting from operations	50,278,419	(25,969,420)

Distributions to shareholders from distributable earnings:
Class A	(8,071,598)	(13,454,513)
Class B	–	(1,783)
Class C	(1,433,414)	(3,868,695)
Class R	(181,029)	(316,508)
Class Y	(1,510,743)	(2,482,157)
Class R5	(44,742)	(80,579)
Class R6	(3,663)	(3,649)
Total distributions from distributable earnings	(11,245,189)	(20,207,884)

Share transactions–net:
Class A	37,437,012	(38,364,980)
Class B	–	(868,342)
Class C	(43,367,954)	(26,119,082)
Class R	(1,410,769)	2,329,535
Class Y	6,324,436	(14,658,553)
Class R5	27,954	(133,061)
Class R6	11,281	142,007
Net increase (decrease) in net assets resulting from share transactions	(978,040)	(77,672,476)
Net increase (decrease) in net assets	38,055,190	(123,849,780)

Net assets:
Beginning of period	501,875,884	625,725,664
End of period	$539,931,074	$501,875,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Income Allocation Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$10.76	$0.23	$0.86	$1.09	$(0.25)	$–	$(0.25)	$11.60	10.17%	$388,308	0.25	%(e)	0.44	%(e)	4.08	%(e)	12%
Year ended 12/31/18	11.70	0.44	(0.96)	(0.52)	(0.42)	–	(0.42)	10.76	(4.53)	323,945	0.25		0.45		3.86		20
Year ended 12/31/17	11.21	0.38	0.50	0.88	(0.39)	–	(0.39)	11.70	7.99	391,850	0.25		0.46		3.32		8
Year ended 12/31/16	10.66	0.40	0.56	0.96	(0.36)	(0.05)	(0.41)	11.21	9.15	372,141	0.25		0.46		3.64		38
Year ended 12/31/15	11.18	0.37	(0.48)	(0.11)	(0.40)	(0.01)	(0.41)	10.66	(1.08)	282,690	0.25		0.48		3.37		1
Year ended 12/31/14	10.69	0.38	0.51	0.89	(0.40)	–	(0.40)	11.18	8.44	199,834	0.25		0.52		3.42		4
Class C
Six months ended 06/30/19	10.78	0.19	0.85	1.04	(0.20)	–	(0.20)	11.62	9.75	73,564	1.00	(e)	1.19	(e)	3.33	(e)	12
Year ended 12/31/18	11.71	0.35	(0.94)	(0.59)	(0.34)	–	(0.34)	10.78	(5.15)	110,370	1.00		1.20		3.11		20
Year ended 12/31/17	11.22	0.30	0.50	0.80	(0.31)	–	(0.31)	11.71	7.18	147,051	1.00		1.21		2.57		8
Year ended 12/31/16	10.67	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.22	8.33	125,281	1.00		1.21		2.89		38
Year ended 12/31/15	11.19	0.29	(0.49)	(0.20)	(0.31)	(0.01)	(0.32)	10.67	(1.81)	101,367	1.00		1.23		2.62		1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	–	(0.32)	11.19	7.63	68,771	1.00		1.27		2.67		4
Class R
Six months ended 06/30/19	10.77	0.22	0.85	1.07	(0.23)	–	(0.23)	11.61	10.03	7,844	0.50	(e)	0.69	(e)	3.83	(e)	12
Year ended 12/31/18	11.70	0.40	(0.94)	(0.54)	(0.39)	–	(0.39)	10.77	(4.68)	8,601	0.50		0.70		3.61		20
Year ended 12/31/17	11.22	0.35	0.49	0.84	(0.36)	–	(0.36)	11.70	7.63	6,949	0.50		0.71		3.07		8
Year ended 12/31/16	10.67	0.37	0.56	0.93	(0.33)	(0.05)	(0.38)	11.22	8.87	5,016	0.50		0.71		3.39		38
Year ended 12/31/15	11.19	0.35	(0.49)	(0.14)	(0.37)	(0.01)	(0.38)	10.67	(1.32)	3,058	0.50		0.73		3.12		1
Year ended 12/31/14	10.69	0.35	0.52	0.87	(0.37)	–	(0.37)	11.19	8.26	3,073	0.50		0.77		3.17		4
Class Y
Six months ended 06/30/19	10.76	0.24	0.86	1.10	(0.26)	–	(0.26)	11.60	10.31	68,071	0.00	(e)	0.19	(e)	4.33	(e)	12
Year ended 12/31/18	11.70	0.47	(0.96)	(0.49)	(0.45)	–	(0.45)	10.76	(4.29)	57,009	0.00		0.20		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	–	(0.42)	11.70	8.26	76,898	0.00		0.21		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	35,002	0.00		0.21		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	14,578	0.00		0.23		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	–	(0.43)	11.18	8.71	14,031	0.00		0.27		3.67		4
Class R5
Six months ended 06/30/19	10.77	0.24	0.85	1.09	(0.26)	–	(0.26)	11.60	10.20	1,976	0.00	(e)	0.16	(e)	4.33	(e)	12
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	1,807	0.00		0.18		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	–	(0.42)	11.70	8.26	2,105	0.00		0.20		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	825	0.00		0.18		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	850	0.00		0.20		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	–	(0.43)	11.18	8.71	882	0.00		0.23		3.67		4
Class R6
Six months ended 06/30/19	10.77	0.24	0.85	1.09	(0.26)	–	(0.26)	11.60	10.20	168	0.00	(e)	0.13	(e)	4.33	(e)	12
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	145	0.00		0.15		4.11		20
Year ended 12/31/17(f)	11.42	0.31	0.28	0.59	(0.31)	–	(0.31)	11.70	5.25	10	0.00	(g)	0.17	(g)	3.57	(g)	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.56%, 0.54%, 0.58%, 0.62% and 0.62% for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $372,523, $78,688, $8,980, $65,274, $1,948 and $159 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Income Allocation Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing

11                         Invesco Income Allocation Fund

service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

12                         Invesco Income Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.25%, 1.00%, 0.50%, 0.00%, 0.00% and 0.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $159,449 and reimbursed class level expenses of $234,938, $49,626, $5,664, $41,166, $961 and $58 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $40,585 in front-end sales commissions from the sale of Class A shares and $1,493 and $1,743 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

13                         Invesco Income Allocation Fund

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,439.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$224,456	$–	$224,456

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $64,948,754 and $66,570,346, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

14                         Invesco Income Allocation Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$18,128,809
Aggregate unrealized (depreciation) of investments	(3,119,822)
Net unrealized appreciation of investments	$15,008,987
Cost of investments for tax purposes is $526,541,780.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	2,184,458	$24,817,139	5,126,386	$57,935,823
Class B(b)	–	–	51	597
Class C	693,041	7,864,415	1,856,781	21,078,153
Class R	63,262	719,391	453,989	5,148,004
Class Y	1,500,816	16,849,074	2,301,691	25,833,499
Class R5	9,172	103,884	17,136	194,096
Class R6	1,219	13,854	12,281	138,757

Issued as reinvestment of dividends:
Class A	604,127	6,862,273	1,040,434	11,706,748
Class B(b)	–	–	140	1,639
Class C	103,550	1,173,894	288,956	3,255,835
Class R	15,943	181,027	28,139	316,327
Class Y	103,491	1,174,967	154,019	1,734,143
Class R5	3,914	44,444	7,118	80,066
Class R6	302	3,435	292	3,250

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	66,673	785,413
Class B	–	–	(66,560)	(785,413)

Automatic conversion of Class C shares to Class A shares:
Class A	3,710,570	41,135,973	–	–
Class C	(3,707,197)	(41,135,973)	–	–

Reacquired:
Class A	(3,122,563)	(35,378,373)	(9,642,789)	(108,792,964)
Class B(b)	–	–	(7,231)	(85,165)
Class C	(997,610)	(11,270,290)	(4,463,243)	(50,453,070)
Class R	(202,062)	(2,311,187)	(277,314)	(3,134,796)
Class Y	(1,032,579)	(11,699,605)	(3,734,559)	(42,226,195)
Class R5	(10,549)	(120,374)	(36,393)	(407,223)
Class R6	(527)	(6,008)	–	–
Net increase (decrease) in share activity	(79,222)	$(978,040)	(6,874,003)	$(77,672,476)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,100.70	$1.30	$1,023.55	$1.25	0.25%
Class C	1,000.00	1,097.50	5.20	1,019.84	5.01	1.00
Class R	1,000.00	1,100.30	2.60	1,022.32	2.51	0.50
Class Y	1,000.00	1,102.00	0.00	1,024.79	0.00	0.00
Class R5	1,000.00	1,102.00	0.00	1,024.79	0.00	0.00
Class R6	1,000.00	1,102.00	0.00	1,024.79	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16                         Invesco Income Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that the Fund’s allocation to high dividend yielding equity underlying funds and the performance of certain underlying funds in which the Fund invests impacted Fund performance. The Trustees also reviewed more

17                         Invesco Income Allocation Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

18                         Invesco Income Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	INCAL-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco International Allocation Fund
Nasdaq:
A: AINAX ∎ C: INACX ∎ R: RINAX ∎ Y: AINYX ∎ R5: INAIX ∎ R6: INASX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.99%
Class C Shares	15.63
Class R Shares	15.97
Class Y Shares	16.28
Class R5 Shares	16.34
Class R6 Shares	16.34
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	13.60
Lipper International Multi-Cap Core Funds Index∎ (Peer Group Index)	13.73

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco International Allocation Fund

Average Annual Total Returns As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	3.74%
10 Years	5.77
5 Years	0.30
1 Year	-3.31

Class C Shares
Inception (10/31/05)	3.60%
10 Years	5.57
5 Years	0.70
1 Year	0.49

Class R Shares
Inception (10/31/05)	3.92%
10 Years	6.11
5 Years	1.21
1 Year	2.11

Class Y Shares
Inception (10/3/08)	5.17%
10 Years	6.63
5 Years	1.72
1 Year	2.61

Class R5 Shares
Inception (10/31/05)	4.54%
10 Years	6.78
5 Years	1.90
1 Year	2.78

Class R6 Shares
10 Years	6.49%
5 Years	1.69
1 Year	2.89

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.01% and 0.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.71%.

3 Invesco International Allocation Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4 Invesco International Allocation Fund

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers-100.44%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Foreign Equity Funds-99.81%
Invesco Developing Markets Fund, Class R6	4.92%	$5,866,527	$125,824	$(1,141,256)	$810,248	$197,380	$–	165,501	$5,858,723

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	19,691,021	22,758	(21,834,533)	(830,103)	2,950,857	84,660	–	–

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	–	10,489,667	–	(11,601,037)	(568,029)	1,679,399	17,015	–	–

Invesco FTSE RAFI Emerging Markets ETF	–	6,976,892	91,144	(7,721,991)	(1,371,640)	2,025,595	14,543	–	–

Invesco International Core Equity Fund, Class R6	5.99%	10,465,303	88,644	(4,967,676)	1,224,541	320,076	–	685,662	7,130,888

Invesco International Growth Fund, Class R6	14.74%	21,180,067	211,249	(7,736,442)	2,409,477	1,488,342	–	515,801	17,552,693

Invesco International Select Equity Fund, Class R6	14.83%	16,312,067	1,484,152	(3,228,760)	2,726,806	368,153	–	1,605,674	17,662,418

Invesco International Small Company Fund, Class R6	6.85%	8,243,873	73,429	(896,600)	427,354	306,284	–	498,431	8,154,340

Invesco Low Volatility Emerging Markets Fund, Class R6	3.96%	4,700,552	59,344	(308,208)	256,691	11,706	–	742,152	4,720,085

Invesco RAFITM Strategic Developed ex-US ETF	21.07%	–	24,119,733	(887,845)	1,882,695	(18,165)	140,890	927,436	25,096,418

Invesco RAFITM Strategic Developed ex-US Small Company ETF	9.79%	–	12,327,206	(388,862)	(272,566)	(8,455)	48,962	501,606	11,657,323

Invesco RAFITM Strategic Emerging Markets ETF	5.03%	–	6,004,583	–	(17,010)	–	53,191	226,802	5,987,573

Invesco S&P International Developed Low Volatility ETF	12.63%	12,670,750	2,877,380	(2,201,060)	1,362,325	329,889	233,733	444,292	15,039,284

Total Foreign Equity Funds		116,596,719	47,485,446	(62,914,270)	8,040,789	9,651,061	592,994		118,859,745

Money Market Funds-0.63%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(b)	0.22%	242,277	6,684,482	(6,665,925)	–	–	1,950	260,834	260,834

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(b)	0.15%	173,038	4,774,630	(4,761,377)	4	15	1,494	186,235	186,310

Invesco Treasury Portfolio, Institutional Class, 2.22%(b)	0.26%	299,386	7,639,408	(7,627,192)	–	–	2,462	311,602	311,602

Total Money Market Funds		714,701	19,098,520	(19,054,494)	4	15	5,906		758,746

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $116,849,227)	100.44%	$117,311,420	$66,583,966	$(81,968,764)	$8,040,793	$9,651,076	$598,900		$119,618,491

OTHER ASSETS LESS LIABILITIES	(0.44)%								(529,797)

NET ASSETS	100.00%								$119,088,694

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5 Invesco International Allocation Fund

Portfolio Composition**

June 30, 2019

(Unaudited)

Asset Class*	% of Total Investments as of June 30, 2019

Developing Markets	72.28%

Emerging Markets	26.23

Other Markets	1.49

*	Excluding money market funds.
**	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6 Invesco International Allocation Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $116,849,227)	$119,618,491

Receivable for:
Dividends - affiliated underlying funds	636

Fund shares sold	37,728

Investment for trustee deferred compensation and retirement plans	65,400

Other assets	26,302

Total assets	119,748,557

Liabilities:

Payable for:
Fund shares reacquired	466,521

Accrued fees to affiliates	74,495

Accrued trustees’ and officers’ fees and benefits	343

Accrued other operating expenses	45,462

Trustee deferred compensation and retirement plans	73,042

Total liabilities	659,863

Net assets applicable to shares outstanding	$119,088,694

Net assets consist of:

Shares of beneficial interest	$136,349,442

Distributable earnings	(17,260,748)

$119,088,694

Net Assets:

Class A	$96,898,386

Class C	$8,892,597

Class R	$3,351,006

Class Y	$8,514,397

Class R5	$37,785

Class R6	$1,394,523

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	8,294,614

Class C	760,459

Class R	286,663

Class Y	731,593

Class R5	3,235

Class R6	119,432

Class A:
Net asset value per share	$11.68

Maximum offering price per share (Net Asset Value of $11.68 ÷ 94.50%)	$12.36

Class C:
Net asset value and offering price per share	$11.69

Class R:
Net asset value and offering price per share	$11.69

Class Y:
Net asset value and offering price per share	$11.64

Class R5:
Net asset value and offering price per share	$11.68

Class R6:
Net asset value and offering price per share	$11.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco International Allocation Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:

Dividends from affiliated underlying funds	$598,900

Expenses:

Administrative services fees	8,365

Custodian fees	1,021

Distribution fees:
Class A	116,371

Class C	51,089

Class R	9,587

Transfer agent fees – A, C, R and Y	166,158

Transfer agent fees – R5	1,006

Transfer agent fees – R6	184

Trustees’ and officers’ fees and benefits	12,162

Registration and filing fees	41,125

Reports to shareholders	16,984

Professional services fees	12,286

Other	6,202

Total expenses	442,540

Less: Expense offset arrangement(s)	(2,256)

Net expenses	440,284

Net investment income	158,616

Realized and unrealized gain from:

Net realized gain on sales of affiliated underlying fund shares	9,651,076

Change in net unrealized appreciation of affiliated underlying fund shares	8,040,793

Net realized and unrealized gain	17,691,869

Net increase in net assets resulting from operations	$17,850,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco International Allocation Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018

Operations:

Net investment income	$158,616	$1,854,692

Net realized gain	9,651,076	10,725,932

Change in net unrealized appreciation (depreciation)	8,040,793	(37,018,146)

Net increase (decrease) in net assets resulting from operations	17,850,485	(24,437,522)

Distributions to shareholders from distributable earnings:

Class A	–	(1,190,490)

Class C	–	(71,051)

Class R	–	(39,720)

Class Y	–	(151,274)

Class R5	–	(130,690)

Class R6	–	(25,681)

Total distributions from distributable earnings	–	(1,608,906)

Share transactions-net:

Class A	1,710,387	(3,173,340)

Class B	–	(682,566)

Class C	(8,649,601)	(4,913,558)

Class R	(720,456)	(455,794)

Class Y	(1,167,083)	(8,319,304)

Class R5	(7,250,172)	25,277

Class R6	(47,615)	1,569,575

Net increase (decrease) in net assets resulting from share transactions	(16,124,540)	(15,949,710)

Net increase (decrease) in net assets	1,725,945	(41,996,138)

Net assets:

Beginning of period	117,362,749	159,358,887

End of period	$119,088,694	$117,362,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco International Allocation Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$10.07	$0.02	$1.59	$1.61	$–	$11.68	15.99%	$96,898	0.70	%(e)	0.70	%(e)	0.31	%(e)	40%
Year ended 12/31/18	12.21	0.16	(2.15)	(1.99)	(0.15)	10.07	(16.30)	81,716	0.69		0.69		1.33		10
Year ended 12/31/17	9.97	0.18	2.30	2.48	(0.24)	12.21	24.94	102,479	0.72		0.72		1.61		27
Year ended 12/31/16	9.54	0.15	0.42	0.57	(0.14)	9.97	6.03	100,698	0.70		0.70		1.56		47
Year ended 12/31/15	10.69	0.15	(1.16)	(1.01)	(0.14)	9.54	(9.48)	108,787	0.66		0.66		1.37		9
Year ended 12/31/14	11.07	0.16	(0.36)	(0.20)	(0.18)	10.69	(1.78)	128,452	0.63		0.63		1.46		12
Class C
Six months ended 06/30/19	10.11	(0.02)	1.60	1.58	–	11.69	15.63	8,893	1.45	(e)	1.45	(e)	(0.44	)(e)	40
Year ended 12/31/18	12.23	0.07	(2.14)	(2.07)	(0.05)	10.11	(16.96)	15,721	1.44		1.44		0.58		10
Year ended 12/31/17	9.99	0.10	2.29	2.39	(0.15)	12.23	23.98	24,297	1.47		1.47		0.86		27
Year ended 12/31/16	9.55	0.08	0.43	0.51	(0.07)	9.99	5.29	21,890	1.45		1.45		0.81		47
Year ended 12/31/15	10.69	0.07	(1.16)	(1.09)	(0.05)	9.55	(10.18)	23,659	1.41		1.41		0.62		9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	27,874	1.38		1.38		0.71		12
Class R
Six months ended 06/30/19	10.08	0.00	1.61	1.61	–	11.69	15.97	3,351	0.95	(e)	0.95	(e)	0.06	(e)	40
Year ended 12/31/18	12.22	0.13	(2.15)	(2.02)	(0.12)	10.08	(16.57)	3,538	0.94		0.94		1.08		10
Year ended 12/31/17	9.98	0.15	2.30	2.45	(0.21)	12.22	24.61	4,779	0.97		0.97		1.36		27
Year ended 12/31/16	9.55	0.13	0.42	0.55	(0.12)	9.98	5.75	4,361	0.95		0.95		1.31		47
Year ended 12/31/15	10.69	0.12	(1.15)	(1.03)	(0.11)	9.55	(9.65)	5,100	0.91		0.91		1.12		9
Year ended 12/31/14	11.07	0.14	(0.37)	(0.23)	(0.15)	10.69	(2.05)	6,260	0.88		0.88		1.21		12
Class Y
Six months ended 06/30/19	10.01	0.03	1.60	1.63	–	11.64	16.28	8,514	0.45	(e)	0.45	(e)	0.56	(e)	40
Year ended 12/31/18	12.16	0.18	(2.15)	(1.97)	(0.18)	10.01	(16.19)	8,434	0.44		0.44		1.58		10
Year ended 12/31/17	9.93	0.21	2.29	2.50	(0.27)	12.16	25.25	19,040	0.47		0.47		1.86		27
Year ended 12/31/16	9.50	0.18	0.42	0.60	(0.17)	9.93	6.34	6,889	0.45		0.45		1.81		47
Year ended 12/31/15	10.65	0.17	(1.15)	(0.98)	(0.17)	9.50	(9.25)	7,388	0.41		0.41		1.62		9
Year ended 12/31/14	11.03	0.19	(0.36)	(0.17)	(0.21)	10.65	(1.52)	7,345	0.38		0.38		1.71		12
Class R5
Six months ended 06/30/19	10.04	0.04	1.60	1.64	–	11.68	16.34	38	0.28	(e)	0.28	(e)	0.73	(e)	40
Year ended 12/31/18	12.19	0.20	(2.15)	(1.95)	(0.20)	10.04	(16.00)	6,711	0.30		0.30		1.72		10
Year ended 12/31/17	9.96	0.23	2.29	2.52	(0.29)	12.19	25.38	8,112	0.30		0.30		2.03		27
Year ended 12/31/16	9.53	0.20	0.42	0.62	(0.19)	9.96	6.52	6,212	0.26		0.26		2.00		47
Year ended 12/31/15	10.68	0.19	(1.15)	(0.96)	(0.19)	9.53	(9.04)	5,915	0.24		0.24		1.79		9
Year ended 12/31/14	11.07	0.23	(0.38)	(0.15)	(0.24)	10.68	(1.35)	42	0.17		0.17		1.92		12
Class R6
Six months ended 06/30/19	10.04	0.04	1.60	1.64	–	11.68	16.34	1,395	0.19	(e)	0.19	(e)	0.82	(e)	40
Year ended 12/31/18	12.19	0.21	(2.15)	(1.94)	(0.21)	10.04	(15.91)	1,242	0.21		0.21		1.81		10
Year ended 12/31/17(f)	10.74	0.19	1.56	1.75	(0.30)	12.19	16.38	12	0.21	(g)	0.21	(g)	2.12	(g)	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.71%, 0.71%, 0.73%, 0.77%, 0.81% and 0.88% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $93,868, $10,302, $3,867, $8,262, $1,799 and $1,359 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco International Allocation Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

11 Invesco International Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated

12 Invesco International Allocation Fund

Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $7,600 in front-end sales commissions from the sale of Class A shares and $490 and $470 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

13 Invesco International Allocation Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,256.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$22,945,211	$22,945,211

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $47,485,446 and $62,914,270, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,786,951

Aggregate unrealized (depreciation) of investments	(10,782,986)

Net unrealized appreciation (depreciation) of investments	$(4,996,035)

Cost of investments for tax purposes is $124,614,526.

14 Invesco International Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	335,513	$3,722,756	1,166,637	$13,586,360

Class B(b)	–	–	710	9,210

Class C	37,624	416,982	243,481	2,884,456

Class R	26,504	294,671	65,202	763,847

Class Y	104,594	1,155,884	325,010	3,768,446

Class R5	7,978	85,359	87,917	1,008,443

Class R6	22,294	247,232	169,526	2,112,680

Issued as reinvestment of dividends:
Class A	–	–	110,999	1,112,212

Class C	–	–	6,181	62,244

Class R	–	–	3,956	39,720

Class Y	–	–	11,774	117,392

Class R5	–	–	13,042	130,292

Class R6	–	–	2,415	24,132

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	50,891	664,121

Class B	–	–	(50,852)	(664,121)

Automatic conversion of Class C shares to Class A shares:
Class A	644,544	6,973,439	–	–

Class C	(641,665)	(6,973,439)	–	–

Reacquired:
Class A	(804,082)	(8,985,808)	(1,601,831)	(18,536,033)

Class B(b)	–	–	(2,133)	(27,655)

Class C	(190,005)	(2,093,144)	(681,120)	(7,860,258)

Class R	(90,742)	(1,015,127)	(109,282)	(1,259,361)

Class Y	(215,183)	(2,322,967)	(1,060,461)	(12,205,142)

Class R5	(673,109)	(7,335,531)	(97,819)	(1,113,458)

Class R6	(26,632)	(294,847)	(49,174)	(567,237)

Net increase (decrease) in share activity	(1,462,367)	$(16,124,540)	(1,394,931)	$(15,949,710)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15 Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,159.90	$3.75	$1,021.32	$3.51	0.70%
Class C	1,000.00	1,156.30	7.75	1,017.60	7.25	1.45
Class R	1,000.00	1,159.70	5.09	1,020.08	4.76	0.95
Class Y	1,000.00	1,162.80	2.41	1,022.56	2.26	0.45
Class R5	1,000.00	1,163.40	1.50	1,023.41	1.40	0.28
Class R6	1,000.00	1,163.40	1.02	1,023.85	0.95	0.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16 Invesco International Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper International Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board noted that the performance of certain underlying funds in which the Fund invests impacted Fund performance. The Trustees also reviewed more

17                         Invesco International Allocation Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group. The Board noted that the Fund’s total expense ratio (less indirect expenses) ranked third of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

18                         Invesco International Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	INTAL-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Mid Cap Core Equity Fund
Nasdaq:
A: GTAGX ∎ C: GTACX ∎ R: GTARX ∎ Y: GTAYX ∎ R5: GTAVX ∎ R6: GTAFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted,all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.80%
Class C Shares	15.35
Class R Shares	15.66
Class Y Shares	15.95
Class R5 Shares	16.02
Class R6 Shares	16.03
S&P 500 Index▼ (Broad Market Index)	18.54
Russell Midcap Index∎ (Style-Specific Index)	21.35
Lipper Mid-Cap Core Funds Index◆ (Peer Group Index)	18.93

Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com,where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                             Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (6/9/87)	9.84%
10 Years	8.44
5 Years	2.87
1 Year	-0.56
Class C Shares
Inception (5/3/99)	7.83%
10 Years	8.24
5 Years	3.25
1 Year	3.55
Class R Shares
Inception (6/3/02)	6.52%
10 Years	8.79
5 Years	3.78
1 Year	5.02
Class Y Shares
Inception (10/3/08)	7.69%
10 Years	9.33
5 Years	4.30
1 Year	5.48
Class R5 Shares
Inception (3/15/02)	7.01%
10 Years	9.47
5 Years	4.43
1 Year	5.62
Class R6 Shares
10 Years	9.39%
5 Years	4.50
1 Year	5.69

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.49%, 0.99%, 0.89% and 0.82%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.91% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

3                                     Invesco Mid Cap Core Equity Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                                     Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

June 30, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-93.62%

Aerospace & Defense-1.22%
L3 Technologies, Inc.	27,757	$6,805,184

Spirit AeroSystems Holdings, Inc., Class A	59,284	4,823,939

		11,629,123

Apparel, Accessories & Luxury Goods-0.60%
Samsonite International S.A.(b)(c)	2,495,100	5,738,285

Application Software-3.20%
ANSYS, Inc.(c)	40,693	8,334,740

Q2 Holdings, Inc.(c)	63,916	4,880,626

Synopsys, Inc.(c)	134,569	17,317,685

		30,533,051

Asset Management & Custody Banks-1.00%
St. James’s Place PLC (United Kingdom)	679,729	9,496,349

Auto Parts & Equipment-0.82%
Visteon Corp.(c)	132,708	7,774,035

Automotive Retail-0.74%
O’Reilly Automotive, Inc.(c)	18,991	7,013,756

Biotechnology-0.64%
Sarepta Therapeutics, Inc.(c)	18,627	2,830,372

Seattle Genetics, Inc.(c)	47,009	3,253,493

		6,083,865

Building Products-2.52%
Allegion PLC	109,838	12,142,591

Masco Corp.	301,795	11,842,436

		23,985,027

Commodity Chemicals-1.55%
Valvoline, Inc.	758,029	14,804,306

Communications Equipment-2.94%
Ciena Corp.(c)	259,235	10,662,336

Motorola Solutions, Inc.	104,137	17,362,762

		28,025,098

Construction Machinery & Heavy Trucks-1.01%
Wabtec Corp.	134,570	9,656,743

Consumer Finance-0.75%
Capital One Financial Corp.	78,920	7,161,201

Data Processing & Outsourced Services-3.20%
First Data Corp., Class A(c)	786,531	21,291,394

Pagseguro Digital Ltd., Class A (Brazil)(c)	235,218	9,166,446

		30,457,840

	Shares	Value
Diversified Chemicals-1.78%
Eastman Chemical Co.	217,352	$16,916,506

Electric Utilities-0.73%
PPL Corp.	224,985	6,976,785

Electronic Components-1.24%
Amphenol Corp., Class A	123,018	11,802,347

Electronic Equipment & Instruments-2.16%
Keysight Technologies, Inc.(c)	228,993	20,565,861

Electronic Manufacturing Services-0.92%
IPG Photonics Corp.(c)	57,051	8,800,117

Environmental & Facilities Services-3.05%
Republic Services, Inc.	221,725	19,210,254

Tetra Tech, Inc.	125,855	9,885,910

		29,096,164

Financial Exchanges & Data-1.08%
Moody’s Corp.	52,738	10,300,259

General Merchandise Stores-1.97%
Dollar General Corp.	138,911	18,775,211

Health Care Equipment-4.88%
Boston Scientific Corp.(c)	167,922	7,217,288

Globus Medical, Inc., Class A(c)	182,608	7,724,318

Hill-Rom Holdings, Inc.	121,127	12,672,307

Wright Medical Group N.V.(c)	475,277	14,172,760

Zimmer Biomet Holdings, Inc.	40,393	4,755,872

		46,542,545

Health Care Services-0.21%
Guardant Health, Inc.(c)	23,009	1,986,367

Health Care Supplies-1.14%
Alcon, Inc. (Switzerland)(c)	175,113	10,865,762

Homebuilding-0.75%
D.R. Horton, Inc.	165,462	7,136,376

Human Resource & Employment Services-0.76%
Korn Ferry	181,156	7,258,921

Industrial Machinery-7.98%
Fortive Corp.	127,035	10,355,893

Ingersoll-Rand PLC	91,128	11,543,184

ITT, Inc.	240,552	15,751,345

Lincoln Electric Holdings, Inc.	62,011	5,104,746

Nordson Corp.	61,896	8,746,524

Parker-Hannifin Corp.	79,031	13,436,060

Stanley Black & Decker, Inc.	77,145	11,155,938

		76,093,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Mid Cap Core Equity Fund

	Shares	Value

Industrial REITs-2.25%
Prologis, Inc.	267,869	$21,456,307

Insurance Brokers-0.32%
Arthur J. Gallagher & Co.	34,472	3,019,402

Interactive Home Entertainment-0.51%
Zynga, Inc., Class A(c)	791,965	4,854,745

IT Consulting & Other Services-1.53%
Amdocs Ltd.	76,502	4,750,009

EPAM Systems, Inc.(c)	56,607	9,798,672

		14,548,681

Life & Health Insurance-1.59%
Lincoln National Corp.	75,807	4,885,761
Torchmark Corp.	114,922	10,280,922

		15,166,683

Life Sciences Tools & Services-1.73%
Agilent Technologies, Inc.	221,407	16,532,461

Marine-1.07%
Kirby Corp.(c)	128,789	10,174,331

Multi-Utilities-2.61%
CMS Energy Corp.	307,430	17,803,271

Dominion Energy, Inc.	91,681	7,088,775

		24,892,046

Office REITs-0.74%
SL Green Realty Corp.	87,473	7,030,205

Oil & Gas Equipment & Services-1.75%
Apergy Corp.(c)	114,890	3,853,411

Cactus, Inc., Class A(c)	158,285	5,242,399

Core Laboratories N.V.(d)	145,678	7,616,046

		16,711,856

Oil & Gas Exploration & Production-2.99%
Concho Resources, Inc.	40,437	4,172,290

Continental Resources, Inc.(c)	110,742	4,661,131

Diamondback Energy, Inc.	91,585	9,980,017

Noble Energy, Inc.	432,059	9,678,121

		28,491,559

Packaged Foods & Meats-4.14%
Conagra Brands, Inc.	506,463	13,431,399

JM Smucker Co. (The)	99,833	11,499,763

McCormick & Co., Inc.	93,651	14,516,841

		39,448,003

Property & Casualty Insurance-2.34%
Fidelity National Financial, Inc.	116,645	4,700,794

Progressive Corp. (The)	219,770	17,566,216

		22,267,010

	Shares	Value

Railroads-2.04%
Canadian Pacific Railway Ltd. (Canada)	25,971	$6,109,418

Genesee & Wyoming, Inc., Class A(c)	133,622	13,362,200

		19,471,618

Regional Banks-3.14%
East West Bancorp, Inc.	320,604	14,994,649

Sterling Bancorp	231,910	4,935,045

SVB Financial Group(c)	44,412	9,974,491

		29,904,185

Restaurants-2.00%
Domino’s Pizza, Inc.	25,845	7,192,147

Wendy’s Co. (The)	604,985	11,845,606

		19,037,753

Semiconductor Equipment-3.56%
Entegris, Inc.	184,259	6,876,546

KLA-Tencor Corp.	120,189	14,206,339

Teradyne, Inc.	267,157	12,799,492

		33,882,377

Semiconductors-3.16%
Microchip Technology, Inc.	149,791	12,986,880

Xilinx, Inc.	145,370	17,142,030

		30,128,910

Specialized REITs-1.72%
Lamar Advertising Co., Class A	146,534	11,826,759

Outfront Media, Inc.	176,399	4,549,330

		16,376,089

Specialty Chemicals-1.24%
International Flavors & Fragrances, Inc.	81,753	11,861,543

Specialty Stores-0.96%
Ulta Beauty, Inc.(c)	26,287	9,118,697

Systems Software-1.39%
Symantec Corp.	607,672	13,222,943

Wireless Telecommunication Services-2.00%
T-Mobile US, Inc.(c)	257,508	19,091,643

Total Common Stocks & Other Equity Interests (Cost $686,248,891)		892,164,637

Money Market Funds-5.30%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(e)	15,451,561	15,451,561

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(e)	11,041,149	11,045,565

Invesco Treasury Portfolio, Institutional Class, 2.22%(e)	24,047,788	24,047,789

Total Money Market Funds (Cost $50,542,038)		50,544,915

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.92% (Cost $736,790,929)		942,709,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.74%

Invesco Government & Agency Portfolio, Institutional Class, 2.26%(e)(f)	5,291,336	$5,291,336

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(e)(f)	1,763,074	1,763,779

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,055,115)		7,055,115

TOTAL INVESTMENTS IN SECURITIES-99.66% (Cost $743,846,044)		949,764,667

OTHER ASSETS LESS LIABILITIES-0.34%		3,228,336

NET ASSETS-100.00%		$952,993,003

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2019 represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at June 30, 2019.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2019

Information Technology	23.30%
Industrials	19.65
Financials	10.22
Health Care	8.60
Consumer Discretionary	7.84
Energy	4.74
Real Estate	4.71
Materials	4.57
Consumer Staples	4.14
Utilities	3.34
Communication Services	2.51
Money Market Funds Plus Other Assets Less Liabilities	6.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $686,248,891)*	$892,164,637

Investments in affiliated money market funds, at value (Cost $57,597,153)	57,600,030

Cash	93,685

Foreign currencies, at value (Cost $594)	598

Receivable for:
Fund shares sold	304,830

Dividends	999,809

Investments sold	93,398,333

Investment for trustee deferred compensation and retirement plans	472,762

Other assets	47,750

Total assets	1,045,082,434

Liabilities:
Payable for:
Investments purchased	82,570,102

Fund shares reacquired	1,167,504

Collateral upon return of securities loaned	7,055,115

Accrued fees to affiliates	647,784

Accrued trustees’ and officers’ fees and benefits	664

Accrued other operating expenses	132,094

Trustee deferred compensation and retirement plans	516,168

Total liabilities	92,089,431

Net assets applicable to shares outstanding	$952,993,003

Net assets consist of:

Shares of beneficial interest	$708,768,324

Distributable earnings	244,224,679

$952,993,003

Net Assets:
Class A	$767,594,416

Class C	$34,652,227

Class R	$39,955,219

Class Y	$57,224,401

Class R5	$21,010,474

Class R6	$32,556,266

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	38,917,201

Class C	3,247,207

Class R	2,130,471

Class Y	2,840,929

Class R5	960,912

Class R6	1,489,387

Class A:
Net asset value per share	$19.72

Maximum offering price per share
(Net asset value of $19.72 ÷ 94.50%)	$20.87

Class C:
Net asset value and offering price per share	$10.67

Class R:
Net asset value and offering price per share	$18.75

Class Y:
Net asset value and offering price per share	$20.14

Class R5:
Net asset value and offering price per share	$21.87

Class R6:
Net asset value and offering price per share	$21.86

*	At June 30, 2019, securities with an aggregate value of $6,659,900 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $110,327)	$5,654,668

Dividends from affiliated money market funds (includes securities lending income of $107)	2,122,736

Total investment income	7,777,404

Expenses:
Advisory fees	3,388,304

Administrative services fees	67,099

Distribution fees:
Class A	945,496

Class C	205,665

Class R	101,863

Transfer agent fees – A, C, R and Y	1,007,020

Transfer agent fees – R5	10,421

Transfer agent fees – R6	5,155

Trustees’ and officers’ fees and benefits	18,627

Registration and filing fees	52,630

Reports to shareholders	52,078

Professional services fees	17,278

Other	6,933

Total expenses	5,878,569

Less: Fees waived and/or expense offset arrangement(s)	(113,915)

Net expenses	5,764,654

Net investment income	2,012,750

Realized and unrealized gain (loss) from:

Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,125,813)	42,060,413

Foreign currencies	3,480

42,063,893

Change in net unrealized appreciation (depreciation) of:
Investment securities	93,579,077

Foreign currencies	(6,789)

93,572,288

Net realized and unrealized gain	135,636,181

Net increase in net assets resulting from operations	$137,648,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018

Operations:
Net investment income	$2,012,750	$1,923,481

Net realized gain	42,063,893	84,808,747

Change in net unrealized appreciation (depreciation)	93,572,288	(212,462,269)

Net increase (decrease) in net assets resulting from operations	137,648,931	(125,730,041)

Distributions to shareholders from distributable earnings:
Class A	–	(72,037,692)

Class C	–	(10,903,881)

Class R	–	(4,468,962)

Class Y	–	(6,402,820)

Class R5	–	(2,027,491)

Class R6	–	(3,250,821)

Total distributions from distributable earnings	–	(99,091,667)

Share transactions-net:
Class A	(19,287,397)	(47,035,181)

Class B	–	(4,574,211)

Class C	(33,549,798)	(10,533,108)

Class R	(7,216,846)	(6,087,073)

Class Y	(6,825,986)	(15,359,274)

Class R5	(1,858,847)	(2,915,113)

Class R6	(3,556,352)	3,872,402

Net increase (decrease) in net assets resulting from share transactions	(72,295,226)	(82,631,558)

Net increase (decrease) in net assets	65,353,705	(307,453,266)

Net assets:
Beginning of period	887,639,298	1,195,092,564

End of period	$952,993,003	$887,639,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/19	$17.03	$0.04	$2.65	$2.69	$–	$–	$–	$19.72	15.80%	$767,594	1.21	%(d)	1.23	%(d)	0.43	%(d)	47%
Year ended 12/31/18	21.53	0.04	(2.57)	(2.53)	(0.02)	(1.95)	(1.97)	17.03	(11.97)	679,056	1.20		1.22		0.20		29
Year ended 12/31/17	21.48	0.01	3.17	3.18	(0.03)	(3.10)	(3.13)	21.53	15.04	893,886	1.23		1.25		0.06		45
Year ended 12/31/16	21.14	0.08	2.48	2.56	(0.07)	(2.15)	(2.22)	21.48	12.00	917,863	1.22		1.24		0.35		20
Year ended 12/31/15	23.52	(0.01)	(1.01)	(1.02)	(0.01)	(1.35)	(1.36)	21.14	(4.33)	935,951	1.19		1.21		(0.02)		54
Year ended 12/31/14	25.20	0.04	1.01	1.05	(0.00)	(2.73)	(2.73)	23.52	4.51	1,155,635	1.17		1.19		0.17		35
Class C
Six months ended 06/30/19	9.25	(0.02)	1.44	1.42	–	–	–	10.67	15.35	34,652	1.96	(d)	1.98	(d)	(0.32	)(d)	47
Year ended 12/31/18	12.76	(0.07)	(1.49)	(1.56)	–	(1.95)	(1.95)	9.25	(12.60)	61,019	1.95		1.97		(0.55)		29
Year ended 12/31/17	13.93	(0.10)	2.03	1.93	–	(3.10)	(3.10)	12.76	14.18	91,794	1.98		2.00		(0.69)		45
Year ended 12/31/16	14.45	(0.06)	1.69	1.63	–	(2.15)	(2.15)	13.93	11.15	108,508	1.97		1.99		(0.40)		20
Year ended 12/31/15	16.64	(0.13)	(0.71)	(0.84)	–	(1.35)	(1.35)	14.45	(5.04)	124,748	1.94		1.96		(0.77)		54
Year ended 12/31/14	18.76	(0.11)	0.72	0.61	–	(2.73)	(2.73)	16.64	3.69	180,461	1.92		1.94		(0.58)		35
Class R
Six months ended 06/30/19	16.22	0.02	2.51	2.53	–	–	–	18.75	15.60	39,955	1.46	(d)	1.48	(d)	0.18	(d)	47
Year ended 12/31/18	20.63	(0.01)	(2.45)	(2.46)	–	(1.95)	(1.95)	16.22	(12.15)	41,147	1.45		1.47		(0.05)		29
Year ended 12/31/17	20.75	(0.04)	3.05	3.01	(0.03)	(3.10)	(3.13)	20.63	14.75	57,532	1.48		1.50		(0.19)		45
Year ended 12/31/16	20.48	0.02	2.41	2.43	(0.01)	(2.15)	(2.16)	20.75	11.75	64,577	1.47		1.49		0.10		20
Year ended 12/31/15	22.88	(0.06)	(0.99)	(1.05)	–	(1.35)	(1.35)	20.48	(4.58)	76,246	1.44		1.46		(0.27)		54
Year ended 12/31/14	24.65	(0.02)	0.98	0.96	–	(2.73)	(2.73)	22.88	4.24	99,552	1.42		1.44		(0.08)		35
Class Y
Six months ended 06/30/19	17.38	0.07	2.69	2.76	–	–	–	20.14	15.88	57,224	0.96	(d)	0.98	(d)	0.68	(d)	47
Year ended 12/31/18	21.96	0.10	(2.62)	(2.52)	(0.11)	(1.95)	(2.06)	17.38	(11.71)	55,437	0.95		0.97		0.45		29
Year ended 12/31/17	21.80	0.07	3.22	3.29	(0.03)	(3.10)	(3.13)	21.96	15.33	85,402	0.98		1.00		0.31		45
Year ended 12/31/16	21.42	0.13	2.53	2.66	(0.13)	(2.15)	(2.28)	21.80	12.31	95,292	0.97		0.99		0.60		20
Year ended 12/31/15	23.76	0.05	(1.03)	(0.98)	(0.01)	(1.35)	(1.36)	21.42	(4.12)	743,988	0.94		0.96		0.23		54
Year ended 12/31/14	25.44	0.11	1.01	1.12	(0.07)	(2.73)	(2.80)	23.76	4.76	808,895	0.92		0.94		0.42		35
Class R5
Six months ended 06/30/19	18.85	0.08	2.94	3.02	–	–	–	21.87	16.02	21,010	0.84	(d)	0.86	(d)	0.80	(d)	47
Year ended 12/31/18	23.67	0.13	(2.83)	(2.70)	(0.17)	(1.95)	(2.12)	18.85	(11.62)	19,778	0.85		0.87		0.55		29
Year ended 12/31/17	23.26	0.10	3.44	3.54	(0.03)	(3.10)	(3.13)	23.67	15.44	27,351	0.87		0.89		0.42		45
Year ended 12/31/16	22.76	0.17	2.68	2.85	(0.20)	(2.15)	(2.35)	23.26	12.42	45,310	0.84		0.86		0.73		20
Year ended 12/31/15	25.11	0.09	(1.08)	(0.99)	(0.01)	(1.35)	(1.36)	22.76	(3.94)	46,584	0.81		0.83		0.36		54
Year ended 12/31/14	26.73	0.15	1.07	1.22	(0.11)	(2.73)	(2.84)	25.11	4.88	146,211	0.81		0.83		0.53		35
Class R6
Six months ended 06/30/19	18.84	0.09	2.93	3.02	–	–	–	21.86	16.03	32,556	0.77	(d)	0.79	(d)	0.87	(d)	47
Year ended 12/31/18	23.69	0.14	(2.83)	(2.69)	(0.21)	(1.95)	(2.16)	18.84	(11.57)	31,203	0.78		0.80		0.62		29
Year ended 12/31/17	23.26	0.12	3.44	3.56	(0.03)	(3.10)	(3.13)	23.69	15.52	34,746	0.79		0.81		0.50		45
Year ended 12/31/16	22.81	0.19	2.69	2.88	(0.28)	(2.15)	(2.43)	23.26	12.51	4,168	0.76		0.78		0.81		20
Year ended 12/31/15	25.14	0.11	(1.08)	(0.97)	(0.01)	(1.35)	(1.36)	22.81	(3.85)	3,260	0.72		0.74		0.45		54
Year ended 12/31/14	26.76	0.17	1.07	1.24	(0.13)	(2.73)	(2.86)	25.14	4.97	3,650	0.72		0.74		0.62		35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $762,665, $41,474, $41,083, $58,598, $21,050 and $33,382 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

12                         Invesco Mid Cap Core Equity Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of with holding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal lncome Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

13                         Invesco Mid Cap Core Equity Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be

14                         Invesco Mid Cap Core Equity Fund

terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $105,371.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30,2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $25,116 in front-end sales commissions from the sale of Class A shares and $850 and $362 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$876,930,003	$15,234,634	$–	$892,164,637
Money Market Funds	57,600,030	–	–	57,600,030
Total Investments	$934,530,033	$15,234,634	$–	$949,764,667

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each

15                         Invesco Mid Cap Core Equity Fund

transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2019, the Fund engaged in securities purchases of $6,076,954 and securities sales of $6,012,708, which resulted in net realized gains of $1,125,813.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,544.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2018.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $427,701,244 and $365,718,652, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$223,960,130

Aggregate unrealized (depreciation) of investments	(18,574,826)

Net unrealized appreciation of investments	$205,385,304

Cost of investments for tax purposes is $744,379,363.

16                         Invesco Mid Cap Core Equity Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	953,463	$18,157,710	2,776,151	$58,100,910

Class B(b)	–	–	687	9,144

Class C	175,930	1,798,450	559,959	6,743,716

Class R	128,985	2,339,683	353,504	7,134,916

Class Y	214,944	4,209,182	706,199	15,224,324

Class R5	71,181	1,476,435	188,007	4,446,768

Class R6	94,224	1,983,255	496,113	11,575,712

Issued as reinvestment of dividends:
Class A	–	–	3,970,828	69,370,371

Class C	–	–	1,107,705	10,512,119

Class R	–	–	267,884	4,454,916

Class Y	–	–	325,310	5,797,020

Class R5	–	–	104,735	2,024,516

Class R6	–	–	164,257	3,173,452

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	192,106	4,324,307

Class B	–	–	(322,724)	(4,324,307)

Automatic conversion of Class C shares to Class A shares:
Class A	1,591,688	29,239,564	–	–

Class C	(2,931,994)	(29,239,564)	–	–

Reacquired:
Class A	(3,490,741)	(66,684,671)	(8,591,549)	(178,830,769)

Class B(b)	–	–	(19,438)	(259,048)

Class C	(591,941)	(6,108,684)	(2,264,278)	(27,788,943)

Class R	(535,769)	(9,556,529)	(872,798)	(17,676,905)

Class Y	(564,635)	(11,035,168)	(1,730,063)	(36,380,618)

Class R5	(159,524)	(3,335,282)	(398,824)	(9,386,397)

Class R6	(261,271)	(5,539,607)	(470,612)	(10,876,762)

Net increase (decrease) in share activity	(5,305,460)	$(72,295,226)	(3,456,841)	$(82,631,558)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

17                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,158.00	$ 6.47	$1,018.79	$6.06	1.21%
Class C	1,000.00	1,153.50	10.47	1,015.08	9.79	1.96
Class R	1,000.00	1,156.60	7.81	1,017.55	7.30	1.46
Class Y	1,000.00	1,159.50	5.14	1,020.03	4.81	0.96
Class R5	1,000.00	1,160.20	4.50	1,020.63	4.21	0.84
Class R6	1,000.00	1,160.30	4.12	1,020.98	3.86	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period,multiplied by 181/365 to reflect the most recent fiscal half year.

18                         Invesco Mid Cap Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Mid Cap Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s high-quality bias negatively impacted the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

19                         Invesco Mid Cap Core Equity Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                         Invesco Mid Cap Core Equity Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household,please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                                                     Invesco Distributors, Inc.                                                                                  MCCE-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Multi-Asset Inflation Fund
Nasdaq:
A: MIZAX ∎ C: MIZCX ∎ R: MIZRX ∎ Y: MIZYX ∎ R5: MIZFX ∎ R6: MIZSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.27%
Class C Shares	9.83
Class R Shares	10.28
Class Y Shares	10.48
Class R5 Shares	10.36
Class R6 Shares	10.48
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index▼ (Broad Market Index)	1.22
US Consumer Price Index∎ (Style-Specific Index)	1.95
Lipper Flexible Portfolio Funds Index♦ (Peer Group Index)	12.95

Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ♦Lipper Inc.

  The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index considered representative of short-term US government debt instruments.

  The US Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.

  The Lipper Flexible Portfolio Funds Index is an unmanaged index considered representative of flexible portfolio funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Multi-Asset Inflation Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-1.00%
1 Year	-5.83

Class C Shares
Inception (10/14/14)	-0.55%
1 Year	-1.96

Class R Shares
Inception (10/14/14)	-0.02%
1 Year	-0.39

Class Y Shares
Inception (10/14/14)	0.48%
1 Year	0.01

Class R5 Shares
Inception (10/14/14)	0.46%
1 Year	0.01

Class R6 Shares
Inception (10/14/14)	0.48%
1 Year	0.12

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 12.44%, 13.19%, 12.69%, 12.19%, 12.09% and 12.09%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.69%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

3                         Invesco Multi-Asset Inflation Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Multi-Asset Inflation Fund

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Multi-Asset Inflation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.16%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–8.82%
Invesco DB Oil Fund	8.82%	$101,683	$50,521	$(53,217)	$19,143	$412	$–	11,807	$118,542
Asset Allocation Funds–8.44%
Invesco Balanced-Risk Commodity Strategy Fund, Class R6	8.44%	121,707	40,394	(52,225)	6,440	(2,875)	–	17,615	113,441
Domestic Equity Funds–24.31%
Energy Select Sector SPDR Fund (The) ETF (b)	5.18%	75,587	23,466	(37,787)	11,290	(2,985)	1,223	1,092	69,571
Invesco Energy Fund, Class R5	5.21%	75,948	29,274	(43,429)	16,897	(8,688)	–	3,490	70,002
iShares U.S. Consumer Goods ETF (b)	6.25%	91,964	26,718	(46,691)	12,965	(1,020)	991	691	83,936
iShares U.S. Health Care ETF (b)	7.67%	101,435	9,754	(16,472)	6,543	1,843	550	528	103,103
Total Domestic Equity Funds		344,934	89,212	(144,379)	47,695	(10,850)	2,764		326,612
Fixed Income Funds–37.59%
Invesco Emerging Market Flexible Bond Fund, Class R6	2.12%	26,062	15,752	(15,771)	3,248	(866)	(47)	4,714	28,425
Invesco Floating Rate Fund, Class R6	4.94%	64,210	7,386	(7,050)	1,955	(116)	1,693	8,947	66,385
Invesco Fundamental Investment Grade Corporate Bond ETF	1.94%	–	78,772	(53,888)	598	583	269	1,005	26,065
Invesco High Yield Fund, Class R6	4.16%	58,609	9,042	(15,379)	4,051	(487)	1,691	13,685	55,836
Invesco Income Fund, Class R5	6.90%	81,062	36,615	(28,375)	4,431	(1,065)	2,406	10,713	92,668
Invesco Quality Income Fund, Class R5	2.77%	25,667	31,297	(20,528)	1,523	(741)	679	3,159	37,218
Invesco Short Duration Inflation Protected Fund, Class R6	14.76%	192,556	42,991	(41,653)	5,518	(1,094)	2,248	19,217	198,318
Total Fixed Income Funds		448,166	221,855	(182,644)	21,324	(3,786)	8,939		504,915
Foreign Equity Funds–15.02%
Invesco Global Infrastructure Fund, Class R6	5.63%	86,246	24,421	(50,278)	13,637	1,562	351	6,556	75,588
Invesco Gold & Precious Metals Fund, Class Y(c)	6.66%	80,111	18,828	(24,653)	18,339	(3,180)	–	22,305	89,445
Invesco International Growth Fund, Class R6	2.73%	26,287	31,038	(26,539)	7,262	(1,321)	–	1,079	36,727
Total Foreign Equity Funds		192,644	74,287	(101,470)	39,238	(2,939)	351		201,760
Real Estate Funds–5.42%
Invesco Global Real Estate Income Fund, Class R6	5.42%	87,169	37,720	(59,999)	8,293	(417)	1,411	7,774	72,766
Money Market Funds–0.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.20%	2,351	68,628	(68,341)	–	–	31	2,638	2,638
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.14%	1,679	49,020	(48,814)	–	–	22	1,884	1,885
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.22%	2,687	78,431	(78,103)	–	–	35	3,015	3,015
Total Money Market Funds		6,717	196,079	(195,258)	–	–	88		7,538
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,272,432)	100.16%	$1,303,020	$710,068	$(789,192)	$142,133	$(20,455)	$13,553		$1,345,574
OTHER ASSETS LESS LIABILITIES	(0.16)%								(2,167)
NET ASSETS	100.00%								$1,343,407

Investment Abbreviations:

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Multi-Asset Inflation Fund

Portfolio Composition*

By fund type, based on total investments

Equity Funds	39.27%
Fixed Income Funds	37.52
Alternative Funds	22.65
Money Market Funds	0.56

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Multi-Asset Inflation Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $1,041,637)	$1,088,964
Investments in unaffiliated underlying funds, at value (Cost $230,795)	256,610
Receivable for:
Fund shares sold	75
Dividends - affiliated underlying funds	1,050
Fund expenses absorbed	18,739
Investment for trustee deferred compensation and retirement plans	11,992
Other assets	26,322
Total assets	1,403,752

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	1,112
Accrued fees to affiliates	2,389
Accrued trustees’ and officers’ fees and benefits	427
Accrued other operating expenses	44,425
Trustee deferred compensation and retirement plans	11,992
Total liabilities	60,345
Net assets applicable to shares outstanding	$1,343,407

Net assets consist of:
Shares of beneficial interest	$1,366,672
Distributable earnings	(23,265)
$1,343,407

Net Assets:
Class A	$630,290
Class C	$163,920
Class R	$27,935
Class Y	$502,913
Class R5	$9,174
Class R6	$9,175

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	69,015
Class C	18,109
Class R	3,064
Class Y	54,853
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.13
Maximum offering price per share (Net Asset Value of $9.13 ÷ 94.50%)	$9.66
Class C:
Net asset value and offering price per share	$9.05
Class R:
Net asset value and offering price per share	$9.12
Class Y:
Net asset value and offering price per share	$9.17
Class R5:
Net asset value and offering price per share	$9.16
Class R6:
Net asset value and offering price per share	$9.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Multi-Asset Inflation Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends from affiliated underlying funds	$10,789
Dividends from unaffiliated underlying funds	2,764
Total investment income	13,553

Expenses:
Advisory fees	987
Administrative services fees	93
Custodian fees	1,045
Distribution fees:
Class A	756
Class C	710
Class R	67
Transfer agent fees – A, C, R and Y	1,455
Transfer agent fees – R5	42
Transfer agent fees – R6	42
Trustees’ and officers’ fees and benefits	11,363
Registration and filing fees	36,775
Reports to shareholders	13,985
Professional services fees	22,870
Other	5,999
Total expenses	96,189
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(94,181)
Net expenses	2,008
Net investment income	11,545

Realized and unrealized gain (loss) from:
Net realized (loss) from:
Affiliated underlying fund shares	(18,292)
Unaffiliated underlying fund shares	(2,163)
(20,455)
Change in net unrealized appreciation of:
Affiliated underlying fund shares	111,334
Unaffiliated underlying fund shares	30,799
142,133
Net realized and unrealized gain	121,678
Net increase in net assets resulting from operations	$133,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Multi-Asset Inflation Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018
Operations:
Net investment income	$11,545	$32,910
Net realized gain (loss)	(20,455)	(26,877)
Change in net unrealized appreciation (depreciation)	142,133	(133,417)
Net increase (decrease) in net assets resulting from operations	133,223	(127,384)

Distributions to shareholders from distributable earnings:
Class A	–	(13,212)
Class C	–	(2,960)
Class R	–	(545)
Class Y	–	(15,818)
Class R5	–	(235)
Class R6	–	(235)
Total distributions from distributable earnings	–	(33,005)

Share transactions–net:
Class A	35,223	65,001
Class C	(36,030)	(5,741)
Class R	525	2,493
Class Y	(94,304)	4,529
Net increase (decrease) in net assets resulting from share transactions	(94,586)	66,282
Net increase (decrease) in net assets	38,637	(94,107)

Net assets:
Beginning of period	1,304,770	1,398,877
End of period	$1,343,407	$1,304,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Multi-Asset Inflation Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$8.28	$0.08	$0.77	$0.85	$–	$–	$–	$9.13	10.27%	$630	0.33	%(e)	14.64	%(e)	1.73	%(e)	39%
Year ended 12/31/18	9.26	0.20	(0.97)	(0.77)	(0.21)	–	(0.21)	8.28	(8.32)	538	0.31		15.00		2.15		44
Year ended 12/31/17	8.95	0.18	0.38	0.56	(0.20)	(0.05)	(0.25)	9.26	6.27	541	0.31		19.17		1.96		56
Year ended 12/31/16	8.35	0.22	0.60	0.82	(0.18)	(0.04)	(0.22)	8.95	9.91	475	0.70		35.59		2.44		72
Year ended 12/31/15	9.54	0.06	(1.15)	(1.09)	(0.10)	–	(0.10)	8.35	(11.39)	172	0.73		69.65		0.68		34
Year ended 12/31/14(f)	10.00	0.04	(0.40)	(0.36)	(0.10)	–	(0.10)	9.54	(3.55)	107	0.73	(g)	124.07	(g)	1.81	(g)	3
Class C
Six months ended 06/30/19	8.24	0.04	0.77	0.81	–	–	–	9.05	9.83	164	1.08	(e)	15.39	(e)	0.98	(e)	39
Year ended 12/31/18	9.20	0.13	(0.96)	(0.83)	(0.13)	–	(0.13)	8.24	(8.96)	184	1.06		15.75		1.40		44
Year ended 12/31/17	8.90	0.11	0.38	0.49	(0.14)	(0.05)	(0.19)	9.20	5.48	212	1.06		19.92		1.21		56
Year ended 12/31/16	8.34	0.15	0.61	0.76	(0.16)	(0.04)	(0.20)	8.90	9.12	177	1.45		36.34		1.69		72
Year ended 12/31/15	9.55	(0.01)	(1.15)	(1.16)	(0.05)	–	(0.05)	8.34	(12.15)	16	1.48		70.40		(0.07)		34
Year ended 12/31/14(f)	10.00	0.02	(0.38)	(0.36)	(0.09)	–	(0.09)	9.55	(3.61)	10	1.48	(g)	124.82	(g)	1.06	(g)	3
Class R
Six months ended 06/30/19	8.27	0.07	0.78	0.85	–	–	–	9.12	10.28	28	0.58	(e)	14.89	(e)	1.48	(e)	39
Year ended 12/31/18	9.25	0.17	(0.96)	(0.79)	(0.19)	–	(0.19)	8.27	(8.60)	25	0.56		15.25		1.90		44
Year ended 12/31/17	8.94	0.16	0.38	0.54	(0.18)	(0.05)	(0.23)	9.25	6.05	25	0.56		19.42		1.71		56
Year ended 12/31/16	8.35	0.19	0.62	0.81	(0.18)	(0.04)	(0.22)	8.94	9.68	9	0.95		35.84		2.19		72
Year ended 12/31/15	9.54	0.04	(1.15)	(1.11)	(0.08)	–	(0.08)	8.35	(11.60)	8	0.98		69.90		0.43		34
Year ended 12/31/14(f)	10.00	0.03	(0.39)	(0.36)	(0.10)	–	(0.10)	9.54	(3.60)	10	0.98	(g)	124.32	(g)	1.56	(g)	3
Class Y
Six months ended 06/30/19	8.30	0.09	0.78	0.87	–	–	–	9.17	10.48	503	0.08	(e)	14.39	(e)	1.98	(e)	39
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	–	(0.24)	8.30	(8.12)	542	0.06		14.75		2.40		44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.62	603	0.06		18.92		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	220	0.45		35.34		2.69		72
Year ended 12/31/15	9.55	0.09	(1.16)	(1.07)	(0.12)	–	(0.12)	8.36	(11.20)	225	0.48		69.40		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.38)	(0.34)	(0.11)	–	(0.11)	9.55	(3.39)	140	0.48	(g)	123.82	(g)	2.06	(g)	3
Class R5
Six months ended 06/30/19	8.30	0.09	0.77	0.86	–	–	–	9.16	10.36	9	0.08	(e)	15.11	(e)	1.98	(e)	39
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	–	(0.24)	8.30	(8.11)	8	0.06		14.64		2.40		44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.63	9	0.06		18.81		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45		35.17		2.69		72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	–	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	–	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3
Class R6
Six months ended 06/30/19	8.30	0.09	0.78	0.87	–	–	–	9.17	10.48	9	0.08	(e)	15.11	(e)	1.98	(e)	39
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	–	(0.24)	8.30	(8.11)	8	0.06		14.64		2.40		44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.63	9	0.06		18.81		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45		35.17		2.69		72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	–	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	–	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.69%, 0.69%, 0.70%, 0.74%, 0.66% and 0.62% for the six months ended June 30, 2019, the years ended December 31, 2018, 2017, 2016, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $610, $143, $27, $529, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Multi-Asset Inflation Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Inflation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

11                         Invesco Multi-Asset Inflation Fund

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

12                         Invesco Multi-Asset Inflation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.69% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $987, reimbursed fund level expenses of $91,655 and reimbursed class level expenses of $660, $155, $29, $573, $42 and $42 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $105 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class Y and Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

13                         Invesco Multi-Asset Inflation Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $38.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$9,653	$9,653

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $513,989 and $593,934, respectively. Cost of investments,

14                         Invesco Multi-Asset Inflation Fund

including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$18,708
Aggregate unrealized (depreciation) of investments	(5,439)
Net unrealized appreciation of investments	$13,269

Cost of investments for tax purposes is $1,332,305.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	5,440	$48,280	53,538	$500,605
Class C	6,061	53,301	5,187	47,154
Class R	59	525	229	2,132
Class Y	–	–	4,053	36,230

Issued as reinvestment of dividends:
Class A	–	–	1,171	9,660
Class C	–	–	304	2,492
Class R	–	–	44	361
Class Y	–	–	1,499	12,398

Automatic conversion of Class C shares to Class A shares:
Class A	7,156	62,172	–	–
Class C	(7,198)	(62,172)	–	–

Reacquired:
Class A	(8,480)	(75,229)	(48,186)	(445,264)
Class C	(3,052)	(27,159)	(6,191)	(55,387)
Class Y	(10,432)	(94,304)	(5,152)	(44,099)
Net increase (decrease) in share activity	(10,446)	$(94,586)	6,496	$66,282

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 46% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

15                         Invesco Multi-Asset Inflation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,102.70	$1.72	$1,023.16	$1.66	0.33%
Class C	1,000.00	1,098.30	5.62	1,019.44	5.41	1.08
Class R	1,000.00	1,102.80	3.02	1,021.92	2.91	0.58
Class Y	1,000.00	1,104.80	0.42	1,024.40	0.40	0.08
Class R5	1,000.00	1,103.60	0.42	1,024.40	0.40	0.08
Class R6	1,000.00	1,104.80	0.42	1,024.40	0.40	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16                         Invesco Multi-Asset Inflation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Inflation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Flexible Portfolio Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board noted that the performance of certain asset classes in which the Fund invests, including commodities, as well as the Fund’s exposure to certain sectors negatively impacted performance. The Board further noted that the Fund invests directly in

17                         Invesco Multi-Asset Inflation Fund

securities as well as in underlying funds to achieve its objective. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

18                         Invesco Multi-Asset Inflation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MAI-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ Now Fund

Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance	3

Letters to Shareholders	15

Schedules of Investments	16

Financial Statements	38

Financial Highlights	50

Notes to Financial Statements	62

Fund Expenses	80

Approval of Investment Advisory and Sub-Advisory Contracts	85

2                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ Now Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.41%
Class C Shares	9.13
Class R Shares	9.28
Class Y Shares	9.55
Class R5 Shares	9.55
Class R6 Shares	9.55
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement Now Benchmark ∎ (Style-Specific Index)	8.78
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement Now Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM Now Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index measures the performance of treasury bills with maturities of less than three months.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.34%
1 Year	1.29
Class C Shares
Inception (12/29/17)	2.74%
1 Year	5.44
Class R Shares
Inception (12/29/17)	3.23%
1 Year	6.97
Class Y Shares
Inception (12/29/17)	3.72%
1 Year	7.39
Class R5 Shares
Inception (12/29/17)	3.72%
1 Year	7.39
Class R6 Shares
Inception (12/29/17)	3.72%

Average Annual Total Returns– (continued)
As of 6/30/19, including maximum applicable sales charges
1 Year	7.40

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 42.22%, 42.97%, 42.47%, 41.97%, 41.41% and 41.41%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.44%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM Now Fund Nasdaq: A: PKTSX ∎ C: PKTTX ∎ R: PKTVX Y: PKTUX ∎ R5: PKTWX ∎ R6: PKTZX

3                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2015 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.19%
Class C Shares	8.81
Class R Shares	9.10
Class Y Shares	9.39
Class R5 Shares	9.39
Class R6 Shares	9.39
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2015 Benchmark ∎ (Style-Specific Index)	9.05
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2015 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2015 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index measures the performance of treasury bills with maturities of less than three months.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.36%
1 Year	0.79
Class C Shares
Inception (12/29/17)	2.72%
1 Year	4.91
Class R Shares
Inception (12/29/17)	3.20%
1 Year	6.33
Class Y Shares
Inception (12/29/17)	3.73%
1 Year	6.94
Class R5 Shares
Inception (12/29/17)	3.73%
1 Year	6.94
Class R6 Shares
Inception (12/29/17)	3.73%

Average Annual Total Returns–(continued)
As of 6/30/19, including maximum applicable sales charges
1 Year	6.94

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.76%, 37.51%, 37.01%, 36.51%, 36.17% and 36.17%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2015 Fund Nasdaq: A: PKTMX ∎ C: PKTNX ∎ R: PKTPX Y: PKTOX ∎ R5: PKTQX ∎ R6: PKTRX

4                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2020 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.05%
Class C Shares	8.64
Class R Shares	8.95
Class Y Shares	9.14
Class R5 Shares	9.14
Class R6 Shares	9.14
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2020 Benchmark ∎ (Style-Specific Index)	9.66
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2020 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2020 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index measures the performance of treasury bills with maturities of less than three months.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.37%
1 Year	0.30
Class C Shares
Inception (12/29/17)	2.65%
1 Year	4.37
Class R Shares
Inception (12/29/17)	3.21%
1 Year	5.92
Class Y Shares
Inception (12/29/17)	3.74%
1 Year	6.41
Class R5 Shares
Inception (12/29/17)	3.74%
1 Year	6.41
Class R6 Shares
Inception (12/29/17)	3.74%

Average Annual Total Returns–(continued)
As of 6/30/19, including maximum applicable sales charges
1 Year	6.41

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 32.72%, 33.47%, 32.97%, 32.47%, 32.21% and 32.21%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2020 Fund Nasdaq: A: PKTGX ∎ C: PKTHX ∎ R: PKTJX Y: PKTIX ∎ R5: PKTKX ∎ R6: PKTLX

5                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2025 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.73%
Class C Shares	9.32
Class R Shares	9.52
Class Y Shares	9.82
Class R5 Shares	9.82
Class R6 Shares	9.82
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2025 Benchmark ∎ (Style-Specific Index)	10.76
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2025 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2025 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-0.45%
1 Year	0.17

Class C Shares
Inception (12/29/17)	2.61%
1 Year	4.31

Class R Shares
Inception (12/29/17)	3.10%
1 Year	5.86

Class Y Shares
Inception (12/29/17)	3.65%
1 Year	6.38

Class R5 Shares
Inception (12/29/17)	3.65%
1 Year	6.38

Class R6 Shares
Inception (12/29/17)	3.65%
1 Year	6.38

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.50%, 37.25%, 36.75%, 36.25%, 35.98% and 35.98%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2025 Fund Nasdaq: A: PKTAX ∎ C: PKTBX ∎ R: PKTDX Y: PKTCX ∎ R5: PKTEX ∎ R6: PKTFX

6                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2030 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.92%
Class C Shares	10.50
Class R Shares	10.70
Class Y Shares	11.00
Class R5 Shares	11.00
Class R6 Shares	11.12
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2030 Benchmark ∎ (Style-Specific Index)	12.28
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2030 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2030 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.60%
1 Year	-0.14
Class C Shares
Inception (12/29/17)	2.38%
1 Year	3.86
Class R Shares
Inception (12/29/17)	2.90%
1 Year	5.33
Class Y Shares
Inception (12/29/17)	3.47%
1 Year	6.00
Class R5 Shares
Inception (12/29/17)	3.47%
1 Year	6.00
Class R6 Shares
Inception (12/29/17)	3.47%
1 Year	6.00

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 33.86%, 34.61%, 34.11%, 33.61%, 33.28% and 33.28%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2030 Fund Nasdaq: A: PKKSX ∎ C: PKKTX ∎ R: PKKVX Y: PKKUX ∎ R5: PKKWX ∎ R6: PKKZX

7                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2035 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.95%
Class C Shares	11.53
Class R Shares	11.85
Class Y Shares	12.03
Class R5 Shares	12.03
Class R6 Shares	12.16
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2035 Benchmark ∎ (Style-Specific Index)	13.58
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2035 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak Retirement TM 2035 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.82%
1 Year	-0.58
Class C Shares
Inception (12/29/17)	2.20%
1 Year	3.37
Class R Shares
Inception (12/29/17)	2.76%
1 Year	5.02
Class Y Shares
Inception (12/29/17)	3.26%
1 Year	5.47
Class R5 Shares
Inception (12/29/17)	3.26%
1 Year	5.47
Class R6 Shares
Inception (12/29/17)	3.26%
1 Year	5.47

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 38.30%, 39.05%, 38.55%, 38.05%, 37.60% and 37.60%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.38%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2035 Fund Nasdaq: A:PKKMX ∎ C: PKKNX ∎ R:PKKPX Y: PKKOX ∎ R5: PKKQX ∎ R6: PKKRX

8                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2040 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.07%
Class C Shares	12.62
Class R Shares	12.96
Class Y Shares	13.15
Class R5 Shares	13.15
Class R6 Shares	13.15
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Custom Invesco Peak Retirement 2040 Benchmark ∎ (Style-Specific Index)	14.56
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Custom Invesco Peak Retirement 2040 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2040 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.92%
1 Year	-0.81
Class C Shares
Inception (12/29/17)	2.05%
1 Year	3.13
Class R Shares
Inception (12/29/17)	2.62%
1 Year	4.79
Class Y Shares
Inception (12/29/17)	3.14%
1 Year	5.27
Class R5 Shares
Inception (12/29/17)	3.14%
1 Year	5.27
Class R6 Shares
Inception (12/29/17)	3.14%
1 Year	5.27

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 38.23%, 38.98%, 38.48%, 37.98%, 37.52% and 37.52%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.36%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2040 Fund Nasdaq: A: PKKGX ∎ C: PKKHX ∎ R: PKKJX Y: PKKIX ∎ R5: PKKKX ∎ R6: PKKLX

9                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2045 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.00%
Class C Shares	13.76
Class R Shares	13.90
Class Y Shares	14.21
Class R5 Shares	14.21
Class R6 Shares	14.21
Russell 3000 Index▼ (Broad Market Index)	18.71
Custom Invesco Peak Retirement 2045 Benchmark ∎ (Style-Specific Index)	15.31
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Custom Invesco Peak Retirement 2045 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2045 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-0.50%
1 Year	-0.57
Class C Shares
Inception (12/29/17)	2.53%
1 Year	3.35
Class R Shares
Inception (12/29/17)	3.10%
1 Year	5.01
Class Y Shares
Inception (12/29/17)	3.61%
1 Year	5.58
Class R5 Shares
Inception (12/29/17)	3.61%
1 Year	5.58
Class R6 Shares
Inception (12/29/17)	3.61%
1 Year	5.58

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 36.53%, 37.28%, 36.78%, 36.28%, 35.92% and 35.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2045 Fund Nasdaq: A: PKKAX ∎ C:PKKBX ∎ R: PKKDX Y:PKKCX ∎ R5: PKKEX ∎ R6:PKKFX

10                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2050 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.97%
Class C Shares	14.73
Class R Shares	14.89
Class Y Shares	15.28
Class R5 Shares	15.28
Class R6 Shares	15.17
Russell 3000 Index▼ (Broad Market Index)	18.71
Custom Invesco Peak Retirement 2050 Benchmark ∎ (Style-Specific Index)	15.91
Source(s): ▼RIMES Technologies Corp.;∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Custom Invesco Peak Retirement 2050 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2050 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-0.05%
1 Year	0.02
Class C Shares
Inception (12/29/17)	3.05%
1 Year	4.14
Class R Shares
Inception (12/29/17)	3.52%
1 Year	5.54
Class Y Shares
Inception (12/29/17)	4.09%
1 Year	6.20
Class R5 Shares
Inception (12/29/17)	4.09%
1 Year	6.20
Class R6 Shares
Inception (12/29/17)	4.02%
1 Year	6.09

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 37.44%, 38.19%, 37.69%, 37.19%, 36.66% and 36.66%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.36%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2050 Fund Nasdaq: A: PKRSX ∎ C: PKRTX ∎ R: PKRVX Y: PKRUX ∎ R5: PKRWX ∎ R6: PKRZX

11                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2055 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.66%
Class C Shares	15.39
Class R Shares	15.45
Class Y Shares	15.88
Class R5 Shares	15.88
Class R6 Shares	15.88
Russell 3000 Index▼ (Broad Market Index)	18.71
Custom Invesco Peak Retirement 2055 Benchmark ∎ (Style-Specific Index)	16.51
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Custom Invesco Peak Retirement 2055 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2055 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.05%
1 Year	-0.26
Class C Shares
Inception (12/29/17)	3.00%
1 Year	3.75
Class R Shares
Inception (12/29/17)	3.45%
1 Year	5.12
Class Y Shares
Inception (12/29/17)	4.05%
1 Year	5.83
Class R5 Shares
Inception (12/29/17)	4.05%
1 Year	5.83
Class R6 Shares
Inception (12/29/17)	4.05%
1 Year	5.83

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 40.33%, 41.08%, 40.58%, 40.08%, 39.44% and 39.44%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2055 Fund Nasdaq: A: PKRMX ∎ C: PKRNX ∎ R: PKRPX

Y: PKROX ∎ R5: PKRQX ∎ R6: PKRRX

12                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2060 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.05%
Class C Shares	15.64
Class R Shares	15.96
Class Y Shares	16.27
Class R5 Shares	16.27
Class R6 Shares	16.27
Russell 3000 Index▼ (Broad Market Index)	18.71
Custom Invesco Peak Retirement 2060 Benchmark ∎ (Style-Specific Index)	16.78
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Custom Invesco Peak Retirement 2060 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2060 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	-0.03%
1 Year	-0.23
Class C Shares
Inception (12/29/17)	2.95%
1 Year	3.67
Class R Shares
Inception (12/29/17)	3.51%
1 Year	5.21
Class Y Shares
Inception (12/29/17)	4.09%
1 Year	5.89
Class R5 Shares
Inception (12/29/17)	4.09%
1 Year	5.89
Class R6 Shares
Inception (12/29/17)	4.09%
1 Year	5.89

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%,

1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 41.56%, 42.31%, 41.81%, 41.31%, 40.65% and 40.65%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.35%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2060 Fund Nasdaq: A: PKRGX ∎ C: PKRHX ∎ R: PKRJX Y: PKRIX ∎ R5: PKRKX ∎ R6: PKRLX

13                      Invesco Peak Retirement™ Funds

Fund Performance

Performance summary - Invesco Peak Retirement™ 2065 Fund

Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.78%
Class C Shares	15.43
Class R Shares	15.73
Class Y Shares	15.92
Class R5 Shares	15.92
Class R6 Shares	15.92
Russell 3000 Index▼ (Broad Market Index)	18.71
Custom Invesco Peak Retirement 2065 Benchmark ∎ (Style-Specific Index)	16.78
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Custom Invesco Peak Retirement 2065 Benchmark was created by Invesco to serve as a style-specific benchmark for Invesco Peak RetirementTM 2065 Fund. The index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of the index will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for nonresident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges
Class A Shares
Inception (12/29/17)	0.34%
1 Year	-0.62
Class C Shares
Inception (12/29/17)	2.80%
1 Year	3.45
Class R Shares
Inception (12/29/17)	3.29%
1 Year	4.87
Class Y Shares
Inception (12/29/17)	3.84%
1 Year	5.50
Class R5 Shares
Inception (12/29/17)	3.84%
1 Year	5.50
Class R6 Shares
Inception (12/29/17)	3.84%
1 Year	5.50

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 39.73%, 40.48%, 39.98%, 39.48%, 38.92% and 38.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.38%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

Invesco Peak RetirementTM 2065 Fund Nasdaq: A: PKRAX ∎ C: PKRBX ∎ R: PKRDX Y: PKRCX ∎ R5: PKREX ∎ R6: PKRFX

14                      Invesco Peak Retirement™ Funds

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

15                      Invesco Peak Retirement™ Funds

Schedule of Investments

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ Now Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.31%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Domestic Equity Funds–21.65%
Invesco Dividend Income Fund, Class R6	5.01%	$27,492	$1,672	$(6,113)	$3,323	$(521)	$470	1,144	$25,853

Invesco PureBetaSM MSCI USA ETF	1.50%	–	7,735	–	4	–	–	264	7,739

Invesco Russell Top 200 Pure Value ETF	–	36,526	1,371	(44,152)	4,566	1,689	547	–	–

Invesco S&P 500® Enhanced Value ETF	9.10%	–	46,930	–	(32)	–	–	1,343	46,898

Invesco S&P 500® High Dividend Low Volatility ETF	2.01%	–	10,361	–	(2)	–	–	246	10,359

Invesco S&P High Income Infrastructure ETF	4.03%	–	20,768	–	5	–	–	778	20,773

iShares Core S&P 500 ETF (b)	–	11,574	–	(13,528)	863	1,091	128	–	–

Total Domestic Equity Funds		75,592	88,837	(63,793)	8,727	2,259	1,145		111,622

Fixed Income Funds–61.56%
Invesco Core Plus Bond Fund, Class R6	5.51%	27,931	1,992	(3,160)	1,667	(12)	585	2,617	28,418

Invesco Corporate Bond Fund, Class R6	4.52%	32,378	1,893	(13,721)	2,783	(21)	768	3,154	23,312

Invesco Emerging Markets Sovereign Debt ETF	3.50%	23,831	1,197	(9,348)	2,602	(219)	635	622	18,063

Invesco Floating Rate Fund, Class R6	7.51%	20,826	17,323	–	575	–	567	5,219	38,724

Invesco High Yield Fund, Class R6	5.01%	18,449	6,207	–	1,163	–	576	6,328	25,819

Invesco Multi-Asset Income Fund, Class R6	7.01%	37,379	2,130	(6,843)	3,635	(160)	1,050	3,362	36,141

Invesco PureBetaSM US Aggregate Bond ETF	6.00%	–	30,936	–	–	–	–	1,217	30,936

Invesco Quality Income Fund, Class R6	12.02%	70,137	6,295	(16,104)	1,922	(274)	1,497	5,257	61,976

Invesco Short Duration Inflation Protected Fund, Class R6	1.00%	14,526	172	(9,876)	361	(29)	172	499	5,154

Invesco Taxable Municipal Bond ETF	2.50%	–	12,865	–	(6)	–	–	409	12,859

Invesco Variable Rate Preferred ETF	6.98%	22,295	11,636	–	2,068	–	687	1,444	35,999

iShares Core Total USD Bond Market ETF (b)	–	37,381	2,577	(41,852)	1,237	657	530	–	–

Total Fixed Income Funds		305,133	95,223	(100,904)	18,007	(58)	7,067		317,401

Foreign Equity Funds–4.94%
Invesco S&P International Developed Low Volatility ETF	4.94%	22,798	762	(1,174)	3,080	(11)	413	752	25,455

iShares Core MSCI EAFE ETF (b)	–	4,125	–	(4,604)	878	(399)	90	–	–

Total Foreign Equity Funds		26,923	762	(5,778)	3,958	(410)	503		25,455

Real Estate Funds–6.00%
Invesco Global Real Estate Income Fund, Class R6	6.00%	28,108	1,195	(1,500)	3,097	23	558	3,304	30,923

Money Market Funds–6.16%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	3.08%	14,371	12,605	(11,094)	–	–	168	15,882	15,882

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	3.08%	14,372	12,605	(11,093)	–	2	177	15,880	15,886

Total Money Market Funds		28,743	25,210	(22,187)	–	2	345		31,768

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $520,669)	100.31%	$464,499	$211,227	$(194,162)	$33,789	$1,816	$9,618		$517,169

OTHER ASSETS LESS LIABILITIES	(0.31)%								(1,603)

NET ASSETS	100.00%								$515,566

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2015 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.37%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Alternative Funds–0.49%
Invesco Global Targeted Returns Fund, Class R6	0.49%	$10,294	$–	$(7,531)	$492	$(297)	$–	303	$2,958

Asset Allocation Funds–0.28%
Invesco Macro Allocation Strategy Fund, Class R6	0.28%	6,147	–	(4,700)	239	7	–	181	1,693

Domestic Equity Funds–22.34%
Invesco All Cap Market Neutral Fund, Class R6(b)	0.30%	5,876	–	(3,494)	52	(639)	–	251	1,795

Invesco Diversified Dividend Fund, Class R6	–	3,788	31	(4,261)	603	(151)	33	1	10

Invesco Dividend Income Fund, Class R6	4.51%	21,270	10,907	(7,383)	2,938	(714)	376	1,195	27,018

Invesco Equally-Weighted S&P 500 Fund, Class R6	0.61%	16,364	888	(16,479)	3,192	(331)	–	58	3,634

Invesco Growth and Income Fund, Class R6	0.50%	6,991	1,416	(6,540)	2,227	(1,088)	50	127	3,006

Invesco PureBetaSM MSCI USA ETF	1.20%	–	7,179	–	3	–	–	245	7,182

Invesco Russell Top 200 Pure Growth ETF	–	10,896	770	(13,850)	327	1,857	20	–	–

Invesco Russell Top 200 Pure Value ETF	–	19,323	19,604	(42,638)	2,628	1,083	397	–	–

Invesco S&P 500® Enhanced Value ETF	7.78%	–	46,615	–	(32)	–	–	1,334	46,583

Invesco S&P 500® High Dividend Low Volatility ETF	2.22%	–	13,268	–	(3)	–	–	315	13,265

Invesco S&P 500® Pure Growth ETF	0.50%	–	2,983	–	3	–	–	25	2,986

Invesco S&P High Income Infrastructure ETF	3.22%	–	19,300	–	4	–	–	723	19,304

Invesco U.S. Managed Volatility Fund, Class R6	1.50%	25,542	1,337	(21,381)	3,047	456	–	848	9,001

iShares Core S&P 500 ETF (c)	–	11,574	2,786	(16,366)	1,111	895	126	–	–

iShares Core S&P Mid-Cap ETF (c)	–	1,328	659	(2,324)	206	131	9	–	–

Total Domestic Equity Funds		122,952	127,743	(134,716)	16,306	1,499	1,011		133,784

Fixed Income Funds–60.71%
Invesco 1-30 Laddered Treasury ETF	–	17,689	–	(18,247)	38	520	142	–	–

Invesco Core Plus Bond Fund, Class R6	5.61%	41,203	913	(10,653)	2,435	(313)	765	3,093	33,585

Invesco Corporate Bond Fund, Class R6	3.61%	18,605	16,981	(15,759)	1,964	(147)	494	2,929	21,644

Invesco Emerging Markets Sovereign Debt ETF	4.10%	36,671	–	(15,303)	3,951	(751)	857	846	24,568

Invesco Floating Rate Fund, Class R6	6.91%	34,929	14,148	(8,722)	1,147	(128)	825	5,576	41,374

Invesco High Yield Fund, Class R6	5.01%	33,602	4,967	(10,637)	2,432	(375)	895	7,350	29,989

Invesco Ladder Rite 0-5 Year Corporate Bond ETF	–	11,784	–	(11,985)	122	79	110	–	–

Invesco Multi-Asset Income Fund, Class R6	5.90%	26,625	15,817	(9,622)	2,900	(363)	800	3,289	35,357

Invesco PureBetaSM US Aggregate Bond ETF	5.60%	–	33,530	–	(1)	–	–	1,319	33,529

Invesco Quality Income Fund, Class R6	11.01%	66,995	21,033	(23,646)	2,168	(598)	1,389	5,594	65,952

Invesco Short Duration Inflation Protected Fund, Class R6	1.69%	19,685	203	(10,137)	479	(68)	202	985	10,162

Invesco Short Term Bond Fund, Class R6	1.00%	13,749	2,017	(9,978)	256	(59)	167	696	5,985

Invesco Taxable Municipal Bond ETF	3.19%	–	19,125	–	(9)	–	–	608	19,116

Invesco Variable Rate Investment Grade ETF	0.80%	–	4,776	–	(1)	–	–	192	4,775

Invesco Variable Rate Preferred ETF	6.28%	25,536	14,363	(4,621)	2,564	(223)	745	1,509	37,619

iShares Core Total USD Bond Market ETF (c)	–	44,621	5,047	(51,733)	938	1,127	582	–	–

iShares Core U.S. Aggregate Bond ETF (c)	–	11,820	–	(12,120)	162	138	119	–	–

Total Fixed Income Funds		403,514	152,920	(213,163)	21,545	(1,161)	8,092		363,655

Foreign Equity Funds– 5.29%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	12,982	–	(14,076)	2,541	(1,447)	116	–	–

Invesco RAFITM Strategic Developed ex-US ETF	1.30%	–	7,202	–	564	–	–	287	7,766

Invesco S&P International Developed Low Volatility ETF	3.99%	24,469	4,831	(8,618)	3,439	(223)	428	706	23,898

iShares Core MSCI EAFE ETF (c)	–	4,290	1,103	(5,882)	821	(332)	102	–	–

Total Foreign Equity Funds		41,741	13,136	(28,576)	7,365	(2,002)	646		31,664

Real Estate Funds– 5.39%
Invesco Global Real Estate Income Fund, Class R6	5.39%	27,109	7,492	(5,298)	2,971	23	516	3,451	32,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2015 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.37%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Money Market Funds– 5.87%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	2.83%	$16,050	$40,678	$(39,791)	$ –	$ –	$ 176	16,937	$16,937

Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	3.04%	18,540	40,679	(41,034)	–	4	206	18,181	18,189

Total Money Market Funds		34,590	81,357	(80,825)	–	4	382		35,126

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $597,698)	100.37%	$646,347	$382,648	$(474,809)	$48,918	$(1,927)	$10,647		$601,177

OTHER ASSETS LESS LIABILITIES	(0.37)%								(2,214)

NET ASSETS	100.00%								$598,963

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2020 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.31%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–2.54%
Invesco Global Targeted Returns Fund, Class R6	2.54%	$21,616	$7,057	$(3,899)	$704	$(177)	$–	2,595	$25,301
Asset Allocation Funds–1.57%
Invesco Macro Allocation Strategy Fund, Class R6	1.57%	13,787	4,595	(3,153)	401	(46)	–	1,667	15,584
Domestic Equity Funds–25.61%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.59%	13,676	6,332	(2,805)	(881)	(437)	–	2,219	15,885
Invesco Diversified Dividend Fund, Class R6	0.96%	7,587	1,904	(1,007)	1,189	(133)	121	479	9,540
Invesco Dividend Income Fund, Class R6	1.20%	4,534	6,856	–	541	–	110	528	11,931
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.11%	25,622	13,763	(13,491)	5,445	(317)	–	499	31,022
Invesco Growth and Income Fund, Class R6	2.51%	14,875	9,940	(2,169)	2,961	(600)	194	1,056	25,007
Invesco Russell Top 200 Pure Growth ETF	–	23,851	4,424	(33,511)	581	4,655	93	–	–
Invesco S&P 500® Enhanced Value ETF	2.02%	–	20,093	–	(14)	–	–	575	20,079
Invesco S&P 500® High Dividend Low Volatility ETF	2.41%	–	23,966	–	(6)	–	–	569	23,960
Invesco S&P 500® Pure Growth ETF	2.71%	–	26,965	–	31	–	–	226	26,996
Invesco S&P MidCap Low Volatility ETF	0.30%	4,483	2,409	(4,559)	302	390	24	59	3,025
Invesco U.S. Managed Volatility Fund, Class R6	8.80%	65,596	32,797	(21,415)	10,769	(175)	–	8,246	87,572
iShares Core S&P 500 ETF (c)	–	23,400	5,164	(32,416)	1,740	2,112	220	–	–
iShares Core S&P Mid-Cap ETF (c)	–	3,653	1,071	(5,357)	522	111	36	–	–
Total Domestic Equity Funds		187,277	155,684	(116,730)	23,180	5,606	798		255,017
Fixed Income Funds–57.28%
Invesco 1-30 Laddered Treasury ETF	–	48,087	14,883	(66,239)	90	3,179	554	–	–
Invesco Core Plus Bond Fund, Class R6	6.09%	51,788	18,670	(13,035)	3,642	(394)	1,137	5,587	60,671
Invesco Emerging Markets Sovereign Debt ETF	6.69%	45,733	21,370	(5,439)	5,470	(574)	1,330	2,292	66,560
Invesco Floating Rate Fund, Class R6	4.51%	43,155	20,286	(19,773)	1,642	(446)	1,259	6,047	44,864
Invesco High Yield Fund, Class R6	5.10%	43,006	19,107	(14,084)	3,388	(612)	1,436	12,452	50,805
Invesco Ladder Rite 0-5 Year Corporate Bond ETF	–	31,989	10,959	(43,681)	301	432	433	–	–
Invesco Multi-Asset Income Fund, Class R6	1.20%	4,672	6,788	–	530	–	185	1,115	11,990
Invesco PureBetaSM US Aggregate Bond ETF	3.89%	–	38,715	–	–	–	–	1,523	38,715
Invesco Quality Income Fund, Class R6	7.03%	53,552	20,446	(5,426)	1,604	(221)	1,218	5,933	69,955
Invesco Short Duration Inflation Protected Fund, Class R6	4.58%	32,084	23,549	(10,780)	902	(160)	383	4,418	45,595
Invesco Short Term Bond Fund, Class R6	5.08%	33,551	25,368	(9,028)	794	(84)	560	5,884	50,601
Invesco Taxable Municipal Bond ETF	6.17%	–	61,463	–	(29)	–	–	1,954	61,434
Invesco Variable Rate Investment Grade ETF	4.18%	–	41,640	–	(8)	–	–	1,674	41,632
Invesco Variable Rate Preferred ETF	2.76%	10,840	16,974	(1,437)	1,172	(126)	470	1,100	27,423
iShares Core Total USD Bond Market ETF (c)	–	18,370	29,868	(49,770)	368	1,164	339	–	–
iShares Core U.S. Aggregate Bond ETF (c)	–	39,082	12,612	(53,378)	514	1,170	496	–	–
Total Fixed Income Funds		455,909	382,698	(292,070)	20,380	3,328	9,800		570,245
Foreign Equity Funds–6.61%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	24,463	11,312	(37,783)	4,268	(2,260)	640	–	–
Invesco International Growth Fund, Class R6	–	7,037	866	(8,977)	1,634	(527)	–	1	33
Invesco PureBetaSM FTSE Developed ex-North America ETF	1.01%	–	9,999	–	10	–	–	413	10,009
Invesco RAFITM Strategic Developed ex-US ETF	5.60%	–	51,695	–	4,049	–	–	2,060	55,744
Invesco S&P International Developed Low Volatility ETF	–	9,131	14,468	(25,190)	984	607	319	–	–
iShares Core MSCI EAFE ETF (c)	–	8,360	2,042	(11,374)	1,418	(446)	127	–	–
Total Foreign Equity Funds		48,991	90,382	(83,324)	12,363	(2,626)	1,086		65,786
Real Estate Funds–2.99%
Invesco Global Real Estate Income Fund, Class R6	2.99%	22,880	7,460	(3,178)	2,789	(165)	487	3,182	29,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2020 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.31%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–3.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	1.85%	$7,471	$165,306	$(154,287)	$ –	$–	$141	18,490	$18,490
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	1.86%	7,469	165,309	(154,288)	–	1	148	18,484	18,491
Total Money Market Funds		14,940	330,615	(308,575)	–	1	289		36,981
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $985,842)	100.31%	$765,400	$978,491	$(810,929)	$59,817	$5,921	$12,460		$998,700
OTHER ASSETS LESS LIABILITIES	(0.31)%								(3,115)
NET ASSETS	100.00%								$995,585

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2025 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–101.51%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–2.91%
Invesco Global Targeted Returns Fund, Class R6	2.91%	$26,414	$25,152	$–	$776	$–	$–	5,368	$52,342
Asset Allocation Funds–1.94%
Invesco Macro Allocation Strategy Fund, Class R6	1.94%	17,473	16,845	–	622	–	–	3,737	34,940
Domestic Equity Funds–29.40%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.98%	17,385	19,925	–	(1,659)	–	–	4,979	35,651
Invesco Comstock Fund, Class R6	0.60%	–	10,769	–	–	–	–	439	10,769
Invesco Diversified Dividend Fund, Class R6	1.00%	11,470	7,966	(3,288)	1,876	(131)	228	899	17,893
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.50%	27,981	38,051	(8,941)	6,176	(325)	–	1,012	62,942
Invesco Growth and Income Fund, Class R6	2.60%	23,357	27,013	(7,742)	5,449	(1,410)	364	1,972	46,667
Invesco Russell Top 200 Pure Growth ETF	–	28,017	22,363	(57,727)	605	6,742	151	–	–
Invesco S&P 500® Pure Growth ETF	3.49%	–	62,641	–	70	–	–	525	62,711
Invesco S&P MidCap Low Volatility ETF	2.00%	16,824	25,571	(9,217)	1,876	938	183	702	35,992
Invesco U.S. Managed Volatility Fund, Class R6	14.23%	114,521	162,620	(43,411)	20,938	976	–	24,072	255,644
iShares Core S&P 500 ETF (c)	–	28,180	34,893	(68,936)	1,805	4,058	524	–	–
iShares Core S&P Mid-Cap ETF (c)	–	7,307	4,700	(13,348)	980	361	79	–	–
Total Domestic Equity Funds		275,042	416,512	(212,610)	38,116	11,209	1,529		528,269
Fixed Income Funds–54.07%
Invesco 1-30 Laddered Treasury ETF	–	62,870	68,360	(137,295)	(93)	6,158	964	–	–
Invesco Core Plus Bond Fund, Class R6	6.26%	58,554	62,692	(13,272)	4,733	(147)	1,588	10,365	112,560
Invesco Emerging Markets Sovereign Debt ETF	7.05%	42,140	79,112	(605)	6,130	(46)	1,608	4,364	126,731
Invesco Floating Rate Fund, Class R6	4.09%	40,075	53,176	(20,965)	1,531	(415)	1,472	9,892	73,402
Invesco High Yield Fund, Class R6	5.12%	40,183	51,358	(2,550)	3,024	(113)	1,684	22,525	91,902
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	33,118	48,474	(82,524)	222	710	647	–	–
Invesco PureBetaSM US Aggregate Bond ETF	2.78%	–	49,951	–	(1)	–	–	1,965	49,950
Invesco Quality Income Fund, Class R6	6.95%	56,003	69,720	(2,591)	1,864	(70)	1,586	10,596	124,926
Invesco Short Duration Inflation Protected Fund, Class R6	4.96%	33,209	56,174	(1,334)	1,012	(12)	715	8,629	89,049
Invesco Short Term Bond Fund, Class R6	5.16%	35,774	57,266	(1,324)	1,013	(6)	798	10,782	92,723
Invesco Taxable Municipal Bond ETF	6.94%	–	124,687	–	(59)	–	–	3,964	124,628
Invesco Variable Rate Investment Grade ETF	4.76%	–	85,495	–	(17)	–	–	3,437	85,478
iShares Core U.S. Aggregate Bond ETF (c)	–	56,972	59,498	(120,099)	465	3,164	903	–	–
Total Fixed Income Funds		458,898	865,963	(382,559)	19,824	9,223	11,965		971,349
Foreign Equity Funds–8.40%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	29,453	27,088	(59,249)	4,977	(2,269)	1,032	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	2,649	493	(3,345)	274	(71)	18	–	–
Invesco International Growth Fund, Class R6	1.09%	21,437	16,219	(22,741)	6,618	(1,851)	–	578	19,682
Invesco International Select Equity Fund, Class R6	0.39%	10,650	4,583	(10,549)	3,382	(1,132)	–	630	6,934
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.40%	–	7,191	–	7	–	–	297	7,198
Invesco RAFITM Strategic Developed ex-US ETF	6.22%	–	103,592	–	8,112	–	–	4,128	111,704
Invesco RAFITM Strategic Emerging Markets ETF	0.30%	–	5,467	–	(2)	–	–	207	5,465
iShares Core MSCI EAFE ETF (c)	–	13,420	12,148	(27,336)	2,256	(488)	491	–	–
Total Foreign Equity Funds		77,609	176,781	(123,220)	25,624	(5,811)	1,541		150,983
Real Estate Funds–2.98%
Invesco Global Real Estate Income Fund, Class R6	2.98%	26,204	25,555	(1,198)	2,959	(14)	784	5,716	53,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2025 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–101.51%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–1.81%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.63%	$3,547	$331,195	$(323,390)	$ –	$ –	$51	11,352	$11,352
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.45%	2,531	236,569	(230,992)	–	4	50	8,109	8,112
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.73%	4,053	378,509	(369,588)	–	–	58	12,974	12,974
Total Money Market Funds		10,131	946,273	(923,970)	–	4	159		32,438
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,793,877)	101.51%	$891,771	$2,473,081	$(1,643,557)	$87,921	$14,611	$15,978		$1,823,827
OTHER ASSETS LESS LIABILITIES	(1.51)%								(27,197)
NET ASSETS	100.00%								$1,796,630

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2030 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.10%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–2.98%
Invesco Global Targeted Returns Fund, Class R6	2.98%	$23,888	$28,536	$(768)	$862	$(25)	$–	5,384	$52,493
Asset Allocation Funds–1.97%
Invesco Macro Allocation Strategy Fund, Class R6	1.97%	15,783	18,537	–	487	–	–	3,722	34,807
Domestic Equity Funds–36.65%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.95%	15,660	20,508	–	(1,719)	–	–	4,811	34,449
Invesco Comstock Fund, Class R6	2.98%	7,251	53,097	(8,856)	1,924	(780)	86	2,146	52,636
Invesco Diversified Dividend Fund, Class R6	1.09%	14,396	13,475	(10,980)	2,697	(334)	346	968	19,254
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.48%	27,942	27,977	(962)	6,468	(22)	–	987	61,403
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	14,662	11,443	(28,409)	2,463	(159)	72	–	–
Invesco Growth and Income Fund, Class R6	2.98%	18,972	31,126	(817)	3,528	(144)	420	2,225	52,665
Invesco RAFITM Strategic US Small Company ETF	1.48%	–	26,207	–	(11)	–	–	1,110	26,196
Invesco Russell Top 200 Pure Growth ETF	–	34,793	29,613	(73,598)	1,945	7,247	190	–	–
Invesco S&P 500® Pure Growth ETF	3.47%	–	61,209	–	69	–	–	513	61,278
Invesco S&P MidCap Low Volatility ETF	2.99%	17,135	32,236	–	3,335	–	307	1,028	52,706
Invesco U.S. Managed Volatility Fund, Class R6	16.23%	143,158	150,791	(36,537)	27,769	1,216	–	26,968	286,397
iShares Core S&P 500 ETF (c)	–	8,051	25,085	(35,056)	763	1,157	257	–	–
iShares Core S&P Mid-Cap ETF (c)	–	8,137	8,161	(17,871)	1,221	352	124	–	–
Total Domestic Equity Funds		310,157	490,928	(213,086)	50,452	8,533	1,802		646,984
Fixed Income Funds–41.57%
Invesco 1-30 Laddered Treasury ETF	–	45,628	65,007	(116,768)	309	5,824	845	–	–
Invesco Core Plus Bond Fund, Class R6	5.24%	46,326	60,750	(18,972)	4,525	(103)	1,495	8,520	92,526
Invesco Emerging Markets Sovereign Debt ETF	4.94%	24,386	58,783	–	4,009	–	1,096	3,002	87,178
Invesco Floating Rate Fund, Class R6	2.38%	24,197	40,437	(23,158)	1,010	(458)	1,068	5,664	42,028
Invesco High Yield Fund, Class R6	3.56%	24,109	39,203	(2,199)	1,840	(65)	1,215	15,414	62,888
Invesco LadderRite 0-5 Year Corporate Bond ETF	–	9,427	32,158	(41,977)	89	303	280	–	–
Invesco Quality Income Fund, Class R6	6.91%	47,317	74,586	(1,775)	1,926	(47)	1,538	10,348	122,007
Invesco Short Duration Inflation Protected Fund, Class R6	4.93%	21,261	65,722	(750)	762	(6)	483	8,429	86,989
Invesco Short Term Bond Fund, Class R6	3.95%	25,143	44,446	(743)	822	(3)	637	8,101	69,665
Invesco Taxable Municipal Bond ETF	6.50%	–	114,841	–	(54)	–	–	3,651	114,787
Invesco Variable Rate Investment Grade ETF	3.16%	–	55,695	–	(11)	–	–	2,239	55,684
iShares Core U.S. Aggregate Bond ETF (c)	–	46,643	60,731	(111,189)	638	3,177	928	–	–
Total Fixed Income Funds		314,437	712,359	(317,531)	15,865	8,622	9,585		733,752
Foreign Equity Funds–13.35%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	32,792	36,421	(71,917)	5,565	(2,861)	1,240	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	8,817	7,856	(17,435)	951	(189)	134	–	–
Invesco International Growth Fund, Class R6	1.78%	28,578	25,346	(29,618)	9,057	(1,886)	–	925	31,477
Invesco International Select Equity Fund, Class R6	2.38%	18,003	23,083	(3,124)	4,383	(400)	–	3,813	41,945
Invesco RAFITM Strategic Developed ex-US ETF	7.99%	–	130,868	–	10,250	–	–	5,215	141,118
Invesco RAFITM Strategic Emerging Markets ETF	0.61%	–	10,696	–	(4)	–	–	405	10,692
Invesco S&P Emerging Markets Low Volatility ETF	0.59%	2,275	10,970	(2,926)	298	(178)	21	428	10,439
iShares Core MSCI EAFE ETF (c)	–	14,245	13,637	(29,767)	2,470	(585)	530	–	–
Total Foreign Equity Funds		104,710	258,877	(154,787)	32,970	(6,099)	1,925		235,671
Real Estate Funds–2.96%
Invesco Global Real Estate Income Fund, Class R6	2.96%	23,254	27,093	(1,264)	3,138	34	809	5,583	52,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2030 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.10%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–0.62%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.22%	$3,546	$296,605	$(296,363)	$–	$–	$75	3,788	$3,788
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.15%	2,596	211,860	(211,753)	–	3	58	2,705	2,706
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.25%	4,241	338,976	(338,801)	–	–	87	4,416	4,416
Total Money Market Funds		10,383	847,441	(846,917)	–	3	220		10,910
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,735,174)	100.10%	$802,612	$2,383,771	$(1,534,353)	$103,774	$11,068	$14,341		$1,766,872
OTHER ASSETS LESS LIABILITIES	(0.10)%								(1,711)
NET ASSETS	100.00%								$1,765,161

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2035 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–95.62%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–2.62%
Invesco Global Targeted Returns Fund, Class R6	2.62%	$16,133	$17,354	$–	$496	$–	$–	3,485	$33,983
Asset Allocation Funds–1.77%
Invesco Macro Allocation Strategy Fund, Class R6	1.77%	11,359	11,475	–	228	–	–	2,467	23,062
Domestic Equity Funds–42.01%
Invesco All Cap Market Neutral Fund, Class R6(b)	1.49%	5,353	14,513	–	(438)	–	–	2,713	19,428
Invesco Comstock Fund, Class R6	3.23%	14,151	29,682	(4,010)	2,581	(436)	187	1,711	41,968
Invesco Diversified Dividend Fund, Class R6	1.51%	21,556	12,761	(17,817)	3,758	(568)	365	990	19,690
Invesco Equally-Weighted S&P 500 Fund, Class R6	3.61%	29,749	17,060	(6,078)	6,216	(61)	–	754	46,886
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	20,231	14,788	(37,714)	2,600	95	174	–	–
Invesco Growth and Income Fund, Class R6	3.23%	13,489	26,243	–	2,245	–	205	1,773	41,977
Invesco Long/Short Equity Fund, Class R6(b)	0.37%	8,110	4,426	(7,414)	1,871	(2,175)	–	541	4,818
Invesco RAFITM Strategic US Small Company ETF	3.31%	–	43,064	–	(18)	–	–	1,824	43,046
Invesco Russell Top 200 Pure Growth ETF	–	41,706	23,786	(75,800)	652	9,656	189	–	–
Invesco S&P 500® Pure Growth ETF	3.50%	–	45,459	–	51	–	–	381	45,510
Invesco S&P MidCap Low Volatility ETF	2.85%	13,539	21,176	–	2,353	–	172	723	37,068
Invesco S&P SmallCap Low Volatility ETF	0.38%	8,059	3,399	(7,756)	945	295	46	103	4,942
Invesco U.S. Managed Volatility Fund, Class R6	18.53%	124,241	93,329	–	23,251	–	–	22,676	240,821
iShares Core S&P Mid-Cap ETF (c)	–	6,808	4,403	(12,432)	835	386	78	–	–
Total Domestic Equity Funds		306,992	354,089	(169,021)	46,902	7,192	1,416		546,154
Fixed Income Funds–29.24%
Invesco 1-30 Laddered Treasury ETF	–	31,547	24,867	(59,536)	308	2,814	472	–	–
Invesco Core Plus Bond Fund, Class R6	3.97%	28,835	31,033	(10,654)	2,423	(40)	806	4,751	51,597
Invesco Emerging Markets Sovereign Debt ETF	2.55%	12,708	18,667	–	1,731	–	471	1,140	33,106
Invesco Floating Rate Fund, Class R6	1.70%	12,744	15,014	(5,914)	430	(120)	465	2,986	22,154
Invesco High Yield Fund, Class R6	1.70%	12,752	14,490	(5,949)	1,028	(175)	529	5,428	22,146
Invesco Quality Income Fund, Class R6	6.79%	36,207	50,870	–	1,208	–	1,011	7,488	88,285
Invesco Short Duration Inflation Protected Fund, Class R6	4.24%	14,756	39,880	–	456	–	256	5,338	55,092
Invesco Short Term Bond Fund, Class R6	3.58%	20,084	25,938	–	541	–	420	5,415	46,563
Invesco Taxable Municipal Bond ETF	4.71%	–	61,211	–	(29)	–	–	1,946	61,182
iShares Core U.S. Aggregate Bond ETF (c)	–	32,906	29,382	(64,465)	479	1,698	541	–	–
Total Fixed Income Funds		202,539	311,352	(146,518)	8,575	4,177	4,971		380,125
Foreign Equity Funds–16.74%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,094	25,637	(64,697)	5,770	(2,804)	1,050	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	11,981	8,027	(21,153)	1,410	(265)	189	–	–
Invesco International Growth Fund, Class R6	2.93%	28,894	16,784	(14,052)	7,879	(1,388)	–	1,120	38,117
Invesco International Select Equity Fund, Class R6	3.97%	20,779	30,231	(3,776)	4,907	(485)	–	4,696	51,656
Invesco RAFITM Strategic Developed ex-US ETF	7.74%	–	93,302	–	7,307	–	–	3,718	100,609
Invesco RAFITM Strategic Emerging Markets ETF	1.06%	–	13,786	–	(5)	–	–	522	13,781
Invesco S&P Emerging Markets Low Volatility ETF	1.04%	7,326	9,019	(3,378)	796	(300)	82	552	13,463
iShares Core MSCI EAFE ETF (c)	–	13,420	9,382	(24,494)	2,130	(438)	418	–	–
Total Foreign Equity Funds		118,494	206,168	(131,550)	30,194	(5,680)	1,739		217,626
Real Estate Funds–2.61%
Invesco Global Real Estate Income Fund, Class R6	2.61%	16,115	15,793	–	2,023	–	453	3,625	33,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2035 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–95.62%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–0.63%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.22%	$28,189	$158,038	$(183,375)	$–	$–	$56	2,852	$2,852
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.16%	20,135	112,884	(130,982)	–	1	40	2,037	2,038
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.25%	32,216	180,615	(209,572)	–	–	62	3,259	3,259
Total Money Market Funds		80,540	451,537	(523,929)	–	1	158		8,149
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,216,345)	95.62%	$752,172	$1,367,768	$(971,018)	$88,418	$5,690	$8,737		$1,243,030
OTHER ASSETS LESS LIABILITIES	4.38%								56,975
NET ASSETS	100.00%								$1,300,005

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.

(c) Not affiliated with Invesco Advisers, Inc.

(d) The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2040 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers-100.32%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Alternative Funds–1.57%
Invesco Global Targeted Returns Fund, Class R6	1.57%	$5,103	$13,222	$(1,075)	$248	$(30)	$–	1,792	$17,468
Asset Allocation Funds–1.18%
Invesco Macro Allocation Strategy Fund, Class R6	1.18%	3,971	9,188	–	(66)	–	–	1,400	13,093
Domestic Equity Funds–50.94%
Invesco Comstock Fund, Class R6	5.37%	19,311	40,008	(2,362)	3,094	(259)	276	2,438	59,792
Invesco Diversified Dividend Fund, Class R6	2.28%	35,830	16,686	(32,464)	6,170	(835)	646	1,276	25,387
Invesco Equally-Weighted S&P 500 Fund, Class R6	5.17%	32,526	18,330	–	6,740	–	–	926	57,596
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	22,959	11,717	(37,532)	3,165	(309)	176	–	–
Invesco Growth and Income Fund, Class R6	4.97%	13,820	39,322	–	2,215	–	209	2,338	55,357
Invesco Long/Short Equity Fund, Class R6(b)	1.94%	13,714	8,585	–	(652)	–	–	2,432	21,647
Invesco RAFITM Strategic US Small Company ETF	3.47%	–	38,626	–	(16)	–	–	1,636	38,610
Invesco Russell Top 200 Pure Growth ETF	–	57,775	19,990	(91,682)	1,601	12,316	–	–	–
Invesco S&P 500® Pure Growth ETF	5.35%	–	59,539	–	67	–	258	499	59,606
Invesco S&P MidCap Low Volatility ETF	2.99%	18,156	17,378	(5,297)	2,472	565	197	649	33,274
Invesco S&P SmallCap Low Volatility ETF	2.19%	15,947	9,000	(2,683)	1,973	137	232	508	24,374
Invesco U.S. Managed Volatility Fund, Class R6	17.21%	108,882	64,318	(1,631)	20,184	9	–	18,057	191,762
iShares Core S&P 500 ETF (c)	–	6,291	1,364	(8,775)	428	692	53	–	–
iShares Core S&P Mid-Cap ETF (c)	–	11,125	4,593	(17,686)	1,427	541	108	–	–
Total Domestic Equity Funds		356,336	349,456	(200,112)	48,868	12,857	2,155		567,405
Fixed Income Funds–23.10%
Invesco 1-30 Laddered Treasury ETF	–	28,641	21,377	(52,870)	37	2,815	432	–	–
Invesco Core Plus Bond Fund, Class R6	2.67%	19,831	17,430	(9,090)	1,648	(65)	550	2,740	29,754
Invesco Emerging Markets Sovereign Debt ETF	1.48%	10,119	5,163	–	1,242	–	346	569	16,524
Invesco Floating Rate Fund, Class R6	0.79%	4,091	8,925	(4,244)	144	(78)	184	1,191	8,838
Invesco High Yield Fund, Class R6	0.80%	3,951	8,845	(4,225)	363	(92)	211	2,167	8,842
Invesco Quality Income Fund, Class R6	7.80%	32,153	57,430	(3,809)	1,125	(75)	898	7,364	86,824
Invesco Short Duration Inflation Protected Fund, Class R6	1.97%	5,109	17,790	(1,168)	239	(2)	137	2,129	21,968
Invesco Short Term Bond Fund, Class R6	2.96%	18,114	16,432	(2,076)	510	–	397	3,835	32,980
Invesco Taxable Municipal Bond ETF	4.63%	–	51,617	–	(24)	–	–	1,641	51,593
iShares Core U.S. Aggregate Bond ETF (c)	–	28,752	21,014	(51,626)	315	1,545	486	–	–
Total Fixed Income Funds		150,761	226,023	(129,108)	5,599	4,048	3,641		257,323
Foreign Equity Funds–20.67%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	47,988	23,436	(75,274)	7,773	(3,923)	1,333	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	13,859	8,224	(23,378)	1,507	(212)	224	–	–
Invesco International Growth Fund, Class R6	3.77%	39,308	15,586	(21,430)	10,881	(2,417)	–	1,232	41,928
Invesco International Select Equity Fund, Class R6	5.15%	25,809	27,456	(1,259)	5,518	(164)	–	5,215	57,360
Invesco RAFITM Strategic Developed ex-US ETF	8.63%	–	89,186	–	6,985	–	–	3,554	96,171
Invesco RAFITM Strategic Emerging Markets ETF	1.61%	–	17,985	–	(7)	–	–	681	17,978
Invesco S&P Emerging Markets Low Volatility ETF	1.51%	12,422	5,165	(1,661)	1,056	(153)	185	690	16,829
iShares Core MSCI EAFE ETF (c)	–	13,915	5,788	(21,425)	2,141	(419)	401	–	–
Total Foreign Equity Funds		153,301	192,826	(144,427)	35,854	(7,288)	2,143		230,266
Real Estate Funds–2.15%
Invesco Global Real Estate Income Fund, Class R6	2.15%	17,760	9,595	(5,498)	2,023	95	423	2,561	23,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2040 Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.32%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Money Market Funds–0.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.25%	$ 2,631	$ 117,563	$(117,444)	$ –	$ –	$ 44	2,750	$ 2,750
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.18%	1,878	83,973	(83,887)	–	1	34	1,964	1,965
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.28%	3,006	134,357	(134,220)	–	–	52	3,143	3,143
Total Money Market Funds		7,515	335,893	(335,551)	–	1	130		7,858
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,098,434)	100.32%	$694,747	$1,136,203	$(815,771)	$92,526	$9,683	$8,492		$1,117,388
OTHER ASSETS LESS LIABILITIES	(0.32)%								(3,525)
NET ASSETS	100.00%								$1,113,863

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2045 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.74%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19
Domestic Equity Funds–56.72%
Invesco Comstock Fund, Class R6	7.23%	$22,879	$47,445	$(3,050)	$ 3,691	$ (334)	$ 299	2,879	$70,631
Invesco Diversified Dividend Fund, Class R6	3.65%	45,002	16,213	(32,136)	7,496	(880)	782	1,794	35,695
Invesco Equally-Weighted S&P 500 Fund, Class R6	6.14%	34,487	23,521	(4,802)	6,836	(48)	–	965	59,994
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	23,982	10,042	(37,261)	2,883	354	179	–	–
Invesco Growth and Income Fund, Class R6	4.85%	8,861	37,134	–	1,418	–	143	2,003	47,413
Invesco Long/Short Equity Fund, Class R6(b)	1.71%	8,282	8,708	–	(265)	–	–	1,879	16,725
Invesco RAFITM Strategic US Small Company ETF	3.46%	–	33,762	–	(14)	–	–	1,430	33,748
Invesco Russell Top 200 Pure Growth ETF	–	70,089	16,967	(103,428)	468	15,904	290	–	–
Invesco S&P 500® Pure Growth ETF	9.39%	–	91,635	–	103	–	–	768	91,738
Invesco S&P MidCap Low Volatility ETF	2.92%	18,866	7,105	(562)	3,087	61	221	557	28,557
Invesco S&P SmallCap Low Volatility ETF	2.97%	17,610	11,433	(2,390)	2,253	122	254	605	29,028
Invesco U.S. Managed Volatility Fund, Class R6	14.40%	85,162	39,976	–	15,485	–	–	13,241	140,623
iShares Core S&P 500 ETF (c)	–	11,574	2,546	(16,193)	717	1,356	143	–	–
iShares Core S&P Mid-Cap ETF (c)	–	8,967	6,934	(17,482)	1,067	514	113	–	–
Total Domestic Equity Funds		355,761	353,421	(217,304)	45,225	17,049	2,424		554,152
Fixed Income Funds–15.89%
Invesco 1-30 Laddered Treasury ETF	–	24,075	11,666	(37,930)	311	1,878	341	–	–
Invesco Core Plus Bond Fund, Class R6	1.38%	15,042	7,327	(9,959)	1,135	(37)	382	1,244	13,508
Invesco Emerging Markets Sovereign Debt ETF	1.34%	6,843	5,252	–	944	–	250	449	13,039
Invesco Quality Income Fund, Class R6	7.37%	27,108	44,122	–	818	–	712	6,111	72,048
Invesco Short Term Bond Fund, Class R6	2.36%	5,565	17,280	–	215	–	158	2,681	23,060
Invesco Taxable Municipal Bond ETF	3.44%	–	33,594	–	(16)	–	–	1,068	33,578
iShares Core U.S. Aggregate Bond ETF (c)	–	20,446	14,303	(36,073)	423	901	325	–	–
Total Fixed Income Funds		99,079	133,544	(83,962)	3,830	2,742	2,168		155,233
Foreign Equity Funds–23.88%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	46,337	21,458	(71,790)	8,077	(4,082)	1,370	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,317	5,672	(19,243)	1,593	(339)	201	–	–
Invesco International Growth Fund, Class R6	5.04%	42,215	13,096	(15,344)	10,686	(1,465)	–	1,446	49,188
Invesco International Select Equity Fund, Class R6	6.02%	26,569	28,247	(1,656)	5,863	(212)	–	5,346	58,811
Invesco RAFITM Strategic Developed ex-US ETF	9.24%	–	83,740	–	6,559	–	–	3,337	90,299
Invesco RAFITM Strategic Emerging Markets ETF	2.01%	–	19,650	–	(8)	–	–	744	19,642
Invesco S&P Emerging Markets Low Volatility ETF	1.57%	12,057	5,865	(3,608)	1,253	(226)	200	629	15,341
iShares Core MSCI EAFE ETF (c)	–	12,375	5,252	(19,153)	2,125	(599)	357	–	–
Total Foreign Equity Funds		151,870	182,980	(130,794)	36,148	(6,923)	2,128		233,281
Real Estate Funds–2.69%
Invesco Global Real Estate Income Fund, Class R6	2.69%	14,687	9,839	–	1,798	–	396	2,813	26,324
Money Market Funds–1.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.55%	2,189	82,270	(79,126)	–	–	44	5,333	5,333
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.39%	1,563	58,765	(56,519)	–	2	34	3,809	3,811
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.62%	2,494	94,024	(90,460)	–	–	50	6,058	6,058
Total Money Market Funds		6,246	235,059	(226,105)	–	2	128		15,202
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $963,958)	100.74%	$627,643	$914,843	$(658,165)	$87,001	$12,870	$7,244		$984,192
OTHER ASSETS LESS LIABILITIES	(0.74)%								(7,212)
NET ASSETS	100.00%								$976,980

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2050 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.51%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Domestic Equity Funds–59.60%
Invesco Comstock Fund, Class R6	8.95%	$36,095	$76,240	$(4,625)	$5,823	$(500)	$489	4,608	$113,033
Invesco Diversified Dividend Fund, Class R6	4.95%	70,959	31,866	(50,616)	11,668	(1,295)	1,283	3,145	62,582
Invesco Equally-Weighted S&P 500 Fund, Class R6	7.55%	51,964	38,171	(4,995)	10,333	(40)	–	1,534	95,433
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	31,257	15,509	(50,625)	4,382	(523)	247	–	–
Invesco Growth and Income Fund, Class R6	3.58%	3,082	41,636	–	497	–	70	1,910	45,215
Invesco Long/Short Equity Fund, Class R6(b)	0.86%	5,428	5,633	–	(180)	–	–	1,223	10,881
Invesco RAFITM Strategic US Small Company ETF	3.47%	–	43,820	–	(18)	–	–	1,856	43,802
Invesco Russell Top 200 Pure Growth ETF	–	100,899	43,870	(168,253)	3,345	20,139	455	–	–
Invesco S&P 500® Pure Growth ETF	11.72%	–	147,832	–	167	–	–	1,239	147,999
Invesco S&P MidCap Low Volatility ETF	2.99%	23,260	10,666	–	3,809	–	276	736	37,735
Invesco S&P SmallCap Low Volatility ETF	2.98%	27,545	15,200	(8,732)	3,298	401	395	786	37,712
Invesco U.S. Managed Volatility Fund, Class R6	12.55%	92,316	51,778	(2,093)	16,389	94	–	14,923	158,484
iShares Core S&P 500 ETF(c)	–	24,909	9,826	(39,089)	1,938	2,416	293	–	–
iShares Core S&P Mid-Cap ETF(c)	–	7,639	3,073	(12,043)	1,020	311	89	–	–
Total Domestic Equity Funds		475,353	535,120	(341,071)	62,471	21,003	3,597		752,876

Fixed Income Funds–12.00%
Invesco 1-30 Laddered Treasury ETF	–	27,971	17,641	(48,363)	118	2,633	412	–	–
Invesco Core Plus Bond Fund, Class R6	0.99%	18,896	10,763	(18,495)	1,269	124	487	1,156	12,557
Invesco Emerging Markets Sovereign Debt ETF	0.75%	2,880	6,041	–	517	–	139	325	9,438
Invesco Quality Income Fund, Class R6	6.81%	29,579	56,102	(605)	972	(19)	815	7,297	86,029
Invesco Taxable Municipal Bond ETF	3.45%	–	43,596	–	(20)	–	–	1,386	43,576
iShares Core U.S. Aggregate Bond ETF(c)	–	9,052	19,447	(29,393)	126	768	177	–	–
Total Fixed Income Funds		88,378	153,590	(96,856)	2,982	3,506	2,030		151,600

Foreign Equity Funds–26.37%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	59,882	32,385	(96,807)	8,922	(4,382)	1,786	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	17,773	9,016	(28,332)	1,737	(194)	266	–	–
Invesco International Growth Fund, Class R6	5.55%	54,085	22,216	(17,866)	13,283	(1,659)	–	2,059	70,059
Invesco International Select Equity Fund, Class R6	6.64%	33,870	44,082	(783)	6,733	(76)	–	7,620	83,826
Invesco RAFITM Strategic Developed ex-US ETF	10.23%	–	119,902	–	9,391	–	–	4,778	129,293
Invesco RAFITM Strategic Emerging Markets ETF	2.02%	–	25,512	–	(10)	–	–	966	25,502
Invesco S&P Emerging Markets Low Volatility ETF	1.93%	15,197	8,030	–	1,187	–	256	1,001	24,414
iShares Core MSCI EAFE ETF(c)	–	17,710	8,210	(27,988)	2,660	(592)	477	–	–
Total Foreign Equity Funds		198,517	269,353	(171,776)	43,903	(6,903)	2,785		333,094

Real Estate Funds–1.73%
Invesco Global Real Estate Income Fund, Class R6	1.73%	10,721	9,880	–	1,290	–	305	2,339	21,891

Money Market Funds–0.81%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.28%	3,029	122,960	(122,396)	–	–	52	3,593	3,593
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.20%	2,161	87,829	(87,425)	–	1	39	2,565	2,566
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.33%	3,461	140,526	(139,880)	–	–	60	4,107	4,107
Total Money Market Funds		8,651	351,315	(349,701)	–	1	151		10,266
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,245,399)	100.51%	$781,620	$1,319,258	$(959,404)	$110,646	$17,607	$8,868		$1,269,727
OTHER ASSETS LESS LIABILITIES	(0.51)%								(6,488)
NET ASSETS	100.00%								$1,263,239

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2055 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.59%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Domestic Equity Funds–62.24%
Invesco Comstock Fund, Class R6	11.24%	$28,995	$42,561	$(6,211)	$4,872	$(640)	$336	2,836	$69,577
Invesco Diversified Dividend Fund, Class R6	6.88%	46,659	10,582	(21,343)	7,213	(523)	774	2,140	42,588
Invesco Equally-Weighted S&P 500 Fund, Class R6	10.26%	36,979	24,872	(5,506)	7,137	(21)	–	1,020	63,461
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	23,300	4,896	(31,322)	3,483	(357)	141	–	–
Invesco Long/Short Equity Fund, Class R6(b)	0.37%	815	1,469	–	(24)	–	–	254	2,260
Invesco RAFITM Strategic US Small Company ETF	3.44%	–	21,296	–	(9)	–	–	902	21,287
Invesco Russell Top 200 Pure Growth ETF	–	69,219	8,985	(93,795)	458	15,133	260	–	–
Invesco S&P 500® Pure Growth ETF	13.20%	–	81,612	–	92	–	–	684	81,704
Invesco S&P MidCap Low Volatility ETF	2.97%	12,429	4,590	(700)	1,973	63	133	358	18,355
Invesco S&P SmallCap Low Volatility ETF	2.96%	17,610	4,099	(5,612)	2,033	198	239	382	18,328
Invesco U.S. Managed Volatility Fund, Class R6	10.92%	49,051	13,752	(3,548)	8,123	174	–	6,361	67,552
iShares Core S&P 500 ETF(c)	–	19,122	2,058	(24,460)	1,470	1,810	221	–	–
iShares Core S&P Mid-Cap ETF(c)	–	4,816	573	(6,216)	681	146	46	–	–
Total Domestic Equity Funds		308,995	221,345	(198,713)	37,502	15,983	2,150		385,112

Fixed Income Funds–8.04%
Invesco 1-30 Laddered Treasury ETF	–	13,602	6,156	(20,913)	153	1,002	176	–	–
Invesco Core Plus Bond Fund, Class R6	0.79%	4,691	6,594	(6,831)	385	42	137	449	4,881
Invesco Quality Income Fund, Class R6	3.87%	13,642	9,890	–	380	–	330	2,028	23,912
Invesco Taxable Municipal Bond ETF	3.38%	–	20,949	–	(10)	–	–	666	20,939
Total Fixed Income Funds		31,935	43,589	(27,744)	908	1,044	643		49,732

Foreign Equity Funds–28.11%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	37,182	10,341	(50,574)	7,657	(4,606)	941	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,159	1,562	(14,837)	1,656	(540)	159	–	–
Invesco International Growth Fund, Class R6	6.00%	34,551	3,069	(7,455)	7,677	(734)	–	1,090	37,108
Invesco International Select Equity Fund, Class R6	7.47%	22,408	21,279	(2,003)	4,744	(200)	–	4,203	46,228
Invesco RAFITM Strategic Developed ex-US ETF	10.58%	–	60,704	–	4,754	–	–	–	65,458
Invesco RAFITM Strategic Emerging Markets ETF	2.01%	–	12,413	–	(5)	–	–	470	12,408
Invesco S&P Emerging Markets Low Volatility ETF	2.05%	11,011	1,985	(1,070)	876	(95)	134	521	12,707
iShares Core MSCI EAFE ETF(c)	–	12,155	1,969	(15,540)	2,378	(962)	274	–	–
Total Foreign Equity Funds		129,466	113,322	(91,479)	29,737	(7,137)	1,508		173,909

Real Estate Funds–0.75%
Invesco Global Real Estate Income Fund, Class R6	0.75%	1,898	2,481	–	243	–	61	494	4,622

Money Market Funds–1.45%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	0.51%	2,508	27,291	(26,647)	–	–	28	3,152	3,152
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	0.36%	1,792	19,494	(19,034)	–	–	21	2,251	2,252
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	0.58%	2,867	31,189	(30,453)	–	–	32	3,603	3,603
Total Money Market Funds		7,167	77,974	(76,134)	–	–	81		9,007
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $617,803)	100.59%	$479,461	$458,711	$(394,070)	$68,390	$9,890	$4,443		$622,382
OTHER ASSETS LESS LIABILITIES	(0.59)%								(3,651)
NET ASSETS	100.00%								$618,731

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from June 30, 2019.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2060 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.64%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Domestic Equity Funds–65.41%
Invesco Comstock Fund, Class R6	12.82%	$31,522	$65,538	$–	$4,823	$–	$470	4,153	$101,883
Invesco Diversified Dividend Fund, Class R6	6.88%	44,952	25,846	(22,885)	7,267	(506)	875	2,747	54,674
Invesco Equally-Weighted S&P 500 Fund, Class R6	11.84%	39,100	46,938	–	8,065	–	–	1,513	94,103
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	25,232	13,830	(42,443)	3,695	(314)	213	–	–
Invesco RAFITM Strategic US Small Company ETF	3.44%	–	27,340	–	(11)	–	–	1,158	27,329
Invesco Russell Top 200 Pure Growth ETF	–	70,730	32,712	(120,505)	444	16,619	340	–	–
Invesco S&P 500® Pure Growth ETF	14.78%	–	117,287	–	132	–	–	983	117,419
Invesco S&P MidCap Low Volatility ETF	2.90%	11,497	9,755	–	1,820	–	141	450	23,072
Invesco S&P SmallCap Low Volatility ETF	2.97%	15,990	8,416	(2,926)	1,975	103	271	491	23,558
Invesco U.S. Managed Volatility Fund, Class R6	9.78%	45,270	24,360	–	8,082	–	–	7,318	77,712
iShares Core S&P 500 ETF(b)	–	18,116	9,526	(30,947)	1,381	1,924	264	–	–
iShares Core S&P Mid-Cap ETF(b)	–	4,318	2,655	(7,770)	672	125	53	–	–
Total Domestic Equity Funds		306,727	384,203	(227,476)	38,345	17,951	2,627		519,750

Fixed Income Funds–4.90%
Invesco 1-30 Laddered Treasury ETF	–	11,335	6,573	(18,880)	208	764	151	–	–
Invesco Quality Income Fund, Class R6	1.67%	11,353	7,750	(6,154)	426	(104)	280	1,125	13,271
Invesco Taxable Municipal Bond ETF	3.23%	–	25,667	–	(12)	–	–	816	25,655
Total Fixed Income Funds		22,688	39,990	(25,034)	622	660	431		38,926

Foreign Equity Funds–28.79%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	35,869	22,399	(61,395)	7,523	(4,396)	1,160	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	11,407	6,596	(19,307)	1,695	(391)	197	–	–
Invesco International Growth Fund, Class R6	6.39%	34,185	17,390	(8,337)	8,293	(774)	–	1,492	50,757
Invesco International Select Equity Fund, Class R6	7.86%	22,502	35,086	–	4,890	–	–	5,680	62,478
Invesco RAFITM Strategic Developed ex-US ETF	10.58%	–	77,969	–	6,106	–	–	3,107	84,075
Invesco RAFITM Strategic Emerging Markets ETF	2.01%	–	15,925	–	(6)	–	–	603	15,919
Invesco S&P Emerging Markets Low Volatility ETF	1.95%	11,125	6,983	(3,584)	1,212	(224)	198	636	15,512
iShares Core MSCI EAFE ETF(b)	–	11,385	6,756	(19,522)	2,342	(961)	365	–	–
Total Foreign Equity Funds		126,473	189,104	(112,145)	32,055	(6,746)	1,920		228,741

Money Market Funds–1.54%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.54%	2,319	85,398	(83,441)	–	–	41	4,276	4,276
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.39%	1,656	61,000	(59,601)	–	–	31	3,054	3,055
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.61%	2,635	97,597	(95,361)	–	–	46	4,871	4,871
Total Money Market Funds		6,610	243,995	(238,403)	–	–	118		12,202
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $791,417)	100.64%	$462,498	$857,292	$(603,058)	$71,022	$11,865	$5,096		$799,619
OTHER ASSETS LESS LIABILITIES	(0.64)%								(5,062)
NET ASSETS	100.00%								$794,557

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                      Invesco Peak Retirement™ Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2065 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.89%(a)

	% of Net Assets 06/30/19	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/19	Value 06/30/19

Domestic Equity Funds–65.47%
Invesco Comstock Fund, Class R6	12.82%	$32,475	$39,126	$(1,422)	$4,854	$(140)	$406	3,053	$74,893
Invesco Diversified Dividend Fund, Class R6	6.88%	46,321	3,826	(16,568)	7,002	(384)	758	2,020	40,197
Invesco Equally-Weighted S&P 500 Fund, Class R6	11.84%	39,572	22,493	(554)	7,652	–	–	1,112	69,163
Invesco FTSE RAFI US 1500 Small-Mid ETF	–	25,914	2,897	(32,112)	3,781	(480)	168	–	–
Invesco RAFITM Strategic US Small Company ETF	3.44%	–	20,116	–	(9)	–	–	852	20,107
Invesco Russell Top 200 Pure Growth ETF	–	72,287	2,169	(90,704)	477	15,771	280	–	–
Invesco S&P 500® Pure Growth ETF	14.77%	–	86,146	–	97	–	–	722	86,243
Invesco S&P MidCap Low Volatility ETF	2.97%	11,763	3,733	–	1,833	–	118	338	17,329
Invesco S&P SmallCap Low Volatility ETF	2.96%	16,331	1,636	(2,791)	1,990	107	205	360	17,273
Invesco U.S. Managed Volatility Fund, Class R6	9.79%	45,948	4,872	(1,342)	7,642	64	–	5,385	57,184
iShares Core S&P 500 ETF(b)	–	18,871	571	(22,695)	1,510	1,743	222	–	–
iShares Core S&P Mid-Cap ETF(b)	–	4,484	560	(5,827)	706	77	45	–	–
Total Domestic Equity Funds		313,966	188,145	(174,015)	37,535	16,758	2,202		382,389

Fixed Income Funds–4.89%
Invesco 1-30 Laddered Treasury ETF	–	11,654	1,802	(14,347)	53	838	142	–	–
Invesco Quality Income Fund, Class R6	1.67%	11,684	2,019	(4,244)	313	(18)	222	827	9,754
Invesco Taxable Municipal Bond ETF	3.22%	–	18,842	–	(9)	–	–	599	18,833
Total Fixed Income Funds		23,338	22,663	(18,591)	357	820	364		28,587

Foreign Equity Funds–28.78%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	–	36,957	5,538	(45,580)	7,579	(4,494)	903	–	–
Invesco FTSE RAFI Emerging Markets ETF	–	12,040	1,204	(14,362)	1,801	(683)	154	–	–
Invesco International Growth Fund, Class R6	6.39%	35,234	2,534	(7,634)	7,914	(734)	–	1,096	37,314
Invesco International Select Equity Fund, Class R6	7.86%	23,174	18,744	(710)	4,806	(98)	–	4,174	45,916
Invesco RAFITM Strategic Developed ex-US ETF	10.58%	–	57,291	–	4,487	–	–	2,283	61,778
Invesco RAFITM Strategic Emerging Markets ETF	2.00%	–	11,699	–	(4)	–	–	443	11,695
Invesco S&P Emerging Markets Low Volatility ETF	1.95%	11,898	914	(2,267)	1,017	(147)	150	468	11,415
iShares Core MSCI EAFE ETF(b)	–	11,715	640	(13,751)	2,380	(984)	268	–	–
Total Foreign Equity Funds		131,018	98,564	(84,304)	29,980	(7,140)	1,475		168,118

Money Market Funds–1.75%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	0.61%	2,317	15,166	(13,893)	–	–	27	3,590	3,590
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	0.44%	1,655	10,832	(9,933)	–	1	21	2,554	2,555
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	0.70%	2,609	17,332	(15,854)	–	–	30	4,087	4,087
Total Money Market Funds		6,581	43,330	(39,680)	–	1	78		10,232
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $585,715)	100.89%	$474,903	$352,702	$(316,590)	$67,872	$10,439	$4,119		$589,326
OTHER ASSETS LESS LIABILITIES	(0.89)%								(5,209)
NET ASSETS	100.00%								$584,117

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                      Invesco Peak Retirement™ Funds

Portfolio Composition*

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ Now Fund

By fund type, based on total investments

Fixed Income Funds	61.37%
Equity Funds	26.51
Alternative Funds	5.98
Money Market Funds	6.14

Invesco Peak Retirement™ 2015 Fund

By fund type, based on total investments

Fixed Income Funds	60.49%
Equity Funds	27.53
Alternative Funds	6.14
Money Market Funds	5.84

Invesco Peak Retirement™ 2020 Fund

By fund type, based on total investments

Fixed Income Funds	57.10%
Equity Funds	32.13
Alternative Funds	7.07
Money Market Funds	3.70

Invesco Peak Retirement™ 2025 Fund

By fund type, based on total investments

Fixed Income Funds	53.26%
Equity Funds	37.24
Alternative Funds	7.72
Money Market Funds	1.78

Invesco Peak Retirement™ 2030 Fund

By fund type, based on total investments

Equity Funds	49.96%
Fixed Income Funds	41.53
Alternative Funds	7.90
Money Market Funds	0.61

Invesco Peak Retirement™ 2035 Fund

By fund type, based on total investments

Equity Funds	61.45%
Fixed Income Funds	30.58
Alternative Funds	7.31
Money Market Funds	0.66

Invesco Peak Retirement™ 2040 Fund

By fund type, based on total investments

Equity Funds	71.39%
Fixed Income Funds	23.03
Alternative Funds	4.88
Money Market Funds	0.70

Invesco Peak Retirement™ 2045 Fund

By fund type, based on total investments

Equity Funds	80.01%
Fixed Income Funds	15.77
Alternative Funds	2.68
Money Market Funds	1.54

Invesco Peak Retirement™ 2050 Fund

By fund type, based on total investments

Equity Funds	85.53%
Fixed Income Funds	11.94
Alternative Funds	1.72
Money Market Funds	0.81

Invesco Peak Retirement™ 2055 Fund

By fund type, based on total investments

Equity Funds	89.82%
Fixed Income Funds	7.99
Alternative Funds	0.74
Money Market Funds	1.45

Invesco Peak Retirement™ 2060 Fund

By fund type, based on total investments

Equity Funds	93.61%
Fixed Income Funds	4.87
Money Market Funds	1.52

Invesco Peak Retirement™ 2065 Fund

By fund type, based on total investments

Equity Funds	93.41%
Fixed Income Funds	4.85
Money Market Funds	1.74

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                      Invesco Peak Retirement™ Funds

Statements of Assets and Liabilities

June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund
Assets:
Investments in affiliated underlying funds, at value	$517,169	$601,177	$998,700	$1,823,827	$1,766,872	$1,243,030
Cash	–	–	8,605	–	–	62,132
Receivable for:
Investments sold - affiliated underlying funds	102,060	114,333	211,555	359,664	379,236	287,350
Investments sold - unaffiliated underlying funds	59,130	68,811	114,946	216,479	188,700	101,390
Fund shares sold	–	–	–	–	4,012	60,395
Fund expenses absorbed	–	4,062	7,076	4,005	8,080	4,843
Dividends - affiliated underlying funds	705	784	1,047	1,645	1,320	685
Investment for trustee deferred compensation and retirement plans	3,873	3,873	3,874	3,874	3,874	3,874
Other assets	31,958	26,708	26,323	25,672	26,376	26,292
Total assets	714,895	819,748	1,372,126	2,435,166	2,378,470	1,789,991

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	163,057	185,483	337,461	602,756	572,569	453,937
Accrued fees to affiliates	7,212	336	1,178	1,592	1,984	1,497
Accrued trustees’ and officers’ fees and benefits	382	401	557	383	427	557
Accrued other operating expenses	24,804	30,691	33,471	29,931	34,455	30,121
Trustee deferred compensation and retirement plans	3,874	3,874	3,874	3,874	3,874	3,874
Total liabilities	199,329	220,785	376,541	638,536	613,309	489,986
Net assets applicable to shares outstanding	$515,566	$598,963	$995,585	$1,796,630	$1,765,161	$1,300,005

Net assets consist of:
Shares of beneficial interest	$515,739	$584,494	$961,348	$1,732,310	$1,702,867	$1,253,618
Distributable earnings	(173)	14,469	34,237	64,320	62,294	46,387
	$515,566	$598,963	$995,585	$1,796,630	$1,765,161	$1,300,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                      Invesco Peak Retirement™ Funds

Statements of Assets and Liabilities–(continued)

June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund

Net Assets:
Class A	$41,952	$127,173	$328,719	$1,171,540	$902,540	$512,815
Class C	$24,767	$10,152	$184,289	$92,842	$163,730	$229,770
Class R	$9,981	$10,211	$10,281	$61,985	$129,974	$98,784
Class Y	$39,906	$41,049	$59,851	$56,717	$155,011	$46,747
Class R5	$99,754	$102,608	$103,125	$103,400	$103,490	$102,986
Class R6	$299,206	$307,770	$309,320	$310,146	$310,416	$308,903

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,207	12,428	31,970	113,597	87,456	49,939
Class C	2,485	1,001	18,006	9,060	15,938	22,487
Class R	1,001	1,001	1,001	6,021	12,621	9,637
Class Y	4,001	4,001	5,805	5,486	14,979	4,540
Class R5	10,001	10,001	10,001	10,001	10,001	10,001
Class R6	30,001	30,001	30,001	30,001	30,001	30,001
Class A:
Net asset value per share	$9.97	$10.23	$10.28	$10.31	$10.32	$10.27
Maximum offering price per share (Net asset value ÷ 94.50%)	$10.55	$10.83	$10.88	$10.91	$10.92	$10.87
Class C:
Net asset value and offering price per share	$9.97	$10.14	$10.23	$10.25	$10.27	$10.22
Class R:
Net asset value and offering price per share	$9.97	$10.20	$10.27	$10.29	$10.30	$10.25
Class Y:
Net asset value and offering price per share	$9.97	$10.26	$10.31	$10.34	$10.35	$10.30
Class R5:
Net asset value and offering price per share	$9.97	$10.26	$10.31	$10.34	$10.35	$10.30
Class R6:
Net asset value and offering price per share	$9.97	$10.26	$10.31	$10.34	$10.35	$10.30
Cost of Investments in affiliated underlying funds	$520,669	$597,698	$985,842	$1,793,877	$1,735,174	$1,216,345
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                      Invesco Peak Retirement™ Funds

Statements of Assets and Liabilities–(continued)

June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
Assets:
Investments in affiliated underlying funds, at value	$1,117,388	$984,192	$1,269,727	$622,382	$799,619	$589,326
Cash	24,944	600	5,393	–	38	–
Receivable for:
Investments sold - affiliated underlying funds	306,223	310,687	453,723	227,612	303,664	222,818
Investments sold - unaffiliated underlying funds	86,168	87,446	97,528	45,068	58,238	42,273
Fund shares sold	236	465	–	25	–	–
Fund expenses absorbed	2,870	–	3,894	4,029	2,258	–
Dividends - affiliated underlying funds	458	265	270	113	99	15
Investment for trustee deferred compensation and retirement plans	3,874	3,874	3,874	3,874	3,874	3,874
Other assets	26,308	33,125	25,797	26,569	26,210	35,005
Total assets	1,568,469	1,420,654	1,860,206	929,672	1,194,000	893,311

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	420,312	405,068	561,502	275,926	366,509	269,618
Accrued fees to affiliates	988	4,355	1,648	390	429	5,188
Accrued trustees’ and officers’ fees and benefits	401	427	427	401	426	426
Accrued other operating expenses	29,031	29,950	29,516	30,350	28,205	30,088
Trustee deferred compensation and retirement plans	3,874	3,874	3,874	3,874	3,874	3,874
Total liabilities	454,606	443,674	596,967	310,941	399,443	309,194
Net assets applicable to shares outstanding	$1,113,863	$976,980	$1,263,239	$618,731	$794,557	$584,117

Net assets consist of:
Shares of beneficial interest	$1,067,369	$928,271	$1,202,155	$592,409	$762,041	$568,754
Distributable earnings	46,494	48,709	61,084	26,322	32,516	15,363
	$1,113,863	$976,980	$1,263,239	$618,731	$794,557	$584,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                      Invesco Peak Retirement™ Funds

Statements of Assets and Liabilities–(continued)

June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund

Net Assets:
Class A	$532,897	$276,246	$381,225	$110,964	$293,939	$93,994
Class C	$99,886	$168,806	$194,133	$19,246	$18,590	$21,053
Class R	$27,656	$76,071	$103,693	$29,075	$22,650	$10,394
Class Y	$41,230	$41,452	$164,833	$41,778	$41,771	$41,706
Class R5	$103,062	$103,615	$104,852	$104,430	$104,415	$104,256
Class R6	$309,132	$310,790	$314,503	$313,238	$313,192	$312,714

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	51,858	26,731	36,474	10,645	28,192	8,948
Class C	9,757	16,484	18,750	1,859	1,793	2,038
Class R	2,695	7,380	9,954	2,797	2,177	1,001
Class Y	4,001	4,001	15,718	4,001	4,001	4,001
Class R5	10,001	10,001	10,001	10,001	10,001	10,001
Class R6	30,001	30,001	30,001	30,001	30,001	30,001
Class A:
Net asset value per share	$10.28	$10.33	$10.45	$10.42	$10.43	$10.50
Maximum offering price per share (Net asset value ÷ 94.50%)	$10.88	$10.93	$11.06	$11.03	$11.04	$11.11
Class C:
Net asset value and offering price per share	$10.24	$10.24	$10.35	$10.35	$10.37	$10.33
Class R:
Net asset value and offering price per share	$10.26	$10.31	$10.42	$10.40	$10.40	$10.38
Class Y:
Net asset value and offering price per share	$10.30	$10.36	$10.49	$10.44	$10.44	$10.42
Class R5:
Net asset value and offering price per share	$10.31	$10.36	$10.48	$10.44	$10.44	$10.42
Class R6:
Net asset value and offering price per share	$10.30	$10.36	$10.48	$10.44	$10.44	$10.42
Cost of Investments in affiliated underlying funds	$1,098,434	$963,958	$1,245,399	$617,803	$791,417	$585,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                      Invesco Peak Retirement™ Funds

Statements of Operations

For the six months ended June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund
Investment income:
Dividends from affiliated underlying funds	$8,870	$9,709	$11,242	$13,981	$12,502	$7,700

Dividends from unaffiliated underlying funds	748	938	1,218	1,997	1,839	1,037

Total investment income	9,618	10,647	12,460	15,978	14,341	8,737

Expenses:
Administrative services fees	35	43	60	85	89	64

Custodian fees	435	–	–	1,350	1,036	–

Distribution fees:
Class A	50	180	299	807	841	305

Class C	73	125	842	383	399	711

Class R	24	24	25	91	167	204

Transfer agent fees – A, C, R and Y	163	211	306	838	1,538	647

Transfer agent fees – R5	3	3	3	3	3	3

Transfer agent fees – R6	10	10	10	9	9	10

Trustees’ and officers’ fees and benefits	11,312	11,332	11,490	11,317	11,361	11,490

Registration and filing fees	36,919	36,968	37,164	37,115	37,221	37,058

Reports to shareholders	7,914	7,816	8,425	5,021	7,950	7,100

Professional services fees	17,614	20,083	15,998	18,720	17,735	15,415

Other	1,328	363	1,659	2,003	1,322	2,423

Total expenses	75,880	77,158	76,281	77,742	79,671	75,430

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(75,439)	(76,414)	(74,477)	(75,514)	(77,263)	(73,457)

Net expenses	441	744	1,804	2,228	2,408	1,973

Net investment income	9,177	9,903	10,656	13,750	11,933	6,764

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Affiliated underlying fund shares	467	(3,886)	1,810	7,516	6,967	4,044

Unaffiliated underlying fund shares	1,349	1,959	4,111	7,095	4,101	1,646

	1,816	(1,927)	5,921	14,611	11,068	5,690

Change in net unrealized appreciation of: Affiliated underlying fund shares	30,811	45,680	55,255	82,415	98,682	84,974

Unaffiliated underlying fund shares	2,978	3,238	4,562	5,506	5,092	3,444

	33,789	48,918	59,817	87,921	103,774	88,418

Net realized and unrealized gain	35,605	46,991	65,738	102,532	114,842	94,108

Net increase in net assets resulting from operations	$44,782	$56,894	$76,394	$116,282	$126,775	$100,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                      Invesco Peak Retirement™ Funds

Statements of Operations–(continued)

For the six months ended June 30, 2019

(Unaudited)

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
Investment income:
Dividends from affiliated underlying funds	$7,444	$6,306	$7,832	$3,902	$4,414	$3,584

Dividends from unaffiliated underlying funds	1,048	938	1,036	541	682	535

Total investment income	8,492	7,244	8,868	4,443	5,096	4,119

Expenses:
Administrative services fees	65	55	70	39	39	38

Custodian fees	1,025	1,738	1,031	–	–	793

Distribution fees:
Class A	571	237	356	90	124	86

Class C	139	527	756	138	72	122

Class R	28	144	166	28	30	25

Transfer agent fees – A, C, R and Y	698	320	1,081	420	440	487

Transfer agent fees – R5	3	3	3	3	9	3

Transfer agent fees – R6	9	8	9	10	27	9

Trustees’ and officers’ fees and benefits	11,334	11,358	11,360	11,332	11,357	11,357

Registration and filing fees	37,167	28,604	37,164	37,160	37,160	28,663

Reports to shareholders	4,300	5,501	5,350	7,562	3,338	5,600

Professional services fees	18,396	18,149	16,593	18,953	15,926	18,110

Other	1,631	2,699	1,702	1,784	3,020	883

Total expenses	75,366	69,343	75,641	77,519	71,542	66,176

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(73,850)	(67,737)	(73,519)	(76,764)	(70,800)	(65,480)

Net expenses	1,516	1,606	2,122	755	742	696

Net investment income	6,976	5,638	6,746	3,688	4,354	3,423

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Affiliated underlying fund shares	7,324	10,698	14,704	8,896	10,777	9,603

Unaffiliated underlying fund shares	2,359	2,172	2,903	994	1,088	836

	9,683	12,870	17,607	9,890	11,865	10,439

Change in net unrealized appreciation of: Affiliated underlying fund shares	88,215	82,669	104,902	63,861	66,627	63,276

Unaffiliated underlying fund shares	4,311	4,332	5,744	4,529	4,395	4,596

	92,526	87,001	110,646	68,390	71,022	67,872

Net realized and unrealized gain	102,209	99,871	128,253	78,280	82,887	78,311

Net increase in net assets resulting from operations	$109,185	$105,509	$134,999	$81,968	$87,241	$81,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ Now Fund		Invesco Peak Retirement™ 2015 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$9,177	$17,772	$9,903	$18,189

Net realized gain (loss)	1,816	1,441	(1,927)	2,724

Change in net unrealized appreciation (depreciation)	33,789	(37,289)	48,918	(45,439)

Net increase (decrease) in net assets resulting from operations	44,782	(18,076)	56,894	(24,526)

Distributions to shareholders from distributable earnings:
Class A	(741)	(1,414)	–	(3,348)

Class C	(200)	(279)	–	(2,941)

Class R	(166)	(324)	–	(269)

Class Y	(761)	(1,474)	–	(1,151)

Class R5	(1,902)	(3,685)	–	(2,877)

Class R6	(5,706)	(11,053)	–	(8,631)

Total distributions from distributable earnings	(9,476)	(18,229)	–	(19,217)

Share transactions–net:
Class A	951	41,077	(7,075)	129,331

Class C	14,487	10,010	(102,540)	116,056

Class R	–	10,010	–	10,010

Class Y	–	40,010	–	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	15,438	501,127	(109,615)	695,427

Net increase (decrease) in net assets	50,744	464,822	(52,721)	651,684

Net assets:
Beginning of period	464,822	–	651,684	–

End of period	$515,566	$464,822	$598,963	$651,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ 2020 Fund		Invesco Peak Retirement™ 2025 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations: Net investment income	$10,656	$17,916	$13,750	$18,148

Net realized gain (loss)	5,921	5,110	14,611	6,091

Change in net unrealized appreciation (depreciation)	59,817	(46,959)	87,921	(57,971)

Net increase (decrease) in net assets resulting from operations	76,394	(23,933)	116,282	(33,732)

Distributions to shareholders from distributable earnings:
Class A	–	(6,075)	–	(8,046)

Class C	–	(2,306)	–	(1,667)

Class R	–	(236)	–	(208)

Class Y	–	(1,082)	–	(952)

Class R5	–	(2,706)	–	(2,379)

Class R6	–	(8,118)	–	(7,137)

Total distributions from distributable earnings	–	(20,523)	–	(20,389)

Share transactions–net:
Class A	80,865	238,570	733,864	395,395

Class C	54,827	120,889	(5,519)	95,689

Class R	–	10,010	50,000	10,010

Class Y	18,456	40,010	15,000	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	154,148	809,499	793,345	941,124

Net increase (decrease) in net assets	230,542	765,043	909,627	887,003

Net assets:
Beginning of period	765,043	–	887,003	–

End of period	$995,585	$765,043	$1,796,630	$887,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ 2030 Fund		Invesco Peak Retirement™ 2035 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations: Net investment income	$11,933	$ 15,856	$6,764	$ 12,390

Net realized gain (loss)	11,068	7,865	5,690	7,789

Change in net unrealized appreciation (depreciation)	103,774	(72,076)	88,418	(61,733)

Net increase (decrease) in net assets resulting from operations	126,775	(48,355)	100,872	(41,554)

Distributions to shareholders from distributable earnings:
Class A	–	(7,983)	–	(2,916)

Class C	–	(155)	–	(154)

Class R	–	(178)	–	(1,243)

Class Y	–	(847)	–	(901)

Class R5	–	(2,115)	–	(2,252)

Class R6	–	(6,345)	–	(6,756)

Total distributions from distributable earnings	–	(17,623)	–	(14,222)

Share transactions–net:
Class A	461,993	407,532	358,509	139,575

Class C	146,958	11,439	132,380	84,591

Class R	90,607	34,510	24,603	69,800

Class Y	111,295	40,010	5,421	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	810,853	893,511	520,913	733,996

Net increase (decrease) in net assets	937,628	827,533	621,785	678,220

Net assets:
Beginning of period	827,533	–	678,220	–

End of period	$1,765,161	$827,533	$1,300,005	$678,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ 2040 Fund		Invesco Peak Retirement™ 2045 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$6,976	$ 12,221	$5,638	$ 11,345

Net realized gain (loss)	9,683	11,642	12,870	11,407

Change in net unrealized appreciation (depreciation)	92,526	(73,572)	87,001	(66,767)

Net increase (decrease) in net assets resulting from operations	109,185	(49,709)	105,509	(44,015)

Distributions to shareholders from distributable earnings:
Class A	–	(4,818)	–	(3,231)

Class C	–	(123)	–	(661)

Class R	–	(172)	–	(396)

Class Y	–	(824)	–	(894)

Class R5	–	(2,059)	–	(2,234)

Class R6	–	(6,177)	–	(6,702)

Total distributions from distributable earnings	–	(14,173)	–	(14,118)

Share transactions–net:
Class A	205,110	298,024	107,543	155,009

Class C	88,235	10,010	86,276	71,019

Class R	16,891	10,260	32,022	37,705

Class Y	–	40,010	–	40,010

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	310,236	758,324	225,841	703,763

Net increase (decrease) in net assets	419,421	694,442	331,350	645,630

Net assets:
Beginning of period	694,442	–	645,630	–

End of period	$1,113,863	$694,442	$976,980	$645,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ 2050 Fund		Invesco Peak Retirement™ 2055 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$6,746	$12,401	$3,688	$9,291

Net realized gain (loss)	17,607	13,310	9,890	9,012

Change in net unrealized appreciation (depreciation)	110,646	(86,318)	68,390	(63,811)

Net increase (decrease) in net assets resulting from operations	134,999	(60,607)	81,968	(45,508)

Distributions to shareholders from distributable earnings:
Class A	–	(3,979)	–	(1,160)

Class C	–	(1,823)	–	(404)

Class R	–	(779)	–	(183)

Class Y	–	(933)	–	(870)

Class R5	–	(1,802)	–	(2,175)

Class R6	–	(5,406)	–	(6,525)

Total distributions from distributable earnings	–	(14,722)	–	(11,317)

Share transactions–net:
Class A	119,335	238,824	47,560	59,528

Class C	67,556	117,011	(8,100)	26,308

Class R	52,319	47,647	18,252	10,010

Class Y	107,910	52,563	–	40,010

Class R5	–	100,106	–	100,010

Class R6	–	300,298	–	300,010

Net increase (decrease) in net assets resulting from share transactions	347,120	856,449	57,712	535,876

Net increase (decrease) in net assets	482,119	781,120	139,680	479,051

Net assets:
Beginning of period	781,120	–	479,051	–

End of period	$1,263,239	$781,120	$618,731	$479,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                      Invesco Peak Retirement™ Funds

Statements of Changes in Net Assets–(continued)

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	Invesco Peak Retirement™ 2060 Fund		Invesco Peak Retirement™ 2065 Fund
	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018	June 30, 2019	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$4,354	$8,881	$3,423	$9,115

Net realized gain (loss)	11,865	9,309	10,439	(1,821)

Change in net unrealized appreciation (depreciation)	71,022	(62,820)	67,872	(64,261)

Net increase (decrease) in net assets resulting from operations	87,241	(44,630)	81,734	(56,967)

Distributions to shareholders from distributable earnings:
Class A	–	(1,057)	–	(982)

Class C	–	(193)	–	(400)

Class R	–	(201)	–	(169)

Class Y	–	(888)	–	(824)

Class R5	–	(2,219)	–	(2,059)

Class R6	–	(6,658)	–	(6,177)

Total distributions from distributable earnings	–	(11,216)	–	(10,611)

Share transactions–net:
Class A	230,213	53,106	35,164	65,675

Class C	4,274	13,554	(7,167)	26,288

Class R	10,756	11,229	–	10,010

Class Y	–	40,010	–	39,971

Class R5	–	100,010	–	100,010

Class R6	–	300,010	–	300,010

Net increase (decrease) in net assets resulting from share transactions	245,243	517,919	27,997	541,964

Net increase (decrease) in net assets	332,484	462,073	109,731	474,386

Net assets:
Beginning of period	462,073	–	474,386	–

End of period	$794,557	$462,073	$584,117	$474,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                      Invesco Peak Retirement™ Funds

Financial Highlights

June 30, 2019

(Unaudited)

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Peak Retirement™ Now Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.27	$0.17	$0.71	$0.88	$(0.18)	$9.97	7.55%	$42	0.37	%(e)	31.47	%(e)	3.56	%(e)	37%
Year ended 12/31/18(f)	10.00	0.34	(0.72)	(0.38)	(0.35)	9.27	(3.90)	38	0.37	(g)	52.02	(g)	3.47	(g)	4
Class C
Six months ended 06/30/19	9.27	0.14	0.70	0.84	(0.14)	9.97	7.55	25	1.12	(e)	32.22	(e)	2.81	(e)	37
Year ended 12/31/18(f)	10.00	0.26	(0.71)	(0.45)	(0.28)	9.27	(4.56)	9	1.12	(g)	52.77	(g)	2.72	(g)	4
Class R
Six months ended 06/30/19	9.27	0.16	0.71	0.87	(0.17)	9.97	7.55	10	0.62	(e)	31.72	(e)	3.31	(e)	37
Year ended 12/31/18(f)	10.00	0.31	(0.72)	(0.41)	(0.32)	9.27	(4.12)	9	0.62	(g)	52.27	(g)	3.22	(g)	4
Class Y
Six months ended 06/30/19	9.28	0.18	0.70	0.88	(0.19)	9.97	7.44	40	0.12	(e)	31.22	(e)	3.81	(e)	37
Year ended 12/31/18(f)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	37	0.12	(g)	51.77	(g)	3.72	(g)	4
Class R5
Six months ended 06/30/19	9.28	0.18	0.70	0.88	(0.19)	9.97	7.44	100	0.12	(e)	30.91	(e)	3.81	(e)	37
Year ended 12/31/18(f)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	93	0.12	(g)	51.22	(g)	3.72	(g)	4
Class R6
Six months ended 06/30/19	9.28	0.18	0.70	0.88	(0.19)	9.97	7.44	299	0.12	(e)	30.91	(e)	3.81	(e)	37
Year ended 12/31/18(f)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	278	0.12	(g)	51.22	(g)	3.72	(g)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44% and 0.44% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $40, $15, $10, $39, $97 and $292 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2015 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.35	$0.15	$0.73	$0.88	$–	$10.23	9.41%	$127	0.38	%(e)	25.52	%(e)	3.10	%(e)	51%
Year ended 12/31/18(f)	10.00	0.31	(0.68)	(0.37)	(0.28)	9.35	(3.73)	121	0.38	(g)	45.25	(g)	3.11	(g)	5
Class C
Six months ended 06/30/19	9.30	0.11	0.73	0.84	–	10.14	9.03	10	1.14	(e)	26.28	(e)	2.34	(e)	51
Year ended 12/31/18(f)	10.00	0.23	(0.67)	(0.44)	(0.26)	9.30	(4.42)	109	1.13	(g)	46.00	(g)	2.36	(g)	5
Class R
Six months ended 06/30/19	9.34	0.14	0.72	0.86	–	10.20	9.21	10	0.63	(e)	25.77	(e)	2.85	(e)	51
Year ended 12/31/18(f)	10.00	0.28	(0.67)	(0.39)	(0.27)	9.34	(3.90)	9	0.63	(g)	45.50	(g)	2.86	(g)	5
Class Y
Six months ended 06/30/19	9.37	0.16	0.73	0.89	–	10.26	9.50	41	0.13	(e)	25.27	(e)	3.35	(e)	51
Year ended 12/31/18(f)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	37	0.13	(g)	45.00	(g)	3.36	(g)	5
Class R5
Six months ended 06/30/19	9.37	0.16	0.73	0.89	–	10.26	9.50	103	0.14	(e)	25.09	(e)	3.34	(e)	51
Year ended 12/31/18(f)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	94	0.13	(g)	44.65	(g)	3.36	(g)	5
Class R6
Six months ended 06/30/19	9.37	0.16	0.73	0.89	–	10.26	9.50	308	0.14	(e)	25.09	(e)	3.34	(e)	51
Year ended 12/31/18(f)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	281	0.13	(g)	44.65	(g)	3.36	(g)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.41% and 0.41% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $145, $25, $10, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2020 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.39	$0.12	$0.77	$0.89	$–	$–	$–	$10.28	9.48%	$329	0.40	%(e)	17.93	%(e)	2.52	%(e)	59%
Year ended 12/31/18(f)	10.00	0.27	(0.62)	(0.35)	(0.25)	(0.01)	(0.26)	9.39	(3.52)	227	0.40	(g)	40.02	(g)	2.74	(g)	5
Class C
Six months ended 06/30/19	9.38	0.09	0.76	0.85	–	–	–	10.23	9.06	184	1.15	(e)	18.68	(e)	1.77	(e)	59
Year ended 12/31/18(f)	10.00	0.19	(0.62)	(0.43)	(0.18)	(0.01)	(0.19)	9.38	(4.27)	115	1.15	(g)	40.77	(g)	1.99	(g)	5
Class R
Six months ended 06/30/19	9.39	0.11	0.77	0.88	–	–	–	10.27	9.37	10	0.65	(e)	18.18	(e)	2.27	(e)	59
Year ended 12/31/18(f)	10.00	0.25	(0.62)	(0.37)	(0.23)	(0.01)	(0.24)	9.39	(3.75)	9	0.65	(g)	40.27	(g)	2.49	(g)	5
Class Y
Six months ended 06/30/19	9.41	0.14	0.76	0.90	–	–	–	10.31	9.56	60	0.15	(e)	17.68	(e)	2.77	(e)	59
Year ended 12/31/18(f)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	38	0.15	(g)	39.77	(g)	2.99	(g)	5
Class R5
Six months ended 06/30/19	9.41	0.14	0.76	0.90	–	–	–	10.31	9.56	103	0.15	(e)	17.56	(e)	2.77	(e)	59
Year ended 12/31/18(f)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	94	0.15	(g)	39.51	(g)	2.99	(g)	5
Class R6
Six months ended 06/30/19	9.41	0.14	0.76	0.90	–	–	–	10.31	9.56	309	0.15	(e)	17.56	(e)	2.77	(e)	59
Year ended 12/31/18(f)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	282	0.15	(g)	39.51	(g)	2.99	(g)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.41% and 0.41% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $241, $170, $10, $41, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2025 Fund

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.35	$0.11	$0.85	$0.96	$–	$10.31	10.27%	$1,172	0.41	%(e)	13.06	%(e)	2.25	%(e)	60%
Year ended 12/31/18(f)	10.00	0.25	(0.68)	(0.43)	(0.22)	9.35	(4.24)	375	0.40	(g)	37.07	(g)	2.55	(g)	10
Class C
Six months ended 06/30/19	9.33	0.07	0.85	0.92	–	10.25	9.86	93	1.16	(e)	13.81	(e)	1.50	(e)	60
Year ended 12/31/18(f)	10.00	0.18	(0.67)	(0.49)	(0.18)	9.33	(4.92)	91	1.15	(g)	37.82	(g)	1.80	(g)	10
Class R
Six months ended 06/30/19	9.35	0.10	0.84	0.94	–	10.29	10.05	62	0.66	(e)	13.31	(e)	2.00	(e)	60
Year ended 12/31/18(f)	10.00	0.23	(0.67)	(0.44)	(0.21)	9.35	(4.41)	9	0.65	(g)	37.32	(g)	2.30	(g)	10
Class Y
Six months ended 06/30/19	9.37	0.12	0.85	0.97	–	10.34	10.35	57	0.16	(e)	12.81	(e)	2.50	(e)	60
Year ended 12/31/18(f)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	37	0.15	(g)	36.82	(g)	2.80	(g)	10
Class R5
Six months ended 06/30/19	9.37	0.12	0.85	0.97	–	10.34	10.35	103	0.16	(e)	12.62	(e)	2.50	(e)	60
Year ended 12/31/18(f)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	94	0.15	(g)	36.55	(g)	2.80	(g)	10
Class R6
Six months ended 06/30/19	9.37	0.12	0.85	0.97	–	10.34	10.35	310	0.16	(e)	12.62	(e)	2.50	(e)	60
Year ended 12/31/18(f)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	281	0.15	(g)	36.55	(g)	2.80	(g)	10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.39% and 0.39% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $651, $77, $37, $47, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2030 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 9.25	$0.09	$ 0.98	$1.07	$ –	$10.32	11.57%	$903	0.41	%(e)	12.71	%(e)	1.85	%(e)	54%
Year ended 12/31/18(f)	10.00	0.23	(0.78)	(0.55)	(0.20)	9.25	(5.47)	375	0.40	(g)	41.47	(g)	2.40	(g)	5
Class C
Six months ended 06/30/19	9.24	0.05	0.98	1.03	–	10.27	11.15	164	1.16	(e)	13.46	(e)	1.10	(e)	54
Year ended 12/31/18(f)	10.00	0.16	(0.79)	(0.63)	(0.13)	9.24	(6.24)	11	1.15	(g)	42.22	(g)	1.65	(g)	5
Class R
Six months ended 06/30/19	9.25	0.08	0.97	1.05	–	10.30	11.35	130	0.66	(e)	12.96	(e)	1.60	(e)	54
Year ended 12/31/18(f)	10.00	0.21	(0.78)	(0.57)	(0.18)	9.25	(5.71)	34	0.65	(g)	41.72	(g)	2.15	(g)	5
Class Y
Six months ended 06/30/19	9.26	0.10	0.99	1.09	–	10.35	11.77	155	0.16	(e)	12.46	(e)	2.10	(e)	54
Year ended 12/31/18(f)	10.00	0.26	(0.79)	(0.53)	(0.21)	9.26	(5.28)	37	0.15	(g)	41.22	(g)	2.65	(g)	5
Class R5
Six months ended 06/30/19	9.26	0.10	0.99	1.09	–	10.35	11.77	103	0.16	(e)	12.11	(e)	2.10	(e)	54
Year ended 12/31/18(f)	10.00	0.26	(0.79)	(0.53)	(0.21)	9.26	(5.28)	93	0.15	(g)	40.89	(g)	2.65	(g)	5
Class R6
Six months ended 06/30/19	9.26	0.10	0.99	1.09	–	10.35	11.77	310	0.16	(e)	12.11	(e)	2.10	(e)	54
Year ended 12/31/18(f)	10.00	0.26	(0.79)	(0.53)	(0.21)	9.26	(5.28)	278	0.15	(g)	40.89	(g)	2.65	(g)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.39% and 0.39% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $679, $80, $68, $55, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2035 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 9.12	$0.07	$ 1.08	$ 1.15	$ –	$ –	$ –	$10.27	12.61%	$513	0.42	%(e)	16.84	%(e)	1.52	%(e)	49%
Year ended 12/31/18(f)	10.00	0.21	(0.87)	(0.66)	(0.21)	(0.01)	(0.22)	9.12	(6.66)	127	0.41	(g)	47.00	(g)	2.09	(g)	6
Class C
Six months ended 06/30/19	9.11	0.04	1.07	1.11	–	–	–	10.22	12.18	230	1.17	(e)	17.59	(e)	0.77	(e)	49
Year ended 12/31/18(f)	10.00	0.13	(0.86)	(0.73)	(0.15)	(0.01)	(0.16)	9.11	(7.35)	84	1.16	(g)	47.75	(g)	1.34	(g)	6
Class R
Six months ended 06/30/19	9.11	0.06	1.08	1.14	–	–	–	10.25	12.51	99	0.67	(e)	17.09	(e)	1.27	(e)	49
Year ended 12/31/18(f)	10.00	0.18	(0.86)	(0.68)	(0.20)	(0.01)	(0.21)	9.11	(6.86)	65	0.66	(g)	47.25	(g)	1.84	(g)	6
Class Y
Six months ended 06/30/19	9.14	0.09	1.07	1.16	–	–	–	10.30	12.69	47	0.17	(e)	16.59	(e)	1.77	(e)	49
Year ended 12/31/18(f)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	37	0.16	(g)	46.75	(g)	2.34	(g)	6
Class R5
Six months ended 06/30/19	9.14	0.09	1.07	1.16	–	–	–	10.30	12.69	103	0.17	(e)	16.34	(e)	1.77	(e)	49
Year ended 12/31/18(f)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	91	0.16	(g)	46.29	(g)	2.34	(g)	6
Class R6
Six months ended 06/30/19	9.13	0.09	1.08	1.17	–	–	–	10.30	12.81	309	0.17	(e)	16.34	(e)	1.77	(e)	49
Year ended 12/31/18(f)	10.00	0.23	(0.87)	(0.64)	(0.22)	(0.01)	(0.23)	9.13	(6.44)	274	0.16	(g)	46.29	(g)	2.34	(g)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.38% and 0.38% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $246, $143, $82, $42, $99 and $296 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2040 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 9.03	$0.07	$ 1.18	$1.25	$ –	$ –	$ –	$10.28	13.84%	$533	0.42	%(e)	16.49	%(e)	1.41	%(e)	52%
Year ended 12/31/18(f)	10.00	0.20	(0.97)	(0.77)	(0.19)	(0.01)	(0.20)	9.03	(7.72)	278	0.40	(g)	47.00	(g)	2.06	(g)	5
Class C
Six months ended 06/30/19	9.03	0.03	1.18	1.21	–	–	–	10.24	13.40	100	1.17	(e)	17.24	(e)	0.66	(e)	52
Year ended 12/31/18(f)	10.00	0.13	(0.98)	(0.85)	(0.11)	(0.01)	(0.12)	9.03	(8.47)	9	1.15	(g)	47.75	(g)	1.31	(g)	5
Class R
Six months ended 06/30/19	9.03	0.06	1.17	1.23	–	–	–	10.26	13.62	28	0.67	(e)	16.74	(e)	1.16	(e)	52
Year ended 12/31/18(f)	10.00	0.18	(0.98)	(0.80)	(0.16)	(0.01)	(0.17)	9.03	(7.97)	9	0.65	(g)	47.25	(g)	1.81	(g)	5
Class Y
Six months ended 06/30/19	9.05	0.08	1.17	1.25	–	–	–	10.30	13.81	41	0.17	(e)	16.24	(e)	1.66	(e)	52
Year ended 12/31/18(f)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	36	0.15	(g)	46.75	(g)	2.31	(g)	5
Class R5
Six months ended 06/30/19	9.05	0.08	1.18	1.26	–	–	–	10.31	13.92	103	0.17	(e)	15.98	(e)	1.66	(e)	52
Year ended 12/31/18(f)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	90	0.15	(g)	46.29	(g)	2.31	(g)	5
Class R6
Six months ended 06/30/19	9.05	0.08	1.17	1.25	–	–	–	10.30	13.81	309	0.17	(e)	15.98	(e)	1.66	(e)	52
Year ended 12/31/18(f)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	271	0.15	(g)	46.29	(g)	2.31	(g)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.36% and 0.36% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $460, $28, $11, $39, $99 and $296 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2045 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 9.00	$0.07	$ 1.26	$1.33	$ –	$ –	$ –	$10.33	14.78%	$276	0.42	%(e)	17.79	%(e)	1.43	%(e)	55%
Year ended 12/31/18(f)	10.00	0.18	(0.97)	(0.79)	(0.19)	(0.02)	(0.21)	9.00	(7.90)	142	0.41	(g)	44.98	(g)	1.84	(g)	3
Class C
Six months ended 06/30/19	8.94	0.03	1.27	1.30	–	–	–	10.24	14.54	169	1.17	(e)	18.54	(e)	0.68	(e)	55
Year ended 12/31/18(f)	10.00	0.11	(0.99)	(0.88)	(0.16)	(0.02)	(0.18)	8.94	(8.73)	70	1.16	(g)	45.73	(g)	1.09	(g)	3
Class R
Six months ended 06/30/19	8.99	0.06	1.26	1.32	–	–	–	10.31	14.68	76	0.67	(e)	18.04	(e)	1.18	(e)	55
Year ended 12/31/18(f)	10.00	0.16	(0.97)	(0.81)	(0.18)	(0.02)	(0.20)	8.99	(8.09)	37	0.66	(g)	45.23	(g)	1.59	(g)	3
Class Y
Six months ended 06/30/19	9.01	0.08	1.27	1.35	–	–	–	10.36	14.98	41	0.17	(e)	17.54	(e)	1.68	(e)	55
Year ended 12/31/18(f)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	36	0.16	(g)	44.73	(g)	2.09	(g)	3
Class R5
Six months ended 06/30/19	9.01	0.08	1.27	1.35	–	–	–	10.36	14.98	104	0.17	(e)	17.38	(e)	1.68	(e)	55
Year ended 12/31/18(f)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	90	0.16	(g)	44.37	(g)	2.09	(g)	3
Class R6
Six months ended 06/30/19	9.01	0.08	1.27	1.35	–	–	–	10.36	14.98	311	0.17	(e)	17.38	(e)	1.68	(e)	55
Year ended 12/31/18(f)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	270	0.16	(g)	44.37	(g)	2.09	(g)	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.35% and 0.35% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $191, $106, $58, $40, $99 and $296 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2050 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.02	$0.07	$1.36	$1.43	$–	$–	$–	$10.45	15.85%	$381	0.42	%(e)	15.29	%(e)	1.36	%(e)	61%
Year ended 12/31/18(f)	10.00	0.20	(1.01)	(0.81)	(0.16)	(0.01)	(0.17)	9.02	(8.04)	222	0.40	(g)	45.97	(g)	2.07	(g)	10
Class C
Six months ended 06/30/19	8.96	0.03	1.36	1.39	–	–	–	10.35	15.51	194	1.17	(e)	16.04	(e)	0.61	(e)	61
Year ended 12/31/18(f)	10.00	0.13	(1.01)	(0.88)	(0.15)	(0.01)	(0.16)	8.96	(8.82)	108	1.15	(g)	46.72	(g)	1.32	(g)	10
Class R
Six months ended 06/30/19	9.00	0.05	1.37	1.42	–	–	–	10.42	15.78	104	0.67	(e)	15.54	(e)	1.11	(e)	61
Year ended 12/31/18(f)	10.00	0.18	(1.01)	(0.83)	(0.16)	(0.01)	(0.17)	9.00	(8.32)	43	0.65	(g)	46.22	(g)	1.82	(g)	10
Class Y
Six months ended 06/30/19	9.03	0.08	1.38	1.46	–	–	–	10.49	16.17	165	0.17	(e)	15.04	(e)	1.61	(e)	61
Year ended 12/31/18(f)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	47	0.15	(g)	45.72	(g)	2.32	(g)	10
Class R5
Six months ended 06/30/19	9.03	0.08	1.37	1.45	–	–	–	10.48	16.06	105	0.17	(e)	14.68	(e)	1.61	(e)	61
Year ended 12/31/18(f)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	90	0.15	(g)	45.18	(g)	2.32	(g)	10
Class R6
Six months ended 06/30/19	9.03	0.08	1.37	1.45	–	–	–	10.48	16.06	315	0.17	(e)	14.68	(e)	1.61	(e)	61
Year ended 12/31/18(f)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	271	0.15	(g)	45.18	(g)	2.32	(g)	10
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.36% and 0.36% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $287, $153, $67, $101, $100 and $299 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2055 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 8.94	$0.06	$ 1.42	$1.48	$ –	$ –	$ –	$10.42	16.55%	$111	0.43	%(e)	29.07	%(e)	1.20	%(e)	59%
Year ended 12/31/18(f)	10.00	0.16	(1.02)	(0.86)	(0.19)	(0.01)	(0.20)	8.94	(8.59)	53	0.42	(g)	49.71	(g)	1.63	(g)	6
Class C
Six months ended 06/30/19	8.90	0.02	1.43	1.45	–	–	–	10.35	16.29	19	1.18	(e)	29.82	(e)	0.45	(e)	59
Year ended 12/31/18(f)	10.00	0.09	(1.03)	(0.94)	(0.15)	(0.01)	(0.16)	8.90	(9.40)	23	1.17	(g)	50.46	(g)	0.88	(g)	6
Class R
Six months ended 06/30/19	8.93	0.05	1.42	1.47	–	–	–	10.40	16.46	29	0.68	(e)	29.32	(e)	0.95	(e)	59
Year ended 12/31/18(f)	10.00	0.14	(1.03)	(0.89)	(0.17)	(0.01)	(0.18)	8.93	(8.86)	9	0.67	(g)	49.96	(g)	1.38	(g)	6
Class Y
Six months ended 06/30/19	8.94	0.07	1.43	1.50	–	–	–	10.44	16.78	42	0.18	(e)	28.82	(e)	1.45	(e)	59
Year ended 12/31/18(f)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	36	0.17	(g)	49.46	(g)	1.88	(g)	6
Class R5
Six months ended 06/30/19	8.94	0.07	1.43	1.50	–	–	–	10.44	16.78	104	0.18	(e)	28.26	(e)	1.45	(e)	59
Year ended 12/31/18(f)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	89	0.17	(g)	48.81	(g)	1.88	(g)	6
Class R6
Six months ended 06/30/19	8.94	0.07	1.43	1.50	–	–	–	10.44	16.78	313	0.18	(e)	28.26	(e)	1.45	(e)	59
Year ended 12/31/18(f)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	268	0.17	(g)	48.81	(g)	1.88	(g)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.35% and 0.35% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $73, $28, $11, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2060 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$ 8.91	$0.07	$ 1.45	$ 1.52	$ –	$ –	$ –	$10.43	17.06%	$294	0.44	%(e)	26.19	%(e)	1.39	%(e)	65%
Year ended 12/31/18(f)	10.00	0.16	(1.05)	(0.89)	(0.18)	(0.02)	(0.20)	8.91	(8.87)	48	0.42	(g)	51.11	(g)	1.57	(g)	6
Class C
Six months ended 06/30/19	8.89	0.03	1.45	1.48	–	–	–	10.37	16.65	19	1.19	(e)	26.94	(e)	0.64	(e)	65
Year ended 12/31/18(f)	10.00	0.08	(1.05)	(0.97)	(0.12)	(0.02)	(0.14)	8.89	(9.66)	12	1.17	(g)	51.86	(g)	0.82	(g)	6
Class R
Six months ended 06/30/19	8.90	0.06	1.44	1.50	–	–	–	10.40	16.85	23	0.69	(e)	26.44	(e)	1.14	(e)	65
Year ended 12/31/18(f)	10.00	0.13	(1.05)	(0.92)	(0.16)	(0.02)	(0.18)	8.90	(9.18)	10	0.67	(g)	51.36	(g)	1.32	(g)	6
Class Y
Six months ended 06/30/19	8.91	0.08	1.45	1.53	–	–	–	10.44	17.17	42	0.19	(e)	25.94	(e)	1.64	(e)	65
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	36	0.17	(g)	50.86	(g)	1.82	(g)	6
Class R5
Six months ended 06/30/19	8.91	0.08	1.45	1.53	–	–	–	10.44	17.17	104	0.19	(e)	25.42	(e)	1.64	(e)	65
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	89	0.17	(g)	50.20	(g)	1.82	(g)	6
Class R6
Six months ended 06/30/19	8.91	0.08	1.45	1.53	–	–	–	10.44	17.17	313	0.19	(e)	25.42	(e)	1.64	(e)	65
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	267	0.17	(g)	50.20	(g)	1.82	(g)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.35% and 0.35% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $100, $15, $12, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60                      Invesco Peak Retirement™ Funds

Financial Highlights–(continued)

June 30, 2019

(Unaudited)

Invesco Peak Retirement™ 2065 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/19	$9.00	$0.06	$1.44	$1.50	$–	$10.50	16.67%	$94	0.42	%(e)	25.39	%(e)	1.12	%(e)	52%
Year ended 12/31/18(f)	10.00	0.16	(0.98)	(0.82)	(0.18)	9.00	(8.15)	49	0.42	(g)	48.89	(g)	1.56	(g)	165
Class C
Six months ended 06/30/19	8.88	0.02	1.43	1.45	–	10.33	16.33	21	1.17	(e)	26.14	(e)	0.37	(e)	52
Year ended 12/31/18(f)	10.00	0.08	(1.05)	(0.97)	(0.15)	8.88	(9.69)	24	1.17	(g)	49.64	(g)	0.81	(g)	165
Class R
Six months ended 06/30/19	8.90	0.04	1.44	1.48	–	10.38	16.63	10	0.67	(e)	25.64	(e)	0.87	(e)	52
Year ended 12/31/18(f)	10.00	0.13	(1.06)	(0.93)	(0.17)	8.90	(9.29)	9	0.67	(g)	49.14	(g)	1.31	(g)	165
Class Y
Six months ended 06/30/19	8.92	0.07	1.43	1.50	–	10.42	16.82	42	0.17	(e)	25.14	(e)	1.37	(e)	52
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.21)	8.92	(8.72)	36	0.17	(g)	48.64	(g)	1.81	(g)	165
Class R5
Six months ended 06/30/19	8.92	0.07	1.43	1.50	–	10.42	16.82	104	0.17	(e)	24.46	(e)	1.37	(e)	52
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.21)	8.92	(8.72)	89	0.17	(g)	48.08	(g)	1.81	(g)	165
Class R6
Six months ended 06/30/19	8.92	0.07	1.43	1.50	–	10.42	16.82	313	0.17	(e)	24.46	(e)	1.37	(e)	52
Year ended 12/31/18(f)	10.00	0.18	(1.05)	(0.87)	(0.21)	8.92	(8.72)	268	0.17	(g)	48.08	(g)	1.81	(g)	165

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.38% and 0.38% for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $69, $25, $10, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of January 3, 2018.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61                      Invesco Peak Retirement™ Funds

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or each class will be voted on exclusively by the shareholders of each Fund or each class.

The investment objective of each Fund is total return over time, consistent with its strategic target allocation.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco Capital Management (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events

62                      Invesco Peak Retirement™ Funds

occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Peak Retirement™ Now Fund generally declares and pays dividends from net investment income, if any, monthly. Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

      Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including

63                      Invesco Peak Retirement™ Funds

estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Funds based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including estimated Acquired Fund Fees and Expenses and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class Y	Class R5	Class R6	Acquired Fund Fees and Expenses
Invesco Peak Retirement™ Now Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.44%
Invesco Peak Retirement™ 2015 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2020 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2025 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2030 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2035 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.38%
Invesco Peak Retirement™ 2040 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.36%
Invesco Peak Retirement™ 2045 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2050 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.36%
Invesco Peak Retirement™ 2055 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2060 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.35%
Invesco Peak Retirement™ 2065 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.38%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2020. During its term, each fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

64                      Invesco Peak Retirement™ Funds

For the six months ended June 30, 2019, the Adviser reimbursed the following expenses:

	Fund Level	Class A	Class C	Class R	Class Y	Class R5	Class R6
Invesco Peak Retirement™ Now Fund	$75,264	$62	$22	$15	$59	$3	$10
Invesco Peak Retirement™ 2015 Fund	76,190	136	24	9	37	3	10
Invesco Peak Retirement™ 2020 Fund	74,158	156	110	6	27	3	9
Invesco Peak Retirement™ 2025 Fund	74,664	656	78	37	47	3	9
Invesco Peak Retirement™ 2030 Fund	75,712	1,155	137	115	93	3	9
Invesco Peak Retirement™ 2035 Fund	72,797	303	177	101	52	3	9
Invesco Peak Retirement™ 2040 Fund	73,141	581	35	14	50	3	9
Invesco Peak Retirement™ 2045 Fund	67,406	148	83	45	31	3	8
Invesco Peak Retirement™ 2050 Fund	72,426	498	264	116	175	3	9
Invesco Peak Retirement™ 2055 Fund	76,331	196	75	30	107	3	10
Invesco Peak Retirement™ 2060 Fund	70,324	257	37	31	102	9	27
Invesco Peak Retirement™ 2065 Fund	64,981	228	82	33	131	3	9

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule12b-1 under the 1940 Act with respect to each Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of each Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Funds that IDI retained the following front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges Class A	Contingent Deferred Sales Charges Class C
Invesco Peak Retirement™ Now Fund	$ 2	$ 0
Invesco Peak Retirement™ 2015 Fund	35	0
Invesco Peak Retirement™ 2020 Fund	6	0
Invesco Peak Retirement™ 2025 Fund	338	0
Invesco Peak Retirement™ 2030 Fund	412	3
Invesco Peak Retirement™ 2035 Fund	223	0
Invesco Peak Retirement™ 2040 Fund	556	0
Invesco Peak Retirement™ 2045 Fund	122	0
Invesco Peak Retirement™ 2050 Fund	177	0
Invesco Peak Retirement™ 2055 Fund	126	0
Invesco Peak Retirement™ 2060 Fund	798	0
Invesco Peak Retirement™ 2065 Fund	82	34

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

65                      Invesco Peak Retirement™ Funds

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Peak Retirement™ Now Fund	$ 4
Invesco Peak Retirement™ 2015 Fund	5
Invesco Peak Retirement™ 2020 Fund	8
Invesco Peak Retirement™ 2025 Fund	20
Invesco Peak Retirement™ 2030 Fund	39
Invesco Peak Retirement™ 2035 Fund	15
Invesco Peak Retirement™ 2040 Fund	17
Invesco Peak Retirement™ 2045 Fund	13
Invesco Peak Retirement™ 2050 Fund	28
Invesco Peak Retirement™ 2055 Fund	12
Invesco Peak Retirement™ 2060 Fund	13
Invesco Peak Retirement™ 2065 Fund	13

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carry forward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at each Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds did not have a capital loss carryforward as of December 31, 2018.

66                      Invesco Peak Retirement™ Funds

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At June 30, 2019
	For the six months ended June 30, 2019*		Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Peak Retirement™ Now Fund	$ 186,017	$171,975	$ 520,798	$ 1,057	$(4,686)	$ (3,629)
Invesco Peak Retirement™ 2015 Fund	301,291	393,984	598,423	5,182	(2,428)	2,754
Invesco Peak Retirement™ 2020 Fund	647,876	502,354	986,928	15,325	(3,553)	11,772
Invesco Peak Retirement™ 2025 Fund	1,526,808	719,587	1,796,550	31,157	(3,880)	27,277
Invesco Peak Retirement™ 2030 Fund	1,536,330	687,436	1,737,605	34,938	(5,671)	29,267
Invesco Peak Retirement™ 2035 Fund	916,231	447,089	1,217,902	28,345	(3,217)	25,128
Invesco Peak Retirement™ 2040 Fund	800,310	480,220	1,099,011	26,440	(8,063)	18,377
Invesco Peak Retirement™ 2045 Fund	679,784	432,060	965,025	24,478	(5,311)	19,167
Invesco Peak Retirement™ 2050 Fund	967,943	609,703	1,248,052	26,794	(5,119)	21,675
Invesco Peak Retirement™ 2055 Fund	380,737	317,936	619,866	9,541	(7,025)	2,516
Invesco Peak Retirement™ 2060 Fund	613,297	364,655	793,790	11,956	(6,127)	5,829
Invesco Peak Retirement™ 2065 Fund	309,372	276,910	594,665	2,292	(7,631)	(5,339)

*	Excludes U.S. Treasury obligations and money market funds, if any.

67                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information

Invesco Peak Retirement™ Now Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	93	$ 923	4,109	$ 41,060

Class C	1,681	16,429	1,001	10,010

Class R	–	–	1,001	10,010

Class Y	–	–	4,001	40,010

Class R5	–	–	10,001	100,010

Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	3	28	3	29

Class C	6	58	–	–

Reacquired:
Class A	–	–	(1)	(12)

Class C	(203)	(2,000)	–	–

Net increase in share activity	1,580	$15,438	50,116	$501,127

(a)	99% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

68                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2015 Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	63	$ 624	12,809	$128,264

Class C	–	–	12,767	126,373

Class R	–	–	1,001	10,010

Class Y	–	–	4,001	40,010

Class R5	–	–	10,001	100,010

Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	241	2,243

Class C	–	–	289	2,683

Automatic conversion of Class C shares to Class A shares:
Class A	10,659	102,540	-	-

Class C	(10,726)	(102,540)	-	-

Reacquired:
Class A	(11,226)	(110,239)	(118)	(1,176)

Class C	–	–	(1,329)	(13,000)

Net increase (decrease) in share activity	(11,230)	$(109,615)	69,663	$695,427

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 91% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

69                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2020 Fund

	Summary of Share Activity

	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	17,493	$173,398	24,085	$237,988

Class C	6,268	59,540	11,991	118,776

Class R	–	–	1,001	10,010

Class Y	1,804	18,456	4,001	40,010

Class R5	–	–	10,001	100,010

Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	540	5,047

Class C	–	–	226	2,113

Automatic conversion of Class C shares to Class A shares:
Class A	178	1,713	-	-

Class C	(178)	(1,713)	-	-

Reacquired:
Class A	(9,879)	(94,246)	(447)	(4,465)

Class C	(301)	(3,000)	–	–

Net increase in share activity	15,385	$154,148	81,399	$809,499

(a)	96% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

70                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2025 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	77,865	$776,884	44,597	$440,253
Class C	3,646	36,625	10,930	107,683
Class R	5,020	50,000	1,001	10,010
Class Y	1,485	15,000	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	768	7,145
Class C	–	–	161	1,490

Automatic conversion of Class C shares to Class A shares:
Class A	820	7,894	-	-
Class C	(822)	(7,894)	-	-

Reacquired:
Class A	(5,159)	(50,914)	(5,294)	(52,003)
Class C	(3,487)	(34,250)	(1,368)	(13,484)
Net increase in share activity	79,368	$793,345	94,798	$941,124

(a)	73% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

71                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2030 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	48,800	$481,371	40,547	$407,550
Class C	15,480	153,858	1,146	11,419
Class R	8,965	90,622	3,658	34,510
Class Y	10,978	111,295	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	780	7,176
Class C	–	–	2	20

Automatic conversion of Class C shares to Class A shares:
Class A	173	1,718	-	-
Class C	(173)	(1,718)	-	-

Reacquired:
Class A	(2,101)	(21,096)	(743)	(7,194)
Class C	(517)	(5,182)	–	–
Class R	(2)	(15)	–	–
Net increase in share activity	81,603	$810,853	89,393	$893,511

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 61% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

72                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2035 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	35,388	$352,262	14,146	$141,799
Class C	13,885	138,734	9,233	84,591
Class R	2,503	24,663	7,025	68,760
Class Y	539	5,421	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	228	2,065
Class R	–	–	115	1,040

Automatic conversion of Class C shares to Class A shares:
Class A	627	6,354	-	-
Class C	(631)	(6,354)	-	-

Reacquired:
Class A	(11)	(107)	(439)	(4,289)
Class R	(6)	(60)	–	–
Net increase in share activity	52,294	$520,913	74,311	$733,996

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 70% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

73                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2040 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	24,029	$234,011	31,508	$305,703
Class C	8,756	88,235	1,001	10,010
Class R	1,668	16,921	1,030	10,260
Class Y	–	–	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	450	4,031

Reacquired:
Class A	(2,963)	(28,901)	(1,166)	(11,710)
Class R	(3)	(30)	–	–
Net increase in share activity	31,487	$310,236	76,826	$758,324

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

74                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2045 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	10,957	$107,739	15,527	$152,632
Class C	8,662	86,306	7,771	70,543
Class R	3,248	32,052	4,113	37,510
Class Y	–	–	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	269	2,396
Class C	–	–	54	476
Class R	–	–	22	195

Reacquired:
Class A	(20)	(196)	(2)	(19)
Class C	(3)	(30)	–	–
Class R	(3)	(30)	–	–
Net increase in share activity	22,841	$225,841	71,757	$703,763

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 72% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

75                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2050 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	11,991	$121,082	24,652	$239,226
Class C	8,174	82,151	11,910	116,146
Class R	5,197	52,319	4,688	47,034
Class Y	11,717	120,175	5,446	55,049
Class R5	–	–	10,001	100,106
Class R6	–	–	30,001	300,298

Issued as reinvestment of dividends:
Class A	–	–	368	3,284
Class C	–	–	188	1,666
Class R	–	–	69	613
Class Y	–	–	24	212

Reacquired:
Class A	(179)	(1,747)	(358)	(3,686)
Class C	(1,439)	(14,595)	(83)	(801)
Class Y	(1,199)	(12,265)	(270)	(2,698)
Net increase in share activity	34,262	$347,120	86,636	$856,449

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 80% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

76                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2055 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	4,788	$48,623	6,144	$ 61,356
Class C	1,985	19,763	2,595	26,062
Class R	1,796	18,252	1,001	10,010
Class Y	–	–	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	42	366
Class C	–	–	28	246

Reacquired:
Class A	(109)	(1,063)	(220)	(2,194)
Class C	(2,749)	(27,863)	–	–
Net increase in share activity	5,711	$57,712	53,593	$535,876

(a)	90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

77                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2060 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	22,828	$230,393	6,302	$62,477
Class C	429	4,289	1,360	13,503
Class R	1,053	10,756	1,122	11,209
Class Y	–	–	4,001	40,010
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	29	253
Class C	–	–	6	51
Class R	–	–	2	20

Reacquired:
Class A	(19)	(180)	(948)	(9,624)
Class C	(2)	(15)	–	–
Net increase in share activity	24,289	$245,243	51,876	$517,919

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 16% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 79% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

78                      Invesco Peak Retirement™ Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2065 Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		January 3, 2018 (commencement date) through December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	3,740	$37,347	92,343	$ 960,503
Class C	243	2,410	2,701	26,037
Class R	–	–	1,001	10,010
Class Y	–	–	4,230	42,367
Class R5	–	–	10,001	100,010
Class R6	–	–	30,001	300,010

Issued as reinvestment of dividends:
Class A	–	–	28	250
Class C	–	–	29	251

Reacquired:
Class A	(219)	(2,183)	(86,944)	(895,078)
Class C	(935)	(9,577)	–	–
Class Y	–	–	(229)	(2,396)
Net increase in share activity	2,829	$27,997	53,161	$ 541,964

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

79                      Invesco Peak Retirement™ Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Peak Retirement™ Now Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,094.10	$1.92	$1,022.96	$1.86	0.37%
Class C	1,000.00	1,091.30	5.81	1,019.24	5.61	1.12
Class R	1,000.00	1,092.80	3.22	1,021.72	3.11	0.62
Class Y	1,000.00	1,095.50	0.62	1,024.20	0.60	0.12
Class R5	1,000.00	1,095.50	0.62	1,024.20	0.60	0.12
Class R6	1,000.00	1,095.50	0.62	1,024.20	0.60	0.12

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

80                      Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ 2015 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,091.90	$1.97	$1,022.91	$1.91	0.38%
Class C	1,000.00	1,088.10	5.90	1,019.14	5.71	1.14
Class R	1,000.00	1,091.00	3.27	1,021.67	3.16	0.63
Class Y	1,000.00	1,093.90	0.67	1,024.15	0.65	0.13
Class R5	1,000.00	1,093.90	0.73	1,024.10	0.70	0.14
Class R6	1,000.00	1,093.90	0.73	1,024.10	0.70	0.14

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2020 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,090.50	$2.07	$1,022.81	$2.01	0.40%
Class C	1,000.00	1,086.40	5.95	1,019.09	5.76	1.15
Class R	1,000.00	1,089.50	3.37	1,021.57	3.26	0.65
Class Y	1,000.00	1,091.40	0.78	1,024.05	0.75	0.15
Class R5	1,000.00	1,091.40	0.78	1,024.05	0.75	0.15
Class R6	1,000.00	1,091.40	0.78	1,024.05	0.75	0.15

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2025 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,097.30	$2.12	$1,022.77	$2.04	0.41%
Class C	1,000.00	1,093.20	6.01	1,019.05	5.80	1.16
Class R	1,000.00	1,095.20	3.42	1,021.53	3.30	0.66
Class Y	1,000.00	1,098.20	0.82	1,024.01	0.79	0.16
Class R5	1,000.00	1,098.20	0.83	1,024.00	0.80	0.16
Class R6	1,000.00	1,098.20	0.83	1,024.00	0.80	0.16

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

81                      Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ 2030 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,109.20	$2.14	$1,022.76	$2.06	0.41%
Class C	1,000.00	1,105.00	6.05	1,019.04	5.81	1.16
Class R	1,000.00	1,107.00	3.45	1,021.52	3.31	0.66
Class Y	1,000.00	1,110.00	0.84	1,024.00	0.80	0.16
Class R5	1,000.00	1,110.00	0.84	1,024.00	0.80	0.16
Class R6	1,000.00	1,111.20	0.84	1,024.00	0.80	0.16

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2035 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,119.50	$2.21	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,115.30	6.14	1,018.99	5.86	1.17
Class R	1,000.00	1,118.50	3.52	1,021.47	3.36	0.67
Class Y	1,000.00	1,120.30	0.89	1,023.95	0.85	0.17
Class R5	1,000.00	1,120.30	0.89	1,023.95	0.85	0.17
Class R6	1,000.00	1,121.60	0.89	1,023.95	0.85	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2040 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,130.70	$2.22	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,126.20	6.17	1,018.99	5.86	1.17
Class R	1,000.00	1,129.60	3.54	1,021.47	3.36	0.67
Class Y	1,000.00	1,131.50	0.90	1,023.95	0.85	0.17
Class R5	1,000.00	1,131.50	0.90	1,023.95	0.85	0.17
Class R6	1,000.00	1,131.50	0.90	1,023.95	0.85	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

82                      Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ 2045 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,140.00	$2.23	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,137.60	6.20	1,018.99	5.86	1.17
Class R	1,000.00	1,139.00	3.55	1,021.47	3.36	0.67
Class Y	1,000.00	1,142.10	0.90	1,023.95	0.85	0.17
Class R5	1,000.00	1,142.10	0.90	1,023.95	0.85	0.17
Class R6	1,000.00	1,142.10	0.90	1,023.95	0.85	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2050 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,149.70	$2.24	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,147.30	6.23	1,018.99	5.86	1.17
Class R	1,000.00	1,148.90	3.57	1,021.47	3.36	0.67
Class Y	1,000.00	1,152.80	0.91	1,023.95	0.85	0.17
Class R5	1,000.00	1,152.80	0.91	1,023.95	0.85	0.17
Class R6	1,000.00	1,151.70	0.91	1,023.95	0.85	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2055 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,156.60	$2.30	$1,022.66	$2.16	0.43%
Class C	1,000.00	1,153.90	6.30	1,018.94	5.91	1.18
Class R	1,000.00	1,154.50	3.63	1,021.42	3.41	0.68
Class Y	1,000.00	1,158.80	0.96	1,023.90	0.90	0.18
Class R5	1,000.00	1,158.80	0.96	1,023.90	0.90	0.18
Class R6	1,000.00	1,158.80	0.96	1,023.90	0.90	0.18

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

83                      Invesco Peak Retirement™ Funds

Invesco Peak Retirement™ 2060 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,160.50	$2.36	$1,022.61	$2.21	0.44%
Class C	1,000.00	1,156.40	6.36	1,018.89	5.96	1.19
Class R	1,000.00	1,159.60	3.69	1,021.37	3.46	0.69
Class Y	1,000.00	1,162.70	1.02	1,023.85	0.95	0.19
Class R5	1,000.00	1,162.70	1.02	1,023.85	0.95	0.19
Class R6	1,000.00	1,162.70	1.02	1,023.85	0.95	0.19

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco Peak Retirement™ 2065 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,157.80	$2.25	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,154.30	6.25	1,018.99	5.86	1.17
Class R	1,000.00	1,157.30	3.58	1,021.47	3.36	0.67
Class Y	1,000.00	1,159.20	0.91	1,023.95	0.85	0.17
Class R5	1,000.00	1,159.20	0.91	1,023.95	0.85	0.17
Class R6	1,000.00	1,159.20	0.91	1,023.95	0.85	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

84                      Invesco Peak Retirement™ Funds

Approval of Investment Advisory and Sub-Advisory Contracts

(Invesco Peak RetirementTM 2015 Fund, Invesco Peak RetirementTM 2020 Fund, Invesco Peak RetirementTM 2025 Fund, Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund, Invesco Peak RetirementTM 2065 Fund and Invesco Peak RetirementTM Now Fund)

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of each series portfolio of AIM Growth Series listed above (each, a Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of each Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by each Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to each Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to each Fund by Invesco Advisers under each Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in each fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to each Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing each Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for each Fund, as no Affiliated Sub-Adviser currently manages assets of each Fund.

Invesco Peak RetirementTM 2015 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2015 Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2020 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2020 Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2025 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2025 Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2030 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2030 Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2035 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to

85                         Invesco Peak Retirement Funds

the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2035 Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2040 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2040 Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2045 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2045 Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2050 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2050 Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2055 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2055 Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2060 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2055+ Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM 2065 Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target 2055+ Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was the same as the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco Peak RetirementTM Now Fund

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Today Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that each Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge each Fund any advisory fees pursuant to each Fund’s investment advisory agreement, although the underlying funds in which each Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge each Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components. For Invesco Peak RetirementTM 2015 Fund, the Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of each Fund for the term disclosed in each Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of each Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge each Fund any fees pursuant to each Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to each Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge each Fund any advisory fees pursuant to each Fund’s investment advisory agreement, although the underlying funds in which each Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that each Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing a Fund because each Fund is a fund of funds and no advisory fee is charged to each Fund, although each Fund does incur its share of underlying fund fees and other allocable costs. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees received for providing administrative, transfer agency and distribution services to each Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

The Board considered that the underlying holdings of each Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with each Fund.

86                         Invesco Peak Retirement Funds

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	PR-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Quality Income Fund
Nasdaq:
A: VKMGX ∎ C: VUSCX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.20%
Class C Shares	3.83
Class Y Shares	4.31
Class R5 Shares	4.38
Class R6 Shares	4.38
Bloomberg Barclays U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style- Specific Index)	4.17

Source(s): ▼FactSet Research Systems Inc. The Bloomberg Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Quality Income Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.03%
10 Years	2.87
5 Years	1.52
1 Year	1.02

Class C Shares
Inception (8/13/93)	3.86%
10 Years	2.54
5 Years	1.65
1 Year	3.69

Class Y Shares
Inception (9/25/06)	3.54%
10 Years	3.57
5 Years	2.68
1 Year	5.81

Class R5 Shares
10 Years	3.61%
5 Years	2.77
1 Year	5.87

Class R6 Shares
10 Years	3.42%
5 Years	2.61
1 Year	5.95

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund and subsequently Invesco Quality Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Quality Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.70%, 0.70%, 0.56% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                      Invesco Quality Income Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Quality Income Fund

Schedule of Investments

June 30, 2019

(Unaudited)

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–93.75%
Collateralized Mortgage Obligations–5.20%
Fannie Mae ACES, 3.03% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$2,279,726	$2,275,710
Fannie Mae Grantor Trust, 7.50%, 01/19/2039(b)	233,297	253,889
Fannie Mae Interest STRIPS
IO
6.50%, 10/25/2024	87,277	8,562
8.00%, 05/25/2030	538,141	135,780
7.50%, 01/25/2032	180,135	27,506
Fannie Mae REMICs
IO
3.00%, 10/25/26 to 05/25/45	15,044,986	3,127,140
8.00%, 08/18/27 to 09/18/27	522,869	104,965
6.00%, 05/25/2033	29,616	6,196
4.25%, (1 mo. USD LIBOR + 6.65%), 03/25/2039(a)	6,095,787	443,701
3.50%, 08/25/2042	1,092,927	114,151
1.58%, 02/25/2056(b)	12,880,571	656,828
7.00%, 09/25/32 to 05/25/33	674,942	322,181
6.59%, 06/25/2039(b)	729,002	840,504
2.90%, (1 mo. USD LIBOR + 0.50%), 06/25/2046(a)	645,770	647,729
Freddie Mac Multifamily Structured Pass Through Ctfs., 3.24% (12 mo. MTA Rate + 0.74%), 05/25/2044(a)	1,379,445	1,380,835
Freddie Mac REMICs
IO
3.00%, 09/15/25 to 04/15/26	1,507,372	100,350
2.50%, 09/15/2027	1,943,593	122,774
1.85%, 02/15/2039(b)	4,761,169	266,764
4.00%, 12/15/2041	1,152,254	87,422
2.84%, (1 mo. USD LIBOR + 0.45%), 10/15/2036(a)	999,356	1,005,730
2.94%, (1 mo. USD LIBOR + 0.55%), 10/15/2036(a)	743,872	748,873
2.99%, (1 mo. USD LIBOR + 0.50%), 03/15/2042(a)	265,438	265,780
Freddie Mac STRIPS, IO, 8.00%, 06/15/2031	833,227	216,635
Freddie Mac Structured Pass-Through Ctfs., 6.50%, 02/25/2043	1,683,047	1,998,972
Freddie Mac Whole Loan Securities Trust, 3.00%, 09/25/2045	1,634,285	1,641,931
Ginnie Mae REMICs
3.91%, 09/20/2041(b)	1,517,284	1,594,796
2.50%, 10/20/2043	1,152,023	1,078,053

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Government National Mortgage Association, 3.00%, 01/20/2046	$6,226,383	$5,959,870
		25,433,627

Federal Home Loan Mortgage Corp. (FHLMC)–12.76%
5.00%, 02/01/2020 to 06/01/2040	5,010,048	5,456,802
3.50%, 08/01/2026 to 09/01/2045	6,683,532	6,932,496
6.50%, 05/01/2028 to 08/01/2033	302,714	336,029
6.00%, 03/01/2029	2,698	3,006
2.50%, 02/01/2031	3,143,616	3,169,909
8.50%, 08/01/2031	192,920	233,415
3.00%, 02/01/2032	9,917,337	10,150,267
8.00%, 08/01/2032	165,613	196,754
7.50%, 05/01/2035	255,547	300,617
5.50%, 12/01/2036	176,341	195,947
4.50%, 05/01/2038 to 02/01/2042	13,727,967	14,752,529
5.35%, 07/01/2038 to 10/17/2038	1,722,432	1,911,052
5.80%, 10/01/2038 to 01/20/2039	797,636	871,273
5.45%, 11/25/2038	2,038,268	2,254,562
4.00%, 06/01/2042 to 11/01/2048	12,073,316	12,796,864
ARM, 4.75%, (1 yr. USD LIBOR + 1.88%), 07/01/2036(a)	1,120,609	1,181,205
5.19%, (1 yr. USD LIBOR + 2.07%), 02/01/2037(a)	88,127	93,731
5.31%, (1 yr. USD LIBOR + 2.18%), 03/01/2037(a)	346,998	369,730
4.75%, (1 yr. USD LIBOR + 1.88%), 05/01/2037(a)	411,556	436,891
4.85%, (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	588,495	622,661
5.08%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(a)	121,920	128,451
4.85%, (1 yr. USD LIBOR + 1.85%), 03/01/2041(a)	22,143	23,382
		62,417,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Quality Income Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–55.69%
4.50%, 05/01/2019 to 12/01/2048	$14,840,733	$15,846,791
8.00%, 07/01/2020 to 04/01/2033	365,083	438,761
6.50%, 06/01/2022 to 11/01/2038	2,017,256	2,284,035
5.50%, 11/01/2022 to 04/01/2038	5,922,274	6,483,554
7.00%, 07/01/2023 to 12/01/2033	239,586	250,615
5.00%, 06/01/2027 to 01/01/2041	4,757,800	5,165,540
3.00%, 02/01/2028 to 11/01/2045	15,235,646	15,523,186
9.50%, 04/01/2030	26,864	30,276
3.50%, 11/01/2030 to 06/01/2049	39,984,800	41,276,028
5.63%, 08/01/2032	333,479	357,992
8.50%, 10/01/2032	334,163	408,289
6.00%, 12/01/2035 to 05/01/2040	1,913,079	2,135,862
7.50%, 08/01/2037	402,145	483,230
5.45%, 01/01/2038	365,390	393,986
4.00%, 02/01/2042 to 11/01/2048	41,171,662	43,347,548
TBA, 2.50%, 07/01/2034(c)	12,000,000	12,078,750
3.00%, 07/01/2034 to 07/01/2049(c)	59,250,000	59,916,749
4.00%, 07/01/2049(c)	15,700,000	16,224,049
3.50%, 08/01/2049(c)	43,400,000	44,347,749
ARM, 4.68%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	130,628	137,643
4.18%, (1 yr. USD LIBOR + 1.30%), 02/01/2039(a)	1,341,348	1,385,707
3.06%, (1 yr. USD LIBOR + 1.67%), 08/01/2042(a)	718,584	732,694
2.75%, (1 yr. USD LIBOR + 1.61%), 03/01/2046(a)	3,139,208	3,183,478
		272,432,512

	Principal Amount	Value

Government National Mortgage Association (GNMA)–20.10%
TBA, 3.00%, 07/19/2018(c)	$26,100,000	$26,659,723
3.50%, 07/01/2049(c)	32,500,000	33,563,867
4.00%, 07/01/2049(c)	16,800,000	17,416,219
9.00%, 08/15/2019 to 08/15/2024	8,173	8,190
9.50%, 11/15/2019 to 06/15/2022	21,264	21,375
8.00%, 03/15/2020 to 12/15/2021	31,935	32,024
7.00%, 11/15/2022 to 01/15/2029	185,348	192,699
6.50%, 04/15/2026 to 11/15/2028	92,119	101,239
6.00%, 01/15/2028 to 04/20/2029	221,113	244,269
5.50%, 05/15/2033 to 10/15/2034	604,203	672,709
5.00%, 11/20/2037	652,820	704,332
5.88%, 01/20/2039(b)	1,510,778	1,696,593
4.49%, 07/20/2041(b)	2,284,486	2,449,078
3.50%, 07/20/2046	6,362,051	6,595,251
4.00%, 02/20/2048	3,963,358	4,149,392
ARM, 2.50%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 10/20/2047(a)	3,763,152	3,810,654
		98,317,614
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $465,705,157)		458,601,326

Asset-Backed Securities–40.44%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 4.32%, 10/25/2035(b)	414,653	382,750
Agate Bay Mortgage Trust, Series 2015-2, Class B1, 3.73%, 03/25/2045(b)(d)	3,430,015	3,526,384
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, 4.56% (6 mo. USD LIBOR + 2.00%), 06/25/2045(a)	146,758	147,671
Angel Oak Mortgage Trust, LLC, Series 2017-1, Class A1, 2.81%, 01/25/2047(b)(d)	252,444	252,947
Banc of America Funding Trust, Series 2006-3, Class 5A5, 5.50%, 03/25/2036	69,265	66,667
Series 2006-A, Class 1A1, 4.75%, 02/20/2036(b)	593,393	593,825
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, 4.38%, 03/25/2035(b)	1,445,345	1,472,519
BX Commercial Mortgage Trust, Series 2018-BIOA, Class C, 3.52% (1 mo. USD LIBOR + 1.12%), 03/15/2037(a)(d)	6,500,000	6,510,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Quality Income Fund

	Principal Amount	Value
CAL Funding II Ltd., Series 2018-2A, Class A, 4.34%, 09/25/2043(d)	$3,237,500	$3,316,634
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B, 3.36% (1 mo. USD LIBOR + 0.97%), 07/15/2032(a)(d)	3,000,000	3,002,192
Series 2017-BIOC, Class C, 3.44% (1 mo. USD LIBOR + 1.05%), 07/15/2032(a)(d)	2,954,000	2,956,177
Chase Mortgage Finance Corp., Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(d)	2,777,108	2,819,305
Series 2016-2, Class M4, 3.75%, 12/25/2045(b)(d)	2,744,282	2,736,446
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, 4.17%, 12/25/2035(b)	31,842	31,026
Series 2007-A2, Class 2A1, 4.50%, 07/25/2037(b)	626,356	650,351
Series 2007-A2, Class 2A4, 4.50%, 07/25/2037(b)	578,620	590,992
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, 2.94% (1 mo. USD LIBOR + 0.54%), 02/25/2035(a)	323,557	314,702
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, 4.43%, 08/25/2034(b)	178,711	175,832
Series 2005-11, Class A2A, 4.82% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(a)	1,295,728	1,334,421
Series 2006-AR2, Class 1A2, 4.80%, 03/25/2036(b)	48,295	46,937
COLT Mortgage Loan Trust, Series 2017-2, Class A2A, 2.57%, 10/25/2047(b)(d)	1,257,689	1,258,341
Commercial Mortgage Trust, Series 2013-LC13, Class XA, IO, 1.33%, 08/10/2046(b)	30,151,054	1,086,318
Series 2014-FL5, Class B, 3.83% (1 mo. USD LIBOR + 2.15%), 10/15/2031(a)(d)	97,426	97,350
Series 2014-LC15, Class D, 5.15%, 04/10/2047(b)(d)	3,000,000	3,032,021
Series 2015-CR24, Class XA, IO, 0.91%, 08/10/2048(b)	42,272,957	1,687,870
Series 2015-CR26, Class C, 4.63%, 10/10/2048(b)	1,997,000	2,096,981
CommonBond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 02/25/2046(d)	4,465,255	4,638,829
Credit Suisse First Boston Mortgage Securities Corp., Series 2004- AR5, Class 5A1, 4.71%, 06/25/2034(b)	943,200	951,671
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1, 3.50%, 08/25/2043(b)(d)	1,324,098	1,343,899
Series 2013-7, Class B1, 3.58%, 08/25/2043(b)(d)	4,714,637	4,891,129

	Principal Amount	Value
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, 3.50%, 05/25/2045(b)(d)	$2,324,574	$2,357,000
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 3.20% (1 mo. USD LIBOR + 0.80%), 05/15/2035(a)(d)	4,640,695	4,651,907
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, 5.51%, 08/10/2044(b)(d)	5,000,000	5,253,424
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(d)	1,088,003	1,088,056
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, 3.82%, 06/27/2037(b)(d)	2,976,033	3,058,191
FREMF Mortgage Trust, Series 2017-KF41, Class B, 4.93% (1 mo. USD LIBOR + 2.50%), 11/25/2024(a)(d)	765,941	772,965
Galton Funding Mortgage Trust, Series 2018-1, Class A33, 3.50%, 11/25/2057(b)(d)	3,396,621	3,411,053
GCAT LLC, Series 2019-NQM1, Class A1, 2.99%, 02/25/2059(d)(e)	5,000,000	5,034,012
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 4.13%, 06/19/2035(b)	1,260,592	1,282,931
GSAA Home Equity Trust, Series 2007-7, Class A4, 2.67% (1 mo. USD LIBOR + 0.27%), 07/25/2037(a)	98,387	95,914
GSR Mortgage Loan Trust, Series 2004-12, Class 3A6, 4.43%, 12/25/2034(b)	589,385	601,085
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, 2.73%, 03/25/2021(d)	6,000,000	6,007,414
Home Partners of America Trust, Series 2017-1, Class C, 3.94% (1 mo. USD LIBOR + 1.55%), 07/17/2034(a)(d)	3,000,000	3,004,147
Series 2017-1, Class D, 4.29% (1 mo. USD LIBOR + 1.90%), 07/17/2034(a)(d)	6,620,000	6,629,428
Invitation Homes Trust, Series 2017-SFR2, Class C, 3.84% (1 mo. USD LIBOR + 1.45%), 12/17/2036(a)(d)	3,208,000	3,216,750
Series 2017-SFR2, Class D, 4.19% (1 mo. USD LIBOR + 1.80%), 12/17/2036(a)(d)	7,916,000	7,935,758
Series 2018-SFR3, Class B, 3.54% (1 mo. USD LIBOR + 1.15%), 07/17/2037(a)(d)	5,000,000	5,000,243
Series 2018-SFR4, Class C, 3.79% (1 mo. USD LIBOR + 1.40%), 01/17/2038(a)(d)	4,229,000	4,249,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Quality Income Fund

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A1, 4.75%, 02/25/2035(b)	$1,203,016	$1,243,094
Series 2005-A3, Class 6A5, 4.52%, 06/25/2035(b)	897,935	918,234
Series 2014-1, Class 1A17, 4.00%, 01/25/2044(b)(d)	2,760,889	2,790,674
Series 2015-3, Class A3, 3.50%, 05/25/2045(b)(d)	4,052,254	4,115,079
Series 2015-5, Class A2, 3.34%, 05/25/2045(b)(d)	1,574,964	1,578,378
Series 2016-5, Class A1, 2.65%, 12/25/2046(b)(d)	2,273,369	2,273,346
Series 2017-5, Class A1, 3.18%, 10/26/2048(b)(d)	3,885,944	3,928,994
Series 2018-7FRB, Class A2, 3.18% (1 mo. USD LIBOR + 0.75%), 04/25/2046(a)(d)	4,817,967	4,822,029
Luminent Mortgage Trust, Series 2006-1, Class A1, 2.64% (1 mo. USD LIBOR + 0.24%), 04/25/2036(a)	57,426	49,040
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.46% (1 mo. USD LIBOR + 0.25%), 11/25/2035(a)	554,865	570,333
Series 2005-A, Class A1, 2.86% (1 mo. USD LIBOR + 0.46%), 03/25/2030(a)	657,439	646,326
Mill City Mortgage Loan Trust, Series 2017-1, Class A1, 2.75%, 11/25/2058(b)(d)	2,306,123	2,318,516
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 3.15% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(d)	3,911,215	3,918,275
Series 2018-NQM1, Class A2, 4.09%, 11/25/2048(b)(d)	4,270,626	4,413,322
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 3.07% (1 mo. USD LIBOR + 0.68%), 10/17/2022(a)(d)	3,800,000	3,814,326
OBX Trust, Series 2018-EXP1, Class 2A1, 3.25% (1 mo. USD LIBOR + 0.85%), 04/25/2048(a)(d)	3,711,357	3,715,365
RALI Trust, Series 2006-QO2, Class A2, 2.67% (1 mo. USD LIBOR + 0.27%), 02/25/2046(a)	49,353	19,231
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 4.73%, 7/26/2045 (Acquired 01/31/2011-02/23/2016; Cost $893,583), 07/26/2045(b)(d)	704,076	726,387
Sequoia Mortgage Trust, Series 2013-4, Class A3, 1.55%, 04/25/2043(b)	1,157,382	1,117,720
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(d)	2,004,413	2,013,960

	Principal Amount	Value
Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class A1, 3.40%, 04/29/2049(b)(d)	$2,450,000	$2,478,428
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 4.34% (1 mo. USD LIBOR + 1.95%), 01/17/2035(a)(d)	5,750,000	5,759,497
Stonemont Portfolio Trust, Series 2017-MONT, Class F, 5.98% (1 mo. USD LIBOR + 3.60%), 08/20/2030(a)(d)	1,939,559	1,947,690
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49% (1 mo. USD LIBOR + 0.30%), 09/25/2034(a)	391,033	373,696
Series 2004-20, Class 3A1, 4.05%, 01/25/2035(b)	201,529	203,159
Structured Asset Mortgage Investments, II Trust, Series 2005-AR2, Class 2A1, 2.86% (1 mo. USD LIBOR + 0.46%), 05/25/2045(a)	983,023	981,669
Structured Asset Securities Corp., Series 2002-21A, Class B1II, 4.71%, 11/25/2032(b)	171,241	167,245
Towd Point Mortgage Trust, Series 2015-4, Class A1, 3.50%, 04/25/2055(b)(d)	650,466	658,820
Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(d)	4,026,133	4,037,607
Verus Securitization Trust, Series 2017-2A, Class A2, 2.64%, 07/25/2047(b)(d)	2,067,711	2,066,148
Series 2017-2A, Class A3, 2.85%, 07/25/2047(b)(d)	2,027,168	2,026,503
Series 2018-1, Class A3, 3.21%, 02/25/2048(b)(d)	2,526,885	2,536,680
Series 2018-3, Class A-2, 4.18%, 10/25/2058(b)(d)	3,319,997	3,405,030
Series 2018-INV1, Class A3, 4.05%, 03/25/2058(b)(d)	1,054,136	1,075,788
Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(d)	2,767,982	2,814,189
WaMu Mortgage Pass-Through Trust, Series 2007-HY2, Class 2A1, 4.14%, 11/25/2036(b)	128,322	122,078
Wells Fargo Commercial Mortgage Trust, Series 2018- BXI, Class C, 3.55% (1 mo. USD LIBOR + 1.16%), 12/15/2036(a)(d)	1,478,480	1,478,826
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 1A1, 5.00%, 05/25/2035(b)	404,206	419,085
Series 2005-AR2, Class 2A2, 5.15%, 03/25/2035(b)	101,777	105,722
Series 2006-AR6, Class 7A2, 4.81%, 03/25/2036(b)	861,267	882,216
Series 2006-AR7, Class 2A5, 5.09%, 05/25/2036(b)	851,151	887,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Quality Income Fund

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class D, 5.23%, 12/15/2046(b)(d)	$2,600,000	$2,735,809
Total Asset-Backed Securities (Cost $194,836,603)		197,818,307

Agency Credit Risk Transfer Notes–6.82%
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 2M2, 5.30%, (1 mo. USD LIBOR + 2.90%) 07/25/2024(a)	3,836,698	4,002,944
Freddie Mac Series 2014-DN1, Class M2, STACR®, 4.60%, (1 mo. USD LIBOR + 2.20%) 02/25/2024(a)	1,150,183	1,170,168
Series 2015-HQ1, Class M3, STACR®, 6.20%, (1 mo. USD LIBOR + 3.80%) 03/25/2025(a)	4,504,642	4,638,345
Series 2015-DNA1, Class M2, STACR®, 4.25%, (1 mo. USD LIBOR + 1.85%) 10/25/2027(a)	4,147,535	4,192,343
Series 2016-DNA1, Class M2, STACR®, 5.30%, (1 mo. USD LIBOR + 2.90%) 07/25/2028(a)	2,685,682	2,718,098
Series 2016-HQA1, Class M2, STACR®, 5.15%, (1 mo. USD LIBOR + 2.75%) 09/25/2028(a)	1,730,908	1,748,056
Series 2016-HQA2, Class M2,STACR®, 4.65%, (1 mo. USD LIBOR + 2.25%) 11/25/2028(a)	2,680,600	2,707,659
Series 2016-HQA4, Class M2, STACR®, 3.70%, (1 mo. USD LIBOR + 1.30%) 04/25/2029(a)	3,416,152	3,427,704
Series 2017-DNA2, Class M1, STACR®, 3.60%, (1 mo. USD LIBOR + 1.20%) 10/25/2029(a)	4,260,401	4,286,790
Series 2018-DNA2, Class M1, STACR®, 3.20%, (1 mo. USD LIBOR + 0.80%) 12/25/2030(a)(d)	4,468,358	4,478,029
Total Agency Credit Risk Transfer Notes (Cost $33,963,012)		33,370,136

	Principal Amount	Value
U.S. Treasury Securities–0.08%
U.S. Treasury Bills–0.08%(f)
2.03%, 12/19/2019 (Cost $396,152)(g)	$400,000	$396,123

	Shares
Money Market Funds–2.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(h)	3,667,056	3,667,056
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(h)	2,618,962	2,620,010
Invesco Treasury Portfolio, Institutional Class, 2.22%(h)	4,190,922	4,190,922
Total Money Market Funds (Cost $10,477,958)		10,477,988
TOTAL INVESTMENTS IN SECURITIES–143.23% (Cost $705,378,882)		700,663,880
OTHER ASSETS LESS LIABILITIES–(43.23)%		(211,469,719)
NET ASSETS–100.00%		$489,194,161

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
MTA	- Moving Treasury Average
REMICs	- Real Estate Mortgage Investment Conduits
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Quality Income Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on June 30, 2019.

(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $179,979,854, which represented 36.79% of the Fund’s Net Assets.

(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Portfolio Composition

By security type, based on Total Investments

as of June 30, 2019

U.S. Government Sponsored Agency Mortgage-Backed Securities	65.45%
Asset-Backed Securities	28.23
Agency Credit Risk Transfer Notes	4.76
Security types each less than 1% portfolio	0.06
Money Market Funds	1.50

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	42	September-2019	$5,374,688	$115,400	$ 115,400

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	159	September-2019	(34,213,570)	(189,152)	(189,152)
U.S. Treasury 5 Year Notes	159	September-2019	(18,786,844)	(234,277)	(234,277)
U.S. Treasury Ultra Bonds	51	September-2019	(9,055,688)	(281,020)	(281,020)
Subtotal–Short Futures Contracts				(704,449)	(704,449)
Total Futures Contracts				$(589,049)	$(589,049)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Quality Income Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $694,900,924)	$690,185,892
Investments in affiliated money market funds, at value (Cost $10,477,958)	10,477,988
Other investments:
Variation margin receivable – futures contracts	17,210
Cash	399,167
Receivable for:
Dividends	11,089
Fund shares sold	333,211
Interest	1,625,932
Investments sold	47,483,958
Investment for trustee deferred compensation and retirement plans	82,786
Other assets	45,848
Total assets	750,663,081

Liabilities:
Payable for:
Investments purchased	260,360,891
Dividends	295,120
Fund shares reacquired	451,504
Accrued fees to affiliates	160,254
Accrued trustees’ and officers’ fees and benefits	514
Accrued other operating expenses	108,785
Trustee deferred compensation and retirement plans	91,852
Total liabilities	261,468,920
Net assets applicable to shares outstanding	$489,194,161

Net assets consist of:
Shares of beneficial interest	$533,860,755
Distributable earnings	(44,666,594)
$489,194,161

Net Assets:
Class A	$310,909,778
Class C	$6,993,315
Class Y	$25,494,197
Class R5	$126,326,893
Class R6	$19,469,978

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,476,026
Class C	599,614
Class Y	2,162,753
Class R5	10,721,563
Class R6	1,651,936
Class A:
Net asset value per share	$11.74
Maximum offering price per share
(Net asset value of $11.74 ÷ 95.75%)	$12.26
Class C:
Net asset value and offering price per share	$11.66
Class Y:
Net asset value and offering price per share	$11.79
Class R5:
Net asset value and offering price per share	$11.78
Class R6:
Net asset value and offering price per share	$11.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Quality Income Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Interest	$11,787,516
Dividends from affiliated money market funds	205,168
Total investment income	11,992,684

Expenses:
Advisory fees	1,162,052
Administrative services fees	34,903
Custodian fees	18,742
Distribution fees:
Class A	372,778
Class C	35,040
Transfer agent fees – A, C and Y	226,667
Transfer agent fees – R5	2,127
Transfer agent fees – R6	276
Trustees’ and officers’ fees and benefits	15,107
Registration and filing fees	41,669
Reports to shareholders	38,183
Professional services fees	42,308
Other	25,801
Total expenses	2,015,653
Less: Fees waived and/or expense offset arrangement(s)	(9,670)
Net expenses	2,005,983
Net investment income	9,986,701

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	8,017,936
Futures contracts	(2,801,145)
5,216,791
Change in net unrealized appreciation of:
Investment securities	4,333,983
Futures contracts	1,152,914
5,486,897
Net realized and unrealized gain	10,703,688
Net increase in net assets resulting from operations	$20,690,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Quality Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018
Operations:
Net investment income	$9,986,701	$17,431,157
Net realized gain (loss)	5,216,791	(15,193,566)
Change in net unrealized appreciation (depreciation)	5,486,897	(4,202,051)
Net increase (decrease) in net assets resulting from operations	20,690,389	(1,964,460)

Distributions to shareholders from distributable earnings:
Class A	(5,864,094)	(12,480,365)
Class B	—	(704)
Class C	(106,190)	(331,499)
Class Y	(415,126)	(1,023,932)
Class R5	(2,903,607)	(6,827,119)
Class R6	(389,680)	(854,009)
Total distributions from distributable earnings	(9,678,697)	(21,517,628)

Share transactions–net:
Class A	(4,911,075)	(30,697,243)
Class B	—	(365,800)
Class C	(2,328,338)	(3,508,973)
Class Y	11,794,938	(52,219,869)
Class R5	(19,485,022)	(26,211,538)
Class R6	(45,214)	19,790,736
Net increase (decrease) in net assets resulting from share transactions	(14,974,711)	(93,212,687)
Net increase (decrease) in net assets	(3,963,019)	(116,694,775)

Net assets:
Beginning of period	493,157,180	609,851,955
End of period	$489,194,161	$493,157,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Quality Income Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/19	$11.48	$0.23	$0.25	$0.48	$(0.22)	$11.74	4.20	%(d)	$310,910	0.93	%(e)	0.93	%(e)	3.92	%(e)	227%
Year ended 12/31/18	11.95	0.36	(0.38)	(0.02)	(0.45)	11.48	(0.15	)(d)	308,880	0.94		0.94		3.10		416
Year ended 12/31/17	12.11	0.26	(0.02)	0.24	(0.40)	11.95	1.98	(d)	353,256	0.96		0.96		2.15		516
Year ended 12/31/16	12.22	0.27	0.04	0.31	(0.42)	12.11	2.50	(d)	390,037	0.92		0.93		2.19	(f)	472
Year ended 12/31/15	12.55	0.24	(0.06)	0.18	(0.51)	12.22	1.41	(d)	395,806	0.96		0.96		1.88		500
Year ended 12/31/14	12.35	0.28	0.48	0.76	(0.56)	12.55	6.27	(d)	424,259	0.96		0.96		2.28		450
Class C
Six months ended 06/30/19	11.40	0.18	0.25	0.43	(0.17)	11.66	3.83		6,993	1.69	(e)	1.69	(e)	3.16	(e)	227
Year ended 12/31/18	11.87	0.27	(0.38)	(0.11)	(0.36)	11.40	(0.93)		9,179	1.70		1.70		2.34		416
Year ended 12/31/17	12.02	0.16	(0.01)	0.15	(0.30)	11.87	1.28		13,178	1.72		1.72		1.39		516
Year ended 12/31/16	12.14	0.17	0.03	0.20	(0.32)	12.02	1.63		15,672	1.68		1.69		1.43	(f)	472
Year ended 12/31/15	12.46	0.14	(0.05)	0.09	(0.41)	12.14	0.71		9,394	1.72		1.72		1.12		500
Year ended 12/31/14	12.26	0.19	0.47	0.66	(0.46)	12.46	5.48		8,100	1.72		1.72		1.52		450
Class Y
Six months ended 06/30/19	11.53	0.24	0.25	0.49	(0.23)	11.79	4.31		25,494	0.69	(e)	0.69	(e)	4.16	(e)	227
Year ended 12/31/18	12.00	0.39	(0.38)	0.01	(0.48)	11.53	0.11		13,189	0.70		0.70		3.34		416
Year ended 12/31/17	12.15	0.29	(0.01)	0.28	(0.43)	12.00	2.32		67,027	0.72		0.72		2.39		516
Year ended 12/31/16	12.27	0.30	0.03	0.33	(0.45)	12.15	2.67		67,532	0.68		0.69		2.43	(f)	472
Year ended 12/31/15	12.59	0.26	(0.04)	0.22	(0.54)	12.27	1.75		21,668	0.72		0.72		2.12		500
Year ended 12/31/14	12.39	0.32	0.47	0.79	(0.59)	12.59	6.52		19,306	0.72		0.72		2.52		450
Class R5
Six months ended 06/30/19	11.52	0.25	0.25	0.50	(0.24)	11.78	4.38		126,327	0.56	(e)	0.56	(e)	4.29	(e)	227
Year ended 12/31/18	12.00	0.40	(0.39)	0.01	(0.49)	11.52	0.16		142,812	0.56		0.56		3.48		416
Year ended 12/31/17	12.15	0.30	(0.01)	0.29	(0.44)	12.00	2.46		176,010	0.58		0.58		2.53		516
Year ended 12/31/16	12.26	0.32	0.03	0.35	(0.46)	12.15	2.86		142,657	0.55		0.56		2.56	(f)	472
Year ended 12/31/15	12.59	0.27	(0.06)	0.21	(0.54)	12.26	1.71		27	0.68		0.68		2.16		500
Year ended 12/31/14	12.39	0.33	0.47	0.80	(0.60)	12.59	6.56		15	0.67		0.67		2.57		450
Class R6
Six months ended 06/30/19	11.53	0.25	0.25	0.50	(0.24)	11.79	4.38		19,470	0.56	(e)	0.56	(e)	4.29	(e)	227
Year ended 12/31/18	12.00	0.40	(0.38)	0.02	(0.49)	11.53	0.25		19,097	0.56		0.56		3.48		416
Year ended 12/31/17(g)	12.14	0.23	(0.04)	0.19	(0.33)	12.00	1.61		10	0.58	(h)	0.58	(h)	2.53	(h)	516

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $311,407, $7,066, $21,003 , $140,273 and $18,840 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(f)

Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 2.02%, 1.26%, 2.26% and 2.39% for Class A, Class C, Class Y and Class R5 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Quality Income Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

15                         Invesco Quality Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to

16                         Invesco Quality Income Fund

be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

J.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $6,798.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration

17                         Invesco Quality Income Fund

agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $12,093 in front-end sales commissions from the sale of Class A shares and $1,779 and $45 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$ –	$458,601,326	$–	$458,601,326
Asset-Backed Securities	–	197,818,307	–	197,818,307
Agency Credit Risk Transfer Notes	–	33,370,136	–	33,370,136
U.S. Treasury Securities	–	396,123	–	396,123
Money Market Funds	10,477,988	–	–	10,477,988
Total Investments in Securities	10,477,988	690,185,892	–	700,663,880
Other Investments – Assets*
Futures Contracts	115,400	–	–	115,400

Other Investments – Liabilities*
Futures Contracts	(704,449)	–	–	(704,449)
Total Other Investments	(589,049)	–	–	(589,049)
Total Investments	$ 9,888,939	$690,185,892	$–	$700,074,831

*	Unrealized appreciation (depreciation).

18                         Invesco Quality Income Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$115,400
Derivatives not subject to master netting agreements	(115,400)
Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(704,449)
Derivatives not subject to master netting agreements	704,449
Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(2,801,145)
Change in Net Unrealized Appreciation:
Futures contracts	1,152,914
Total	$(1,648,231)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$87,859,690

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,872.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                         Invesco Quality Income Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$25,170,226	$21,984,145	$47,154,371

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $1,593,499,495 and $1,627,750,445, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,068,680
Aggregate unrealized (depreciation) of investments	(10,638,002)
Net unrealized appreciation (depreciation) of investments	$(3,569,322)

Cost of investments for tax purposes is $703,644,153.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,037,549	$12,011,242	1,501,213	$17,270,250
Class C	280,102	3,213,673	124,483	1,431,917
Class Y	1,478,583	17,156,185	712,520	8,359,209
Class R5	532,403	6,142,699	724,637	8,514,645
Class R6	185,804	2,167,417	2,257,000	26,755,410

Issued as reinvestment of dividends:
Class A	390,359	4,534,711	881,097	10,163,996
Class C	6,784	78,278	24,659	282,567
Class Y	15,177	177,035	47,574	551,651
Class R5	249,168	2,903,421	589,529	6,826,738
Class R6	28,415	331,344	64,155	742,175

20                         Invesco Quality Income Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Conversion of Class B shares to Class A shares:(b)
Class A	–	$–	27,363	$322,877
Class B	–	–	(27,456)	(322,877)

Automatic conversion of Class C shares to Class A shares:
Class A	356,498	4,086,193	–	–
Class C	(359,003)	(4,086,193)	–	–

Reacquired:
Class A	(2,204,702)	(25,543,221)	(5,064,963)	(58,454,366)
Class B(c)	–	–	(3,643)	(42,923)
Class C	(133,250)	(1,534,096)	(454,461)	(5,223,457)
Class Y	(475,148)	(5,538,282)	(5,202,151)	(61,130,729)
Class R5	(2,452,752)	(28,531,142)	(3,594,159)	(41,552,921)
Class R6	(219,032)	(2,543,975)	(665,230)	(7,706,849)
Net increase (decrease) in share activity	(1,283,045)	$(14,974,711)	(8,057,833)	$(93,212,687)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 15% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 26% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).

21                         Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,042.00	$4.71	$1,020.18	$4.66	0.93%
Class C	1,000.00	1,038.30	8.54	1,016.41	8.45	1.69
Class Y	1,000.00	1,043.10	3.50	1,021.37	3.46	0.69
Class R5	1,000.00	1,043.80	2.84	1,022.02	2.81	0.56
Class R6	1,000.00	1,043.80	2.84	1,022.02	2.81	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Quality Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Quality Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper U.S. Mortgage Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s yield curve positioning and duration negatively impacted Fund performance. The Trustees also reviewed

23                         Invesco Quality Income Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

24                         Invesco Quality Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                     Invesco Distributors, Inc.                                                                                  VK-QINC-SAR-1

Semiannual Report to Shareholders	June 30, 2019

Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, December 31, 2018 to June 30, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.11%
Class C Shares	19.65
Class R Shares	19.95
Class Y Shares	20.26
Investor Class Shares	20.15
Class R5 Shares	20.37
Class R6 Shares	20.39
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 2000 Growth Index∎ (Style-Specific Index)	20.36
Lipper Small-Cap Growth Funds Index♦ (Peer Group Index)	25.09

Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 6/30/19, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	10.40%
10 Years	14.12
5 Years	7.71
1 Year	-5.59

Class C Shares
Inception (5/3/99)	8.64%
10 Years	13.91
5 Years	8.12
1 Year	-1.73

Class R Shares
Inception (6/3/02)	9.03%
10 Years	14.48
5 Years	8.66
1 Year	-0.35

Class Y Shares
Inception (10/3/08)	13.01%
10 Years	15.05
5 Years	9.21
1 Year	0.17

Investor Class Shares
Inception (4/7/06)	9.01%
10 Years	14.77
5 Years	8.94
1 Year	-0.08

Class R5 Shares
Inception (3/15/02)	9.12%
10 Years	15.22
5 Years	9.36
1 Year	0.29

Class R6 Shares
10 Years	15.14%
5 Years	9.46
1 Year	0.37

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.18%, 1.93%, 1.43%, 0.93%, 1.18%, 0.81 and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Small Cap Growth Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Small Cap Growth Fund

Schedule of Investments(a)

June 30, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.96%

Aerospace & Defense–2.12%
BWX Technologies, Inc.	444,248	$23,145,321
TransDigm Group, Inc.(b)	80,126	38,764,959
		61,910,280

Alternative Carriers–1.69%
Cogent Communications Holdings, Inc.	467,253	27,736,138
Iridium Communications, Inc.(b)	924,060	21,493,636
		49,229,774

Apparel Retail–0.38%
Urban Outfitters, Inc.(b)	490,508	11,159,057

Apparel, Accessories & Luxury Goods–0.49%
G-III Apparel Group Ltd.(b)	486,626	14,316,537

Application Software–10.33%
2U, Inc.(b)(c)	342,111	12,877,058
Anaplan, Inc.(b)	473,088	23,876,751
Aspen Technology, Inc.(b)	293,586	36,486,868
Blackline, Inc.(b)	543,372	29,075,836
Fair Isaac Corp.(b)	109,741	34,460,869
Guidewire Software, Inc.(b)	285,022	28,895,530
New Relic, Inc.(b)	261,597	22,630,757
Pegasystems, Inc.	448,464	31,935,121
Q2 Holdings, Inc.(b)	612,013	46,733,313
RealPage, Inc.(b)	591,455	34,807,127
		301,779,230

Auto Parts & Equipment–1.26%
Fox Factory Holding Corp.(b)	320,264	26,424,983
Visteon Corp.(b)	177,187	10,379,614
		36,804,597

Biotechnology–8.69%
Agios Pharmaceuticals, Inc.(b)	464,282	23,158,386
Amicus Therapeutics, Inc.(b)	2,073,367	25,875,620
Halozyme Therapeutics, Inc.(b)	1,805,342	31,015,776
Natera, Inc.(b)	880,576	24,286,286
Neurocrine Biosciences, Inc.(b)	344,251	29,065,112
Repligen Corp.(b)	596,109	51,235,569
Sage Therapeutics, Inc.(b)	181,935	33,310,479
Sarepta Therapeutics, Inc.(b)	235,475	35,780,426
		253,727,654

Brewers–1.03%
Boston Beer Co., Inc. (The), Class A(b)	79,376	29,985,078

Casinos & Gaming–0.72%
Penn National Gaming, Inc.(b)	1,098,758	21,162,079

	Shares	Value
Construction Machinery & Heavy Trucks–1.52%
Oshkosh Corp.	285,392	$23,827,378
WABCO Holdings, Inc.(b)	154,880	20,537,088
		44,364,466

Construction Materials–1.13%
Martin Marietta Materials, Inc.	144,013	33,138,831

Distributors–1.11%
Pool Corp.	169,144	32,306,504

Education Services–1.49%
Adtalem Global Education, Inc.(b)	467,282	21,051,054
Strategic Education, Inc.	125,442	22,328,676
		43,379,730

Electronic Components–1.47%
II-VI, Inc.(b)	489,754	17,905,406
Littelfuse, Inc.	141,044	24,952,094
		42,857,500

Electronic Equipment & Instruments–2.56%
OSI Systems, Inc.(b)	190,480	21,453,763
Trimble, Inc.(b)	614,401	27,715,629
Zebra Technologies Corp., Class A(b)	122,839	25,733,542
		74,902,934

Electronic Manufacturing Services–0.62%
Fabrinet (Thailand)(b)	367,247	18,241,159

Environmental & Facilities Services–0.75%
Clean Harbors, Inc.(b)	310,126	22,049,959

Financial Exchanges & Data–1.01%
MarketAxess Holdings, Inc.	91,625	29,450,108

Footwear–0.93%
Steven Madden Ltd.	800,463	27,175,719

General Merchandise Stores–0.83%
Ollie’s Bargain Outlet Holdings, Inc.(b)	279,315	24,331,130

Health Care Equipment–6.37%
DexCom, Inc.(b)	176,982	26,518,983
Glaukos Corp.(b)	285,016	21,490,206
Hill-Rom Holdings, Inc.	264,293	27,650,334
Integer Holdings Corp.(b)	261,266	21,925,443
Integra LifeSciences Holdings Corp.(b)	418,990	23,400,592
Masimo Corp.(b)	176,916	26,328,639
Nevro Corp.(b)	212,439	13,772,420
Penumbra, Inc.(b)	155,649	24,903,840
		185,990,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Small Cap Growth Fund

	Shares	Value
Health Care Facilities–0.93%
Encompass Health Corp.	428,540	$27,152,294

Health Care Services–1.92%
BioTelemetry, Inc.(b)	408,334	19,661,282
Chemed Corp.	101,120	36,488,141
		56,149,423

Health Care Supplies–1.72%
Avanos Medical, Inc.(b)	521,776	22,754,651
ICU Medical, Inc.(b)	109,028	27,465,244
		50,219,895

Health Care Technology–1.53%
Medidata Solutions, Inc.(b)	265,489	24,029,409
Vocera Communications, Inc.(b)	650,727	20,771,206
		44,800,615

Industrial Machinery–4.76%
Hillenbrand, Inc.	484,649	19,177,561
ITT, Inc.	492,130	32,224,672
John Bean Technologies Corp.	240,692	29,155,022
Kennametal, Inc.	483,176	17,872,680
Lincoln Electric Holdings, Inc.	226,945	18,682,112
Timken Co. (The)	426,828	21,913,350
		139,025,397

Interactive Home Entertainment–0.97%
Take-Two Interactive Software, Inc.(b)	248,758	28,241,496

Investment Banking & Brokerage–2.00%
Evercore, Inc., Class A	319,043	28,257,638
LPL Financial Holdings, Inc.	369,459	30,136,771
		58,394,409

IT Consulting & Other Services–2.48%
Booz Allen Hamilton Holding Corp.	332,901	22,041,375
EPAM Systems, Inc.(b)	124,468	21,545,411
KBR, Inc.	1,157,110	28,858,323
		72,445,109

Leisure Facilities–0.16%
Six Flags Entertainment Corp.	93,613	4,650,694

Leisure Products–0.59%
Brunswick Corp.	372,803	17,107,930

Life & Health Insurance–0.70%
American Equity Investment Life Holding Co.	756,306	20,541,271

Life Sciences Tools & Services–2.27%
Bio-Techne Corp.	193,948	40,436,219
Syneos Health, Inc.(b)	505,090	25,805,048
		66,241,267

Managed Health Care–1.32%
HealthEquity, Inc.(b)	588,676	38,499,410

	Shares	Value
Metal & Glass Containers–0.94%
Berry Global Group, Inc.(b)	521,488	$27,425,054

Movies & Entertainment–0.34%
IMAX Corp.(b)	495,741	10,013,968

Multi-line Insurance–0.78%
American Financial Group, Inc.	221,378	22,684,604

Office Services & Supplies–0.79%
MSA Safety, Inc.	217,892	22,963,638

Oil & Gas Drilling–0.36%
Patterson-UTI Energy, Inc.	903,918	10,404,096

Oil & Gas Equipment & Services–0.39%
Oil States International, Inc.(b)	619,748	11,341,388

Oil & Gas Exploration & Production–0.83%
Parsley Energy, Inc., Class A(b)	1,281,761	24,366,277

Oil & Gas Refining & Marketing–0.58%
PBF Energy, Inc., Class A	540,803	16,927,134

Packaged Foods & Meats–0.79%
Lancaster Colony Corp.	154,831	23,007,887

Pharmaceuticals–3.17%
Aerie Pharmaceuticals, Inc.(b)	420,167	12,415,935
Catalent, Inc.(b)	625,196	33,891,875
GW Pharmaceuticals PLC, ADR (United Kingdom)(b)	162,286	27,976,484
Intersect ENT, Inc.(b)	805,821	18,340,486
		92,624,780

Property & Casualty Insurance–2.60%
Hanover Insurance Group, Inc. (The)	207,364	26,604,801
Mercury General Corp.	448,906	28,056,625
RLI Corp.	249,606	21,393,730
		76,055,156

Regional Banks–1.40%
Cullen/Frost Bankers, Inc.	251,734	23,577,406
Sterling Bancorp	807,395	17,181,366
		40,758,772

Research & Consulting Services–0.87%
CoStar Group, Inc.(b)	46,136	25,562,112

Restaurants–3.85%
Dunkin’ Brands Group, Inc.	368,002	29,315,039
Jack in the Box, Inc.	189,358	15,411,848
Texas Roadhouse, Inc.	450,116	24,157,726
Wendy’s Co. (The)	1,303,290	25,518,418
Wingstop, Inc.	189,902	17,993,214
		112,396,245

Security & Alarm Services–1.01%
Brink’s Co. (The)	363,152	29,480,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Small Cap Growth Fund

	Shares	Value
Semiconductor Equipment–0.58%
MKS Instruments, Inc.	216,818	$16,887,954

Semiconductors–4.24%
Lattice Semiconductor Corp.(b)	1,254,431	18,302,148
Monolithic Power Systems, Inc.	176,729	23,996,264
Power Integrations, Inc.	257,257	20,626,866
Semtech Corp.(b)	586,805	28,195,980
Silicon Laboratories, Inc.(b)	316,940	32,771,596
		123,892,854

Specialized REIT–1.25%
CoreSite Realty Corp.	316,847	36,491,269

Specialty Chemicals–1.04%
Ingevity Corp.(b)	289,767	30,474,795

Specialty Stores–0.87%
Five Below, Inc.(b)	211,766	25,416,155

Systems Software–2.40%
Proofpoint, Inc.(b)	198,102	23,821,765
Qualys, Inc.(b)	333,769	29,064,605
SailPoint Technologies Holding, Inc.(b)	860,060	17,235,602
		70,121,972

Trading Companies & Distributors–0.52%
Univar, Inc.(b)	695,148	15,321,062

Trucking–1.51%
Knight-Swift Transportation Holdings, Inc.(c)	578,491	18,997,644
Old Dominion Freight Line, Inc.	167,946	25,067,620
		44,065,264
Total Common Stocks & Other Equity Interests (Cost $1,996,737,824)		2,890,415,108

	Shares	Value
Money Market Funds–1.05%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	10,780,684	$10,780,684
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	7,704,234	7,707,316
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	12,320,782	12,320,782
Total Money Market Funds (Cost $30,806,768)		30,808,782
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $2,027,544,592)		2,921,223,890
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.22%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)(e)	4,849,665	4,849,665
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)(e)	1,615,909	1,616,555
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,466,220)		6,466,220
TOTAL INVESTMENTS IN SECURITIES–100.23% (Cost $2,034,010,812)		2,927,690,110
OTHER ASSETS LESS LIABILITIES–(0.23)%		(6,787,208)
NET ASSETS–100.00%		$2,920,902,902

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Small Cap Growth Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2019

Health Care	27.92%
Information Technology	24.68
Industrials	13.85
Consumer Discretionary	12.68
Financials	8.49
Materials	3.11
Communication Services	3.00
Energy	2.16
Other Sectors, Each Less than 2% of Net Assets	3.07
Money Market Funds Plus Other Assets Less Liabilities	1.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,996,737,824)*	$2,890,415,108
Investments in affiliated money market funds, at value (Cost $37,272,988)	37,275,002
Receivable for:
Dividends	945,390
Fund shares sold	3,141,932
Investments sold	22,646,645
Investment for trustee deferred compensation and retirement plans	352,088
Other assets	43,837
Total assets	2,954,820,002

Liabilities:
Payable for:
Investments purchased	17,457,564
Fund shares reacquired	8,240,636
Collateral upon return of securities loaned	6,466,220
Accrued fees to affiliates	1,273,032
Accrued trustees’ and officers’ fees and benefits	1,189
Accrued other operating expenses	86,566
Trustee deferred compensation and retirement plans	391,893
Total liabilities	33,917,100
Net assets applicable to shares outstanding	$2,920,902,902

Net assets consist of:
Shares of beneficial interest	$1,878,036,153
Distributable earnings	1,042,866,749
$2,920,902,902

Net Assets:
Class A	$550,535,542
Class C	$4,284,475
Class R	$134,836,530
Class Y	$240,193,370
Investor Class	$191,989,943
Class R5	$1,344,778,341
Class R6	$454,284,701

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,772,349
Class C	179,505
Class R	3,948,385
Class Y	6,214,403
Investor Class	4,877,289
Class R5	31,518,565
Class R6	10,581,578
Class A:
Net asset value per share	$37.27
Maximum offering price per share (Net asset value of $37.27 ÷ 94.50%)	$39.44
Class C:
Net asset value and offering price per share	$23.87
Class R:
Net asset value and offering price per share	$34.15
Class Y:
Net asset value and offering price per share	$38.65
Investor Class:
Net asset value and offering price per share	$39.36
Class R5:
Net asset value and offering price per share	$42.67
Class R6:
Net asset value and offering price per share	$42.93

*	At June 30, 2019, securities with an aggregate value of $6,280,474 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Growth Fund

Statement of Operations

For the six months ended June 30, 2019

(Unaudited)

Investment income:
Dividends	$11,344,181
Dividends from affiliated money market funds (includes securities lending income of $3,949)	673,701
Total investment income	12,017,882

Expenses:
Advisory fees	9,675,504
Administrative services fees	202,141
Custodian fees	22,295
Distribution fees:
Class A	694,619
Class C	27,403
Class R	336,165
Investor Class	171,439
Transfer agent fees – A, C, R, Y and Investor	1,297,756
Transfer agent fees – R5	639,407
Transfer agent fees – R6	7,418
Trustees’ and officers’ fees and benefits	34,617
Registration and filing fees	68,249
Reports to shareholders	42,060
Professional services fees	31,700
Other	25,821
Total expenses	13,276,594
Less: Fees waived and/or expense offset arrangement(s)	(40,134)
Net expenses	13,236,460
Net investment income (loss)	(1,218,578)

Realized and unrealized gain from:
Net realized gain from Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,280,176))	126,964,010
Change in net unrealized appreciation of Investment securities	388,583,586
Net realized and unrealized gain	515,547,596
Net increase in net assets resulting from operations	$514,329,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2019 and the year ended December 31, 2018

(Unaudited)

	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(1,218,578)	$(6,865,905)
Net realized gain	126,964,010	213,525,260
Change in net unrealized appreciation (depreciation)	388,583,586	(464,532,908)
Net increase (decrease) in net assets resulting from operations	514,329,018	(257,873,553)

Distributions to shareholders from distributable earnings:
Class A	–	(45,060,329)
Class C	–	(1,477,628)
Class R	–	(12,104,435)
Class Y	–	(19,368,677)
Investor Class	–	(14,464,879)
Class R5	–	(94,577,898)
Class R6	–	(27,755,416)
Total distributions from distributable earnings	–	(214,809,262)

Share transactions–net:
Class A	(51,399,125)	(24,695,258)
Class B	–	(752,911)
Class C	(8,285,342)	(950,266)
Class R	(13,813,750)	13,510,340
Class Y	(19,648,542)	51,203,304
Investor Class	(10,082,665)	(44,516,331)
Class R5	(86,780,513)	114,125,142
Class R6	27,459,286	119,864,125
Net increase (decrease) in net assets resulting from share transactions	(162,550,651)	227,788,145
Net increase (decrease) in net assets	351,778,367	(244,894,670)

Net assets:
Beginning of period	2,569,124,535	2,814,019,205
End of period	$2,920,902,902	$2,569,124,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Growth Fund

Financial Highlights

June 30, 2019

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 06/30/19	$31.02	$(0.06)	$6.31	$6.25	$–	$–	$–	$37.27	20.15%	$550,536	1.19	%(d)	1.19	%(d)	(0.35	)%(d)	14%
Year ended 12/31/18	37.31	(0.18)	(3.08)	(3.26)	–	(3.03)	(3.03)	31.02	(9.04)	502,315	1.18		1.18		(0.47)		21
Year ended 12/31/17	32.66	(0.17)	8.26	8.09	–	(3.44)	(3.44)	37.31	24.91	617,955	1.20		1.20		(0.48)		21
Year ended 12/31/16	32.03	0.00	3.68	3.68	–	(3.05)	(3.05)	32.66	11.30	596,972	1.22		1.22		(0.01)		26
Year ended 12/31/15	35.95	(0.16)	(0.52)	(0.68)	–	(3.24)	(3.24)	32.03	(1.84)	645,968	1.20		1.20		(0.43)		30
Year ended 12/31/14	39.68	(0.10)	2.93	2.83	–	(6.56)	(6.56)	35.95	7.67	710,426	1.22		1.22		(0.25)		28
Class C
Six months ended 06/30/19	19.95	(0.12)	4.04	3.92	–	–	–	23.87	19.65	4,284	1.94	(d)	1.94	(d)	(1.10	)(d)	14
Year ended 12/31/18	25.33	(0.32)	(2.03)	(2.35)	–	(3.03)	(3.03)	19.95	(9.72)	11,053	1.93		1.93		(1.22)		21
Year ended 12/31/17	23.24	(0.31)	5.84	5.53	–	(3.44)	(3.44)	25.33	23.99	14,502	1.95		1.95		(1.23)		21
Year ended 12/31/16	23.74	(0.18)	2.73	2.55	–	(3.05)	(3.05)	23.24	10.49	14,878	1.97		1.97		(0.76)		26
Year ended 12/31/15	27.71	(0.34)	(0.39)	(0.73)	–	(3.24)	(3.24)	23.74	(2.57)	16,858	1.95		1.95		(1.18)		30
Year ended 12/31/14	32.27	(0.32)	2.32	2.00	–	(6.56)	(6.56)	27.71	6.85	20,957	1.97		1.97		(1.00)		28
Class R
Six months ended 06/30/19	28.46	(0.10)	5.79	5.69	–	–	–	34.15	19.99	134,837	1.44	(d)	1.44	(d)	(0.60	)(d)	14
Year ended 12/31/18	34.58	(0.26)	(2.83)	(3.09)	–	(3.03)	(3.03)	28.46	(9.27)	124,450	1.43		1.43		(0.72)		21
Year ended 12/31/17	30.55	(0.25)	7.72	7.47	–	(3.44)	(3.44)	34.58	24.60	135,751	1.45		1.45		(0.73)		21
Year ended 12/31/16	30.21	(0.08)	3.47	3.39	–	(3.05)	(3.05)	30.55	11.02	112,318	1.47		1.47		(0.26)		26
Year ended 12/31/15	34.18	(0.24)	(0.49)	(0.73)	–	(3.24)	(3.24)	30.21	(2.08)	103,249	1.45		1.45		(0.68)		30
Year ended 12/31/14	38.13	(0.19)	2.80	2.61	–	(6.56)	(6.56)	34.18	7.40	108,855	1.47		1.47		(0.50)		28
Class Y
Six months ended 06/30/19	32.14	(0.02)	6.53	6.51	–	–	–	38.65	20.26	240,193	0.94	(d)	0.94	(d)	(0.10	)(d)	14
Year ended 12/31/18	38.43	(0.08)	(3.18)	(3.26)	–	(3.03)	(3.03)	32.14	(8.77)	216,750	0.93		0.93		(0.22)		21
Year ended 12/31/17	33.48	(0.08)	8.47	8.39	0.00	(3.44)	(3.44)	38.43	25.22	208,233	0.95		0.95		(0.23)		21
Year ended 12/31/16	32.76	0.08	3.77	3.85	(0.08)	(3.05)	(3.13)	33.48	11.56	163,662	0.97		0.97		0.24		26
Year ended 12/31/15	36.60	(0.07)	(0.53)	(0.60)	–	(3.24)	(3.24)	32.76	(1.59)	149,745	0.95		0.95		(0.18)		30
Year ended 12/31/14	40.18	0.00	2.98	2.98	–	(6.56)	(6.56)	36.60	7.95	105,194	0.97		0.97		0.00		28
Investor Class
Six months ended 06/30/19	32.76	(0.05)	6.65	6.60	–	–	–	39.36	20.15	191,990	1.12	(d)	1.12	(d)	(0.28	)(d)	14
Year ended 12/31/18	39.21	(0.19)	(3.23)	(3.42)	–	(3.03)	(3.03)	32.76	(9.01)	168,567	1.18		1.18		(0.47)		21
Year ended 12/31/17	34.18	(0.17)	8.64	8.47	–	(3.44)	(3.44)	39.21	24.91	241,104	1.19		1.19		(0.47)		21
Year ended 12/31/16	33.40	0.00	3.83	3.83	–	(3.05)	(3.05)	34.18	11.29	226,995	1.22		1.22		(0.01)		26
Year ended 12/31/15	37.34	(0.16)	(0.54)	(0.70)	–	(3.24)	(3.24)	33.40	(1.82)	231,853	1.20		1.20		(0.43)		30
Year ended 12/31/14	40.97	(0.10)	3.03	2.93	–	(6.56)	(6.56)	37.34	7.67	279,828	1.22		1.22		(0.25)		28
Class R5
Six months ended 06/30/19	35.45	0.01	7.21	7.22	–	–	–	42.67	20.37	1,344,778	0.80	(d)	0.80	(d)	0.04	(d)	14
Year ended 12/31/18	42.02	(0.04)	(3.50)	(3.54)	–	(3.03)	(3.03)	35.45	(8.69)	1,192,199	0.81		0.81		(0.10)		21
Year ended 12/31/17	36.29	(0.04)	9.22	9.18	0.00	(3.44)	(3.44)	42.02	25.41	1,292,036	0.82		0.82		(0.10)		21
Year ended 12/31/16	35.28	0.14	4.05	4.19	(0.13)	(3.05)	(3.18)	36.29	11.70	1,037,098	0.83		0.83		0.38		26
Year ended 12/31/15	39.10	(0.02)	(0.56)	(0.58)	–	(3.24)	(3.24)	35.28	(1.43)	987,791	0.82		0.82		(0.05)		30
Year ended 12/31/14	42.44	0.07	3.15	3.22	–	(6.56)	(6.56)	39.10	8.09	970,303	0.82		0.82		0.15		28
Class R6
Six months ended 06/30/19	35.66	0.03	7.24	7.27	–	–	–	42.93	20.39	454,285	0.71	(d)	0.71	(d)	0.13	(d)	14
Year ended 12/31/18	42.20	0.00	(3.51)	(3.51)	–	(3.03)	(3.03)	35.66	(8.58)	353,791	0.71		0.71		0.00		21
Year ended 12/31/17	36.41	0.00	9.23	9.23	0.00	(3.44)	(3.44)	42.20	25.49	303,737	0.73		0.73		(0.01)		21
Year ended 12/31/16	35.37	0.17	4.08	4.25	(0.16)	(3.05)	(3.21)	36.41	11.85	198,752	0.73		0.73		0.48		26
Year ended 12/31/15	39.17	0.02	(0.58)	(0.56)	–	(3.24)	(3.24)	35.37	(1.38)	172,477	0.73		0.73		0.04		30
Year ended 12/31/14	42.46	0.10	3.17	3.27	–	(6.56)	(6.56)	39.17	8.21	138,937	0.73		0.73		0.24		28

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $560,300, $5,526, $135,580, $241,555 , $188,712 , $1,334,556 and $420,136 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Growth Fund

Notes to Financial Statements

June 30, 2019

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

13                         Invesco Small Cap Growth Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

14                         Invesco Small Cap Growth Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $35,642.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

15                         Invesco Small Cap Growth Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $1,972 in front-end sales commissions from the sale of Class A shares and $48 and $207 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended June 30, 2019, the Fund incurred $5,277 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2019, the Fund engaged in securities purchases of $3,671,669 and securities sales of $12,817,730, which resulted in net realized gains (losses) of $(2,280,176).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,492.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Small Cap Growth Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $401,952,456 and $527,192,961, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,018,651,677
Aggregate unrealized (depreciation) of investments	(125,434,182)
Net unrealized appreciation of investments	$893,217,495

Cost of investments for tax purposes is $2,034,472,615.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	671,135	$23,588,671	2,474,011	$97,592,610
Class B(b)	–	–	24	653
Class C	27,315	597,358	56,148	1,406,318
Class R	209,282	6,792,435	1,155,295	41,778,716
Class Y	638,568	23,578,890	3,357,551	137,048,045
Investor Class	115,462	4,365,847	377,287	15,783,551
Class R5	1,577,698	63,924,533	7,222,981	324,041,058
Class R6	1,659,067	68,534,062	4,100,763	185,078,434

Issued as reinvestment of dividends:
Class A	–	–	1,376,795	44,332,808
Class C	–	–	68,883	1,426,571
Class R	–	–	409,611	12,104,011
Class Y	–	–	543,329	18,120,030
Investor Class	–	–	412,289	14,017,812
Class R5	–	–	2,503,719	92,111,814
Class R6	–	–	749,319	27,724,794

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	18,690	748,547
Class B	–	–	(27,470)	(748,547)

Automatic conversion of Class C shares to Class A shares:
Class A	201,107	6,897,626	–	–
Class C	(312,852)	(6,897,626)	–	–

17                         Invesco Small Cap Growth Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,290,775)	$(81,885,422)	(4,242,170)	$(167,369,223)
Class B(b)	–	–	(186)	(5,017)
Class C	(88,941)	(1,985,074)	(143,666)	(3,783,155)
Class R	(633,070)	(20,606,185)	(1,118,533)	(40,372,387)
Class Y	(1,168,882)	(43,227,432)	(2,574,118)	(103,964,771)
Investor Class	(383,727)	(14,448,512)	(1,792,405)	(74,317,694)
Class R5	(3,688,234)	(150,705,046)	(6,846,878)	(302,027,730)
Class R6	(999,990)	(41,074,776)	(2,124,859)	(92,939,103)
Net increase (decrease) in share activity	(4,466,837)	$(162,550,651)	5,956,410	$227,788,145

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

18                         Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,201.10	$6.49	$1,018.89	$5.96	1.19%
Class C	1,000.00	1,196.50	10.57	1,015.17	9.69	1.94
Class R	1,000.00	1,199.50	7.85	1,017.65	7.20	1.44
Class Y	1,000.00	1,202.60	5.13	1,020.13	4.71	0.94
Investor Class	1,000.00	1,201.50	6.11	1,019.24	5.61	1.12
Class R5	1,000.00	1,203.70	4.37	1,020.83	4.01	0.80
Class R6	1,000.00	1,203.90	3.88	1,021.27	3.56	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19                         Invesco Small Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Small Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period, and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods, and above the performance of the Index for the five year period. The Board noted that overweight and underweight exposure to and stock selection in

20                         Invesco Small Cap Growth Fund

certain sectors and capitalization sizes detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21                         Invesco Small Cap Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 AND 002-57526	Invesco Distributors, Inc.	SCG-SAR-1

Shareholder Report for the Two Months Ended 6/30/2019

Invesco

Oppenheimer

Main Street Small

Cap Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Small Cap Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Top Holdings and Allocations	4

Fund Expenses	7

Statement of Investments	10

Statement of Assets and Liabilities	13

Statement of Operations	15

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	29

Approval of Investment Advisory and Sub-Advisory Contracts	42

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	47

Invesco’s Privacy Policy	48

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index
2-Month	-1.16%	-6.59%	-1.26%
1-Year	-4.24	-9.53	-3.31
5-Year	6.66	5.46	7.06
Since Inception (5/17/13)	8.73	7.73	9.16

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

3                INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Zynga, Inc., Cl. A	2.5%
Korn Ferry	2.0
CACI International, Inc., Cl. A	2.0
ASGN, Inc.	1.9
WSFS Financial Corp.	1.9
j2 Global, Inc.	1.9
Generac Holdings, Inc.	1.8
Four Corners Property Trust, Inc.	1.8
National Storage Affiliates Trust	1.7
LHC Group, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	7.8%
Real Estate Investment Trusts (REITs)	6.8
Software	6.3
Machinery	5.2
Semiconductors & Semiconductor Equipment	4.1
Metals & Mining	4.1
Professional Services	3.9
Hotels, Restaurants & Leisure	3.8
Biotechnology	3.6
Gas Utilities	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and strategies are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	2-Month	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	-1.16%	-4.24%	6.66%	8.73%
Class C (OSCCX)	5/17/13	-1.21	-4.92	5.86	7.87
Class R (OSCNX)	5/17/13	-1.18	-4.48	6.38	8.40
Class Y (OSCYX)	5/17/13	-1.09	-4.01	7.00	9.07
Class R5 (MNSQX)[1]	5/24/19	-1.16	-4.24	6.66	8.73
Class R6 (OSSIX)[2]	5/17/13	-1.09	-3.88	7.14	9.19

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	2-Month	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	-6.59%	-9.53%	5.46%	7.73%
Class C (OSCCX)	5/17/13	-2.20	-5.80	5.86	7.87
Class R (OSCNX)	5/17/13	-1.18	-4.48	6.38	8.40
Class Y (OSCYX)	5/17/13	-1.09	-4.01	7.00	9.07
Class R5 (MNSQX)[1]	5/24/19	-1.16	-4.24	6.66	8.73
Class R6 (OSSIX)[2]	5/17/13	-1.09	-3.88	7.14	9.19

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

5      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

The Fund’s performance is compared to the performance of the Russell 2000 Index: The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual expenses are based on an investment of $1,000.00 invested at the beginning of the period, May 1, 2019 and held for the period ended June 30, 2019.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Actual	Beginning Account Value	Ending Account Value June 30, 2019	Expenses Paid During the Period Ended June 30, 2019[1,2]
Class A	$1,000.00	$988.40	$1.96
Class C	1,000.00	987.90	3.23
Class R	1,000.00	988.20	2.41
Class Y	1,000.00	989.10	1.50
Class R5	1,000.00	988.40	0.83
Class R6	1,000.00	989.10	1.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.94	5.92
Class C	1,000.00	1,015.17	9.74
Class R	1,000.00	1,017.60	7.28
Class Y	1,000.00	1,020.33	4.52
Class R5	1,000.00	1,020.73	4.12
Class R6	1,000.00	1,021.03	3.82
1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the Fund’s new fiscal year change from April 30 to December 31). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 2-month period ended June 30, 2019 for Classes A, C, R, Y and R6 and for the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.18%
Class C	1.94
Class R	1.45
Class Y	0.90
Class R5	0.82
Class R6	0.76

8      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—14.3%
Auto Components—2.6%
Dorman Products, Inc.[1]	93,460	$8,144,105
Visteon Corp.[1]	146,940	8,607,745

		16,751,850
Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co.[1]	963,684	5,550,820
Entertainment—2.5%
Zynga, Inc., Cl. A1	2,639,323	16,179,050
Hotels, Restaurants & Leisure—3.8%
Jack in the Box, Inc.	101,778	8,283,711
Texas Roadhouse, Inc., Cl. A	171,108	9,183,366
Wendy’s Co. (The)	358,315	7,015,808

		24,482,885
Household Durables—1.1%
TopBuild Corp.[1]	85,329	7,061,828
Internet & Catalog Retail—0.9%
Etsy, Inc.[1]	99,307	6,094,471
Specialty Retail—2.5%
AutoNation, Inc.[1]	193,520	8,116,229
Monro, Inc.	95,858	8,176,687

		16,292,916
Consumer Staples—3.6%
Food & Staples Retailing—1.4%
BJ’s Wholesale Club Holdings, Inc.[1]	357,556	9,439,479
Household Products—1.2%
Energizer Holdings, Inc.	195,867	7,568,301
Personal Products—1.0%
Nu Skin Enterprises, Inc., Cl. A	131,645	6,492,731
Energy—3.1%
Oil, Gas & Consumable Fuels—3.1%
Matador Resources Co.[1]	407,176	8,094,659
Noble Midstream Partners LP2	163,983	5,454,075
Range Resources Corp.	397,282	2,773,028

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Renewable Energy Group, Inc.[1]	234,870	$3,725,038

		20,046,800
Financials—21.8%
Capital Markets—2.6%
Federated Investors, Inc., Cl. B	151,903	4,936,848
Focus Financial Partners, Inc., Cl. A1	93,857	2,563,235
Stifel Financial Corp.	161,508	9,538,662

		17,038,745
Commercial Banks—7.8%
Bank of NT Butterfield & Son Ltd. (The)	187,442	6,365,530
BankUnited, Inc.	95,193	3,211,812
Berkshire Hills Bancorp, Inc.	167,350	5,253,117
Cathay General Bancorp	118,067	4,239,786
Chemical Financial Corp.	149,518	6,146,685
Customers Bancorp, Inc.[1]	163,981	3,443,601
Heritage Financial Corp.	177,363	5,239,303
IBERIABANK Corp.	102,511	7,775,459
Pacific Premier Bancorp, Inc.	126,794	3,915,399
Sterling Bancorp	231,180	4,919,510

		50,510,202
Insurance—1.8%
James River Group Holdings Ltd.	118,770	5,570,313
ProAssurance Corp.	168,900	6,098,979

		11,669,292
Real Estate Investment Trusts (REITs)—6.8%
Brandywine Realty Trust	578,999	8,291,265
DiamondRock Hospitality Co.	623,329	6,445,222
EPR Properties	84,264	6,285,252
Four Corners Property Trust, Inc.	420,121	11,481,907
National Storage Affiliates Trust	389,763	11,279,741

		43,783,387

10      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
Thrifts & Mortgage Finance—2.8%
OceanFirst Financial Corp.	237,187	$5,894,097
WSFS Financial Corp.	298,071	12,310,332

		18,204,429
Health Care—12.5%
Biotechnology—3.6%
Emergent BioSolutions, Inc.[1]	124,035	5,992,131
Ligand Pharmaceuticals, Inc.[1]	36,753	4,195,355
Repligen Corp.[1]	102,271	8,790,192
uniQure NV1	55,239	4,316,928

		23,294,606
Health Care Equipment & Supplies—3.1%
AtriCure, Inc.[1]	123,609	3,688,492
CryoPort, Inc.[1]	151,452	2,774,601
Quidel Corp.[1]	98,587	5,848,181
Senseonics Holdings, Inc.[1]	725,402	1,479,820
Wright Medical Group NV1	208,807	6,226,625

		20,017,719
Health Care Providers & Services—2.6%
Addus HomeCare Corp.[1]	76,696	5,748,365
LHC Group, Inc.[1]	93,381	11,166,500

		16,914,865
Health Care Technology—2.2%
Inspire Medical Systems, Inc.[1]	107,718	6,533,097
Teladoc Health, Inc.[1]	114,268	7,588,538

		14,121,635
Life Sciences Tools & Services—0.2%
Adaptive Biotechnologies Corp.[1]	19,881	960,252
Pharmaceuticals—0.8%
Intersect ENT, Inc.[1]	146,067	3,324,485
TherapeuticsMD, Inc.[1]	712,056	1,851,346

		5,175,831
Industrials—18.8%
Airlines—1.0%
Spirit Airlines, Inc.[1]	132,518	6,325,084

	Shares	Value
Building Products—1.2%
Masonite International Corp.[1]	143,794	$7,575,068
Commercial Services & Supplies—2.1%
ACCO Brands Corp.	858,051	6,752,862
Advanced Disposal Services, Inc.[1]	208,874	6,665,169

		13,418,031
Construction & Engineering—1.4%
KBR, Inc.	361,294	9,010,672
Electrical Equipment—2.6%
Atkore International Group, Inc.[1]	199,454	5,159,875
Generac Holdings, Inc.[1]	170,518	11,835,654

		16,995,529
Machinery—5.2%
EnPro Industries, Inc.	87,405	5,579,935
Evoqua Water Technologies Corp.[1]	492,979	7,020,021
Greenbrier Cos., Inc. (The)	108,420	3,295,968
Manitowoc Co., Inc. (The)[1]	174,444	3,105,103
Navistar International Corp.[1]	145,031	4,996,318
Rexnord Corp.[1]	316,980	9,579,136

		33,576,481
Professional Services—3.9%
ASGN, Inc.[1]	209,434	12,691,700
Korn Ferry	318,923	12,779,245

		25,470,945
Road & Rail—1.4%
Genesee & Wyoming, Inc., Cl. A1	91,801	9,180,100
Information Technology—13.5%
IT Services—3.1%
CACI International, Inc., Cl. A1	61,327	12,546,891
Perspecta, Inc.	311,036	7,281,353

		19,828,244
Semiconductors & Semiconductor Equipment—4.1%
Brooks Automation, Inc.	219,741	8,514,964

11      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
MKS Instruments, Inc.	128,179	$9,983,862
Semtech Corp.[1]	170,826	8,208,189

		26,707,015
Software—6.3%
Blackline, Inc.[1]	66,453	3,555,900
Bottomline Technologies DE, Inc.[1]	110,013	4,866,975
Envestnet, Inc.[1]	83,788	5,728,585
j2 Global, Inc.	137,916	12,259,353
Pagerduty, Inc.[1]	18,412	866,285
Paylocity Holding Corp.[1]	69,012	6,474,706
Q2 Holdings, Inc.[1]	87,613	6,690,129

		40,441,933
Materials—5.3%
Construction Materials—1.2%
Summit Materials, Inc., Cl. A1	422,369	8,130,603
Metals & Mining—4.1%
Allegheny Technologies, Inc.[1]	307,898	7,759,030
Compass Minerals International, Inc.	115,333	6,337,548
Kaiser Aluminum Corp.	99,131	9,676,177
Mayville Engineering Co., Inc.[1]	191,857	2,647,627

		26,420,382

	Shares	Value
Utilities—5.9%
Gas Utilities—3.4%
South Jersey Industries, Inc.	321,224	$10,834,885
Suburban Propane Partners LP2	457,499	11,112,651

		21,947,536
Multi-Utilities—2.5%
Avista Corp.	156,814	6,993,904
Black Hills Corp.	58,624	4,582,638
NorthWestern Corp.	62,624	4,518,322

		16,094,864

Total Common Stocks (Cost $551,746,012)		638,774,581

Investment Company—0.7%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[3] (Cost $4,401,759)	4,401,759	4,401,759
Total Investments, at Value (Cost $556,147,771)	99.5%	643,176,340
Net Other Assets (Liabilities)	0.5	3,489,555

Net Assets	100.0%	$646,665,895

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $551,746,012)	$638,774,581
Affiliated companies (cost $4,401,759)	4,401,759

643,176,340
Cash	645,730
Receivables and other assets:
Investments sold	4,242,500
Dividends	473,997
Shares of beneficial interest sold	415,689
Other	33,353

Total assets	648,987,609
Liabilities

Payables and other liabilities:
Investments purchased	1,333,925
Shares of beneficial interest redeemed	730,649
Transfer and shareholder servicing agent fees	94,620
Distribution and service plan fees	70,966
Management fees	37,269
Trustees’ compensation	28,120
Shareholder communications	12,786
Administration fees	364
Other	13,015

Total liabilities	2,321,714

Net Assets	$646,665,895

Composition of Net Assets

Shares of beneficial interest	$573,826,089

Total distributable earnings	72,839,806

Net Assets	$646,665,895

13      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $141,071,055 and 9,761,037 shares of beneficial interest outstanding)	$14.45

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$15.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,291,056 and 2,695,274 shares of beneficial interest outstanding)	$13.84

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $24,120,906 and 1,691,627 shares of beneficial interest outstanding)	$14.26

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $159,995,370 and 11,007,926 shares of beneficial interest outstanding)	$14.53

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,407 and 720 shares of beneficial interest outstanding)	$14.45

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $284,177,101 and 19,513,240 shares of beneficial interest outstanding)	$14.56

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT

OF OPERATIONS

	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019
Investment Income
Dividends:
Unaffiliated companies	$1,864,605	$7,548,807
Affiliated companies	36,418	288,183
Interest	2,359	3,773

Total investment income	1,903,382	7,840,763
Expenses

Management fees	763,589	4,717,967

Administration fees	7,454	—
Distribution and service plan fees:
Class A	54,399	329,492
Class C	69,833	436,371

Class R	19,685	109,054
Transfer and shareholder servicing agent fees:
Class A	51,382	267,950
Class C	15,794	85,196
Class R	8,932	42,769
Class Y	62,182	359,847
Class R5	1	—

Class R6	9,849	81,839
Shareholder communications:
Class A	2,004	10,488
Class C	746	2,926
Class R	434	2,097
Class Y	2,858	12,237

Class R6	3,485	1,669

Trustees’ compensation	3,418	22,473

Borrowing fees	2,022	18,840

Custodian fees and expenses	1,204	4,314
Other	15,765	75,677

Total expenses	1,095,036	6,581,206
Less reduction to custodian expenses	(1,204)	(1,260)
Less waivers and reimbursements of expenses	(28,341)	(67,964)

Net expenses	1,065,491	6,511,982
Net Investment Income	837,891	1,328,781

15      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT

OF OPERATIONS Continued

	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions	$(6,199,593)	$32,473,342

Foreign currency transactions	—	(261)

Net realized gain (loss)	(6,199,593)	32,473,081
Net change in unrealized appreciation/(depreciation) on investment transactions	(2,273,071)	(11,157,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,634,773)	$22,643,905

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$837,891	$1,328,781	$980,222
Net realized gain (loss)	(6,199,593)	32,473,081	38,773,873
Net change in unrealized appreciation/(depreciation)	(2,273,071)	(11,157,957)	3,144,713

Net increase (decrease) in net assets resulting from operations	(7,634,773)	22,643,905	42,898,808
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	—	(9,643,377)	(6,617,092)
Class C	—	(3,160,847)	(1,974,426)
Class R	—	(1,513,150)	(829,478)
Class Y	—	(13,798,110)	(6,573,390)
Class R5	—	—	—
Class R6	—	(18,887,741)	(15,291,778)

Total distributions from distributable earnings	—	(47,003,225)	(31,286,164)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,978,997	34,741,385	2,899,519
Class C	(6,386,656)	8,289,219	4,945,053
Class R	209,287	6,159,774	8,303,330
Class Y	(7,755,464)	31,112,299	66,979,708
Class R5	10,000	—	—
Class R6	(585,057)	34,914,388	(106,539,001)

Total beneficial interest transactions	(12,528,893)	115,217,065	(23,411,391)
Net Assets
Total increase (decrease)	(20,163,666)	90,857,745	(11,798,747)
Beginning of period	666,829,561	575,971,816	587,770,563

End of period	$646,665,895	$666,829,561	$575,971,816

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	April 30,	April 30,	April 30,	April 29,	April 30,
	(Unaudited)	2019	2018	2017	2016[1]	2015
Per Share Operating Data
Net asset value, beginning of period	$14.62	$15.09	$14.87	$12.08	$12.76	$11.57
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.00[3]	(0.01)	0.00[3]	0.05	0.03
Net realized and unrealized gain (loss)	(0.18)	0.58	1.08	2.82	(0.69)	1.20
Total from investment operations	(0.17)	0.58	1.07	2.82	(0.64)	1.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.04)	(0.03)	(0.04)	(0.00)[3]
Distributions from net realized gain	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	0.00	(1.05)	(0.85)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$14.45	$14.62	$15.09	$14.87	$12.08	$12.76

Total Return, at Net Asset Value[4]	(1.16)%	4.46%	7.08%	23.49%	(5.06)%	10.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,071	$140,651	$112,937	$108,776	$49,494	$34,343
Average net assets (in thousands)	$136,267	$137,458	$116,580	$74,701	$43,949	$26,518
Ratios to average net assets:[5]
Net investment income (loss)	0.58%	0.01%	(0.06)%	0.02%	0.44%	0.25%
Expenses excluding specific expenses listed below	1.21%	1.17%	1.21%	1.23%	1.25%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.21%	1.17%	1.21%	1.23%	1.25%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.17%[8]	1.20%	1.22%	1.25%[8]	1.25%
Portfolio turnover rate	7%	46%	52%	67%	53%	55%

18      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.21%
Year Ended April 30, 2019	1.17%
Year Ended April 30, 2018	1.21%
Year Ended April 30, 2017	1.23%
Year Ended April 29, 2016	1.25%
Year Ended April 30, 2015	1.30%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$14.01	$14.62	$14.50	$11.84	$12.57	$11.49
Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.11)	(0.12)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	(0.17)	0.55	1.05	2.76	(0.69)	1.19
Total from investment operations	(0.17)	0.44	0.93	2.66	(0.73)	1.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Net asset value, end of period	$13.84	$14.01	$14.62	$14.50	$11.84	$12.57

Total Return, at Net Asset Value[4]	(1.21)%	3.62%	6.31%	22.55%	(5.81)%	9.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,291	$44,391	$38,424	$33,274	$14,441	$9,878
Average net assets (in thousands)	$41,772	$43,688	$36,166	$22,374	$12,117	$5,461
Ratios to average net assets:[5]
Net investment loss	(0.18)%	(0.74)%	(0.83)%	(0.74)%	(0.34)%	(0.59)%
Expenses excluding specific expenses listed below	1.97%	1.93%	1.96%	1.98%	2.01%	2.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.97%	1.93%	1.96%	1.98%	2.01%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.93%[8]	1.95%	1.97%	2.01%[8]	2.13%[8]
Portfolio turnover rate	7%	46%	52%	67%	53%	55%

20      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.97%
Year Ended April 30, 2019	1.93%
Year Ended April 30, 2018	1.96%
Year Ended April 30, 2017	1.98%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.13%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$14.43	$14.95	$14.75	$12.00	$12.68	$11.53
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.04)	(0.05)	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.18)	0.57	1.08	2.79	(0.69)	1.20
Total from investment operations	(0.17)	0.53	1.03	2.76	(0.67)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	(0.01)	(0.01)	0.00
Distributions from net realized gain	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	0.00	(1.05)	(0.83)	(0.01)	(0.01)	(0.04)
Net asset value, end of period	$14.26	$14.43	$14.95	$14.75	$12.00	$12.68

Total Return, at Net Asset Value[3]	(1.18)%	4.16%	6.79%	23.17%	(5.31)%	10.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,121	$24,188	$18,749	$10,343	$4,060	$3,027
Average net assets (in thousands)	$23,662	$21,942	$14,862	$6,444	$3,544	$1,403
Ratios to average net assets:[4]
Net investment income (loss)	0.32%	(0.24)%	(0.35)%	(0.25)%	0.15%	(0.09)%
Expenses excluding specific expenses listed below	1.47%	1.43%	1.46%	1.49%	1.51%	1.61%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.47%	1.43%	1.46%	1.49%	1.51%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.43%[7]	1.45%	1.48%	1.51%[7]	1.60%
Portfolio turnover rate	7%	46%	52%	67%	53%	55%

22      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.47%
Year Ended April 30, 2019	1.43%
Year Ended April 30, 2018	1.46%
Year Ended April 30, 2017	1.49%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.61%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$14.69	$15.16	$14.93	$12.13	$12.81	$11.59
Income (loss) from investment operations:
Net investment income[2]	0.02	0.04	0.03	0.05	0.09	0.04
Net realized and unrealized gain (loss)	(0.18)	0.58	1.09	2.82	(0.69)	1.24
Total from investment operations	(0.16)	0.62	1.12	2.87	(0.60)	1.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.08)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	0.00	(1.09)	(0.89)	(0.07)	(0.08)	(0.06)
Net asset value, end of period	$14.53	$14.69	$15.16	$14.93	$12.13	$12.81

Total Return, at Net Asset Value[3]	(1.09)%	4.73%	7.35%	23.85%	(4.72)%	11.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,995	$169,801	$149,641	$81,433	$59,422	$47,128
Average net assets (in thousands)	$164,582	$184,518	$111,030	$69,849	$54,043	$6,437
Ratios to average net assets:[4]
Net investment income	0.86%	0.28%	0.18%	0.38%	0.76%	0.33%
Expenses excluding specific expenses listed below	0.97%	0.93%	0.96%	0.98%	1.00%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.97%	0.93%	0.96%	0.98%	1.00%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.88%
Portfolio turnover rate	7%	46%	52%	67%	53%	55%

24      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	0.97%
Year Ended April 30, 2019	0.93%
Year Ended April 30, 2018	0.96%
Year Ended April 30, 2017	0.98%
Year Ended April 29, 2016	1.00%
Year Ended April 30, 2015	1.01%

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$13.89

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.55

Total from investment operations	0.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00

Total dividends and/or distributions to shareholders	0.00

Net asset value, end of period	$14.45

Total Return, at Net Asset Value[3]	4.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	0.93%
Expenses excluding specific expenses listed below	0.82%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%

Portfolio turnover rate	7%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	0.82%

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Class R6	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$14.72	$15.19	$14.95	$12.14	$12.82	$11.58
Income (loss) from investment operations:
Net investment income[2]	0.02	0.07	0.06	0.07	0.11	0.10
Net realized and unrealized gain (loss)	(0.18)	0.57	1.08	2.82	(0.70)	1.20
Total from investment operations	(0.16)	0.64	1.14	2.89	(0.59)	1.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(0.09)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	(1.05)	(0.81)	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	0.00	(1.11)	(0.90)	(0.08)	(0.09)	(0.06)
Net asset value, end of period	$14.56	$14.72	$15.19	$14.95	$12.14	$12.82

Total Return, at Net Asset Value[3]	(1.09)%	4.85%	7.58%	23.97%	(4.63)%	11.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$284,177	$287,799	$256,221	$353,945	$294,108	$187,997
Average net assets (in thousands)	$279,430	$272,745	$315,356	$308,374	$256,727	$95,238
Ratios to average net assets:[4]
Net investment income	1.00%	0.43%	0.38%	0.51%	0.91%	0.80%
Expenses excluding specific expenses listed below	0.76%	0.76%	0.77%	0.78%	0.80%	0.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.76%	0.76%	0.77%	0.78%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%[7]	0.76%[7]	0.77%[7]	0.78%[7]	0.80%[7]	0.79%
Portfolio turnover rate	7%	46%	52%	67%	53%	55%

27      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	0.76%
Year Ended April 30, 2019	0.76%
Year Ended April 30, 2018	0.77%
Year Ended April 30, 2017	0.78%
Year Ended April 29, 2016	0.80%
Year Ended April 30, 2015	0.80%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Main Street Small Cap Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Small Cap Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective June 30, 2019, the Fund’s fiscal year changed from April 30 to December 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

29      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting

30      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

31      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally

32      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2019, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October losses of $7,930,740. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $14,130,333, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first two months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

33      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Federal tax cost of securities	$556,147,771

Gross unrealized appreciation	$127,029,490
Gross unrealized depreciation	(40,000,921)

Net unrealized appreciation	$87,028,569

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investment transactions in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized

34      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the two months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.71%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $308,475 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the

35      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.94%, 1.45%, 0.90%, 0.82% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the two months ended June 30, 2019, the Adviser waived advisory fees of $1,464 and reimbursed fund expenses of $5,170, $2,135, $1,111, and $18,461 of Class A, Class C, Class R, and Class Y, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class I, Class R and Class Y shares to 1.25%, 2.25%, 0.80%, 1.75% and 0.90%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the two months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the two months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.

36      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net asset of Class A shares. The Fund, pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the two months ended June 30, 2019, IDI advised the Fund that IDI retained $4,564 in front-end sales commissions from the sale of Class A shares and $325 and $522 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $6,745 in front-end sales commissions from the sale of Class A shares and $323 and $421 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

37      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the two months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,204.

Note 5 - Trustee and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank N.A., the custodian bank. Such balances, if any at period-end, are shown in

38      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the two months ended June 30, 2019 was $45,650,831 and $59,128,980, respectively.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Two Months Ended		Year Ended		Year Ended
	June 30, 2019[1]		April 30, 2019		April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	591,458	$8,374,192	5,020,727	$78,539,366	2,950,985	$44,804,305
Dividends and/or distributions reinvested	—	—	716,429	9,628,806	438,912	6,601,237
Redeemed	(453,355)	(6,395,195)	(3,598,215)	(53,426,787)	(3,222,153)	(48,506,023)

Net increase	138,103	$1,978,997	2,138,941	$34,741,385	167,744	$2,899,519

Class C
Sold	81,860	$1,114,741	1,112,608	$16,709,353	761,041	$11,229,602
Dividends and/or distributions reinvested	—	—	243,961	3,151,975	134,825	1,969,790
Redeemed	(555,110)	(7,501,397)	(816,867)	(11,572,109)	(561,841)	(8,254,339)

Net increase (decrease)	(473,250)	$(6,386,656)	539,702	$8,289,219	334,025	$4,945,053

Class R
Sold	64,753	$906,818	654,514	$9,850,067	704,920	$10,597,844
Dividends and/or distributions reinvested	—	—	113,704	1,510,194	55,525	827,876
Redeemed	(49,726)	(697,531)	(345,969)	(5,200,487)	(207,209)	(3,122,390)

Net increase	15,027	$209,287	422,249	$6,159,774	553,236	$8,303,330

39      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Two Months Ended June 30, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Class Y
Sold	802,936	$11,637,732	7,307,710	$112,911,128	5,519,755	$83,884,229
Dividends and/or distributions reinvested	—	—	1,021,525	13,790,591	434,878	6,566,657
Redeemed	(1,352,335)	(19,393,196)	(6,639,579)	(95,589,420)	(1,539,493)	(23,471,178)

Net increase (decrease)	(549,399)	$(7,755,464)	1,689,656	$31,112,299	4,415,140	$66,979,708

Class R5[2]
Sold	720	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	720	$10,000	—	$—	—	$—

Class R6
Sold	121,873	$1,740,026	4,142,433	$59,270,062	2,369,368	$35,883,802
Dividends and/or distributions reinvested	—	—	1,233,835	16,681,452	915,910	13,839,406
Redeemed	(162,944)	(2,325,083)	(2,693,773)	(41,037,126)	(10,091,517)	(156,262,209)

Net increase (decrease)	(41,071)	$(585,057)	2,682,495	$34,914,388	(6,806,239)	$(106,539,001)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 29% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

40      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

Note 10 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

41      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Main Street Small Cap Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

42      OPPENHEIMER MAIN STREET SMALL CAP FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders

43      OPPENHEIMER MAIN STREET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory

44      OPPENHEIMER MAIN STREET SMALL CAP FUND

fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The

45      OPPENHEIMER MAIN STREET SMALL CAP FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

46       OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

47      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INVESCO’S PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

48      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

49      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

INVESCO’S PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

50      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

51      INVESCO OPPENHEIMER MAIN STREET SMALL CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MSS-SAR-1 08272019

Shareholder Report for the Two Months Ended	6/30/2019

Invesco

Oppenheimer

International

Diversified Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer International Diversified Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World ex USA Index
2-Month	-0.28%	-5.78%	13.60%
1-Year	-0.17	-5.68	1.29
5-Year	4.01	2.83	2.16
10-Year	8.66	8.06	6.54

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

3          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Top Holdings and Allocations

TOP HOLDINGS

Invesco Oppenheimer International Growth Fund	25.5%
Invesco Oppenheimer Developing Markets Fund	25.4
Invesco Oppenheimer International Small-Mid Company Fund	24.9
Invesco Oppenheimer International Equity Fund	24.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

4          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	2-Month	1-Year	5-Year	10-Year

Class A (OIDAX)	9/27/05	-0.28%	-0.17%	4.01%	8.66%
Class C (OIDCX)	9/27/05	-0.34	-0.85	3.24	7.85
Class R (OIDNX)	9/27/05	-0.28	-0.38	3.75	8.36
Class Y (OIDYX)	9/27/05	-0.22	0.14	4.28	8.96
Class R5[1] (INDFX )	5/24/19	-0.22	-0.11	4.02	8.67
Class R6[2] (OIDIX)	8/28/12	-0.16	0.29	4.46	8.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	2-Month	1-Year	5-Year	10-Year

Class A (OIDAX)	9/27/05	-5.78%	-5.68%	2.83%	8.06%
Class C (OIDCX)	9/27/05	-1.34	-1.85	3.24	7.85
Class R (OIDNX)	9/27/05	-0.28	-0.38	3.75	8.36
Class Y (OIDYX)	9/27/05	-0.22	0.14	4.28	8.96
Class R5[1] (INDFX )	5/24/19	-0.22	-0.11	4.02	8.67
Class R6[2] (OIDIX)	8/28/12	-0.16	0.29	4.46	8.69

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

5          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country World ex USA Index. The MSCI All Country World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual expenses are based on an investment of $1,000.00 invested at the beginning of the period, May 1, 2019 and held for the period ended June 30, 2019. The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Actual	Beginning Account Value	Ending Account Value June 30, 2019	Expenses Paid During Period Ended June 30, 2019[1,2]
Class A	$1,000.00	$997.20	$0.73
Class C	1,000.00	996.60	1.99
Class R	1,000.00	997.20	1.15
Class Y	1,000.00	997.80	0.25
Class R5	1,000.00	997.80	0.06
Class R6	1,000.00	998.40	0.05

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.61	2.21
Class C	1,000.00	1,018.89	5.97
Class R	1,000.00	1,021.37	3.46
Class Y	1,000.00	1,024.05	0.75
Class R5	1,000.00	1,024.50	0.30
Class R6	1,000.00	1,024.65	0.15

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the Fund’s new fiscal year change from April 30 to December 31). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 2-month period ended June 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.44%
Class C	1.19
Class R	0.69
Class Y	0.15
Class R5	0.06
Class R6	0.03

8          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Investment Companies—100.0%[1]
Foreign Equity Funds—100.0%
Invesco Oppenheimer Developing Markets Fund	28,933,649	$1,257,456,377
Invesco Oppenheimer International Equity Fund	58,804,129	1,194,311,856
Invesco Oppenheimer International Growth Fund	30,820,033	1,263,313,165
Invesco Oppenheimer International Small-Mid Company Fund	25,748,950	1,232,087,265
Total Investments, at Value (Cost $4,000,310,283)	100.0%	4,947,168,663
Net Other Assets (Liabilities)	(0.0)	(571,126)

Net Assets	100.0%	$4,946,597,537

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2019	Gross Additions	Gross Reductions	Shares June 30, 2019
Investment Companies
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	29,018,227	29,254,443	29,339,021	28,933,649
Invesco Oppenheimer International Equity Fund	58,985,688	59,487,341	59,668,900	58,804,129
Invesco Oppenheimer International Growth Fund	30,909,715	31,161,652	31,251,334	30,820,033
Invesco Oppenheimer International Small-Mid Company Fund	25,825,049	26,036,376	26,112,475	25,748,950

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Foreign Equity Funds
Invesco Oppenheimer Developing Markets Fund	$1,257,456,377	$—	$(583,956)	$(2,367,476)
Invesco Oppenheimer International Equity Fund	1,194,311,856	—	(1,989,681)	(8,099,190)
Invesco Oppenheimer International Growth Fund	1,263,313,165	—	(1,910,389)	10,515,235
Invesco Oppenheimer International Small-Mid Company Fund	1,232,087,265	—	(1,068,690)	(3,078,502)

Total	$4,947,168,663	$—	$(5,552,716)	$(3,029,933)

See accompanying Notes to Financial Statements.

10          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $4,000,310,283)	$4,947,168,663
Cash	5,022,752
Receivables and other assets:
Shares of beneficial interest sold	5,487,151
Other	136,759

Total assets	4,957,815,325

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	9,213,370
Transfer and shareholder servicing agent fees	704,204
Distribution and service plan fees	632,669
Investments purchased	440,280
Trustees’ compensation	152,671
Shareholder communications	56,645
Other	17,949

Total liabilities	11,217,788

Net Assets	$4,946,597,537

Composition of Net Assets
Shares of beneficial interest	$4,008,874,393
Total distributable earnings	937,723,144

Net Assets	$4,946,597,537

11          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,280,755,528 and 71,340,320 shares of beneficial interest outstanding)	$17.95

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.99

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $314,290,973 and 18,046,774 shares of beneficial interest outstanding)	$17.42

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $195,177,877 and 11,014,440 shares of beneficial interest outstanding)	$17.72

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,391,628,901 and 131,923,809 shares of beneficial interest outstanding)	$18.13

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,534 and 586.51 shares of beneficial interest outstanding)	$17.96

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $764,733,724 and 42,016,289 shares of beneficial interest outstanding)	$18.20

See accompanying Notes to Financial Statements.

12          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT

OF OPERATIONS

	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019
Investment Income
Dividend from affiliated companies	$—	$55,701,726
Interest	7,922	20,143

Total investment income	7,922	55,721,869
Expenses
Distribution and service plan fees:
Class A	488,264	3,088,095
Class B1	—	713
Class C	646,818	4,328,497
Class R	159,441	999,917
Transfer and shareholder servicing agent fees:
Class A	353,745	2,440,214
Class B1	—	143
Class C	116,638	845,064
Class R	57,485	391,088
Class Y	696,430	4,169,238
Class R5	1	—
Class R6	19,286	173,352
Shareholder communications:
Class A	11,036	17,801
Class C	3,879	6,263
Class R	1,805	1,982
Class Y	21,858	27,773
Class R6	6,594	4,914
Trustees’ compensation	8,765	67,805
Custodian fees and expenses	7,063	61,903
Other	26,158	209,102

Total expenses	2,625,266	16,833,864
Less waivers and reimbursements of expenses	(150,336)	(958,444)

Net expenses	2,474,930	15,875,420
Net Investment Income (Loss)	(2,467,008)	39,846,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions in:
Unaffiliated companies	128,221	—
Affiliated companies	(5,552,716)	(35,244,779)
Distributions received from affiliate companies	—	97,042,421

Net realized gain (loss)	(5,424,495)	61,797,642
Net change in unrealized appreciation/(depreciation) on investment transactions in affiliated companies	(3,029,933)	(165,754,338)
Net Decrease in Net Assets Resulting from Operations	$(10,921,436)	$(64,110,247)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

13          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018

Operations
Net investment income (loss)	$(2,467,008)	$39,846,449	$19,142,064
Net realized gain (loss)	(5,424,495)	61,797,642	329,004,205
Net change in unrealized appreciation/(depreciation)	(3,029,933)	(165,754,338)	200,939,111

Net increase (decrease) in net assets resulting from operations	(10,921,436)	(64,110,247)	549,085,380

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	—	(9,024,145)	(5,135,877)
Class B	—	—	—
Class C	—	—	—
Class R	—	(1,013,445)	(389,417)
Class Y	—	(23,341,642)	(10,342,028)
Class R5	—	—	—
Class R6	—	(7,383,520)	(2,869,506)

Total distributions from distributable earnings	—	(40,762,752)	(18,736,828)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	57,899,708	(140,795,623)	(95,964,860)
Class B	—	(1,525,600)	(10,796,570)
Class C	(99,897,196)	(48,097,923)	20,405,244
Class R	(4,753,990)	(9,226,616)	3,289,896
Class Y	8,994,914	461,261,248	952,915,505
Class R5	10,000	—	—
Class R6	29,984,989	275,131,274	221,744,042

Total beneficial interest transactions	(7,761,575)	536,746,760	1,091,593,257

Net Assets
Total increase (decrease)	(18,683,011)	431,873,761	1,621,941,809
Beginning of period	4,965,280,548	4,533,406,787	2,911,464,978

End of period	$4,946,597,537	$4,965,280,548	$4,533,406,787

See accompanying Notes to Financial Statements.

14          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

Class A	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$18.00	$18.47	$15.75	$14.01	$14.96	$14.73
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.13	0.08	0.10	0.07	0.10
Net realized and unrealized gain (loss)	(0.04)	(0.47)	2.71	1.70	(0.89)	0.22
Total from investment operations	(0.05)	(0.34)	2.79	1.80	(0.82)	0.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	(0.07)	(0.06)	(0.13)	(0.09)
Net asset value, end of period	$17.95	$18.00	$18.47	$15.75	$14.01	$14.96

Total Return, at Net Asset Value[3]	(0.28)%	(1.73)%	17.73%	12.89%	(5.45)%	2.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,280,756	$1,226,049	$1,406,336	$1,302,414	$1,343,636	$1,527,713
Average net assets (in thousands)	$1,180,558	$1,251,286	$1,304,302	$1,259,992	$1,398,744	$1,581,956
Ratios to average net assets:[4]
Net investment income (loss)	(0.44)%	0.76%	0.48%[5]	0.72%[5]	0.52%[5]	0.70%[5]
Expenses excluding specific expenses listed below	0.44%	0.45%	0.48%[5]	0.62%[5]	0.65%[5]	0.65%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.44%	0.45%	0.48%[5]	0.62%[5]	0.65%[5]	0.65%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.45%	0.47%[5]	0.62%[5,8]	0.65%[5]	0.65%[5]
Portfolio turnover rate	1%	7%	30%	16%	3%	7%

15          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.28%
Year Ended April 30, 2019	1.28%
Year Ended April 30, 2018	1.31%
Year Ended April 30, 2017	1.32%
Year Ended April 29, 2016	1.26%
Year Ended April 30, 2015	1.26%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

16          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class C	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$17.48	$17.92	$15.34	$13.69	$14.62	$14.41
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.00[3]	(0.05)	(0.01)	(0.03)	(0.00)[3]
Net realized and unrealized gain (loss)	(0.03)	(0.44)	2.63	1.66	(0.87)	0.21
Total from investment operations	(0.06)	(0.44)	2.58	1.65	(0.90)	0.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.03)	0.00
Net asset value, end of period	$17.42	$17.48	$17.92	$15.34	$13.69	$14.62

Total Return, at Net Asset Value[4]	(0.34)%	(2.46)%	16.82%	12.05%	(6.19)%	1.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,291	$417,155	$480,204	$394,497	$428,917	$500,310
Average net assets (in thousands)	$386,283	$433,264	$442,250	$398,087	$454,130	$501,925
Ratios to average net assets:[5]
Net investment income (loss)	(1.19)%	0.01%	(0.27)%[6]	(0.04)%[6]	(0.24)%[6]	(0.02)%[6]
Expenses excluding specific expenses listed below	1.19%	1.20%	1.23%[6]	1.37%[6]	1.40%[6]	1.40%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	1.19%	1.20%	1.23%[6]	1.37%[6]	1.40%[6]	1.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.20%	1.22%[6]	1.37%[6,9]	1.40%[6]	1.40%[6]
Portfolio turnover rate	1%	7%	30%	16%	3%	7%

17          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	2.03%
Year Ended April 30, 2019	2.03%
Year Ended April 30, 2018	2.06%
Year Ended April 30, 2017	2.07%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.01%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

18          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class R	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$17.77	$18.23	$15.56	$13.84	$14.78	$14.56
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.09	0.04	0.07	0.04	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.46)	2.66	1.68	(0.89)	0.21
Total from investment operations	(0.05)	(0.37)	2.70	1.75	(0.85)	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.03)	(0.03)	(0.09)	(0.06)
Net asset value, end of period	$17.72	$17.77	$18.23	$15.56	$13.84	$14.78

Total Return, at Net Asset Value[3]	(0.28)%	(1.96)%	17.38%	12.64%	(5.73)%	1.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,178	$200,643	$215,588	$180,808	$165,915	$175,025
Average net assets (in thousands)	$191,514	$200,562	$205,954	$167,052	$162,876	$201,690
Ratios to average net assets:[4]
Net investment income (loss)	(0.69)%	0.51%	0.23%[5]	0.47%[5]	0.26%[5]	0.49%[5]
Expenses excluding specific expenses listed below	0.69%	0.70%	0.73%[5]	0.87%[5]	0.90%[5]	0.90%[5]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.69%	0.70%	0.73%[5]	0.87%[5]	0.90%[5]	0.90%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.70%	0.72%[5]	0.87%[5,8]	0.90%[5]	0.90%[5]
Portfolio turnover rate	1%	7%	30%	16%	3%	7%

19          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.53%
Year Ended April 30, 2019	1.53%
Year Ended April 30, 2018	1.56%
Year Ended April 30, 2017	1.57%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.51%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class Y	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$18.17	$18.65	$15.91	$14.16	$15.13	$14.89
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.00)[3]	0.18	0.13	0.15	0.11	0.15
Net realized and unrealized gain (loss)	(0.04)	(0.48)	2.73	1.70	(0.91)	0.22
Total from investment operations	(0.04)	(0.30)	2.86	1.85	(0.80)	0.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.18)	(0.12)	(0.10)	(0.17)	(0.13)
Net asset value, end of period	$18.13	$18.17	$18.65	$15.91	$14.16	$15.13

Total Return, at Net Asset Value[4]	(0.22)%	(1.41)%	18.00%	13.16%	(5.27)%	2.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,391,629	$2,386,585	$1,968,444	$825,180	$542,294	$537,066
Average net assets (in thousands)	$2,323,292	$2,140,618	$1,471,860	$637,414	$513,532	$520,362
Ratios to average net assets:[5]
Net investment income (loss)	(0.15)%	1.05%	0.73%[6]	1.00%[6]	0.77%[6]	1.00%[6]
Expenses excluding specific expenses listed below	0.19%	0.20%	0.23%[6]	0.37%[6]	0.40%[6]	0.40%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	0.19%	0.20%	0.23%[6]	0.37%[6]	0.40%[6]	0.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.15%	0.16%	0.22%[6]	0.37%[6,9]	0.40%[6]	0.40%[6]
Portfolio turnover rate	1%	7%	30%	16%	3%	7%

21          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	1.03%
Year Ended April 30, 2019	1.03%
Year Ended April 30, 2018	1.06%
Year Ended April 30, 2017	1.07%
Year Ended April 29, 2016	1.01%
Year Ended April 30, 2015	1.01%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class R5	Period Ended June 30, 2019 (Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$17.05
Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Net realized and unrealized gain	0.91

Total from investment operations	0.91
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Net asset value, end of period	$17.96

Total Return, at Net Asset Value[4]	5.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment loss	(0.06)%
Expenses excluding specific expenses listed below	0.06%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.06%
Portfolio turnover rate	1%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	0.90%

See accompanying Notes to Financial Statements.

23          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Two Months Ended June 30, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$18.23	$18.73	$15.96	$14.20	$15.17	$14.94
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.00)[3]	0.20	0.16	0.17	0.14	0.17
Net realized and unrealized gain (loss)	(0.03)	(0.49)	2.75	1.71	(0.91)	0.22

Total from investment operations	(0.03)	(0.29)	2.91	1.88	(0.77)	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.21)	(0.14)	(0.12)	(0.20)	(0.16)
Net asset value, end of period	$18.20	$18.23	$18.73	$15.96	$14.20	$15.17

Total Return, at Net Asset Value[4]	(0.16)%	(1.37)%	18.28%	13.39%	(5.07)%	2.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$764,734	$734,849	$461,321	$197,537	$124,159	$90,659
Average net assets (in thousands)	$725,747	$579,158	$332,157	$148,912	$105,658	$82,045
Ratios to average net assets:[5]
Net investment income (loss)	(0.03)%	1.17%	0.90%[6]	1.15%[6]	0.99%[6]	1.16%[6]
Expenses excluding specific expenses listed below	0.03%	0.04%	0.05%[6]	0.18%[6]	0.21%[6]	0.21%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	0.03%	0.04%	0.05%[6]	0.18%[6]	0.21%[6]	0.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.03%	0.04%	0.05%[6]	0.18%[6,9]	0.21%[6]	0.21%[6]
Portfolio turnover rate	1%	7%	30%	16%	3%	7%

24          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Two Months Ended June 30, 2019	0.87%
Year Ended April 30, 2019	0.87%
Year Ended April 30, 2018	0.88%
Year Ended April 30, 2017	0.88%
Year Ended April 29, 2016	0.82%
Year Ended April 30, 2015	0.82%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer International Diversified Fund (the “Fund”) is a series portfolio of Aim Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer International Diversified Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective June 30, 2019, the Fund’s fiscal year end changed from April 30 to December 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to

26          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a

27          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

28          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2019, the Fund did not utilize any capital loss

29          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

carryforwards to offset capital gains realized in that fiscal year Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $5,424,495. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,000,310,283

Gross unrealized appreciation	$946,858,380
Gross unrealized depreciation	0

Net unrealized appreciation	$946,858,380

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

30          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.04%, 1.54%, 0.99%, 0.93% and 0.88%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

31          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

For the two months ended June 30, 2019, the Adviser reimbursed fund expenses of $150,336 of Class Y shares.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class Y shares to 0.99% of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the two months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the two months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the two months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted

32          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

from redemption proceeds prior to remittance to the shareholder. During the period ended June 30, 2019, IDI advised the Fund that IDI retained $11,471 in front-end sales commissions from the sale of Class A shares and $11,928 and $1,447 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $13,175 in front-end sales commissions from the sale of Class A shares and $1,414 and $2,843 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

33          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 4 - Trustee and Officer Fees and Benefits

The Acquired Fund has adopted an unfunded retirement plan (the “Plan”) for the Acquired Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$0
Payments Made to Retired Trustees	0
Accumulated Liability as of June 30, 2019	33,902

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury

34          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

obligations and money market funds, if any) purchased and sold by the Fund during the two months ended June 30, 2019 was $46,352,252 and $60,856,901, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

	Two Months Ended June 30, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	6,590,325	$116,513,280	13,475,477	$233,470,075	19,642,264	$347,869,984
Dividends and/or distributions reinvested	—	—	551,633	8,445,496	270,262	4,867,416
Redeemed	(3,370,207)	(58,613,572)	(22,057,206)	(382,711,194)	(26,471,274)	(448,702,260)

Net increase (decrease)	3,220,118	$57,899,708	(8,030,096)	$(140,795,623)	(6,558,748)	$(95,964,860)

Class B
Sold	—	$—	5	$101	18,259	$310,392
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed[2]	—	—	(84,325)	(1,525,701)	(651,159)	(11,106,962)

Net decrease	—	$—	(84,320)	$(1,525,600)	(632,900)	$(10,796,570)

Class C
Sold	235,699	$3,983,456	3,783,862	$63,954,851	6,766,293	$117,850,014
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	(6,053,477)	(103,880,652)	(6,712,974)	(112,052,774)	(5,693,114)	(97,444,770)

Net increase (decrease)	(5,817,778)	$(99,897,196)	(2,929,112)	$(48,097,923)	1,073,179	$20,405,244

Class R
Sold	313,690	$5,395,365	2,928,378	$50,041,807	3,742,311	$65,254,721
Dividends and/or distributions reinvested	—	—	62,565	946,600	19,557	348,124
Redeemed	(588,790)	(10,149,355)	(3,524,190)	(60,215,023)	(3,561,885)	(62,312,949)

Net increase (decrease)	(275,100)	$(4,753,990)	(533,247)	$(9,226,616)	199,983	$3,289,896

35          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Two Months Ended June 30, 2019[1]		Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class Y
Sold	6,634,779	$116,259,893	71,086,639	$1,237,747,429	69,134,530	$1,230,907,324
Dividends and/or distributions reinvested	—	—	1,372,910	21,183,991	534,818	9,717,644
Redeemed	(6,087,931)	(107,264,979)	(46,617,520)	(797,670,172)	(16,004,863)	(287,709,463)

Net increase	546,848	$8,994,914	25,842,029	$461,261,248	53,664,485	$952,915,505

Class R5
Sold	587	$10,000	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	587	$10,000	—	$—	—	$—

Class R6
Sold	3,832,652	$67,320,031	24,567,400	$430,789,901	16,721,195	$302,607,471
Dividends and/or distributions reinvested	—	—	446,441	6,910,915	157,364	2,868,757
Redeemed	(2,117,064)	(37,335,042)	(9,349,077)	(162,569,542)	(4,617,147)	(83,732,186)

Net increase	1,715,588	$29,984,989	15,664,764	$275,131,274	12,261,412	$221,744,042

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

Note 8 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years

36          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

37          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer International Diversified Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

38          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.    Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

39          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.     Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.     Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers will not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests will pay Invesco Advisers advisory fees. Because Invesco Advisers will not charge the Fund any advisory fees, the Board did not rely upon any comparison of contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts, but noted that because the Fund is a fund of funds, Invesco Advisers and the Affiliated Sub-Advisers will not charge the Fund any fees pursuant to the Fund’s investment advisory agreement. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

40          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers will not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.

D.     Economies of Scale and Breakpoints

The Board noted that Invesco Advisers will not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests will pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.     Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers and its affiliates will not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund will incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.     Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The

41          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds. The Board noted that Invesco Advisers and its affiliates will receive advisory and other fees from the affiliated mutual funds. The Board considered that the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds will be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

42          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

43          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

INVESCO’S PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

44          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

45          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

INVESCO’S PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

46          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

47          INVESCO OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-IDIV-AR-1	08272019

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matter for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investment, the individual was not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services provided by the individual was not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates and the investment was not material to the net worth of the individual or his respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances, including the mitigating factors described below. and after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	September 6, 2019